UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road Dallas, TX 75201-1407
(Address of principal executive offices) (Zip code)

    Rodney R. Miller, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

registrant’s telephone number, including area code: 214-720-2142

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GuideStone Funds

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)

GuideStone Capital Management (“GSCM”)

GuideStone Financial Services (“GSFS”)

PFPC Distributors, Inc. (“PFPC”)

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed above: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates. An affiliate of an organization means any entity that controls, is controlled by, or is under common control with that organization. For example, GuideStone Financial Resources, GSCM and GSFS are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSFS and PFPC do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic, and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer service representative at 1-888-98-GUIDE.

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed.

LETTER FROM THE PRESIDENT

We are pleased to bring to you the 2005 annual report for GuideStone Funds. Within these pages you will find the results of another successful year of mutual fund and investment operations.

During the past year we completed the transition of our mutual funds and investment advisor to the GuideStone brand. During 2005 our mutual funds (formerly known as AB Funds Trust) adopted the name of GuideStone Funds, and our investment advisor (formerly known as SBC Financial Services, Inc.) became known as GuideStone Capital Management. In addition to our name change, GuideStone Funds now have ticker symbols and are available on NASDAQ. Now you can go to such publications as the Wall Street Journal, USA Today or the internet to see GuideStone Funds. GuideStone Funds is the largest Christian-based mutual fund family in the country, and the new brand provides us the opportunity to better position our services within the investment management industry.

While the new name signals important new horizons for us, there is absolutely no change in our investment philosophy or process that would jeopardize the high-quality of investment management services you have experienced and expect from GuideStone Funds. We continue to follow our research-based, results-driven passion for investing.

As of December 31, 2005, assets managed in GuideStone Funds totaled $8.7 billion, representing a 5.97% increase from the prior year. Investment returns in the capital markets during 2005 were generally below levels of the past few years. An aging economic cycle, high oil prices and rising short-term interest rates provided a modest headwind for financial securities during the year. Despite a lower investment return environment, we are pleased that all GuideStone Funds provided investors with positive returns for the year. As always, we continue to focus our efforts on achieving excellence within the investment management community.

Through GuideStone Funds, investors gain access to 27 underlying investment management firms, providing investment management expertise on a global platform. Our investment strategies are designed in whole to take advantage of investment opportunities in the global equity and fixed income markets. Our dedication to insightful and value-added portfolio management, a rigorous compliance program, and a governance process based on shareholder advocacy, work toward one goal, which is to provide our investors with uncompromised results.

This report reflects our commitment to keep you fully informed on the results of your investments. We hope you will find the information valuable. If you have questions regarding its content, please call us at 1-888-98-GUIDE or visit our web site at www.guidestonefunds.org. Our customer service specialists are ready to serve you.

Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John Jones

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

Global economic expansion and low inflation, which have been central themes in the financial markets throughout 2005, continued to provide a healthy investment climate for investors through the fourth quarter. The year 2005 provided investors with positive returns across all major asset classes but in most cases at levels far below long-term historical averages. Over the past 12 months, the S&P 500® Index has returned 4.93% compared to 2.43% for the Lehman Rodric E. Cummins, CFA Brothers Aggregate Bond Index.

Investors with globally diversified portfolios participated in a significant market advance in international stocks during the year. For the third consecutive year, international stocks posted strong returns and outpaced U.S. stocks. Non-U.S. equity markets, as represented by the MSCI ACWI® (Morgan Stanley Capital International All Country World Index) Ex-U.S., posted a return of 16.62% for the year. International equity markets were once again led by stocks in emerging countries, which returned 34.00% for the year as measured by the MSCI Emerging Market Index.

Below average returns in the U.S. capital markets in 2005 reflect the dynamics typically associated with late stage economic cycles. During periods of economic expansion, stronger growth normally results in higher corporate profits and inflationary pressures which benefit equity returns in relation to bond investments. This has been the case in each of the past three years. However, dating back to 2003, capital market returns have diminished with each passing year. As economies mature, profit margins often come under pressure from rising costs and decelerating earnings growth. The cumulative effect of a tightening monetary policy dampens the prospects for future robust economic growth. The current economic cycle and capital market results follow this classic pattern. The capital markets’ process of discounting the effect of these factors into future economic growth likely explains the diminished capital market returns in the U.S. in 2005.

As the economic cycle continues to mature, heightened awareness will be placed on the actions of the Federal Reserve (“the Fed”). More so than in the past, the Fed will increasingly face significant trade-offs between growth and inflation as future rate hikes are considered.

The broad fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, posted very modest returns of 0.59% and 2.43% for the quarter and calendar year 2005, respectively. Although positive, the bond market’s annual return was well below historical averages and trailed the broad U.S. equity market. The secular shift of rising short-term rates in response to the Fed’s persistent tightening campaign, sustained economic growth, and inflationary fears “primarily tied to higher energy prices”, provided a cumulative headwind for the bond market during the year.

The quarter, much like 2005, was characterized by a significant flattening of the yield curve as short and mid-term rates increased while longer-term rates remained anchored in place. Shaking off some of the interruption effect of the hurricanes hitting the Gulf Coast region, the economy seemed to get back on track as reflected by the third quarter GDP figure of 4.1% (annualized real growth), its highest level since the third quarter of 2004. With economic growth remaining strong, the Fed continued its tightening efforts by raising the Fed Funds rate .25% on two separate occasions to end the year at 4.25%. The increase at the December Federal Open Market Committee meeting marked the 13th consecutive .25% increase by the Fed since mid 2004. The Fed’s previously hawkish tone diminished in December as it removed its comments that the current monetary policy was “accommodative”. This caused some market pundits to believe we may be nearing the end of the Fed’s tightening cycle as long as inflation remains benign. The combination of strong economic data and Fed tightening helped push short-term rates higher, partially inverting the yield curve between the 2-year and 5-year Treasury. While short-term rates were rising, long-term rates remained noticeably unchanged reflecting easing inflationary concerns and strong demand for Treasuries by pension funds and non-U.S. investors. The yield on the bellwether 30-year Treasury bond ended the year at 4.54%. During the quarter, caution entered into the market as the Treasury sector, the safest of all fixed income investments, was one of the top performing sectors. The period marked the first time since the third quarter of 2002 that Treasuries outperformed spread sectors within the Lehman Brothers Aggregate Bond Index (including corporates and mortgages) on an equivalent duration basis. The extended sector of emerging market bonds was the best performing sector supported by investor demand and improving fundamentals and credit quality.

As the year ended, inflation appeared to be contained with expectations of moderating economic growth. Areas of focus remain the possibility of a cooling in the housing market, the level of consumer spending and the potential for higher energy prices. The bond market anticipated a high probability that the Fed will raise rates during the first quarter and possibly pause after that time. The first quarter of 2006 will mark the transition from Alan Greenspan to Ben Bernanke as Chairman of the Fed.

U.S. equity investors experienced modest gains in the fourth quarter of 2005 primarily due to the strong returns generated in the month of November. The broad market, as represented by the S&P 500® Index, advanced 2.10% during the quarter and 4.93% for the year. The materials, financials and industrials sectors were the best performing sectors during the quarter. The energy and utilities sectors posted the weakest index performance for the quarter, but clearly outperformed all sectors for the year.

According to the Russell Indices, virtually all market cap and style segments generated positive returns for the quarter and year. Large-cap stocks outperformed small-cap stocks for the quarter and ended six consecutive calendar years of underperforming the small-cap index. Large-cap growth stocks outpaced large-cap value oriented stocks for the quarter but underperformed for the year.

Developed international stocks, as represented by the MSCI EAFE (Europe, Australasia, Far East) Index, posted a return of 4.08% during the quarter and 13.54% for the year. The appreciation of the U.S. dollar versus other major currencies dampened returns for U.S. investors. Emerging markets outperformed the developed world as the MSCI Emerging Markets Index returned 7.18% for the quarter and 34.00% for the year.

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2005.

[1]	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

[2]	The Russell 2000® Index is a small-cap index consisting of the smallest 2000 companies in the Russell 3000® index, representing approximately 8% of the Russell 3000® Index total market capitalization.

[3]	The MSCI ACWI® Ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the U.S.

[4]	The Lehman Brothers Aggregate Bond Index includes f ixed rate debt issues rated investment grade or higher by Moody’s Investor’s Service, Standard and Poor’s® Corporation, or Fitch Investor’s Service, in that order.

U.S. Economy — Gross Domestic Product

The U.S. economy was resilient to tightening monetary policy, severe hurricanes and higher energy prices and continued its momentum throughout 2005. The U.S. economy generated positive economic growth, as measured by GDP, above the 3% threshold for the previous ten quarters through the period ending September 30, 2005. This ten quarter period was the longest streak since 1986. Third quarter GDP expanded at an annual rate of 4.1%, led by strong consumer spending, business investment and home building.

Gross Domestic Product (“GDP”) is one of, if not the most widely used economic measures for the overall U.S. economy. GDP measures the total market value of all final goods and services produced within the U.S. during a specific period. The index is the percent change from quarter to quarter of GDP and is often presented as an annualized rate. Generally, it is viewed as positive for the equity markets as GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg

S&P 500® Returns

The broad U.S. equity market, as measured by the S&P 500® Index, posted a positive annual return of 4.93% during 2005, capping its third consecutive year in positive territory. Although positive, the annual return was somewhat lackluster, well below its historical average and the performance of the broad international equity market. During the year, there was a modest dispersion among growth and value oriented stocks, but there was a large divergence among sector returns. Despite negative returns during the fourth quarter, the energy and utilities sectors were the best performers, generating annual returns of 31.4% and 16.8% respectively.

The S&P 500® Index is used as a measure for the performance of large-cap, U.S. stocks.

S&P 500® P/E Excluding Negative Earnings

The price-to-earnings (P/E) ratio for the S&P 500® Index ended the year slightly below 2004 levels and in-line with the historical average over the illustrated time period. It is worth noting this valuation measure for the broad market index has consistently contracted towards its average over the previous few years.

P/E is the ratio of a stock’s price divided by its earnings per share. In this case, the P/E ratio is represented for the entire index. The ratio, or multiple, reflects the price an investor is willing to pay for a dollar of expected earnings per share.

Data Source: Ned Davis Research Group

Consumer Confidence

U.S. consumer confidence, as measured by the Conference Board’s Index, fell sharply during the latter part of 2005, reaching a two-year low during October. The decline was attributable to the effects of the devastating hurricanes that hit the Gulf Coast region coupled with concerns over higher energy prices. Consumer confidence rebounded strongly in November and December to pre-hurricane levels, responding to declining gasoline prices and an improving labor market. During the year, consumer confidence peaked at 106.2, its highest level since June 2002.

The Consumer Confidence Index is computed on a monthly basis for the purpose of measuring consumers’ attitude toward the economy. The trend in this economic measure is closely monitored given consumers comprise approximately two-thirds of the U.S. economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg

Federal Reserve Bank

With economic growth remaining strong, the Federal Reserve Bank (“Fed”) continued its tightening campaign, raising the Fed Funds rate by .25% on eight separate occasions during 2005. Such action elevated the key interest rate to 4.25% by year-end. The tightening at the December Federal Open Market Committee meeting marked the 13th consecutive .25% increase by the Fed since mid 2004. The Fed’s previously hawkish tone diminished in December as it removed comments from their statement that the current monetary policy was “accommodative”. This caused some market pundits to believe we may be nearing the end of the Fed’s tightening cycle as long as inflation remains benign. First quarter 2006 will mark the transition from Chairman Alan Greenspan to Ben Bernanke as Chairman of the Fed. Greenspan has steered the Fed as Chairman since 1987.

The Federal Reserve Bank is the central bank of the U.S. with the responsibility of implementing monetary policy. The Federal Funds rate is the rate banks with excess reserves loan funds to banks needing additional reserves. The Fed Funds rate is one tool the Fed can use in their efforts of controlling money supply. It is viewed as a stimulus to the economy and to equity markets when the Fed lowers the Federal Funds rate given money supply increases. Contrarily, the opposite is true when the Fed increases the Fed Funds rate creating an environment for money supply contraction.

Data Source: Bloomberg

U.S. Unemployment

The U.S. unemployment rate gradually improved throughout 2005. The year began with the unemployment rate at 5.20% and following a brief peak of 5.40% in February, steadily improved to its year-end level of 4.90%. Prior to the latter half of 2005, the unemployment rate had not reached the 4.90% level since August 2001. During 2005, the economy was resilient and shook off the effects of hurricanes and higher energy prices to create more than two million jobs during the period.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during and is associated with diffcult economic periods. Conversely, the unemployment rate generally declines during and is accompanied by expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg

U.S. Treasury Yield Curve

The U.S. Treasury yield curve flattened materially during 2005 as short-term rates increased while long-term rates remained relatively constant. The yield curve ended the year partially inverted between the 2-year and 5-year Treasury. Maturities on the short-end of the yield curve (up to three years) increased over 1.00% during the year in response to the Fed’s tightening efforts which resulted in the Fed Funds rate reaching 4.25% by year-end. Contrarily, long-term rates remained more stable given the lack of inflationary pressure and strong demand from non-U.S. investors and pension funds. The yield on the bellwether 30-year Treasury-Bond ended the year at 4.54%.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees, as well as other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTUAL

Fund	Class	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Flexible Income	GS4	$1,000.00	$1,028.43	0.13%	$0.66
	GS6	1,000.00	1,025.75	0.50	2.55
	GS8	1,000.00	1,023.96	0.80	4.08
Growth & Income	GS4	1,000.00	1,048.44	0.13	0.67
	GS6	1,000.00	1,047.71	0.37	1.91
	GS8	1,000.00	1,044.22	0.90	4.64
Capital Opportunities	GS4	1,000.00	1,073.08	0.13	0.68
	GS6	1,000.00	1,070.27	0.55	2.87
	GS8	1,000.00	1,069.07	0.85	4.43
Global Equity	GS4	1,000.00	1,096.80	0.13	0.69
	GS6	1,000.00	1,095.89	0.43	2.27
	GS8	1,000.00	1,092.52	0.87	4.59
Flexible Income I	GS2	1,000.00	1,028.65	0.17	0.87
Growth & Income I	GS2	1,000.00	1,049.26	0.17	0.88
Capital Opportunities I	GS2	1,000.00	1,073.15	0.17	0.89
Global Equity I	GS2	1,000.00	1,097.32	0.17	0.90
Money Market	GS2	1,000.00	1,017.86	0.27	1.37
	GS4	1,000.00	1,016.90	0.46	2.34
	GS6	1,000.00	1,014.80	0.87	4.42
	GS8	1,000.00	1,013.27	1.17	5.94

About Your Expenses (Continued)

ACTUAL

Fund	Class	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Low-Duration Bond	GS2	$1,000.00	$1,007.95	0.45%	$2.28
	GS4	1,000.00	1,007.18	0.61	3.09
	GS6	1,000.00	1,003.81	1.00	5.05
	GS8	1,000.00	1,003.23	1.30	6.56
Medium-Duration Bond	GS2	1,000.00	1,000.28	0.50	2.52
	GS4	1,000.00	999.53	0.62	3.12
	GS6	1,000.00	998.39	1.05	5.29
	GS8	1,000.00	995.67	1.35	6.79
Extended-Duration Bond	GS2	1,000.00	993.59	0.57	2.86
	GS4	1,000.00	993.49	0.73	3.67
	GS6	1,000.00	991.89	1.10	5.52
	GS8	1,000.00	989.76	1.50	7.52
Equity Index	GS2	1,000.00	1,056.19	0.24	1.24
	GS4	1,000.00	1,055.06	0.40	2.07
	GS6	1,000.00	1,053.88	0.60	3.11
	GS8	1,000.00	1,052.27	0.90	4.66
Value Equity	GS2	1,000.00	1,053.45	0.73	3.78
	GS4	1,000.00	1,052.38	0.90	4.66
	GS6	1,000.00	1,050.01	1.25	6.46
	GS8	1,000.00	1,048.66	1.60	8.26
Growth Equity	GS2	1,000.00	1,098.23	0.87	4.60
	GS4	1,000.00	1,097.95	0.99	5.24
	GS6	1,000.00	1,095.71	1.39	7.34
	GS8	1,000.00	1,093.91	1.69	8.92
Small Cap Equity	GS2	1,000.00	1,063.11	1.10	5.72
	GS4	1,000.00	1,062.46	1.20	6.24
	GS6	1,000.00	1,059.99	1.60	8.31
	GS8	1,000.00	1,058.65	1.90	9.86
International Equity	GS2	1,000.00	1,177.45	0.97	5.32
	GS4	1,000.00	1,176.23	1.15	6.31
	GS6	1,000.00	1,175.17	1.50	8.22
	GS8	1,000.00	1,173.16	1.80	9.86

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Flexible Income	GS4	$1,000.00	$1,024.55	0.13%	$0.66
	GS6	1,000.00	1,022.68	0.50	2.55
	GS8	1,000.00	1,021.17	0.80	4.08
Growth & Income	GS4	1,000.00	1,024.55	0.13	0.66
	GS6	1,000.00	1,023.34	0.37	1.89
	GS8	1,000.00	1,020.67	0.90	4.58
Capital Opportunities	GS4	1,000.00	1,024.55	0.13	0.66
	GS6	1,000.00	1,022.43	0.55	2.80
	GS8	1,000.00	1,020.92	0.85	4.33

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Global Equity	GS4	$1,000.00	$1,024.55	0.13%	$0.66
	GS6	1,000.00	1,023.04	0.43	2.19
	GS8	1,000.00	1,020.82	0.87	4.43
Flexible Income I	GS2	1,000.00	1,024.35	0.17	0.87
Growth & Income I	GS2	1,000.00	1,024.35	0.17	0.87
Capital Opportunities I	GS2	1,000.00	1,024.35	0.17	0.87
Global Equity I	GS2	1,000.00	1,024.35	0.17	0.87
Money Market	GS2	1,000.00	1,023.84	0.27	1.38
	GS4	1,000.00	1,022.89	0.46	2.35
	GS6	1,000.00	1,020.82	0.87	4.43
	GS8	1,000.00	1,019.31	1.17	5.96
Low-Duration Bond	GS2	1,000.00	1,022.94	0.45	2.29
	GS4	1,000.00	1,022.13	0.61	3.11
	GS6	1,000.00	1,020.16	1.00	5.09
	GS8	1,000.00	1,018.65	1.30	6.61
Medium-Duration Bond	GS2	1,000.00	1,022.68	0.50	2.55
	GS4	1,000.00	1,022.08	0.62	3.16
	GS6	1,000.00	1,019.91	1.05	5.35
	GS8	1,000.00	1,018.40	1.35	6.87
Extended-Duration Bond	GS2	1,000.00	1,022.33	0.57	2.91
	GS4	1,000.00	1,021.53	0.73	3.72
	GS6	1,000.00	1,019.66	1.10	5.60
	GS8	1,000.00	1,017.64	1.50	7.63
Equity Index	GS2	1,000.00	1,024.00	0.24	1.22
	GS4	1,000.00	1,023.19	0.40	2.04
	GS6	1,000.00	1,022.18	0.60	3.06
	GS8	1,000.00	1,020.67	0.90	4.58
Value Equity	GS2	1,000.00	1,021.53	0.73	3.72
	GS4	1,000.00	1,020.67	0.90	4.58
	GS6	1,000.00	1,018.90	1.25	6.36
	GS8	1,000.00	1,017.14	1.60	8.13
Growth Equity	GS2	1,000.00	1,020.82	0.87	4.43
	GS4	1,000.00	1,020.21	0.99	5.04
	GS6	1,000.00	1,018.20	1.39	7.07
	GS8	1,000.00	1,016.69	1.69	8.59
Small Cap Equity	GS2	1,000.00	1,019.66	1.10	5.60
	GS4	1,000.00	1,019.16	1.20	6.11
	GS6	1,000.00	1,017.14	1.60	8.13
	GS8	1,000.00	1,015.63	1.90	9.65
International Equity	GS2	1,000.00	1,020.32	0.97	4.94
	GS4	1,000.00	1,019.41	1.15	5.85
	GS6	1,000.00	1,017.64	1.50	7.63
	GS8	1,000.00	1,016.13	1.80	9.15

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Blended Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.

(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2005 through December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Flexible Income Fund

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 18% U.S. Equity, 6% Non-U.S. Equity, and 76% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%) and the GuideStone Funds International Equity Fund (+5.83%). The largest component of the Fund, the GuideStone Funds Low-Duration Bond Fund (+0.50%), lagged its underlying benchmark (Merrill Lynch 1-3 Year Treasury Index) while still generating an overall positive return. That fund’s benchmark-relative performance was negatively impacted by its underweight to the Treasury sector given many spread sectors (such as corporate bonds and mortgages) underperformed Treasuries on a duration equivalent basis. During the quarter, certain sub-advisers maintained longer-than-benchmark duration positions which also negatively impacted relative performance as short-term rates increased.

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Flexible Income Fund

Average Annual Total Returns as of 12/31/05

	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	3.31%	2.90%	3.43%	2.61%	3.43%
Since Inception	3.87%	3.60%	3.91%	3.67%	4.30%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Flexible Income Fund
SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.8%
GuideStone Funds Equity Index Fund (GS4 Class)¥	290,520	$4,930,132
GuideStone Funds Growth Equity Fund (GS4 Class)¥	1,226,723	21, 725,267
GuideStone Funds International Equity Fund (GS4 Class)¥	1,043,488	18,125,393
GuideStone Funds Low-Duration Bond Fund (GS4 Class)¥	17,271,115	218,652,321
GuideStone Funds Money Market Fund (GS4 Class)¥	3,095,890	3,095,890
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	354,126	5,527,908
GuideStone Funds Value Equity Fund (GS4 Class)¥	1,266,626	22,165,961

TOTAL AFFILIATED MUTUAL FUNDS (Cost $250,252,094)		294,222,872

	Par
U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bills
3.94%, 04/06/06‡‡	$90,000	89,073
4.10%, 04/06/06‡‡	45,000	44,537

		133,610

U.S. Treasury Note
4.25%, 10/31/07	3,300,000	3,291,364

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,421,965)		3,424,974

Total Investments — 100.0%
(Cost $253,674,059)		297,647,846
Other Assets in Excess of
Liabilities — 0.0%		64,260

Net Assets — 100.0%		$297,712,106

‡‡	All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Bond Funds	73.4
Domestic Equity Funds	18.3
International Equity Funds	6.1
U.S. Treasury Obligations	1.2
Money Market Funds	1.0
Futures Contracts	0.3

100.3

+	Based on net assets.

See Notes to Financial Statements.

Growth & Income Fund

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 37% U.S. Equity, 14% Non-U.S. Equity, and 49% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%) and the GuideStone Funds International Equity Fund (+5.83%). The largest component of the Fund, the GuideStone Funds Medium-Duration Bond Fund (+0.31%), lagged its underlying benchmark (Lehman Brothers Aggregate Bond Index) while still generating an overall positive return. That fund’s benchmark-relative performance was negatively impacted by its yield curve strategy (exposure to shorter maturities).

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Growth & Income Fund

Average Annual Total Returns as of 12/31/05

	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	6.24%	5.96%	5.70%	5.39%	5.70%
Since Inception	6.13%	5.84%	5.98%	7.88%	7.89%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001

(commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth & Income Fund
SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.9%
GuideStone Funds Equity Index Fund (GS4 Class)¥	2,314,915	$39,284,107
GuideStone Funds Extended- Duration Bond Fund (GS4 Class) ¥	8,645,201	128,121,874
GuideStone Funds Growth Equity Fund (GS4 Class)¥	10,777,199	190,864,198
GuideStone Funds International Equity Fund (GS4 Class)¥	10,198,052	177,140,162
GuideStone Funds Low-Duration Bond Fund (GS4 Class)¥	14,399,692	182,300,097
GuideStone Funds Medium-Duration Bond Fund (GS4 Class)¥	22,937,377	307,360,852
GuideStone Funds Money Market Fund (GS4 Class)¥	18,541,482	18,541,482
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	3,066,537	47,868,648
GuideStone Funds Value Equity Fund (GS4 Class)¥	10,765,851	188,402,401

TOTAL AFFILIATED MUTUAL FUNDS (Cost $ 1,064,899,172)		1,279,883,821

	Par
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bill 3.94%, 04/06/06‡‡	$805,000	796,713
U.S. Treasury Note 5.00%, 02/15/11	12,555,000	12,935,090

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,676,293)		13,731,803

Total Investments — 100.0% (Cost $1,078,575,465)		1,293,615,624
Liabilities in Excess of Other Assets — 0.0%		(37,104)

Net Assets — 100.0%		$1,293,578,520

‡‡	All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Bond Funds	47.7
Domestic Equity Funds	36.1
International Equity Funds	13.7
Money Market Funds	1.4
U.S. Treasury Obligations	1.1
Futures Contracts	1.0

101.0

+	Based on net assets.

See Notes to Financial Statements.

Capital Opportunities Fund

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 54% U.S. Equity, 21% Non-U.S. Equity, and 25% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

Strong overall performance can be attributed to positive returns in domestic and non-U.S. equity markets. The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%), GuideStone Funds International Equity Fund (+5.83%) and GuideStone Funds Small Cap Equity Fund (+1.86%).

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Capital Opportunities Fund

Average Annual Total Returns as of 12/31/05

	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	8.09%	7.43%	7.23%	7.21%	7.23%
Since Inception	6.26%	5.89%	6.07%	10.56%	10.45%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001

(commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Capital Opportunities Fund SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.5%
GuideStone Funds Equity Index Fund (GS4 Class)¥	2,400,704	$40,739,955
GuideStone Funds Extended- Duration Bond Fund (GS4 Class)¥	3,577,788	53,022,813
GuideStone Funds Growth Equity Fund (GS4 Class)¥	13,378,962	236,941,412
GuideStone Funds International Equity Fund (GS4 Class)¥	12,306,705	213,767,462
GuideStone Funds Low-Duration Bond Fund (GS4 Class)¥	5,862,410	74,218,117
GuideStone Funds Medium-Duration Bond Fund (GS4 Class)¥	9,169,466	122,870,843
GuideStone Funds Money Market Fund (GS4 Class)¥	19,009,262	19,009,262
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	3,824,289	59,697,158
GuideStone Funds Value Equity Fund (GS4 Class)¥	13,368,278	233,944,873

TOTAL AFFILIATED MUTUAL FUNDS (Cost $846,035,901)		1,054,211,895

	Par
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bill
3.94%, 04/06/06‡‡	$910,000	900,632
U.S. Treasury Note
5.00%, 02/15/11	4,645,000	4,785,623

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,664,599)		5,686,255

Total Investments — 100.0% (Cost $851,700,500)		1,059,898,150
Liabilities in Excess of Other Assets — 0.0%		(135,849)

Net Assets — 100.0%		$1,059,762,301

‡‡ All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Domestic Equity Funds	53.9
Bond Funds	23.6
International Equity Funds	20.2
Money Market Funds	1.8
Futures Contracts	1.3
U.S. Treasury Obligations	0.5

101.3

+	Based on net assets.

See Notes to Financial Statements.

Global Equity Fund

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 72% U.S. Equity, 27% Non-U.S. Equity, and 1% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

Strong overall performance can be attributed to positive returns in domestic and non-U.S. equity markets. The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%), GuideStone Funds International Equity Fund (+5.83%) and GuideStone Funds Small Cap Equity Fund (+1.86%).

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Global Equity Fund

Average Annual Total Returns as of 12/31/05

	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	9.75%	9.40%	8.73%	8.97%	8.73%
Since Inception	6.18%	5.94%	5.98%	13.35%	13.32%
Inception Date	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001

(commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI® Ex-U.S. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Equity Fund SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.9%
GuideStone Funds Equity Index Fund (GS4 Class)¥	3,018,069	$51,216,637
GuideStone Funds Growth Equity Fund (GS4 Class)¥	16,218,813	287,235,170
GuideStone Funds International Equity Fund (GS4 Class)¥	14,530,019	252,386,424
GuideStone Funds Money Market Fund (GS4 Class)¥	16,893,117	16,893,117
GuideStone Funds Small Cap Equity Fund (GS4 Class)¥	4,459,932	69,619,538
GuideStone Funds Value Equity Fund (GS4 Class)¥	16,167,781	282,936,160

TOTAL AFFILIATED MUTUAL FUNDS (Cost $736,835,216)		960,287,046

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
3.94%, 04/06/06‡‡
(Cost $1,281,544)	$1,295,000	1,281,669

Total Investments — 100.0% (Cost $738,116,760)		961,568,715
Liabilities in Excess of Other Assets — 0.0%		(433,242)

Net Assets — 100.0%		$961,135,473

‡‡ All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Domestic Equity Funds	71.9
International Equity Funds	26.2
Money Market Funds	1.8
Futures Contracts	1.3
U.S. Treasury Obligations	0.1

101.3

+	Based on net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund
Assets
Investments in securities of affiliated issuers, at value	$294,222,872	$1,279,883,821	$1,054,211,895	$960,287,046
Investments in securities of unaffiliated issuers, at value	3,424,974	13,731,803	5,686,255	1,281,669

Total investments (1)	297,647,846	1,293,615,624	1,059,898,150	961,568,715
Receivables:
Dividends	9,086	57,715	51,134	53,019
Interest	24,013	237,098	88,134	—
Investment securities sold	—	—	—	1,000,000
Fund shares sold	276,160	52,086	185,204	375,316
Prepaid expenses and other assets	17,419	19,524	16,287	16,547

Total Assets	297,974,524	1,293,982,047	1,060,238,909	963,013,597

Liabilities
Payables:
Investment securities purchased	—	—	—	1,000,000
Fund shares redeemed	205,294	199,129	286,698	703,964
Variation margin	3,975	54,325	59,625	54,325
Accrued expenses:
Advisory fees	7,706	79,357	68,192	59,540
Distribution (12b-1) fees	2,372	2,624	2,154	2,729
Shareholder servicing fees	2,073	2,307	1,765	2,401
Other expenses	40,998	65,785	58,174	55,165

Total Liabilities	262,418	403,527	476,608	1,878,124

Net Assets	$297,712,106	$1,293,578,520	$1,059,762,301	$961,135,473

Net Assets Consist of:
Paid-in-capital	$252,244,246	$1,059,129,013	$826,813,109	$710,964,698
Undistributed net investment income	1,857	4,573	3,668	3,258
Undistributed net realized gain on investments	1,502,545	19,570,100	24,938,497	26,882,049
Net unrealized appreciation (depreciation) on investments and futures transactions	43,963,458	214,874,834	208,007,027	223,285,468

Net Assets	$297,712,106	$1,293,578,520	$1,059,762,301	$961,135,473

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$280,256,037	$1,273,854,733	$1,046,060,859	$940,768,984

GS4 shares outstanding	21,656,282	89,688,285	67,721,592	57,773,166

Net asset value, offering and redemption price per GS4 share	$12.94	$14.20	$15.45	$16.28

Net assets applicable to the GS6 Class	$12,161,369	$13,888,019	$7,570,892	$14,440,727

GS6 shares outstanding	1,343,552	1,484,456	713,235	1,237,621

Net asset value, offering and redemption price per GS6 share	$9.05	$9.36	$10.61	$11.67

Net assets applicable to the GS8 Class	$5,294,700	$5,835,768	$6,130,550	$5,925,762

GS8 shares outstanding	584,807	624,039	578,286	508,159

Net asset value, offering and redemption price per GS8 share	$9.05	$9.35	$10.60	$11.66

__________

(1) Investments in securities of affiliated issuers, at cost	$250,252,094	$1,064,899,172	$846,035,901	$736,835,216
Investments in securities of unaffiliated issuers, at cost	3,421,965	13,676,293	5,664,599	1,281,544

Total investments at cost	$253,674,059	$1,078,575,465	$851,700,500	$738,116,760

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

	Flexible Income Fund	Growth & Income Fund	Capital Opportunities Fund	Global Equity Fund

Investment Income
Income distributions received from affiliated funds	$6,751,515	$27,857,133	$16,171,664	$8,747,367
Interest	387,569	439,060	171,094	38,170

Total Investment Income	7,139,084	28,296,193	16,342,758	8,785,537

Expenses
Investment advisory fees	273,287	1,239,961	1,013,177	908,919
Transfer agent fees
GS4 shares	38,005	60,569	49,685	47,383
GS6 shares	6,546	4,636	5,664	5,877
GS8 shares	6,566	5,582	6,094	6,212
Custodian fees	10,940	27,800	24,255	21,720
Distribution (12b-1) fees:
GS6 shares	11,875	13,290	7,139	13,406
GS8 shares	15,341	15,884	16,093	16,163
Shareholder servicing fees:
GS6 shares	13,062	14,619	7,852	14,747
GS8 shares	10,731	11,107	11,253	11,303
Accounting and administration fees	83,278	203,441	180,891	170,289
Professional fees	50,682	50,681	50,682	50,681
Blue sky fees
GS4 shares	3,384	4,011	3,549	3,619
GS6 shares	16,266	17,122	16,195	16,705
GS8 shares	8,725	9,363	8,944	8,687
Shareholder reporting fees
GS4 shares	16,850	45,046	31,347	27,760
GS6 shares	(1,026)	(2,602)	(1,689)	(1,321)
GS8 shares	30	73	61	35
Trustee fees	3,115	14,139	11,572	10,376
Line of credit facility fees	1,320	5,982	4,896	4,392
Other expenses	16,830	16,559	16,235	16,131

Total Expenses	585,807	1,757,263	1,463,895	1,353,084
Expenses waived (See Footnote 3c)	(156,185)	(77,821)	(83,384)	(94,588)
Fees paid indirectly	(766)	(883)	(783)	(716)

Net Expenses	428,856	1,678,559	1,379,728	1,257,780

Net Investment Income	6,710,228	26,617,634	14,963,030	7,527,757

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	2,318,945	23,576,467	26,276,068	29,693,788
Net realized gain on investment securities of affiliated issuers	6,741,001	43,272,055	29,998,020	31,144,202
Net realized loss on investment securities of unaffiliated issuers	(340,628)	(384,115)	(114,986)	—
Net realized gain on futures transactions	87,023	639,846	371,781	435,043

Net realized gain	8,806,341	67,104,253	56,530,883	61,273,033

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(6,537,536)	(18,485,039)	7,387,129	17,434,571
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	2,878	116,906	18,362	1
Change in unrealized appreciation (depreciation) on futures transactions	(30,186)	(401,667)	(490,241)	(449,769)

Net change in unrealized appreciation (depreciation)	(6,564,844)	(18,769,800)	6,915,250	16,984,803

Net Realized and Unrealized Gain	2,241,497	48,334,453	63,446,133	78,257,836

Net Increase in Net Assets Resulting from Operations	$8,951,725	$74,952,087	$78,409,163	$85,785,593

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexible Income Fund For the Year Ended		Growth & Income Fund For the Year Ended
	12/31/05	12/31/04	12/31/05	12/31/04
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,710,228	$4,442,425	$26,617,634	$22,567,484
Net realized gain on investment securities and futures transactions	8,806,341	2,765,368	67,104,253	20,647,833
Net change in unrealized appreciation (depreciation) on investment securities and futures transactions	(6,564,844)	5,788,623	(18,769,800)	74,730,812

Net increase in net assets resulting from operations	8,951,725	12,996,416	74,952,087	117,946,129

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS4 shares	(6,681,233)	(6,071,685)	(31,655,255)	(25,716,823)
GS6 shares	(368,835)	(501,693)	(472,113)	(502,343)
GS8 shares	(145,933)	(67,733)	(178,317)	(83,573)
Distributions from net realized capital gains
GS4 shares	(7,416,359)	(2,610,188)	(50,654,356)	(17,361,990)
GS6 shares	(453,084)	(158,099)	(813,928)	(257,791)
GS8 shares	(197,762)	(67,996)	(339,052)	(101,694)

Total dividends and distributions	(15,263,206)	(9,477,394)	(84,113,021)	(44,024,214)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	51,005,980	48,024,107	111,946,233	153,845,536
GS6 shares	—	15,945,619	—	19,362,637
GS8 shares	80,457	5,135,729	375,343	5,185,267
Reinvestment of dividends and distributions
GS4 shares	14,088,998	8,677,858	82,297,754	43,069,121
GS6 shares	821,918	655,380	1,286,043	755,405
GS8 shares	343,695	135,729	517,368	185,267

Total proceeds from shares sold and reinvested	66,341,048	78,574,422	196,422,741	222,403,233

Value of shares redeemed
GS4 shares	(50,125,060)	(43,073,535)	(195,957,184)	(105,690,796)
GS6 shares	—	(24,578,758)	—	(30,905,541)
GS8 shares	—	(135,729)	(93)	(185,267)

Total value of shares redeemed	(50,125,060)	(67,788,022)	(195,957,277)	(136,781,604)

Net increase (decrease) from capital share transactions (See Footnote 6)	16,215,988	10,786,400	465,464	85,621,629

Total increase (decrease) in net assets	9,904,507	14,305,422	(8,695,470)	159,543,544

Net Assets:
Beginning of Year	287,807,599	273,502,177	1,302,273,990	1,142,730,446

End of Year*	$297,712,106	$287,807,599	$1,293,578,520	$1,302,273,990

* Including undistributed (distributions in excess of ) net investment income	$1,857	$1,869	$4,573	$170

See Notes to Financial Statements.

Capital Opportunities Fund For the Year Ended		Global Equity Fund For the Year Ended
12/31/05	12/31/04	12/31/05	12/31/04

$14,963,030	$12,600,561	$7,527,757	$6,566,473
56,530,883	12,650,343	61,273,033	8,717,411
6,915,250	93,256,334	16,984,803	111,931,107

78,409,163	118,507,238	85,785,593	127,214,991

(20,445,230)	(13,922,864)	(13,392,673)	(6,887,129)
(179,258)	(156,894)	(236,192)	(123,145)
(131,752)	(50,485)	(77,886)	(19,437)

(31,761,906)	(8,449,675)	(30,910,635)	(4,836,704)
(328,938)	(80,682)	(651,282)	(93,170)
(264,881)	(59,990)	(268,175)	(37,396)

(53,111,965)	(22,720,590)	(45,536,843)	(11,996,981)

50,580,207	87,587,097	62,443,657	76,650,981
—	10,493,516	—	14,911,322
513,587	5,129,834	151,657	5,019,253

52,206,192	22,372,401	44,301,986	11,723,725
508,197	237,515	887,475	216,268
396,633	110,475	346,061	56,833

104,204,816	125,930,838	108,130,836	108,578,382

(125,641,164)	(60,847,320)	(142,475,893)	(65,903,638)
—	(18,445,454)	—	(22,021,876)
(30)	(129,741)	—	(19,358)

(125,641,194)	(79,422,515)	(142,475,893)	(87,944,872)

(21,436,378)	46,508,323	(34,345,057)	20,633,510

3,860,820	142,294,971	5,903,693	135,851,520

1,055,901,481	913,606,510	955,231,780	819,380,260

$1,059,762,301	$1,055,901,481	$961,135,473	$955,231,780

$3,668	$(100,590)	$3,258	$4,528

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return (3)	Net Assets, End of Year (000)	Expenses, Net (4)(5)	Expenses, Including Expense Reduction (4)(5)	Expenses, Before Waivers and Expense Reduction (4)(5)	Investment Income, Net (1)(4)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)(4)	Portfolio Turnover Rate (3)
Flexible Income Fund
GS4 Class
2005	$13.18	$0.33	#	$0.09	$0.02	$(0.32)	$(0.36)	$12.94	3.31%	$280,256	0.13%	0.13%	0.19%	2.51%	2.45%	20%
2004	13.00	0.21	#	0.04	0.37	(0.31)	(0.13)	13.18	4.76	270,913	0.13	0.13	0.17	1.60	1.56	11
2003	12.40	0.31		0.02	0.82	(0.22)	(0.33)	13.00	9.33	253,828	0.13	0.13	0.20	2.01	1.94	13
2002	13.15	0.38		0.10	(0.62)	(0.44)	(0.17)	12.40	(1.10)	263,646	0.13	0.13	0.17	2.86	2.82	14
2001(6)	13.29	0.17		0.06	(0.12)	(0.22)	(0.03)	13.15	0.79	286,628	0.13	0.13	0.18	3.67	3.62	4
GS6 Class
2005	$9.42	$0.20	#	$0.09	$(0.02)	$(0.28)	$(0.36)	$9.05	2.90%	$12,161	0.50%	0.50%	0.56%	2.10%	2.04%	20%
2004	9.41	0.11	#	0.04	0.27	(0.28)	(0.13)	9.42	4.52	11,815	0.36	0.36	0.45	1.14	1.05	11
2003	9.12	0.21		0.02	0.59	(0.20)	(0.33)	9.41	9.06	19,674	0.35	0.35	0.46	1.90	1.79	13
2002	9.83	0.23		0.10	(0.45)	(0.42)	(0.17)	9.12	(1.27)	16,234	0.32	0.32	0.43	2.82	2.71	14
2001(6)	10.00	0.10		0.06	(0.08)	(0.22)	(0.03)	9.83	0.72	325	0.48	0.48	66.47	6.69	(59.30)	4
GS8 Class
2005	$9.42	$0.17	#	$0.09	$(0.01)	$(0.26)	$(0.36)	$9.05	2.61%	$5,295	0.80%	0.80%	0.97%	1.81%	1.64%	20%
2004(7)	9.53	0.06	#	0.04	0.05	(0.13)	(0.13)	9.42	1.56	5,080	0.45	0.45	1.03	4.43	3.85	11
Growth & Income Fund
GS4 Class
2005	$14.27	$0.32	#	$0.21	$0.36	$(0.36)	$(0.60)	$14.20	6.24%	$1,273,855	0.13%	0.13%	0.14%	2.18%	2.17%	10%
2004	13.41	0.26	#	0.11	0.99	(0.30)	(0.20)	14.27	10.13	1,283,982	0.13	0.13	0.13	1.90	1.90	6
2003	11.82	0.29		0.15	1.78	(0.36)	(0.27)	13.41	18.79	1,120,080	0.13	0.13	0.13	2.22	2.22	10
2002	13.44	0.36		0.12	(1.33)	(0.42)	(0.35)	11.82	(6.37)	1,019,700	0.13	0.13	0.13	2.68	2.68	12
2001(6)	13.74	0.14		0.06	(0.27)	(0.19)	(0.04)	13.44	(0.47)	1,156,044	0.13	0.13	0.17	2.87	2.83	4
GS6 Class
2005	$9.71	$0.18	#	$0.21	$0.19	$(0.33)	$(0.60)	$9.36	5.96%	$13,888	0.48%	0.48%	0.48%	1.82%	1.82%	10%
2004	9.28	0.12	#	0.11	0.66	(0.26)	(0.20)	9.71	9.66	13,118	0.46	0.46	0.52	1.28	1.22	6
2003	8.34	0.16		0.15	1.23	(0.33)	(0.27)	9.28	18.52	22,650	0.45	0.45	0.54	2.00	1.91	10
2002	9.72	0.21		0.12	(0.96)	(0.40)	(0.35)	8.34	(6.59)	17,009	0.37	0.37	0.45	2.64	2.56	12
2001(6)	10.00	0.07		0.06	(0.18)	(0.19)	(0.04)	9.72	(0.52)	1,334	0.48	0.48	6.53	4.44	(1.61)	4
GS8 Class
2005	$9.72	$0.14	#	$0.21	$0.17	$(0.29)	$(0.60)	$9.35	5.39%	$5,836	0.90%	0.90%	0.92%	1.44%	1.42%	10%
2004(7)	9.74	0.07	#	0.11	0.16	(0.16)	(0.20)	9.72	3.50	5,174	0.61	0.61	1.13	4.84	4.32	6

†	Amount represents less than $0.005 per share.

#	Calculated using the average shares outstanding method.

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

(3)	Not annualized.

(4)	Annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

(6)	Inception date was August 27, 2001.

(7)	Inception date was November 8, 2004.

See Notes to Financial Statements.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss) (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return (3)	Net Assets, End of Year (000)	Expenses, Net (4)(5)	Expenses, Including Expense Reduction (4)(5)	Expenses, Before Waivers and Expense Reduction (4)(5)	Investment Income/ (Loss), Net (1)(4)	Investment Income/ (Loss), Excluding Waivers and Expense Reduction (1)(4)	Portfolio Turnover Rate (3)
Capital Opportunities Fund
GS4 Class
2005	$15.03	$0.23	#	$0.31		$0.68	$(0.31)	$(0.49)	$15.45	8.09%	$1,046,061	0.13%	0.13%	0.14%	1.50%	1.49%	5%
2004	13.62	0.19	#	0.08		1.47	(0.21)	(0.12)	15.03	12.80	1,043,625	0.13	0.13	0.13	1.33	1.33	3
2003	11.17	0.19		0.07		2.56	(0.23)	(0.14)	13.62	25.23	900,021	0.13	0.13	0.14	1.54	1.53	8
2002	13.37	0.22		0.06		(2.05)	(0.24)	(0.19)	11.17	(13.25)	745,968	0.13	0.13	0.14	1.72	1.71	10
2001(6)	13.71	0.08		0.03		(0.34)	(0.11)	— †	13.37	(1.68)	883,648	0.13	0.13	0.17	1.76	1.72	3
GS6 Class
2005	$10.57	$0.11	#	$0.31		$0.37	$(0.26)	$(0.49)	$10.61	7.43%	$7,571	0.62%	0.62%	0.62%	1.01%	1.01%	5%
2004	9.67	0.07	#	0.08		1.03	(0.16)	(0.12)	10.57	12.28	7,042	0.56	0.56	0.61	0.66	0.61	3
2003	8.01	0.11		0.07		1.82	(0.20)	(0.14)	9.67	24.93	13,585	0.52	0.52	0.62	1.20	1.10	8
2002	9.73	0.12		0.06		(1.50)	(0.21)	(0.19)	8.01	(13.56)	9,859	0.42	0.42	0.55	1.54	1.41	10
2001(6)	10.00	0.03		0.03		(0.22)	(0.11)	— †	9.73	(1.64)	331	0.48	0.48	43.03	3.87	(38.68)	3
GS8 Class
2005	$10.56	$0.08	#	$0.31		$0.37	$(0.23)	$(0.49)	$10.60	7.21%	$6,131	0.92%	0.92%	0.92%	0.76%	0.76%	5%
2004(7)	10.31	0.04	#	0.08		0.35	(0.10)	(0.12)	10.56	4.63	5,234	1.00	1.00	1.06	2.93	2.87	3
Global Equity Fund
GS4 Class
2005	$15.55	$0.13	#	$0.41		$0.98	$(0.23)	$(0.56)	$16.28	9.75%	$940,769	0.13%	0.13%	0.14%	0.85%	0.84%	4%
2004	13.64	0.11	#	0.04		1.96	(0.12)	(0.08)	15.55	15.47	936,734	0.13	0.13	0.13	0.77	0.77	2
2003	10.40	0.10		—		3.23	(0.09)	—	13.64	31.99	801,407	0.13	0.13	0.14	0.82	0.81	4
2002	13.14	0.08		—	†	(2.71)	(0.08)	(0.03)	10.40	(20.04)	616,043	0.13	0.13	0.14	0.68	0.67	6
2001(6)	13.57	0.03		—		(0.43)	(0.03)	— †	13.14	(2.96)	810,507	0.13	0.13	0.17	0.61	0.57	3
GS6 Class
2005	$11.35	$0.06	#	$0.41		$0.60	$(0.19)	$(0.56)	$11.67	9.40%	$14,441	0.50%	0.50%	0.50%	0.48%	0.48%	4%
2004	10.00	0.04	#	0.04		1.43	(0.08)	(0.08)	11.35	15.17	13,202	0.44	0.44	0.50	0.37	0.31	2
2003	7.65	0.05		—		2.36	(0.06)	—	10.00	31.53	17,973	0.43	0.43	0.48	0.53	0.48	4
2002	9.70	0.04		—	†	(2.00)	(0.06)	(0.03)	7.65	(20.25)	12,805	0.35	0.35	0.44	0.53	0.44	6
2001(6)	10.00	0.02		—		(0.29)	(0.03)	— †	9.70	(2.75)	207	0.48	0.48	66.34	1.57	(64.29)	3
GS8 Class
2005	$11.35	$0.01	#	$0.41		$0.61	$(0.16)	$(0.56)	$11.66	8.97%	$5,926	0.87%	0.87%	0.92%	0.13%	0.08%	4%
2004(7)	10.83	0.03	#	0.04		0.57	(0.04)	(0.08)	11.35	5.94	5,296	0.87	0.87	1.04	1.64	1.47	2

See Notes to Financial Statements.

Flexible Income Fund I

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 18% U.S. Equity, 6% Non-U.S. Equity, and 76% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%) and the GuideStone Funds International Equity Fund (+5.83%). The largest component of the Fund, the GuideStone Funds Low-Duration Bond Fund (+0.50%), lagged its underlying benchmark (Merrill Lynch 1-3 Year Treasury Index) while still generating an overall positive return. That fund’s benchmark-relative performance was negatively impacted by its underweight to the Treasury sector given many spread sectors (such as corporate bonds and mortgages) underperformed Treasuries on a duration equivalent basis. During the quarter, certain sub-advisers maintained longer-than-benchmark duration positions which also negatively impacted relative performance as short-term rates increased.

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Flexible Income Fund I

Average Annual Total Returns as of 12/31/05

	GS2 Class*	Benchmark**
One Year	3.46%	3.43%
Since Inception	5.07%	5.01%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Flexible Income Fund I SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.9%
GuideStone Funds Equity Index Fund (GS2 Class)¥	90,242	$898,811
GuideStone Funds Growth Equity Fund (GS2 Class)¥	353,932	3,956,954
GuideStone Funds International Equity Fund (GS2 Class)¥	224,409	3,301,060
GuideStone Funds Low-Duration Bond Fund (GS2 Class)¥	4,407,011	39,927,522
GuideStone Funds Money Market Fund (GS2 Class)¥	510,924	510,924
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	88,301	1,006,634
GuideStone Funds Value Equity Fund (GS2 Class)¥	375,878	4,040,691

TOTAL AFFILIATED MUTUAL FUNDS (Cost $54,172,363)		53,642,596

	Par
U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bill 3.94%, 04/06/06‡‡	$20,000	19,794
U.S. Treasury Note 4.25%, 10/31/07	550,000	548,561

TOTAL U.S. TREASURY OBLIGATIONS (Cost $567,974)		568,355

Total Investments — 100.0% (Cost $54,740,337)		54,210,951
Other Assets in Excess of Liabilities — 0.0%		20,479

Net Assets — 100.0%		$54,231,430

‡‡ All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Bond Funds	73.6
Domestic Equity Funds	18.3
International Equity Funds	6.1
U.S. Treasury Obligations	1.1
Money Market Funds	0.9
Futures Contracts	0.2

100.2

+	Based on net assets.

See Notes to Financial Statements.

Growth & Income Fund I

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 37% U.S. Equity, 14% Non-U.S. Equity, and 49% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity/Fund (+5.48%) and the GuideStone Funds International Equity Fund (+5.83%). The largest component of the Fund, the GuideStone Funds Medium-Duration Bond Fund (+0.31%), lagged its underlying benchmark (Lehman Brothers Aggregate Bond Index) while still generating an overall positive return. That fund’s benchmark-relative performance was negatively impacted by its yield curve strategy (exposure to shorter maturities).

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Growth & Income Fund I

Average Annual Total Returns as of 12/31/05

	GS2 Class*	Benchmark**
One Year	6.42%	5.70%
Since Inception	10.31%	9.79%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth & Income Fund I SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.1%
GuideStone Funds Equity Index Fund (GS2 Class)¥	728,711	$7,257,966
GuideStone Funds Extended- Duration Bond Fund (GS2 Class) ¥	2,822,627	23,822,971
GuideStone Funds Growth Equity Fund (GS2 Class)¥	3,153,562	35,256,817
GuideStone Funds International Equity Fund (GS2 Class)¥	2,223,963	32,714,499
GuideStone Funds Low-Duration Bond Fund (GS2 Class)¥	3,726,906	33,765,765
GuideStone Funds Medium-Duration Bond Fund (GS2 Class)¥	6,561,901	57,154,162
GuideStone Funds Money Market Fund (GS2 Class)¥	3,338,038	3,338,038
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	775,522	8,840,954
GuideStone Funds Value Equity Fund (GS2 Class)¥	3,239,955	34,829,515

TOTAL AFFILIATED MUTUAL FUNDS (Cost $231,178,787)
		236,980,687

	Par
U.S. TREASURY OBLIGATIONS— 0.9%
U.S. Treasury Bill
3.94%, 04/06/06‡‡	$130,000	128,662
U.S. Treasury Note
5.00%, 02/15/11	2,070,000	2,132,667

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,256,009)
		2,261,329

Total Investments — 100.0% (Cost $233,434,796)		239,242,016
Other Assets in Excess of Liabilities — 0.0%		1,596

Net Assets — 100.0%		$239,243,612

‡‡	All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Bond Funds	48.0
Domestic Equity Funds	36.0
International Equity Funds	13.7
Money Market Funds	1.4
U.S. Treasury Obligations	0.9
Futures Contracts	0.9

100.9

+	Based on net assets.

See Notes to Financial Statements.

Capital Opportunities Fund I

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 54% U.S. Equity, 21% Non-U.S. Equity, and 25% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

Strong overall performance can be attributed to positive returns in domestic and non-U.S. equity markets. The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%), GuideStone Funds International Equity Fund (+5.83%) and GuideStone Funds Small Cap Equity Fund (+1.86%).

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Capital Opportunities Fund I

Average Annual Total Returns as of 12/31/05

	GS2 Class*	Benchmark**
One Year	8.20%	7.23%
Since Inception	13.75%	13.31%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003

(commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index, the MSCI ACWI® Ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Capital Opportunities Fund I SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.4%
GuideStone Funds Equity Index Fund (GS2 Class)¥	614,828	$6,123,682
GuideStone Funds Extended- Duration Bond Fund (GS2 Class) ¥	950,194	8,019,636
GuideStone Funds Growth Equity Fund (GS2 Class)¥	3,184,939	35,607,622
GuideStone Funds International Equity Fund (GS2 Class)¥	2,183,410	32,117,966
GuideStone Funds Low-Duration Bond Fund (GS2 Class)¥	1,234,326	11,182,990
GuideStone Funds Medium-Duration Bond Fund (GS2 Class)¥	2,133,935	18,586,574
GuideStone Funds Money Market Fund (GS2 Class)¥	3,179,849	3,179,849
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	786,844	8,970,019
GuideStone Funds Value Equity Fund (GS2 Class)¥	3,272,946	35,184,174

TOTAL AFFILIATED MUTUAL FUNDS (Cost $147,008,658)		158,972,512

	Par
U.S. TREASURY OBLIGATIONS— 0.6%
U.S. Treasury Bills
3.94%, 04/06/06‡‡	$125,000	123,713
3.95%, 04/06/06‡‡	5,000	4,949

		128,662

U.S. Treasury Note
5.00%, 02/15/11	775,000	798,462

TOTAL U.S. TREASURY OBLIGATIONS (Cost $923,248)		927,124

Total Investments — 100.0% (Cost $147,931,906)		159,899,636
Liabilities in Excess of Other Assets — 0.0%		(50,812)

Net Assets — 100.0%		$159,848,824

‡‡	All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Domestic Equity Funds	53.7
Bond Funds	23.6
International Equity Funds	20.1
Money Market Funds	2.0
Futures Contracts	1.5
U.S. Treasury Obligations	0.6

101.5

+	Based on net assets.

See Notes to Financial Statements.

Global Equity Fund I

Utilizing investments in the underlying Select Funds, the Fund’s actual asset allocation at quarter-end was 72% U.S. Equity, 27% Non-U.S. Equity, and 1% Fixed Income. The Fund outperformed its composite benchmark for the quarter.

Strong overall performance can be attributed to positive returns in domestic and non-U.S. equity markets. The Fund was positively impacted by its exposure to the GuideStone Funds Growth Equity Fund (+5.48%), GuideStone Funds International Equity Fund (+5.83%) and GuideStone Funds Small Cap Equity Fund (+1.86%).

*	Percentages in parentheses are the fourth quarter performances for the respective underlying Select Funds.

Global Equity Fund I

Average Annual Total Returns as of 12/31/05

	GS2 Class*	Benchmark**
One year	9.98%	8.73%
Since Inception	17.22%	16.86%
Inception Date	07/01/03	07/01/03

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003

(commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Russell 3000® Index and the MSCI ACWI® Ex-U.S.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Global Equity Fund I SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
AFFILIATED MUTUAL FUNDS — 100.0%
GuideStone Funds Equity Index Fund (GS2 Class)¥	656,104	$6,534,794
GuideStone Funds Growth Equity Fund (GS2 Class)¥	3,343,098	37,375,837
GuideStone Funds International Equity Fund (GS2 Class)¥	2,240,279	32,954,502
GuideStone Funds Money Market Fund (GS2 Class)¥	3,062,936	3,062,936
GuideStone Funds Small Cap Equity Fund (GS2 Class)¥	794,580	9,058,217
GuideStone Funds Value Equity Fund (GS2 Class)¥	3,425,977	36,829,252

TOTAL AFFILIATED MUTUAL FUNDS (Cost $115,585,054)		125,815,538

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
3.94%, 04/06/06‡‡
(Cost $138,545)	$140,000	138,559

Total Investments — 100.1% (Cost $115,723,599)		125,954,097

Liabilities in Excess of Other Assets — (0.1)%		(128,398)

Net Assets — 100.0%		$125,825,699

‡‡	All or a portion of the security was held as collateral for open futures contracts.

PORTFOLIO SUMMARY+

%
Domestic Equity Funds	71.3
International Equity Funds	26.2
Money Market Funds	2.4
Futures Contracts	2.0
U.S. Treasury Obligations	0.1

102.0

+	Based on net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Assets
Investments in securities of affiliated issuers, at value	$53,642,596	$236,980,687	$158,972,512	$125,815,538
Investments in securities of unaffiliated issuers, at value	568,355	2,261,329	927,124	138,559

Total investments (1)	54,210,951	239,242,016	159,899,636	125,954,097
Receivables:
Dividends	1,617	10,300	9,669	9,317
Interest	3,990	39,087	14,635	—
Fund shares sold	31,718	4,661	—	—
Receivable from advisor	4,238	—	—	1,494
Prepaid expenses and other assets	5,655	5,654	5,654	5,654

Total Assets	54,258,169	239,301,718	159,929,594	125,970,562

Liabilities
Payables:
Fund shares redeemed	—	—	32,633	100,710
Variation margin	530	9,010	10,335	10,600
Accrued expenses:
Advisory fees	—	8,295	1,737	—
Other expenses	26,209	40,801	36,065	33,553

Total Liabilities	26,739	58,106	80,770	144,863

Net Assets	$54,231,430	$239,243,612	$159,848,824	$125,825,699

Net Assets Consist of:
Paid-in-capital	$54,204,601	$228,039,500	$142,839,010	$110,851,150
Undistributed net investment income	—	—	539	170
Undistributed net realized gain on investments	557,904	5,421,991	5,074,040	4,778,766
Net unrealized appreciation (depreciation) on investments and futures transactions	(531,075)	5,782,121	11,935,235	10,195,613

Net Assets	$54,231,430	$239,243,612	$159,848,824	$125,825,699

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$54,231,430	$239,243,612	$159,848,824	$125,825,699

GS2 shares outstanding	5,340,608	21,142,745	12,663,010	8,979,167

Net asset value, offering and redemption price per GS2 share	$10.15	$11.32	$12.62	$14.01

__________

(1) Investments in securities of affiliated issuers, at cost	$54,172,363	$231,178,787	$147,008,658	$115,585,054
Investments in securities of unaffiliated issuers, at cost	567,974	2,256,009	923,248	138,545

Total investments at cost	$54,740,337	$233,434,796	$147,931,906	$115,723,599

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

	Flexible Income Fund I	Growth & Income Fund I	Capital Opportunities Fund I	Global Equity Fund I
Investment Income
Income distributions received from affiliated funds	$1,896,579	$8,072,493	$3,775,010	$1,753,544
Interest	21,350	78,486	29,421	5,524

Total Investment Income	1,917,929	8,150,979	3,804,431	1,759,068

Expenses
Investment advisory fees	52,581	225,281	148,734	115,125
Transfer agent fees	7,494	14,796	14,746	7,511
Custodian fees	8,415	13,449	13,452	9,898
Accounting and administration fees	19,112	70,553	47,674	37,661
Professional fees	50,680	50,681	50,681	50,681
Shareholder reporting fees	291	336	313	336
Trustee fees	601	2,567	1,693	1,309
Line of credit facility fees	252	1,089	628	552
Other expenses	16,274	23,621	21,137	21,208

Total Expenses	155,700	402,373	299,058	244,281
Expenses waived and reimbursed (See Footnote 3c)	(67,274)	(24,235)	(49,406)	(51,008)
Fees paid indirectly	(683)	(762)	(756)	(785)

Net expenses	87,743	377,376	248,896	192,488

Net Investment Income	1,830,186	7,773,603	3,555,535	1,566,580

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	617,505	6,478,082	5,793,971	5,626,017
Net realized gain on investment securities of affiliated issuers	603,204	2,652,998	1,823,687	1,388,243
Net realized loss on investment securities of unaffiliated issuers	(11,486)	(73,176)	(21,794)	—
Net realized gain on futures transactions	4,034	90,963	65,469	44,580

Net realized gain	1,213,257	9,148,867	7,661,333	7,058,840

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(1,195,925)	(2,280,118)	1,290,966	3,307,796
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	586	13,146	3,396	6
Change in unrealized appreciation (depreciation) on futures transactions	(3,467)	(50,515)	(44,708)	(36,420)

Net change in unrealized appreciation (depreciation)	(1,198,806)	(2,317,487)	1,249,654	3,271,382

Net Realized and Unrealized Gain	14,451	6,831,380	8,910,987	10,330,222

Net Increase in Net Assets Resulting from Operations	$1,844,637	$14,604,983	$12,466,522	$11,896,802

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexible Income Fund I For the Year Ended		Growth & Income Fund I For the Year Ended
	12/31/05	12/31/04	12/31/05	12/31/04
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,830,186	$718,522	$7,773,603	$3,305,240
Net realized gain on investment securities and futures transactions	1,213,257	434,608	9,148,867	2,169,966
Net change in unrealized appreciation (depreciation) on investment securities and futures transactions	(1,198,806)	263,876	(2,317,487)	4,858,804

Net increase in net assets resulting from operations	1,844,637	1,417,006	14,604,983	10,334,010

Dividends and Distributions to Shareholders:
Dividends from net investment income	(1,960,531)	(1,043,136)	(9,389,155)	(3,800,931)
Distributions from net realized capital gains	(695,374)	(396,033)	(3,407,754)	(1,176,513)

Total dividends and distributions	(2,655,905)	(1,439,169)	(12,796,909)	(4,977,444)

Capital Share Transactions:
Proceeds from GS2 shares sold	26,280,249	6,337,762	115,223,447	50,049,807
Reinvestment of dividends and distributions into GS2 shares	2,655,905	1,439,169	12,765,942	4,971,999
Value of GS2 shares redeemed	(5,340,931)	(4,942,846)	(12,719,755)	(10,194,902)

Net increase from capital share transactions (See Footnote 6)	23,595,223	2,834,085	115,269,634	44,826,904

Total increase in net assets	22,783,955	2,811,922	117,077,708	50,183,470

Net Assets:
Beginning of Year	31,447,475	28,635,553	122,165,904	71,982,434

End of Year*	$54,231,430	$31,447,475	$239,243,612	$122,165,904

* Including undistributed (distributions in excess of) net investment income	$—	$(147)	$—	$(89)

See Notes to Financial Statements.

Capital Opportunities Fund I For the Year Ended		Global Equity Fund I For the Year Ended
12/31/05	12/31/04	12/31/05	12/31/04
$3,555,535	$1,329,255	$1,566,580	$368,233
7,661,333	998,467	7,058,840	480,384
1,249,654	5,534,236	3,271,382	3,495,260

12,466,522	7,861,958	11,896,802	4,343,877

(4,846,404)	(1,473,261)	(2,745,940)	(372,357)
(1,893,666)	(589,198)	(1,346,880)	(264,035)

(6,740,070)	(2,062,459)	(4,092,820)	(636,392)

85,516,600	11,750,036	87,397,534	7,880,313
6,740,071	2,062,459	4,092,820	636,392
(8,741,940)	(6,492,871)	(7,011,778)	(4,359,088)

83,514,731	7,319,624	84,478,576	4,157,617

89,241,183	13,119,123	92,282,558	7,865,102

70,607,641	57,488,518	33,543,141	25,678,039

$159,848,824	$70,607,641	$125,825,699	$33,543,141

$539	$252	$170	$27

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return (3)	Net Assets, End of Year (000)	Expenses, Net (4)(5)	Expenses, Including Expense Reduction (4)(5)	Expenses, Before Waivers and Expense Reduction (4)(5)	Investment Income, Net (1)(4)	Investment Income, Excluding Waivers and Expense Reduction (1)(4)	Portfolio Turnover Rate (3)
Flexible Income Fund I
GS2 Class
2005	$10.31	$0.36		$0.10	$(0.10)	$(0.38)	$(0.14)	$10.15	3.46%	$54,231	0.17%	0.17%	0.30%	3.52%	3.39%	16%
2004	10.31	0.25		0.05	0.19	(0.36)	(0.13)	10.31	4.77	31,447	0.17	0.17	0.39	2.42	2.20	23
2003(6)	10.00	0.18		0.10	0.16	(0.12)	(0.01)	10.31	4.40	28,636	0.17	0.17	0.51	4.16	3.82	8
Growth & Income Fund I
GS2 Class
2005	$11.23	$0.40	#	$0.25	$0.07	$(0.46)	$(0.17)	$11.32	6.42%	$239,244	0.17%	0.17%	0.18%	3.49%	3.48%	11%
2004	10.62	0.34	#	0.14	0.60	(0.36)	(0.11)	11.23	10.26	122,166	0.17	0.17	0.22	3.07	3.02	10
2003(6)	10.00	0.21		0.17	0.51	(0.26)	(0.01)	10.62	8.94	71,982	0.17	0.17	0.28	4.76	4.65	5
Capital Opportunities Fund I
GS2 Class
2005	$12.17	$0.29		$0.38	$0.33	$(0.39)	$(0.16)	$12.62	8.20%	$159,849	0.17%	0.17%	0.20%	2.42%	2.39%	8%
2004	11.11	0.24		0.09	1.09	(0.26)	(0.10)	12.17	12.88	70,608	0.17	0.17	0.27	2.13	2.03	7
2003(6)	10.00	0.15		0.09	1.07	(0.18)	(0.02)	11.11	13.02	57,489	0.17	0.17	0.31	3.24	3.10	3
Global Equity Fund I
GS2 Class
2005	$13.16	$0.18		$0.52	$0.62	$(0.31)	$(0.16)	$14.01	9.98%	$125,826	0.17%	0.17%	0.21%	1.38%	1.34%	5%
2004	11.62	0.15		0.05	1.60	(0.15)	(0.11)	13.16	15.48	33,543	0.17	0.17	0.41	1.29	1.05	7
2003(6)	10.00	0.09		—	1.63	(0.09)	(0.01)	11.62	17.16	25,678	0.17	0.17	0.50	1.69	1.36	1

#	Calculated using the average shares outstanding method.

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

(3)	Not annualized.

(4)	Annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

(6)	Inception date was July 1, 2003.

See Notes to Financial Statements.

Money Market Fund

The Fund is comprised of a broad range of high quality, short-term money market instruments. The Fund posted a positive return for the quarter and performed as expected relative to its benchmark index, the Citigroup 3-Month Treasury Bill Index. The Fund was GuideStone Funds’ top performing Fixed Income Select Fund during the quarter, reflecting the rise in short-term interest rates amidst the Fed’s persistent tightening campaign. The rise in short-term rates has benefited investors within the Fund during the quarter and throughout 2005. The average weighted maturity of the Fund was 41 days at quarter-end, an increase from 31 days at September 30, 2005. Purchases of corporate obligations and certificates of deposits with maturities of one-year contributed to the increase in the average weighted maturity. Maturities within the Fund are primarily concentrated between 15 and 60 days. Major sector holdings were commercial paper and floating rate corporate/bank notes. The Fund utilized multiple strategies that added incremental return in excess of the benchmark. One such strategy was investing in securities maturing at or near subsequent Federal Open Market Committee meetings with expectations of investing the proceeds at higher rates.

Money Market Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	3.07%	2.88%	2.50%	3.00%	2.15%	3.00%
Since Inception	1.78%	1.67%	1.37%	1.85%	1.99%	2.86%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

7-Day Annualized Yield as of 12/31/05

GS2 Class*	GS4 Class*	GS6 Class*	GS8 Class*
4.13%	3.92%	3.53%	3.23%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Index.

*	These performance figures reflect expense waivers by the Fund’s investment advisor. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The Citigroup 3-Month Index is composed of the monthly return equivalents of yield averages that are not marked to market. The 3-Month Treasury Bill Index consists of the last three 3-month Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Money Market Fund SCHEDULE OF INVESTMENTS	December 31, 2005

	Par	Value
CERTIFICATES OF DEPOSIT — 17.4%
Banque Nationale de Paris
4.51%, 10/19/06	$10,000,000	$10,000,000
Credit Suisse First Boston NY
4.30%, 01/23/06	44,000,000	44,000,000
First Tennessee Bank NA
4.28%, 01/30/06	33,000,000	33,000,000
Societe Generale NY
4.78%, 12/06/06	9,000,000	9,000,000
Washington Mutual Bank FA
4.30%, 01/17/06	11,000,000	10,999,951
Wells Fargo Bank NA
4.27%, 01/11/06	39,000,000	39,000,000
4.29%, 01/23/06	5,000,000	5,000,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $150,999,951)		150,999,951

COMMERCIAL PAPER — 54.6%
Amstel Funding Corporation
4.35%, 03/02/06	15,000,000	14,891,250
Atomium Funding LLC
4.25%, 01/23/06	19,312,000	19,261,842
Banco Santander Puerto Rico
4.31%, 01/18/06	20,000,000	19,959,294
Barclays US Funding Corporation
4.20%, 02/03/06	30,000,000	29,884,638
Cancara Asset Securitization, Ltd.
4.43%, 03/28/06	9,000,000	8,904,755
CIT Group, Inc.
4.30%, 01/23/06	17,150,000	17,104,934
4.35%, 02/09/06	10,660,000	10,609,765
Citibank Credit Card Issuance Trust
4.27%, 01/24/06	2,000,000	1,994,544
4.28%, 01/25/06	6,500,000	6,481,453
Citigroup Funding, Inc.
4.25%, 01/23/06	8,000,000	7,979,222
4.24%, 01/30/06	21,000,000	20,928,273
4.21%, 02/01/06	15,000,000	14,945,685
Corporate Asset Funding Co., Inc.
4.21%, 01/26/06	31,196,000	31,104,795
Crown Point Capital Co. LLC
4.20%, 02/06/06	10,000,000	9,958,000
Eurohypo AG
4.21%, 02/03/06	15,000,000	14,942,113
General Electric Capital Corporation
4.23%, 01/27/06	35,000,000	34,893,075
Goldman Sachs Group, Inc.
4.28%, 01/12/06	12,845,000	12,828,202
Irish Life & Permanent PLC
4.40%, 03/17/06	35,000,000	34,679,167
4.41%, 03/21/06	9,000,000	8,912,902
Lockhart Funding LLC
4.22%, 01/10/06	11,000,000	10,988,395
4.32%, 01/17/06	5,000,000	4,990,400
4.24%, 01/19/06	5,000,000	4,989,400
MBNA Credit Card Master Note Trust
4.33%, 02/08/06	14,000,000	13,936,012
4.39%, 02/21/06	2,000,000	1,987,562
4.42%, 03/09/06	20,000,000	19,835,478
Monument Gardens Funding LLC
4.25%, 01/19/06	$32,000,000	$31,932,000
Nordea North America, Inc.
4.22%, 01/20/06	8,900,000	8,880,178
Prudential Funding LLC
4.23%, 01/17/06	12,000,000	11,977,440
4.27%, 01/20/06	30,000,000	29,932,392
Stadshypotek Delaware, Inc.
4.31%, 02/07/06	15,000,000	14,933,554

TOTAL COMMERCIAL PAPER (Cost $474,646,720)		474,646,720

CORPORATE BONDS — 1.5%
Toyota Motor Credit Corporation
3.85%, 11/02/06
(Cost $12,931,225)	13,000,000	12,931,225

MASTER NOTES — 4.3%
Morgan Stanley Mortgage Capital
4.42%, 12/30/06
(Cost $37,000,000)	37,000,000	37,000,000

MUNICIPAL BONDS — 1.1%
Bergen County, New Jersey
Improvement Authority,
Series D Revenue Bond
(Wachovia Bank NA Insured)
4.35%, 04/01/25†
(Cost $10,000,000)	10,000,000	10,000,000

VARIABLE RATE OBLIGATIONS — 21.2%
Allstate Life Global Funding II
4.37%, 01/26/07†	20,000,000	20,000,000
Bear Stearns Cos., Inc. (The)
4.42%, 01/26/07†	10,000,000	10,000,000
Cullinan Finance Corporation
4.46%, 09/15/06†	25,000,000	24,997,385
General Electric Capital Corporation
4.47%, 01/17/07†	2,240,000	2,241,811
Lehman Brothers Holdings, Inc.
4.30%, 03/30/06	25,000,000	25,000,000
4.30%, 04/12/06	5,000,000	5,000,000
Links Finance LLC
4.26%, 04/05/06†	3,950,000	3,949,700
Metropolitan Life Global Funding I
4.45%, 11/28/06†	10,000,000	10,000,000
Morgan Stanley
4.33%, 04/11/06	2,000,000	2,000,000
National City Bank
4.28%, 07/07/06†	25,000,000	24,998,781
Racers Trust
4.37%, 06/22/06†	8,600,000	8,600,000
4.39%, 08/21/06†	23,000,000	23,000,000
Shipley Group LP
4.48%, 10/01/14†	1,400,000	1,400,000
U.S. Bank NA
4.31%, 09/29/06†	15,000,000	14,997,500
Westpac Banking Corporation
4.49%, 04/11/07†	8,250,000	8,250,000

TOTAL VARIABLE RATE OBLIGATIONS (Cost $184,435,177)		184,435,177

See Notes to Financial Statements.

Money Market Fund

SCHEDULE OF INVESTMENTS (Continued)

Value
Total Investments — 100.1% (Cost $870,013,073)	$870,013,073
Liabilities in Excess of Other
Assets — (0.1)%	(855,652)

Net Assets — 100.0%	$869,157,421

PORTFOLIO SUMMARY+

Value

%
Commercial Paper	54.6
Variable Rate Obligations	21.2
Certificates of Deposit	17.4
Master Note	4.3
Corporate Bond	1.5
Municipal Bond	1.1

100.1

+	Based on net assets.

See Notes to Financial Statements.

Low-Duration Bond Fund

The Fund is comprised of high quality, fixed income securities primarily with shorter maturities. The Fund posted a positive return, but slightly underperformed its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, during the quarter. The Fund’s benchmark-relative performance was positively impacted by its security selection within the mortgage sector. Modest exposure to emerging market debt, non-U.S. dollar debt, and municipal bonds also benefited relative returns. The Fund’s benchmark-relative performance was negatively impacted by its underweight to the Treasury sector given most spread sectors (such as corporates and mortgages) underperformed Treasuries on a duration equivalent basis. During the period, certain sub-advisers maintained longer-than-benchmark duration positions which also negatively impacted relative performance as short-term rates increased. At the sub-adviser level, BlackRock delivered the strongest benchmark-relative performance due to its shorter-than-benchmark duration position and security selection within certain non-benchmark sectors including non-U.S. dollar debt and mortgages.

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	1.60%	1.39%	0.96%	1.66%	0.73%	1.66%
Since Inception	3.00%	2.95%	2.65%	2.95%	0.69%	1.48%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Low-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2005

	Par	Value
AGENCY OBLIGATIONS — 11.3%
Federal Home Loan Bank
4.04%, 01/11/06	$9,000,000	$8,987,892
4.38%, 10/03/08	3,500,000	3,451,787
Federal Home Loan Mortgage Corporation
3.75%, 01/10/06	3,400,000	3,396,208
5.25%, 01/15/06Δ	9,575,000	9,576,791
4.18%, 02/21/06	9,700,000	9,640,523
4.22%, 02/28/06	9,700,000	9,632,831
4.23%, 02/28/06	1,800,000	1,787,536
3.37%, 04/28/08	3,980,000	3,862,877
3.75%, 03/03/09	2,060,000	2,000,614
Federal National Mortgage Association
4.20%, 02/22/06	9,700,000	9,642,412
4.22%, 02/22/06	1,600,000	1,590,501
4.24%, 03/01/06	1,700,000	1,688,601
4.29%, 03/08/06	9,800,000	9,726,216
4.32%, 03/15/06	7,600,000	7,536,525
4.32%, 03/22/06	4,000,000	3,963,296
3.99%, 03/29/06	1,900,000	1,881,002
2.75%, 05/10/06	3,775,000	3,750,840
2.77%, 12/29/06	1,505,000	1,476,483
2.71%, 01/30/07	7,500,000	7,341,202
Small Business Administration
6.95%, 11/10/16	1,371,050	1,429,705

TOTAL AGENCY OBLIGATIONS (Cost $102,495,342)		102,363,842

ASSET-BACKED SECURITIES — 20.9%
Amresco Independence Funding, Inc.
4.25%, 06/15/26 144A†	886,189	882,995
Argent Securities, Inc.
4.48%, 11/25/35†	1,573,595	1,573,718
Bank One Issuance Trust
4.42%, 10/15/08†	2,925,000	2,925,218
4.48%, 12/15/10†	3,050,000	3,058,934
Bayview Financial Acquisition Trust
7.01%, 05/25/29 144A	251,415	249,811
BMW Vehicle Owner Trust
4.04%, 02/25/09	2,775,000	2,749,793
Business Loan Express
6.00%, 01/01/25 144A†	549,360	535,591
Capital Auto Receivables Asset Trust
3.58%, 10/16/06‡‡	201,418	201,243
2.00%, 11/15/07‡‡	2,077,084	2,050,932
3.35%, 02/15/08	3,225,000	3,185,191
1.96%, 01/15/09	4,100,000	4,034,812
4.05%, 07/15/09	2,575,000	2,546,664
Capital One Multi-Asset Execution Trust
2.95%, 08/17/09	3,500,000	3,449,450
Carrington Mortgage Loan Trust
4.46%, 06/25/35†	1,150,256	1,150,250
Chase Credit Card Master Trust
5.50%, 11/17/08	3,040,000	3,051,979
Chase Issuance Trust
3.22%, 06/15/10	6,525,000	6,349,414
Chase Manhattan Auto Owner Trust
2.08%, 05/15/08	2,709,518	2,678,937
Citibank Credit Card Issuance Trust
2.70%, 01/15/08	2,515,000	2,513,043
5.65%, 06/16/08	2,950,000	2,961,035
2.55%, 01/20/09	7,725,000	7,544,798
Citibank Credit Card Master Trust I
6.10%, 05/15/08	3,125,300	3,140,359
Conseco Finance Securitizations Corporation
4.74%, 12/15/29†	200,465	200,460
Countrywide Asset-Backed Certificates
4.34%, 03/25/25†	2,406,422	2,407,281
4.46%, 02/01/27†	3,750,000	3,750,000
4.50%, 11/25/28†	3,228,066	3,228,058
4.48%, 01/25/35†	2,725,000	2,724,883
4.46%, 07/25/35†	1,260,691	1,260,756
4.47%, 08/25/35†	613,343	613,417
CS First Boston Mortgage Securities Corporation
4.71%, 05/25/43 STEP 144A†	34,684	34,684
Daimler Chrysler Auto Trust
3.09%, 01/08/08	2,762,664	2,740,776
3.28%, 12/08/09	4,300,000	4,177,880
Encore Credit Receivables Trust
4.29%, 01/01/36†	2,137,783	2,137,779
Equity One ABS, Inc.
4.54%, 07/25/34†	118,265	118,244
Fannie Mae Grantor Trust
4.42%, 07/25/35 STEP†	1,096,391	1,096,530
FHLMC Structured Pass-Through Securities
4.51%, 08/25/31†	2,939,927	2,954,100
Fieldstone Mortgage Investment Corporation
4.50%, 02/25/36 STEP†	2,477,769	2,477,982
First Franklin Mortgage Loan Asset-Backed Certificates
4.49%, 03/25/25†	1,970,150	1,970,362
Ford Credit Auto Owner Trust
3.08%, 07/15/07	1,176,007	1,172,950
4.24%, 03/15/08	2,825,000	2,817,245
Green Tree Financial Corporation
6.04%, 11/01/29	45,767	45,302
GSAA Trust
4.51%, 12/25/34†	1,851,905	1,852,662
GSAMP Trust
4.49%, 09/25/35†	1,515,556	1,515,556
Home Equity Asset Trust
4.49%, 02/25/36†	1,636,588	1,636,868
Home Equity Mortgage Trust
4.50%, 07/25/35 STEP†	689,007	689,056
Honda Auto Receivables Owner Trust
2.30%, 10/18/07	1,807,391	1,790,468
3.30%, 06/15/08	2,980,000	2,948,087
2.91%, 10/20/08	2,700,000	2,647,074
3.53%, 10/21/08	2,875,000	2,835,714
2.79%, 03/16/09	4,700,000	4,596,519

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.46%, 05/20/09	$2,425,000	$2,407,279
JP Morgan Mortgage Acquisition Corporation
4.45%, 05/25/25†	2,450,000	2,450,000
Master Asset-Backed Securities Trust
4.51%, 12/25/34†	370,330	370,351
MBNA Credit Card Master Note Trust
5.75%, 10/15/08	3,225,000	3,237,276
MBNA Master Credit Card Trust USA
4.55%, 12/15/08†	5,610,000	5,615,904
Morgan Stanley ABS Capital I
4.48%, 05/25/32 STEP†	2,549,082	2,549,299
New Century Home Equity Loan Trust
4.49%, 03/25/35 STEP†	2,432,215	2,432,070
4.46%, 01/25/36 STEP†	2,813,333	2,808,938
Nissan Auto Receivables Owner Trust
2.01%, 11/15/07	2,429,542	2,403,147
2.70%, 12/17/07	3,175,000	3,142,393
Option One Mortgage Loan Trust
4.48%, 11/25/35 STEP†	3,024,573	3,024,799
Ownit Mortgage Loan Asset-Backed Certificates
4.31%, 08/25/36†	2,984,127	2,984,109
Park Place Securities, Inc.
4.49%, 08/25/35†	2,770,593	2,770,593
PBG Equipment Trust
6.27%, 01/20/12 144A	455,504	455,914
People’s Choice Home Loan Securities Trust
4.50%, 08/25/35 STEP†	2,452,418	2,452,608
Quest Trust
4.94%, 06/25/34 144A†	449,647	450,538
Residential Asset Mortgage Products, Inc.
4.49%, 05/25/25 STEP†	2,275,021	2,275,362
SG Mortgage Securities Trust
4.48%, 09/25/35†	1,623,636	1,623,627
SLM Student Loan Trust
4.26%, 01/25/13†	1,700,000	1,697,817
4.23%, 04/25/14†	1,055,178	1,055,667
Specialty Underwriting & Residential Finance
4.31%, 06/25/36†	2,931,662	2,931,877
Structured Asset Securities Corporation
4.90%, 04/25/35†	2,541,078	2,487,753
SVO Timeshare Mortgage Corporation
5.47%, 10/20/13 144A	1,295,746	1,295,226
TMS SBA Loan Trust
5.11%, 04/15/24†	323,010	313,371
5.00%, 01/15/25†	396,479	385,643
5.48%, 01/25/25†	237,887	237,566
USAA Auto Owner Trust
3.55%, 09/17/07	1,509,002	1,504,573
2.06%, 04/15/08	1,929,410	1,907,227
3.03%, 06/16/08	3,000,000	2,971,861
3.16%, 02/17/09	3,325,000	3,277,755
3.90%, 07/15/09	1,700,000	1,680,519
4.00%, 12/15/09	4,175,000	4,125,558
2.04%, 02/16/10	4,100,000	4,040,783
Whole Auto Loan Trust
3.26%, 03/15/11	4,000,000	3,891,478

TOTAL ASSET-BACKED SECURITIES (Cost $192,009,047)		190,533,741

CORPORATE BONDS — 12.0%
AIG SunAmerica Global Financing IX
5.10%, 01/17/07 144A	1,680,000	1,683,560
ASIF Global Financing XXIII
3.90%, 10/22/08 144A	420,000	408,908
AT&T Wireless Services, Inc.
7.50%, 05/01/07	2,090,000	2,161,119
Bank One Corporation
2.63%, 06/30/08	360,000	341,328
6.00%, 08/01/08	550,000	564,725
Bayerische Landesbank NY
2.50%, 04/28/06	2,475,000	2,458,376
BellSouth Corporation
4.26%, 04/26/06 144A†	1,075,000	1,073,796
Citigroup, Inc.
3.50%, 02/01/08	1,600,000	1,558,461
Clorox Co.
4.61%, 12/14/07†	1,500,000	1,503,529
Countrywide Home Loans, Inc.
3.25%, 05/21/08	1,800,000	1,729,463
Credit Suisse First Boston USA, Inc.
4.63%, 01/15/08Δ	2,160,000	2,150,721
CSX Corporation
6.25%, 10/15/08	1,710,000	1,764,980
DaimlerChrysler NA Holding Corporation
6.40%, 05/15/06	1,700,000	1,708,583
4.99%, 05/24/06†	4,600,000	4,606,440
5.30%, 08/08/06†	400,000	401,795
4.70%, 03/07/07†	3,100,000	3,097,889
4.75%, 01/15/08	850,000	842,647
4.05%, 06/04/08	1,130,000	1,100,672
Dominion Resources, Inc.
4.82%, 09/28/07†	3,500,000	3,503,283
Federated Department Stores, Inc.
6.63%, 09/01/08	150,000	155,548
Fred Meyer, Inc. Holding Co.
7.45%, 03/01/08	1,440,000	1,501,197
Gannett Co., Inc.
4.13%, 06/15/08	2,390,000	2,329,758
General Electric Capital Corporation
1.40%, 11/02/06(J)	405,000,000	3,471,757
8.75%, 05/21/07	610,000	642,100
3.45%, 07/16/07Δ	1,300,000	1,275,586
3.45%, 01/15/08†	5,275,000	5,237,400
4.25%, 01/15/08	1,940,000	1,918,363
4.48%, 03/04/08†	2,900,000	2,902,813
9.83%, 12/15/08	350,000	395,900
Golden West Financial Corporation
4.13%, 08/15/07	310,000	306,932
HSBC Bank USA NA
4.57%, 09/21/07†	1,400,000	1,403,063

See Notes to Financial Statements.

	Par	Value
HSBC Finance Corporation
5.75%, 01/30/07	$2,280,000	$2,299,391
4.13%, 12/15/08Δ	700,000	683,986
John Deere Capital Corporation
3.90%, 01/15/08	1,970,000	1,932,349
Kellogg Co.
2.88%, 06/01/08	1,950,000	1,858,956
Lenfest Communications, Inc.
7.63%, 02/15/08	725,000	759,488
May Department Stores Co. (The)
3.95%, 07/15/07Δ	945,000	929,579
MCI, Inc.
6.91%, 05/01/07Δ	237,000	239,370
8.74%, 05/01/14Δ	203,000	225,076
Merck & Co., Inc.
5.25%, 07/01/06	300,000	300,432
4.73%, 02/22/11 144A†	1,300,000	1,299,805
Merrill Lynch & Co., Inc.
4.83%, 10/27/08Δ	1,720,000	1,717,626
Morgan Stanley Warehouse Facility
4.64%, 09/29/06†@	9,900,000	9,900,000
Motorola, Inc.
4.61%, 11/16/07	1,489,000	1,480,355
National Rural Utilities Cooperative Finance Corporation
6.00%, 05/15/06	2,340,000	2,351,024
Northrop Grumman Corporation
7.00%, 03/01/06	340,000	341,242
4.08%, 11/16/06	450,000	446,618
Prudential Financial, Inc.
4.10%, 11/15/06 STEP	1,600,000	1,589,826
Prudential Insurance Co. of America
6.38%, 07/23/06 144A	650,000	655,314
PSEG Funding Trust I
5.38%, 11/16/07	275,000	275,540
PSEG Power LLC
6.88%, 04/15/06	1,500,000	1,507,873
SLM Corporation
5.63%, 04/10/07	730,000	734,592
Southern California Edison Co.
6.38%, 01/15/06	1,500,000	1,500,530
4.56%, 12/13/07†Δ	3,500,000	3,501,670
Sprint Capital Corporation
7.13%, 01/30/06	3,825,000	3,831,189
6.00%, 01/15/07	2,280,000	2,302,864
Time Warner, Inc.
6.15%, 05/01/07Δ	2,290,000	2,319,147
TXU Energy Co. LLC
4.92%, 01/17/06 144A†	5,100,000	5,099,847
U.S. Bank National Association
6.50%, 02/01/08	580,000	600,026
U.S. Central Credit Union
2.75%, 05/30/08	610,000	582,014
Union Pacific Corporation
5.75%, 10/15/07	375,000	380,339
6.79%, 11/09/07	650,000	671,203
Verizon Global Funding Corporation
6.13%, 06/15/07	875,000	890,169
Verizon Wireless Capital LLC
5.38%, 12/15/06	$1,070,000	$1,073,769
Wachovia Corporation
3.50%, 08/15/08Δ	540,000	522,110

TOTAL CORPORATE BONDS (Cost $111,158,425)		109,004,011

FOREIGN BONDS — 5.0%
Bermuda — 0.0%
Tyco International Group SA
5.80%, 08/01/06	425,000	426,838

Canada — 0.1%
Canadian National Railway Co.
6.45%, 07/15/06†	750,000	756,597

Cayman Islands — 0.4%
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	1,700,000	1,684,926
4.63%, 06/15/10 144A	1,700,000	1,684,926

		3,369,852

France — 1.2%
French Treasury Bill
2.27%, 03/23/06(E)Ω	200,000	235,547
2.41%, 05/24/06(E)Ω	8,290,000	9,720,265
French Treasury Note
5.00%, 01/12/06(E)	820,000	971,296

		10,927,108

Germany — 0.6%
Deutsche Bundesrepublik
4.75%, 07/04/34(E)Δ	450,000	642,205
4.00%, 01/04/37(E)	1,825,000	2,331,008
German Treasury Bill
2.04%, 02/15/06(E)Ω	2,200,000	2,597,665

		5,570,878

Italy — 0.5%
Republic of Italy
2.75%, 12/15/06	2,375,000	2,333,200
Telecom Italia Capital SA
4.00%, 11/15/08	2,000,000	1,940,876

		4,274,076

Netherlands — 1.3%
Deutsche Telekom International Finance BV
3.88%, 07/22/08Δ	1,770,000	1,729,821
Dutch Treasury Certificate
1.96%, 01/31/06(E)Ω	9,050,000	10,695,601

		12,425,422

New Zealand — 0.2%
General Electric Capital Corporation
6.50%, 09/28/15(Z)Δ	1,595,000	1,074,491
New Zealand
6.50%, 04/15/13(Z)	790,000	565,502

		1,639,993

Norway — 0.2%
Eksportfinans
3.38%, 01/15/08	1,630,000	1,590,267

South Korea — 0.2%
Korea Development Bank
4.57%, 10/20/09†Δ	1,750,000	1,763,981

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
United Kingdom — 0.3%
Nationwide Building Society
3.50%, 07/31/07 144AΔ	$325,000	$318,548
Vodafone Group PLC
3.95%, 01/30/08	2,650,000	2,604,926

		2,923,474

TOTAL FOREIGN BONDS (Cost $45,962,804)		45,668,486

MORTGAGE-BACKED SECURITIES — 36.5%
Adjustable Rate Mortgage Trust
4.65%, 11/25/35 STEP†	2,631,471	2,632,855
American Home Mortgage Assets
4.46%, 11/25/35†	4,143,524	4,146,242
American Home Mortgage Investment Trust
4.29%, 10/25/34†	2,590,348	2,530,625
Bank of America Mortgage Securities
6.50%, 10/01/19	910,332	929,550
Bear Stearns Adjustable Rate Mortgage Trust
3.22%, 12/01/33†	2,361,641	2,313,181
4.69%, 01/25/34†	1,135,804	1,124,966
4.01%, 07/25/34†	2,619,072	2,545,158
Bear Stearns Alt-A Trust
4.56%, 06/25/34†	2,418,854	2,422,672
Bear Stearns Commercial Mortgage Securities
3.87%, 02/11/41	2,040,000	1,962,364
Chase Commercial Mortgage Securities Corporation
7.76%, 04/15/32	2,111,619	2,265,729
Citigroup Commercial Mortgage Trust
4.15%, 09/20/49 144A	1,767,901	1,737,308
Commercial Mortgage Acceptance Corporation
6.03%, 09/15/30	1,800,804	1,829,358
Commercial Mortgage Pass-Through Certificates
4.55%, 03/15/20 144A†	1,700,000	1,699,781
7.42%, 08/15/33	2,180,000	2,344,077
Countrywide Alternative Loan Trust
6.00%, 10/25/32	516,066	509,111
5.50%, 05/31/35	1,878,453	1,876,174
Countrywide Home Loan Mortgage Pass-Through Trust
4.65%, 01/25/35 STEP†	1,616,668	1,615,943
Credit-Based Asset Servicing and Securitization LLC
4.70%, 02/25/30†	296,441	296,646
Federal Home Loan Mortgage Corporation
8.50%, 12/01/07	5,767	5,906
8.50%, 01/01/08	4,709	4,823
8.00%, 05/01/08	10,099	10,082
8.75%, 07/01/08	5,575	5,787
8.00%, 01/01/09	2,863	2,921
7.50%, 03/01/09	30,010	29,949
16.25%, 07/01/11	313	353
15.25%, 08/01/11	1,721	1,947
5.00%, 11/15/16	3,722,754	3,718,500
3.50%, 12/01/18	3,895,611	3,615,627
10.75%, 02/01/19	99,061	106,688
4.25%, 06/15/24	2,814,774	2,776,830
5.53%, 07/01/27†	78,556	81,249
3.98%, 06/01/28†	469,509	466,694
4.72%, 12/15/30†	1,669,171	1,673,847
6.00%, 04/01/33	2,013,357	2,038,453
4.55%, 06/01/33†	6,222,489	6,163,038
4.40%, 10/01/34†	1,325,834	1,301,440
5.50%, 05/15/35	2,476,610	2,500,253
4.72%, 08/01/35†	3,329,377	3,300,412
4.84%, 08/01/35†	3,320,814	3,305,926
4.82%, 10/01/35†	1,818,354	1,819,255
5.38%, 05/25/43†	2,989,864	3,044,696
4.56%, 07/25/44†	7,037,238	7,141,910
Federal Housing Authority
7.43%, 09/01/22	1,774	1,804
Federal National Mortgage Association
6.00%, 08/01/08	205,189	209,926
6.50%, 11/01/08	263,789	271,823
4.16%, 12/01/09†	1,214,970	1,214,970
4.00%, 07/01/18	247,512	236,795
5.50%, 07/01/18	3,375,986	3,398,400
4.00%, 08/01/18	976,617	934,329
4.00%, 05/01/19	5,284,991	5,052,658
4.00%, 06/01/19	8,785,866	8,399,629
4.00%, 08/01/19	475,064	454,179
4.00%, 10/01/19	1,626,861	1,555,342
4.00%, 12/01/19	1,167,135	1,115,827
4.00%, 01/01/20	747,079	713,447
5.50%, 01/01/20	833,656	839,116
4.00%, 03/01/20	624,865	597,332
4.00%, 07/01/20	965,993	922,505
5.50%, 08/01/20	6,313,008	6,353,276
5.50%, 10/01/20	1,992,327	2,005,036
5.75%, 08/25/23	2,535,825	2,550,881
5.10%, 03/01/24†	100,782	99,222
4.95%, 12/01/24†	222,396	221,431
9.00%, 05/01/25	96,204	104,817
9.00%, 07/01/25	252,027	274,139
4.98%, 05/25/30†	3,238,766	3,249,609
5.03%, 05/25/30†	3,287,106	3,261,175
4.63%, 09/25/30†	292,261	292,280
4.99%, 12/01/30†	62,400	62,967
5.65%, 09/01/31†	187,436	192,344
3.31%, 03/25/32	596,321	556,664
4.27%, 04/01/33†	1,251,222	1,239,571
4.20%, 06/01/33†	377,459	372,712
5.50%, 06/01/33	31,098	30,870
5.50%, 07/01/33	30,543	30,319
4.25%, 10/01/33†	2,286,447	2,244,060
5.50%, 10/01/33	168,474	167,238
4.30%, 12/01/33†	741,512	728,021
5.50%, 08/01/34	88,314	87,534
5.75%, 08/25/34	2,705,851	2,708,003
5.02%, 09/01/34†	1,912,483	1,917,367
5.11%, 09/01/34†	1,325,620	1,327,265
5.50%, 09/01/34	5,669,039	5,618,956
4.82%, 10/01/34†	1,997,850	1,993,972
5.17%, 10/01/34†	2,462,840	2,475,047
5.50%, 10/01/34	740,822	734,277
5.50%, 11/01/34	18,116,628	17,956,577
5.50%, 12/01/34	1,090,013	1,080,383

See Notes to Financial Statements.

	Par	Value
5.50%, 02/01/35	$9,210,103	$9,128,736
4.87%, 06/01/35†	2,828,563	2,801,719
5.50%, 06/01/35	1,449,436	1,435,546
5.50%, 07/01/35	10,512,232	10,411,490
4.70%, 08/01/35†	6,995,459	6,912,383
4.49%, 09/01/35†	3,486,972	3,425,917
4.64%, 09/01/35†	4,096,960	4,048,206
5.04%, 10/01/35†	4,341,136	4,337,744
5.33%, 10/01/35†	2,574,737	2,552,079
5.50%, 01/12/36 TBA	8,100,000	8,019,000
6.17%, 04/01/40†	590,096	602,283
First Horizon Alternative Mortgage Securities
4.77%, 06/25/34†	1,508,228	1,496,292
First Horizon Asset Securities, Inc.
5.35%, 10/25/35†	4,048,950	4,040,740
General Electric Capital Commercial Mortgage Corporation
5.56%, 06/10/38	1,414,338	1,428,083
GMAC Commercial Mortgage Securities, Inc.
7.72%, 03/15/33	2,120,000	2,306,860
7.18%, 08/15/36	1,444,840	1,531,084
Government National Mortgage Association
8.25%, 03/15/06	23	23
8.25%, 05/15/06	845	853
6.00%, 12/15/08	235,663	239,408
6.00%, 02/15/11	394,400	401,667
4.38%, 06/20/17†	35,024	35,057
4.38%, 06/20/21†	18,281	18,329
4.13%, 10/20/27†	126,147	127,337
8.50%, 10/15/29	117,059	126,393
8.50%, 01/15/30	42,869	46,275
4.97%, 02/16/30†	455,180	460,256
8.50%, 03/15/30	6,181	6,672
8.50%, 04/15/30	15,564	16,801
8.50%, 05/15/30	239,298	258,310
8.50%, 06/15/30	66,863	72,176
8.50%, 07/15/30	197,747	213,462
8.50%, 08/15/30	47,783	51,579
8.50%, 09/15/30	9,264	10,000
8.50%, 10/15/30	47,016	50,751
8.50%, 11/15/30	120,323	129,883
8.50%, 12/15/30	108,566	117,192
8.50%, 02/15/31	84,439	91,127
3.75%, 05/20/34†Δ	2,262,340	2,211,653
3.75%, 06/20/34†Δ	3,122,787	3,052,413
Greenpoint Mortgage Funding Trust
4.65%, 11/25/45 STEP†	1,544,220	1,542,487
GS Mortgage Securities Corporation II
6.04%, 08/15/18 144A	459,605	472,694
6.14%, 10/18/30	2,396,695	2,452,873
5.37%, 01/10/40 IO 144AΩ†	40,737,064	1,004,454
GSR Mortgage Loan Trust
3.69%, 06/01/34†	2,879,885	2,825,266
4.81%, 09/25/34†	2,842,069	2,817,901
4.55%, 09/25/35†	3,293,030	3,260,121
4.54%, 10/25/35†	5,662,965	5,570,326
HarborView Mortgage Loan Trust
5.33%, 12/19/35†	4,950,592	4,942,477
4.68%, 01/01/49 STEP†	3,453,733	3,456,565
IFC SBA Loan-Backed Adjustable Rate Certificate
5.25%, 01/15/24 144A†	544,370	544,370
Impac Secured Assets CMN Owner Trust
4.46%, 05/25/36†	3,700,000	3,700,023
LB-UBS Commercial Mortgage Trust
3.62%, 08/15/33 IO 144AΩ†	36,085,312	878,688
Luminent Mortgage Trust
4.64%, 11/26/35 STEP†	3,957,010	3,884,313
MLCC Mortgage Investors, Inc.
4.75%, 03/15/25 STEP†	1,058,327	1,062,429
4.74%, 12/25/34†	2,718,777	2,687,978
Morgan Stanley Capital I
6.53%, 03/15/31	2,960,000	3,070,433
NationsLink Funding Corporation
6.32%, 01/20/31	2,070,966	2,132,984
Nomura Asset Acceptance Corporation
5.05%, 06/25/10†	3,352,577	3,327,008
Nomura Asset Securities Corporation
6.59%, 03/15/30	3,300,000	3,410,632
Residential Accredit Loans, Inc.
6.00%, 12/25/16	165,525	165,649
4.78%, 01/25/33†	1,050,871	1,052,168
Residential Asset Securitization Trust
4.78%, 05/25/33†	2,298,684	2,302,446
Residential Funding Mortgage Securities I
6.50%, 03/25/32	206,898	209,801
5.50%, 09/25/33	1,754,614	1,755,262
SACO I, Inc.
4.49%, 11/25/35†	2,976,958	2,976,805
Structured Adjustable Rate Mortgage Loan Trust
4.92%, 03/25/34†	1,871,363	1,835,168
5.38%, 08/25/34†	2,330,245	2,338,005
4.68%, 09/25/34†	1,106,213	1,106,719
5.43%, 05/25/35†	3,977,557	3,986,817
Structured Asset Mortgage Investments, Inc.
5.95%, 10/19/34†	1,525,096	1,546,684
4.67%, 05/25/35 STEP†	1,700,000	1,701,065
Structured Asset Securities Corporation
7.50%, 07/25/16	15,112	15,069
Washington Mutual Asset Securities Corporation
4.24%, 05/25/36 144A	2,593,096	2,547,833
Washington Mutual Mortgage Securities Corporation
5.61%, 03/25/32†	477,808	476,904
Washington Mutual, Inc.
4.65%, 12/25/27 STEP†	4,774,707	4,771,190
4.73%, 06/25/42†	292,374	290,547
4.69%, 01/25/45 STEP†	4,069,232	4,070,777
4.67%, 10/25/45 STEP†	1,663,726	1,660,550

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Wells Fargo Mortgage-Backed Securities Trust
3.99%, 01/25/35†	$3,078,563	$3,016,231
4.55%, 02/25/35†	5,095,682	5,006,507

TOTAL MORTGAGE-BACKED SECURITIES (Cost $335,763,262)		331,844,419

MUNICIPAL BONDS — 0.7%
Honolulu, Hawaii City & County, Series B General Obligation Bond (MBIA Insured)
5.00%, 07/01/12	1,200,000	1,293,564
New York City, New York Municipal Water Finance Authority Water & Sewer System, Series C Revenue Bond
5.00%, 06/15/35	3,200,000	3,320,416
Sales Tax Asset Receivable Corporation, New York, Series B Revenue Bond (FSA Insured)
3.60%, 10/15/08	425,000	412,399
Texas State Public Finance Authority, Series B Revenue Bond
2.63%, 06/15/06	1,365,000	1,352,687

TOTAL MUNICIPAL BONDS (Cost $6,395,560)		6,379,066

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
90-Day Eurodollar Futures, Strike Price $95.25, Expires 03/13/06	150	21,563
90-Day Eurodollar Futures, Strike Price $95.25, Expires 06/19/06	159	39,750

		61,313

Call Swaptions — 0.0%
3-Month LIBOR, Strike Price $4.25, Expires 10/19/06	87	12,972
3-Month LIBOR, Strike Price $4.25, Expires 10/24/06	87	13,346
3-Month LIBOR, Strike Price $4.50, Expires 10/06/06	345	90,148
3-Month LIBOR, Strike Price $4.75, Expires 08/10/06	570	21,210

		137,676

Put Options — 0.0%
90-Day Eurodollar Futures, Strike Price $94.50, Expires 06/19/06	443	5,537
90-Day Eurodollar Futures, Strike Price $95.25, Expires 12/18/06	66	48,675

		54,212

TOTAL PURCHASED OPTIONS (Cost $401,447)		253,201

	Shares	Value
PREFERRED STOCK — 0.0%
Fannie Mae† (Cost $53,500)	1,070	$58,315

MONEY MARKET FUNDS — 11.7%
GuideStone Funds Money Market Fund (GS4 Class)¥	38,676,484	38,676,484
Northern Institutional Liquid Assets Portfolio§	67,991,017	67,991,017

TOTAL MONEY MARKET FUNDS (Cost $106,667,501)		106,667,501

	Par
U.S. TREASURY OBLIGATIONS — 8.7%
U.S. Treasury Bills
3.90%, 03/02/06‡‡	$400,000	397,515
3.82%, 03/16/06‡‡	100,000	99,220
3.83%, 03/16/06‡‡	345,000	342,308

		839,043

U.S. Treasury Bond
10.38%, 11/15/12Δ	2,535,000	2,802,364

U.S. Treasury Notes
2.25%, 04/30/06Δ	7,145,000	7,100,630
2.50%, 05/31/06Δ	3,680,000	3,654,126
2.75%, 07/31/06Δ	2,670,000	2,645,700
2.38%, 08/31/06Δ	1,030,000	1,016,643
3.50%, 05/31/07Δ	23,130,000	22,846,311
4.00%, 08/31/07	20,000,000	19,873,440
4.25%, 10/31/07Δ	11,000,000	10,971,213
3.75%, 05/15/08Δ	5,233,000	5,160,230
4.13%, 08/15/08Δ	2,090,000	2,079,142
4.25%, 10/15/10Δ	180,000	179,114

		75,526,549

TOTAL U.S. TREASURY OBLIGATIONS (Cost $79,783,533)		79,167,956

Total Investments — 106.8% (Cost $980,690,421)		971,940,538

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
1-Year Eurodollar Mid-CRV Futures, Strike Price $95.50, Expires 03/10/06	(150)	(23,438)
90-Day Eurodollar Futures, Strike Price $95.50, Expires 06/19/06	(318)	(31,800)

		(55,238)

Call Swaptions — 0.0%
3-Month LIBOR, Strike Price $4.31, Expires 10/19/06	(38)	(16,120)
3-Month LIBOR, Strike Price $4.31, Expires 10/24/06	(37)	(16,043)
3-Month LIBOR, Strike Price $4.54, Expires 10/06/06	(149)	(102,169)
3-Month LIBOR, Strike Price $4.78, Expires 08/10/06	(250)	(23,775)

		(158,107)

See Notes to Financial Statements.

	Number of Contracts	Value
Put Options — 0.0%
90-Day Eurodollar Futures,
Strike Price $94.75, Expires
12/18/06	(132)	$(32,175)

TOTAL WRITTEN OPTIONS (Premiums received $(379,043))		(245,520)

	Par
SECURITY SOLD SHORT — (0.1)%
Federal National Mortgage Association TBA (Cost $(948,906))	$(1,000,000)	(954,688)

Liabilities in Excess of Other
Assets — (6.7)%		(60,563,326)

Net Assets — 100.0%		$910,177,004

Swap agreements outstanding at December 31, 2005:

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/10	4,600,000	$156,351
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	09/15/10	4,000,000	135,957
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(i)	06/18/34	(100,000)	(15,762)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(d)	06/18/34	(4,000,000)	(630,474)

			(353,928)

Euros
Receive fixed rate payments of 2.09%and pay variable rate payments on the France CPI Ex Tobacco(j)	10/15/10	1,500,000	4,586
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00%(d)	12/15/14	(7,300,000)	(396,561)

			(391,975)

Japanese Yen
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 1.50%(h)	06/15/15	(200,000,000)	19,769
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 1.50%(d)	06/15/15	(80,000,000)	7,908

			27,677

U.S. Dollars
Receive fixed rate payments of 0.61%and pay floating par on the in event of default on Russian Federation, 5.00% due 3/31/2030(h)	03/20/07	$1,300,000	3,774
Receive fixed rate payments of 0.70%and pay floating par on the in event of default on Russian Federation, 5.00% due 3/31/2030(a)	03/20/07	3,700,000	14,723

See Notes to Financial Statements.

Low-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive fixed rate payments of 0.77% and pay floating par on the in event of default on Russian Federation, 5.00% due 3/31/2030(g)	05/20/07	$200,000	$1,064
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(d)	06/21/08	24,300,000	57,837
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(a)	06/21/11	(12,100,000)	(55,331)
Receive variable rate payments on the three month LIBOR floating rate and pay fixed rate payments of 5.00%(d)	06/21/13	(100,000)	(504)

			21,563

			$(696,663)

PORTFOLIO SUMMARY+

	%
Futures Contracts	68.2
Mortgage-Backed Securities	36.5
Asset-Backed Securities	20.9
Corporate Bonds	12.0
Money Market Funds	11.7
Agency Obligations	11.3
U.S. Treasury Obligations	8.7
Foreign Bonds	5.0
Municipal Bonds	0.7
Preferred Stock	—	*
Purchased Options	—	*
Written Options	—	*
Securities Sold Short	(0.1)
Swap Agreements	(0.1)
Forward Foreign Currency Contracts	(3.1)

	171.7

+	Based on net assets.

*	Rounds to less than 0.005%.

See Notes to Financial Statements.

Medium-Duration Bond Fund

The Fund is primarily comprised of investment grade fixed income securities. The Fund posted a positive return but underperformed its benchmark index, the Lehman Brothers Aggregate Bond Index, during the quarter. The Fund’s benchmark-relative performance was positively impacted by its security selection within the mortgage sector and a modest tactical allocation to emerging market debt. The Fund’s benchmark-relative performance was negatively impacted by its yield curve strategy (exposure to shorter maturities). At the sub-adviser level, Goldman Sachs delivered the best benchmark-relative performance due to its shorter-than-benchmark duration position and its security selection within the non-benchmark sector of high yield bonds.

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	2.62%	2.50%	2.18%	2.43%	1.73%	2.43%
Since Inception	5.70%	5.72%	5.40%	5.23%	2.28%	2.66%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Lehman Brothers Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Medium-Duration Bond Fund SCHEDULE OF INVESTMENTS	December 31, 2005

	Par	Value
AGENCY OBLIGATIONS — 11.2%
Federal Farm Credit Bank
4.85%, 12/16/09	$2,700,000	$2,706,040
4.50%, 08/08/11	3,000,000	2,927,109
4.80%, 10/19/15	1,500,000	1,497,916
Federal Home Loan Bank
2.50%, 04/11/06	5,000,000	4,971,755
2.88%, 05/22/06	3,000,000	2,980,479
4.36%, 12/13/06†	4,900,000	4,901,441
4.25%, 09/12/08	3,000,000	2,963,934
3.50%, 02/13/09	1,000,000	965,819
4.38%, 09/11/09	3,000,000	2,960,952
4.08%, 04/26/10	1,500,000	1,462,782
7.38%, 02/13/15	2,500,000	2,972,475
5.00%, 12/11/15	2,600,000	2,635,662
Federal Home Loan Mortgage Corporation
4.18%, 02/21/06	10,200,000	10,137,457
4.23%, 02/28/06	2,600,000	2,581,996
3.55%, 11/15/07	6,000,000	5,873,628
4.20%, 12/28/07	5,000,000	4,938,640
4.50%, 08/04/08	6,000,000	5,939,280
4.48%, 09/19/08	10,000,000	9,900,890
6.88%, 09/15/10Δ	554,000	603,665
4.13%, 10/18/10Δ	3,200,000	3,115,398
5.63%, 11/23/35	1,770,000	1,791,967
Federal National Mortgage Association
4.29%, 03/08/06	10,100,000	10,023,957
4.32%, 03/15/06	10,200,000	10,114,810
4.32%, 03/22/06	10,400,000	10,304,570
3.99%, 03/29/06	3,700,000	3,663,004
4.33%, 05/15/06‡‡	260,000	255,820
3.25%, 07/12/06	5,000,000	4,965,525
3.05%, 10/13/06	2,000,000	1,975,326
4.75%, 12/15/10	3,000,000	3,003,312

TOTAL AGENCY OBLIGATIONS (Cost $123,436,435)		123,135,609

ASSET-BACKED SECURITIES — 3.2%
Amortizing Residential Collateral Trust
4.66%, 04/25/32†	117,837	117,762
AQ Finance NIM Trust
4.60%, 01/25/09 144A†	24,801	24,798
Argent Securities, Inc.
4.48%, 11/25/35†	1,666,160	1,666,290
Bayview Financial Acquisition Trust
4.83%, 02/28/44†	1,770,921	1,775,895
Chesapeake Funding LLC
4.58%, 08/07/08†	552,211	552,244
Citibank Credit Card Issuance Trust
5.28%, 02/09/09†	670,000	675,517
Conseco Finance Securitizations Corporation
6.77%, 09/01/32	418,332	419,645
4.20%, 02/01/33 IOΩ@	11,232,000	342,576
Countrywide Home Equity Loan Trust
4.63%, 04/15/28†	176,791	176,738
4.72%, 03/15/29†	2,088,524	2,093,815
4.66%, 05/15/29†	1,751,594	1,756,551
4.61%, 12/15/35†	6,088,846	6,088,185
4.60%, 02/15/36†	3,000,000	3,000,000
CS First Boston Mortgage Securities Corporation
4.52%, 05/25/35 STEP†	1,746,150	1,746,394
EMC Mortgage Loan Trust
4.93%, 11/25/41 144A†	833,332	835,209
EQCC Trust
4.68%, 10/25/31†	186,504	186,715
First Horizon Asset Back Trust
4.67%, 10/25/34†	999,087	1,001,482
Fleet Home Equity Loan Trust
4.58%, 05/30/31†	852,729	852,140
GSAMP Trust
4.49%, 09/25/35†	1,248,105	1,248,105
HFC Home Equity Loan Asset-Backed Certificates
4.72%, 10/20/32†	336,763	336,882
Household Mortgage Loan Trust
4.70%, 06/20/33†	303,500	303,871
Madison Avenue Manufactured Housing Contract
4.73%, 09/25/08†	1,571,395	1,572,788
Master Asset-Backed Securities Trust
4.51%, 12/25/34†	82,295	82,300
4.57%, 03/25/35 STEP†	2,000,000	2,000,670
Morgan Stanley Dean Witter Credit Corporation HELOC Trust
4.57%, 07/25/17 STEP†	415,008	415,066
Provident Bank Home Equity Loan Trust
4.65%, 08/25/31†	316,063	316,440
Quest Trust
4.94%, 06/25/34 144A†	393,441	394,221
Residential Asset Mortgage Products, Inc.
4.62%, 03/25/34 STEP†	1,696,577	1,696,562
Salomon Brothers Mortgage Securities VII
4.86%, 03/30/28 STEP†	157,335	157,341
SG Mortgage Securities Trust
4.48%, 09/25/35†	1,719,144	1,719,134
SLM Student Loan Trust
4.26%, 01/25/13†	1,400,000	1,398,203
Structured Asset Securities Corporation
4.83%, 02/25/33†	87,702	87,930
SVO Timeshare Mortgage Corporation
5.47%, 10/20/13 144A	225,712	225,621

TOTAL ASSET-BACKED SECURITIES (Cost $35,541,648)		35,267,090

COMMERCIAL PAPER — 1.0%
General Electric Capital Corporation
4.09%, 01/19/06	4,400,000	4,390,688
4.12%, 01/24/06	6,500,000	6,482,056
4.13%, 01/25/06	200,000	199,424

TOTAL COMMERCIAL PAPER (Cost $11,073,342)		11,072,168

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CORPORATE BONDS — 10.4%
ACE Capital Trust II
9.70%, 04/01/30Δ	$60,000	$83,722
ACE INA Holdings, Inc.
8.30%, 08/15/06	550,000	561,245
AES Corporation (The)
9.50%, 06/01/09Δ	42,000	45,570
9.38%, 09/15/10Δ	30,000	32,925
8.75%, 05/15/13 144AΔ	520,000	568,750
9.00%, 05/15/15 144AΔ	760,000	836,000
Alltel Corporation
4.66%, 05/17/07	350,000	348,527
Amerada Hess Corporation
7.30%, 08/15/31	1,320,000	1,532,383
7.13%, 03/15/33	400,000	455,505
American Achievement Corporation
8.25%, 04/01/12	30,000	30,600
Amerigas Partners LP
7.25%, 05/20/15Δ	80,000	82,000
AmerisourceBergen Corporation
5.88%, 09/15/15 144A	130,000	131,788
Ameritech Capital Funding
6.25%, 05/18/09	100,000	102,760
AMFM, Inc.
8.00%, 11/01/08Δ	1,075,000	1,143,608
ANZ Capital Trust I
4.48%, 01/29/49 144A	125,000	121,072
5.36%, 12/29/49 144A	800,000	791,778
Apache Corporation
6.25%, 04/15/12	300,000	322,793
ASIF Global Financing XIX
4.90%, 01/17/13 144A	380,000	378,653
Astoria Financial Corporation
5.75%, 10/15/12	450,000	460,473
Bank One Corporation
4.13%, 09/01/07Δ	1,100,000	1,087,318
Bank United Corporation
8.88%, 05/01/07	125,000	130,231
Beazer Homes USA
8.63%, 05/15/11Δ	10,000	10,500
BellSouth Capital Funding
7.88%, 02/15/30	460,000	556,970
BellSouth Corporation
4.75%, 11/15/12Δ	40,000	39,035
6.88%, 10/15/31Δ	10,000	11,012
Boeing Co. (The)
6.63%, 02/15/38	210,000	245,238
Case New Holland, Inc.
9.25%, 08/01/11	49,000	52,675
Cendant Corporation
6.25%, 01/15/08Δ	150,000	152,777
CenterPoint Energy Resources Corporation
7.88%, 04/01/13Δ	50,000	57,260
5.95%, 01/15/14	750,000	770,624
Charter Communications Operating LLC
8.00%, 04/30/12 144A@	250,000	250,000
Chesapeake Energy Corporation
7.50%, 09/15/13Δ	50,000	53,375
6.25%, 01/15/18	140,000	137,900
Cincinnati Bell, Inc.
7.00%, 02/15/15Δ	191,000	188,135
Citigroup, Inc.
5.00%, 03/06/07Δ	2,200,000	2,203,852
Citizens Communications Co.
9.25%, 05/15/11	40,000	44,300
Clear Channel Communications, Inc.
4.63%, 01/15/08Δ	20,000	19,735
4.25%, 05/15/09	250,000	240,499
5.50%, 09/15/14Δ	1,925,000	1,845,134
Cleveland Electric Illuminating Co. (The)
5.65%, 12/15/13	60,000	61,263
7.88%, 11/01/17	2,050,000	2,485,555
Clorox Co.
4.61%, 12/14/07†	1,500,000	1,503,530
CNA Financial Corporation
6.75%, 11/15/06	180,000	182,455
Comcast Cable Communications, Inc.
6.75%, 01/30/11Δ	740,000	784,356
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	225,000	260,792
9.46%, 11/15/22	275,000	361,157
Comcast Corporation
10.50%, 06/15/06	650,000	663,850
Computer Associates International, Inc.
5.00%, 12/01/09 144A†@Δ	700, 000	683,181
ConocoPhillips
8.75%, 05/25/10	230,000	264,815
ConocoPhillips Holding Co.
6.95%, 04/15/29	860,000	1,041,193
Cox Communications, Inc.
4.63%, 01/15/10	800,000	775,142
Cox Enterprises, Inc.
4.38%, 05/01/08 144A	600,000	586,216
CSC Holdings, Inc.
7.63%, 04/01/11Δ	590,000	590,000
6.75%, 04/15/12 144A	60,000	57,000
7.63%, 07/15/18	45,000	42,975
D.R. Horton, Inc.
8.50%, 04/15/12	10,000	10,734
DaimlerChrysler NA Holding Corporation
4.99%, 05/24/06†	1,200,000	1,201,680
5.30%, 08/08/06†	2,200,000	2,209,874
7.30%, 01/15/12	550,000	594,179
6.50%, 11/15/13	210,000	220,218
Dana Corporation
5.85%, 01/15/15Δ	200,000	143,000
DaVita, Inc.
7.25%, 03/15/15Δ	30,000	30,525
Delta Air Lines, Inc.
6.42%, 07/02/12	400,000	405,145
6.72%, 01/02/23Δ	697,837	707,815
Devon Energy Corporation
7.95%, 04/15/32	745,000	963,845
DirecTV Holdings LLC
6.38%, 06/15/15	180,000	176,850
Dominion Resources, Inc.
4.13%, 02/15/08	70,000	68,736

See Notes to Financial Statements.

	Par	Value
5.13%, 12/15/09	$230,000	$229,530
4.75%, 12/15/10	70,000	68,485
5.70%, 09/17/12	270,000	274,919
Dryden Investor Trust
7.16%, 07/23/08 144A@	1,243,436	1,275,818
Dynegy Holdings, Inc.
8.75%, 02/15/12Δ	910,000	987,350
E*Trade Financial Corporation
7.38%, 09/15/13 144AΔ	40,000	40,700
Eastman Kodak Co.
7.25%, 11/15/13Δ	490,000	470,799
Echostar DBS Corporation
5.75%, 10/01/08	500,000	492,500
7.30%, 10/01/08†Δ	103,000	105,575
6.63%, 10/01/14	30,000	28,913
El Paso Corporation
2.30%, 02/28/21 CONVΩΔ	70,000	38,500
8.05%, 10/15/30Δ	600,000	615,000
7.80%, 08/01/31Δ	1,150,000	1,152,875
7.75%, 01/15/32Δ	530,000	533,975
El Paso Natural Gas Co.
8.38%, 06/15/32Δ	210,000	238,232
Entergy Gulf States, Inc.
5.21%, 12/08/08 144A†	1,900,000	1,901,125
EOP Operating LP
7.75%, 11/15/07Δ	100,000	104,798
Exelon Corporation
5.63%, 06/15/35Δ	1,000,000	945,656
Firstar Bank NA
7.13%, 12/01/09	170,000	183,568
FirstEnergy Corporation
5.50%, 11/15/06	600,000	602,282
6.45%, 11/15/11	70,000	74,290
7.38%, 11/15/31Δ	1,700,000	2,012,258
Ford Motor Co.
7.45%, 07/16/31Δ	950,000	650,750
Ford Motor Credit Co.
6.88%, 02/01/06Δ	450,000	449,041
4.95%, 01/15/08	760,000	681,271
6.63%, 06/16/08	350,000	317,642
7.38%, 10/28/09	3,050,000	2,707,159
5.70%, 01/15/10Δ	125,000	106,349
7.88%, 06/15/10	500,000	450,352
7.38%, 02/01/11Δ	3,980,000	3,492,076
7.25%, 10/25/11	50,000	43,242
Forest City Enterprises, Inc.
7.63%, 06/01/15	20,000	21,300
6.50%, 02/01/17	49,000	48,265
Fresenius Medical Care Capital Trust II
7.88%, 02/01/08	169,000	174,915
General Electric Capital Corporation
5.45%, 01/15/13	460,000	471,880
General Electric Co.
5.00%, 02/01/13	1,070,000	1,071,022
General Motors Acceptance Corporation
6.75%, 01/15/06Δ	475,000	474,690
4.00%, 02/09/06(E)Δ	350,000	413,349
5.75%, 02/14/06(E)Δ	325,000	384,381
6.13%, 02/01/07Δ	110,000	105,038
5.22%, 03/20/07†	900,000	850,392
6.15%, 04/05/07	380,000	359,033
6.13%, 08/28/07	1,460,000	1,353,897
5.13%, 05/09/08Δ	220,000	195,955
5.85%, 01/14/09	220,000	196,949
5.63%, 05/15/09Δ	1,490,000	1,326,620
7.75%, 01/19/10Δ	500,000	467,336
6.88%, 09/15/11	650,000	593,440
General Motors Corporation
8.25%, 07/15/23Δ	210,000	135,975
8.38%, 07/05/33(E)	170,000	134,307
8.38%, 07/15/33Δ	2,600,000	1,729,000
Georgia-Pacific Corporation
8.13%, 05/15/11	4,000	4,025
9.50%, 12/01/11	15,000	15,881
Greenpoint Financial Corporation
3.20%, 06/06/08	300,000	288,825
HCA, Inc.
7.69%, 06/15/25	250,000	260,853
Hertz Corporation
8.88%, 01/01/14 144A	95,000	97,256
Host Marriott LP
9.50%, 01/15/07Δ	550,000	572,000
9.25%, 10/01/07	32,000	33,920
HSBC Bank USA NA
4.57%, 09/21/07†@	1,300,000	1,302,844
HSBC Finance Corporation
8.00%, 07/15/10	440,000	491,324
7.00%, 05/15/12	390,000	427,161
6.38%, 11/27/12	70,000	74,485
IMC Global, Inc.
10.88%, 06/01/08	49,000	54,513
10.88%, 08/01/13	50,000	57,688
International Paper Co.
5.50%, 01/15/14	220,000	216,568
iStar Financial, Inc.
8.75%, 08/15/08	200,000	216,347
5.80%, 03/15/11	175,000	176,329
6.50%, 12/15/13	125,000	128,269
JC Penny Co., Inc.
7.40%, 04/01/37Δ	50,000	56,111
JPM Capital Trust II
7.95%, 02/01/27Δ	700,000	745,956
JPMorgan Chase & Co.
5.75%, 01/02/13	320,000	330,484
Kansas City Southern Railway
9.50%, 10/01/08	119,000	129,413
Kerr-McGee Corporation
7.88%, 09/15/31Δ	550,000	655,410
L-3 Communications Corporation
7.63%, 06/15/12	250,000	264,375
6.38%, 10/15/15 144A	250,000	250,625
La Quinta Properties, Inc.
7.00%, 08/15/12	20,000	21,750
Lamar Media Corporation
7.25%, 01/01/13	110,000	114,675
Lehman Brothers Holdings, Inc.
4.00%, 01/22/08Δ	570,000	560,832
Liberty Media Corporation
7.88%, 07/15/09Δ	10,000	10,587
5.70%, 05/15/13Δ	25,000	23,419
3.75%, 02/15/30 CONV	40,000	22,250
Liberty Mutual Group
5.75%, 03/15/14 144A	250,000	247,167

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
7.00%, 03/15/34 144A	$75,000	$77,582
Lockheed Martin Corporation
8.50%, 12/01/29	190,000	259,743
Lyondell Chemical Co.
9.63%, 05/01/07	48,000	50,340
MacDermid, Inc.
9.13%, 07/15/11	111,000	118,076
Merrill Lynch & Co., Inc.
3.38%, 09/14/07	420,000	409,680
Millennium America, Inc.
9.25%, 06/15/08	4,000	4,335
Mirant North America LLC
7.38%, 12/31/13 144AΔ	55,000	55,894
Mizuho JGB Investment LLC
9.87%, 12/31/49 144A†	250,000	276,639
New Cingular Wireless Services, Inc.
7.88%, 03/01/11	100,000	112,326
8.13%, 05/01/12	135,000	156,179
NextCard Credit Card Master Note Trust
10.27%, 12/15/06	910,000	79,789
Nextel Communications, Inc.
5.95%, 03/15/14	294,000	295,919
7.38%, 08/01/15	130,000	137,298
Niagara Mohawk Power Corporation
7.75%, 10/01/08	1,340,000	1,431,594
Nortek, Inc.
8.50%, 09/01/14Δ	125,000	121,250
Northrop Grumman Corporation
4.08%, 11/16/06	280,000	277,896
Omnicare, Inc.
6.88%, 12/15/15Δ	239,000	243,780
Oncor Electric Delivery Co.
6.38%, 01/15/15	140,000	148,817
Oxford Industries, Inc.
8.88%, 06/01/11	60,000	61,425
Pacific Energy Partners LP
7.13%, 06/15/14	60,000	62,100
Pacific Gas & Electric Co.
6.05%, 03/01/34	710,000	737,342
Patrons’ Legacy
5.65%, 01/17/17 144A	640,000	644,907
Peabody Energy Corporation
6.88%, 03/15/13Δ	145,000	151,525
Pemex Project Funding Master Trust
9.13%, 10/13/10	1,075,000	1,240,013
PHH Corporation
6.00%, 03/01/08Δ	750,000	761,384
Plains Exploration & Production Co.
7.13%, 06/15/14Δ	100,000	104,000
Pogo Producing Co.
6.88%, 10/01/17 144AΔ	60,000	58,800
Popular North America, Inc.
6.13%, 10/15/06	200,000	201,169
4.25%, 04/01/08	300,000	294,398
3.88%, 10/01/08	250,000	241,758
PPL Capital Funding Trust I
7.29%, 05/18/06	1,400,000	1,408,625
Pride International, Inc.
7.38%, 07/15/14Δ	130,000	140,075
Prudential Funding LLC
6.60%, 05/15/08 144A	600,000	623,858
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15	1,719,000	1,889,380
Qwest Capital Funding, Inc.
7.25%, 02/15/11Δ	200,000	203,500
Qwest Corporation
5.63%, 11/15/08Δ	600,000	597,000
8.88%, 03/15/12Δ	250,000	283,125
7.50%, 06/15/23	500,000	499,375
Rabobank Capital Funding II
5.26%, 12/29/13 144A†	50,000	49,616
Rabobank Capital Funding Trust III
5.25%, 10/31/49 144A†	350,000	343,882
Raytheon Co.
6.00%, 12/15/10	5,000	5,178
5.50%, 11/15/12Δ	10,000	10,242
5.38%, 04/01/13Δ	115,000	116,745
Reader’s Digest Association, Inc.
6.50%, 03/01/11	50,000	49,125
Russell Corporation
9.25%, 05/01/10Δ	71,000	72,331
Safeco Corporation
4.20%, 02/01/08	450,000	442,896
SBC Communications, Inc.
4.13%, 09/15/09	425,000	410,736
5.10%, 09/15/14	430,000	420,787
SemGroup LP
8.75%, 11/15/15 144A	10,000	10,275
Simon Property Group LP
7.38%, 01/20/06	900,000	900,932
Sinclair Broadcast Group, Inc.
8.00%, 03/15/12	20,000	20,700
SLM Corporation
4.77%, 04/01/09†	1,100,000	1,064,503
Solo Cup Co.
8.50%, 02/15/14Δ	45,000	39,600
Sonat, Inc.
7.63%, 07/15/11Δ	460,000	470,350
Southern California Edison Co.
6.38%, 01/15/06	500,000	500,177
Southern Natural Gas Co.
8.88%, 03/15/10Δ	130,000	139,583
8.00%, 03/01/32	400,000	440,605
Sovereign Bancorp, Inc.
4.72%, 08/25/06†	300,000	300,267
Sovereign Bank
4.38%, 08/01/13†	525,000	515,578
Sprint Capital Corporation
4.78%, 08/17/06 STEP	710,000	709,537
6.00%, 01/15/07	290,000	292,908
6.13%, 11/15/08	310,000	318,984
7.63%, 01/30/11	250,000	275,974
8.38%, 03/15/12	300,000	348,118
6.88%, 11/15/28Δ	550,000	602,777
Suburban Propane Partners LP
6.88%, 12/15/13	120,000	112,800
Sungard Data Systems, Inc.
9.13%, 08/15/13 144AΔ	120,000	124,800
See Notes to Financial Statements.

	Par	Value
TCI Communications Financing III
9.65%, 03/31/27	$2,610,000	$2,825,119
Tenet Healthcare Corporation
9.88%, 07/01/14	170,000	172,975
9.25%, 02/01/15 144AΔ	1,655,000	1,650,863
Terex Corporation
7.38%, 01/15/14	20,000	19,900
Time Warner Entertainment Co. LP
8.38%, 07/15/33	320,000	379,125
Time Warner, Inc.
6.88%, 05/01/12	110,000	117,243
7.70%, 05/01/32	1,310,000	1,477,732
Transcontinental Gas Pipe Line Corporation
5.43%, 04/15/08 144A†	1,500,000	1,517,624
TXU Corporation
4.80%, 11/15/09	500,000	483,436
6.50%, 11/15/24	275,000	262,452
6.55%, 11/15/34Δ	1,080,000	1,025,890
TXU Energy Co. LLC
4.92%, 01/17/06 144A†	700,000	699,979
7.00%, 03/15/13	150,000	160,076
Tyco International Group SA Participation Certificate Trust
4.44%, 06/15/07 144A@	400,000	395,249
Tyson Foods, Inc.
7.25%, 10/01/06	100,000	101,620
Unilever Capital Corporation
7.13%, 11/01/10	285,000	310,639
Union Pacific Corporation
6.65%, 01/15/11	260,000	277,245
United Air Lines, Inc.
9.21%, 01/21/17#@	200,000	141,607
9.56%, 10/19/18#@	262,152	165,888
United Telephone Co. of Kansas
6.89%, 07/01/08@	500,000	510,094
Ventas Realty LP
8.75%, 05/01/09Δ	70,000	75,950
9.00%, 05/01/12	30,000	34,350
6.50%, 06/01/16 144A	70,000	70,700
Verizon Global Funding Corporation
6.88%, 06/15/12Δ	40,000	43,466
7.38%, 09/01/12Δ	480,000	536,028
4.38%, 06/01/13	140,000	132,796
Vintage Petroleum, Inc.
8.25%, 05/01/12	250,000	269,375
Visteon Corporation
8.25%, 08/01/10	150,000	128,250
Washington Mutual, Inc.
8.25%, 04/01/10	250,000	278,617
Waste Management, Inc.
7.75%, 05/15/32	980,000	1,213,920
Westlake Chemical Corporation
8.75%, 07/15/11	32,000	34,400
Weyerhaeuser Co.
6.75%, 03/15/12Δ	705,000	749,226
Williams Cos., Inc.
7.50%, 01/15/31Δ	270,000	280,800
7.75%, 06/15/31	200,000	212,000
8.75%, 03/15/32Δ	1,130,000	1,316,450
Xerox Corporation
7.13%, 06/15/10	250,000	261,562
XTO Energy, Inc.
7.50%, 04/15/12	43,000	48,159
6.25%, 04/15/13	255,000	270,651

TOTAL CORPORATE BONDS (Cost $114,993,761)		115,059,277

FOREIGN BONDS — 9.5%
Argentina — 0.1%
Republic of Argentina
4.01%, 08/03/12†	250,000	197,000
2.00%, 01/03/16(R)	660,000	389,708
5.83%, 12/31/33(R)	630,000	243,563
4.75%, 12/15/35(R)Ω†	5,252,226	83,855
10.23%, 12/15/35Ω†@Δ	2,240,000	119,280

		1,033,406

Australia — 0.2%
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†	525,000	522,656
Queensland Treasury Corporation
6.00%, 06/14/11(A)	2,430,000	1,835,337

		2,357,993

Bermuda — 0.5%
Arch Capital Group, Ltd.
7.35%, 05/01/34	550,000	622,509
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15Δ	525,000	529,920
Intelsat, Ltd.
6.50%, 11/01/13	110,000	82,500
8.63%, 01/15/15 144A	30,000	30,450
Tyco International Group SA
6.38%, 02/15/06	100,000	100,166
5.80%, 08/01/06	800,000	803,460
6.13%, 11/01/08	90,000	91,929
6.00%, 11/15/13	2,920,000	2,987,385

		5,248,319

Brazil — 0.5%
Federal Republic of Brazil
5.19%, 04/15/06†Δ	176,000	176,116
14.50%, 10/15/09Δ	900,000	1,154,250
5.25%, 04/15/12†	114,708	113,561
12.50%, 01/05/16(B)Δ	620,000	221,533
8.88%, 04/15/24Δ	99,000	110,632
10.13%, 05/15/27Δ	800,000	1,008,000
12.25%, 03/06/30	140,000	202,300
11.00%, 08/17/40Δ	2,145,000	2,767,586

		5,753,978

Bulgaria — 0.1%
Republic of Bulgaria
8.25%, 01/15/15	480,000	580,848

Canada — 0.4%
Bombardier Capital Funding LP
6.13%, 05/14/07(E)	250,000	301,523
Canadian Government Inflationary Index
4.00%, 12/01/31(C)	770,000	1,213,990
Conoco Funding Co.
7.25%, 10/15/31	315,000	393,753

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
General Motors Nova Scotia Finance Co.
6.85%, 10/15/08	$1,670,000	$1,260,850
Hydro Quebec
6.30%, 05/11/11	305,000	325,716
Rogers Cable, Inc.
5.50%, 03/15/14	350,000	329,437
Rogers Wireless, Inc.
7.62%, 12/15/10†	250,000	259,375
6.38%, 03/01/14 144A	100,000	100,750
6.38%, 03/01/14Δ	30,000	30,225
7.50%, 03/15/15Δ	10,000	10,850
Sun Media Corporation
7.63%, 02/15/13	50,000	51,500
Western Oil Sands, Inc.
8.38%, 05/01/12	95,000	107,231

		4,385,200

Cayman Islands — 0.4%
ACE, Ltd.
6.00%, 04/01/07	350,000	353,829
Petroleum Export, Ltd.
4.62%, 06/15/10 144A	900,000	892,020
4.63%, 06/15/10 144A	1,200,000	1,189,360
Resona Preferred Global Securities Caymand, Ltd.
7.19%, 07/30/15 144A†Δ	690,000	733,331
Systems 2001 Asset Trust LLC
6.66%, 09/15/13 144A	869,394	925,709

		4,094,249

Chile — 0.0%
Codelco, Inc.
4.75%, 10/15/14 144AΔ	210,000	203,881

Colombia — 0.1%
Republic of Colombia
11.75%, 02/25/20Δ	605,000	839,437
8.13%, 05/21/24Δ	50,000	54,250

		893,687

Egypt — 0.2%
Egypt Government AID Bonds
4.45%, 09/15/15	2,600,000	2,552,672

France — 2.0%
French Treasury Bill
1.20%, 01/05/06(E)Ω	700,000	828,560
2.11%, 02/09/06(E)Ω	900,000	1,062,948
2.27%, 03/23/06(E)Ω	4,600,000	5,417,595
2.41%, 05/24/06(E)Ω	8,320,000	9,755,441
French Treasury Note
5.00%, 01/12/06(E)	4,270,000	5,057,847
Legrand SA
8.50%, 02/15/25	250,000	301,875

		22,424,266

Germany — 0.7%
Deutsche Bundesrepublik
6.50%, 07/04/27(E)	2,000,000	3,400,620
German Treasury Bill
1.61%, 01/18/06(E)Ω	3,100,000	3,666,953
Kabel Deutschland GmbH
10.63%, 07/01/14 144A	75,000	79,313

		7,146,886

Guatemala — 0.0%
Republic of Guatemala
8.13%, 10/06/34 144A	20,000	21,900

Hungary — 0.2%
Hungary Government Bond
9.25%, 10/12/07(H)	461,600,000	2,248,444

Ireland — 0.0%
Eircom Funding
8.25%, 08/15/13	130,000	139,750

Italy — 0.2%
Republic of Italy
3.80%, 03/27/08(J)	156,000,000	1,426,335
Telecom Italia Capital SA
4.00%, 01/15/10	225,000	214,496
5.25%, 11/15/13	165,000	162,167
4.95%, 09/30/14	835,000	798,888
5.25%, 10/01/15Δ	130,000	126,504

		2,728,390

Japan — 0.2%
Aiful Corporation
5.00%, 08/10/10 144A	600,000	592,902
Resona Bank, Ltd.
4.13%, 06/27/49 144A(E)†	500,000	588,270
5.85%, 07/15/49 144A†	475,000	473,897

		1,655,069

Malaysia — 0.0%
Petronas Capital, Ltd.
7.88%, 05/22/22 144A	430,000	538,436

Marshall Islands — 0.0%
Teekay Shipping Corporation
8.88%, 07/15/11	176,000	199,760

Mexico — 1.1%
America Movil SA de CV
4.13%, 03/01/09	200,000	194,900
5.50%, 03/01/14	300,000	297,030
6.38%, 03/01/35Δ	250,000	247,825
United Mexican States
7.50%, 01/14/12Δ	750,000	838,125
8.00%, 12/19/13(M)	43,750,000	4,062,897
11.50%, 05/15/26Δ	1,070,000	1,752,125
8.30%, 08/15/31	660,000	849,750
7.50%, 04/08/33	3,172,000	3,763,578

		12,006,230

Netherlands — 1.0%
Deutsche Telekom International Finance BV
8.25%, 06/15/30	600,000	765,400
Dutch Treasury Certificate
1.96%, 01/31/06(E)Ω	6,630,000	7,835,562
2.11%, 02/28/06(E)Ω	1,500,000	1,769,624
TPSA Finance BV
7.75%, 12/10/08 144A	375,000	401,898

		10,772,484

Panama — 0.1%
Republic of Panama
9.38%, 01/16/23	560,000	704,200
7.13%, 01/29/26	630,000	641,025
8.88%, 09/30/27Δ	30,000	35,850

		1,381,075

See Notes to Financial Statements.

	Par	Value
Peru — 0.1%
Republic of Peru
5.00%, 03/07/17†	$213,200	$205,205
5.00%, 03/07/17 144A†	492,000	466,170
8.75%, 11/21/33	130,000	146,900

		818,275

Qatar — 0.1%
State of Qatar
9.75%, 06/15/30	630,000	964,089

Russia — 1.0%
Ministry Finance of Russia
3.00%, 05/14/08Δ	1,400,000	1,331,260
Russian Federation
8.25%, 03/31/10	2,900,000	3,094,010
5.00%, 03/31/30 STEPΔ	5,650,000	6,392,297

		10,817,567

South Korea — 0.0%
Export-Import Bank of Korea
5.25%, 02/10/14 144A	235,000	236,435

United Kingdom — 0.3%
BP Capital Markets PLC
2.75%, 12/29/06Δ	740,000	726,261
HBOS Capital Funding LP
6.07%, 12/31/49 144A†	600,000	620,963
HSBC Capital Funding LP
4.61%, 12/29/49 144A†Δ	960,000	907,767
Royal & Sun Alliance Insurance Group
8.50%, 12/08/14(U)†	150,000	308,320
Royal Bank of Scotland Group PLC
4.50%, 12/21/07 144A†	1,100,000	1,100,381

		3,663,692

Venezuela — 0.0%
Petrozuata Finance, Inc.
8.22%, 04/01/17 144A	140,000	131,600

TOTAL FOREIGN BONDS (Cost $102,029,219)		104,998,581

MORTGAGE-BACKED SECURITIES — 58.6%
ABN Amro Mortgage Corporation
15.02%, 06/25/33 IOΩ@	837,261	85,644
Bear Stearns Adjustable Rate Mortgage Trust
5.62%, 02/25/33†	430,050	429,734
3.51%, 06/25/34†	1,300,000	1,244,948
Bear Stearns Alt-A Trust
4.70%, 02/25/34 STEP†	364,956	365,275
5.42%, 05/25/35†	1,405,597	1,402,896
Chevy Chase Funding LLC
4.39%, 07/25/34	1,134,670	1,136,718
Commercial Mortgage Pass-Through Certificates
4.55%, 03/15/20 144A†	1,800,000	1,799,768
Commerical Mortgage Asset Trust
7.55%, 01/17/10†	440,000	473,632
Countrywide Alternative Loan Trust
4.73%, 09/25/35†	6,492,284	6,487,428
4.71%, 10/25/35 STEP†	4,078,251	4,077,714
4.67%, 11/20/35†	1,987,426	1,988,309
4.69%, 11/20/35†	3,463,586	3,466,186
4.70%, 12/20/35†	6,178,456	6,185,827
4.49%, 12/25/35†	2,107,305	2,107,065
4.68%, 12/25/35 STEP†	2,488,988	2,489,660
4.65%, 02/25/36 STEP†	2,700,000	2,700,000
Credit-Based Asset Servicing and Securitization
4.67%, 08/25/33†	376,040	376,359
CS First Boston Mortgage Securities Corporation
15.77%, 04/25/33 IOΩ@	100,003	6,089
14.67%, 05/25/33 IOΩ@	94,694	4,393
0.00%, 06/25/33 IOΩ@	71,738	4,110
11.63%, 07/25/33 IOΩ†@	689,127	5,455
15.57%, 07/25/33 IOΩ@	901,038	58,707
11.69%, 08/25/33 IOΩ†@	765,548	5,005
Fannie Mae Grantor Trust
4.42%, 07/25/35 STEP†	64,494	64,502
Federal Home Loan Mortgage Corporation
8.00%, 10/01/07	667	676
5.50%, 08/15/14	117,194	117,078
7.00%, 11/01/14	141,551	146,910
7.00%, 04/01/15	109,610	113,759
8.00%, 06/01/15	6,272	6,406
7.00%, 12/01/15	84,317	87,505
6.00%, 04/15/16	273,812	274,706
8.50%, 06/01/16	16,612	17,864
8.50%, 06/01/18	15,003	16,134
8.00%, 04/15/22 POΩ@	58,588	58,306
8.00%, 08/01/24	10,484	11,210
5.00%, 10/01/25	1,985,858	1,939,936
5.50%, 11/01/25	1,994,709	1,991,800
5.50%, 01/01/26 TBA	1,000,000	997,266
7.50%, 11/01/29	34,214	35,936
6.50%, 12/01/29	649,773	668,888
7.50%, 12/01/29	53,201	55,879
7.50%, 02/01/31	54,218	56,907
5.61%, 07/01/31†	113,707	115,493
5.62%, 08/01/31†	78,914	80,288
7.50%, 11/01/31	60,959	63,978
6.50%, 12/01/31	208,143	213,972
5.35%, 04/01/32†	48,782	48,899
6.50%, 12/01/32	3,865,188	3,969,820
4.27%, 03/01/34†	26,745	26,164
6.50%, 07/01/34	1,560,170	1,599,006
5.50%, 05/01/35	2,918,763	2,892,616
5.00%, 01/01/36 TBA	2,200,000	2,129,186
5.00%, 01/12/36 TBA	7,500,000	7,258,590
4.56%, 07/25/44†	6,887,682	6,990,129
Federal Housing Administration
7.43%, 10/01/18	401,232	397,164
Federal National Mortgage Association
6.50%, 05/25/08	250,445	253,235
20.00%, 10/25/08 IOΩ†@	431,494	26,842
8.00%, 06/01/15	81,509	87,042
8.00%, 06/15/15	72,140	77,038
8.00%, 07/01/15	66,722	71,251
8.00%, 09/01/15	117,488	125,463
6.00%, 10/25/15	180,724	180,679
5.00%, 12/25/15	471,068	470,351
6.00%, 05/01/16	257,022	262,734

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
6.00%, 07/01/16	$44,949	$45,947
6.00%, 02/01/17	661,310	675,957
5.00%, 12/01/17	1,143,790	1,133,084
4.50%, 01/01/18	37,503	36,593
5.00%, 01/01/18	2,743,180	2,718,082
5.00%, 02/01/18	150,878	149,481
5.50%, 02/01/18	299,870	301,825
4.50%, 04/01/18	932,101	909,094
4.50%, 05/01/18	44,114	43,025
4.50%, 06/01/18	1,181,650	1,152,484
4.50%, 07/01/18	101,471	98,966
4.50%, 08/01/18	296,683	289,358
4.50%, 09/01/18	143,090	139,558
4.00%, 05/01/19	10,941,394	10,465,891
5.50%, 01/01/20 TBA	3,000,000	3,017,814
5.50%, 01/01/21 TBA	10,800,000	10,864,130
4.49%, 08/25/21 IOΩ@	402	10,226
8.00%, 10/25/21 IOΩ@	790	17,620
18.91%, 01/25/22†	319,231	379,182
4.04%, 03/25/22†	373,045	366,777
9.50%, 05/01/22	10,898	11,935
4.01%, 07/01/22†	61,735	62,687
6.00%, 01/01/23	240,929	245,163
9.50%, 07/01/24	20,895	22,817
4.22%, 07/01/27†	68,792	68,970
5.21%, 08/01/27†	230,849	235,905
4.22%, 11/01/27†	115,551	115,849
6.50%, 12/25/28	96,348	96,214
6.50%, 12/01/29	390,890	402,777
7.39%, 02/01/30†	200,058	202,279
4.98%, 05/25/30†	3,432,126	3,443,616
5.55%, 06/01/30†	160,645	165,302
8.00%, 10/01/30	115,602	123,486
4.82%, 10/18/30†	107,938	108,760
5.66%, 12/01/30†	36,174	37,072
4.22%, 01/01/31†	28,873	29,007
5.66%, 04/01/31†	43,085	44,337
6.42%, 05/01/31†	20,423	20,812
5.36%, 06/01/31†	47,308	48,384
5.38%, 06/01/31†	95,776	97,966
5.49%, 06/01/31†	64,818	66,493
6.00%, 01/01/32	145,003	146,651
6.00%, 03/01/32	489,688	495,344
6.50%, 03/01/32	626,753	648,971
6.00%, 04/01/32	1,190,331	1,203,675
4.22%, 06/01/32†	35,651	35,855
4.01%, 08/01/32†	56,029	56,251
5.00%, 01/01/33 TBA	7,500,000	7,417,965
4.50%, 01/15/33 TBA	3,000,000	2,824,686
3.57%, 02/01/33†	61,832	62,882
4.01%, 05/01/33†	142,575	143,202
5.50%, 01/01/34 TBA	27,000,000	26,730,000
5.50%, 04/01/34	19,850,265	19,704,693
5.50%, 09/01/34	18,903,053	18,736,054
4.50%, 10/01/34	368,358	348,329
4.50%, 11/01/34	1,493,610	1,410,676
5.50%, 11/01/34	24,153,120	23,939,739
6.50%, 11/01/34	353,329	362,485
4.50%, 12/01/34	499,561	471,548
4.71%, 12/01/34†	1,295,591	1,287,659
6.50%, 12/01/34	498,144	512,055
4.50%, 02/01/35	529,975	500,257
5.50%, 02/01/35	31,338,761	31,061,899
4.50%, 03/01/35	2,092,761	1,972,000
4.50%, 04/01/35	1,060,330	998,588
4.50%, 05/01/35	869,311	818,692
5.50%, 09/01/35	1,989,617	1,970,549
6.00%, 10/01/35	297,680	300,502
2.73%, 11/01/35†	799,317	809,650
3.40%, 11/01/35†	798,262	813,050
4.07%, 11/01/35†	896,170	904,308
4.22%, 11/01/35†	58,495	58,853
4.50%, 11/01/35†	798,691	808,287
4.81%, 11/01/35†	799,073	817,512
6.00%, 11/01/35	998,919	1,008,388
4.50%, 01/01/36 TBA	1,800,000	1,694,812
5.50%, 01/01/36 TBA	23,000,000	22,770,000
6.00%, 01/01/36 TBA	8,300,000	8,375,215
6.50%, 01/01/36 TBA	3,700,000	3,794,812
5.00%, 01/12/36 TBA	63,800,000	61,806,250
5.50%, 01/12/36 TBA	114,200,000	113,058,000
6.00%, 01/12/36 TBA	8,000,000	8,072,496
6.00%, 02/13/36 TBA	4,000,000	4,031,248
4.49%, 05/01/36†	755,506	760,326
4.22%, 12/01/37†	269,554	271,226
4.22%, 01/01/38†	121,294	122,051
4.56%, 06/01/40†	286,524	284,302
4.56%, 10/01/40†	819,888	832,275
4.22%, 11/01/40†	98,456	99,077
Federal Republic of Brazil
4.31%, 04/15/12	336,475	333,110
FFCA Secured Lending Corporation
8.00%, 07/18/20 IO 144AΩ†@	2,447,619	95,610
First Horizon Alternative Mortgage Securities
4.77%, 06/25/34†	1,608,777	1,596,044
First Nationwide Trust
8.50%, 09/25/31	12,299	12,259
First Union Commercial Mortgage Securities, Inc.
7.38%, 04/18/07	2,895,489	2,941,710
First Union National Bank Commercial Mortgage Trust
7.20%, 10/01/32	1,500,000	1,624,765
GMAC Commercial Mortgage Securities, Inc.
6.87%, 08/15/07	358,922	366,872
6.28%, 11/15/39	2,000,000	2,110,506
Government National Mortgage Association
7.00%, 10/15/25	69,930	73,609
7.00%, 01/15/26	40,737	42,884
7.00%, 07/15/27	305,849	321,668
7.00%, 12/15/27	4,198	4,415
7.00%, 01/15/28	34,071	35,806
7.00%, 03/15/28	375,831	395,300
7.00%, 07/15/28	43,713	45,940
7.50%, 07/15/28	16,049	16,897
6.50%, 08/15/28	48,870	51,171
7.00%, 08/15/28	61,526	64,660
7.50%, 08/15/28	42,417	44,658
6.50%, 09/15/28	233,998	245,015
7.00%, 10/15/28	82,302	86,495
7.50%, 03/15/29	95,927	101,064
7.50%, 11/15/29	101,218	106,508
4.13%, 11/20/29†Δ	253,117	254,893
8.50%, 08/15/30	8,399	9,066

See Notes to Financial Statements.

	Par	Value
8.50%, 11/20/30	$63,772	$68,583
6.50%, 08/15/31	345,441	360,597
7.50%, 08/15/31	116,290	122,290
6.50%, 10/15/31	603,679	630,395
6.00%, 11/15/31	1,253,867	1,284,039
6.50%, 11/15/31	468,728	489,293
6.00%, 12/15/31	447,682	458,454
6.00%, 01/15/32	779,412	799,011
6.00%, 02/15/32	1,061,851	1,087,402
6.50%, 02/15/32	856,922	895,072
7.50%, 02/15/32	47,132	49,563
17.17%, 02/16/32†	336,122	416,313
6.00%, 04/15/32	890,951	913,356
6.50%, 04/15/32	655,021	683,760
7.50%, 04/15/32	179,377	188,627
6.50%, 06/15/32	2,078,775	2,171,479
6.50%, 07/15/32	309,645	323,230
6.50%, 08/15/32	1,168,327	1,219,587
6.50%, 09/15/32	954,526	996,405
6.00%, 10/15/32	853,134	873,663
6.00%, 11/15/32	900,983	922,898
6.00%, 12/15/32	388,928	398,287
6.50%, 12/15/32	54,854	57,261
6.00%, 01/15/33	404,129	413,853
6.00%, 02/15/33Δ	329,494	337,423
6.50%, 03/15/33	265,253	276,891
5.00%, 04/15/33	400,758	396,067
6.50%, 04/15/33	2,505,838	2,615,782
5.00%, 05/15/33Δ	2,770,911	2,738,335
5.00%, 05/15/33	268,946	265,798
6.00%, 05/15/33	3,055,654	3,129,182
6.50%, 05/15/33	127,886	133,497
5.00%, 06/15/33	480,500	474,876
6.00%, 06/15/33	356,617	365,198
5.00%, 07/15/33	979,226	967,764
5.00%, 08/15/33	1,732,351	1,711,007
5.00%, 09/15/33	1,443,560	1,425,516
5.00%, 10/15/33	730,344	721,407
6.00%, 10/15/33	1,308,292	1,339,774
6.50%, 10/15/33	544,083	567,955
5.00%, 11/15/33	92,299	91,214
6.00%, 12/15/33	1,276,015	1,306,719
5.00%, 01/15/34	602,701	595,501
5.00%, 03/15/34	778,921	769,617
5.00%, 04/15/34	281,505	278,144
5.00%, 05/15/34	179,498	177,353
5.00%, 06/15/34	1,241,555	1,226,723
5.00%, 08/15/34	737,546	728,735
5.00%, 11/15/34	1,041,713	1,029,268
5.00%, 11/15/34Δ	699,246	690,893
5.00%, 12/15/34	1,645,315	1,625,661
5.00%, 01/15/35	688,768	680,158
5.00%, 12/01/36 TBA	500,000	493,281
GS Mortgage Securities Corporation II
4.68%, 07/10/39	1,300,000	1,266,249
GSMPS Mortgage Loan Trust
4.61%, 02/25/35 144A†	1,926,706	1,926,528
4.73%, 09/25/35†	3,763,208	3,762,121
GSR Mortgage Loan Trust
4.54%, 10/25/35†	1,698,889	1,671,098
HarborView Mortgage Loan Trust
4.61%, 01/19/36 STEP†	992,790	992,790
4.62%, 01/19/36 STEP†	2,985,402	2,985,402
4.68%, 01/01/49 STEP†	986,781	987,590
Impac CMB Trust
5.29%, 03/25/33†	226,031	226,107
4.74%, 10/25/34†	882,346	882,819
4.64%, 11/25/35 STEP†	2,939,930	2,938,708
Impac Secured Assets CMN Owner Trust
4.59%, 05/25/35†	2,500,000	2,500,000
Indymac ARM Trust
5.17%, 09/28/31†	84,951	84,694
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	2,900,000	2,840,568
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	1,000,000	972,189
4.74%, 07/15/30	830,000	805,020
6.58%, 06/15/36 IO 144AΩ†@	5,231,906	213,981
4.95%, 09/15/40	900,000	886,573
Lehman XS Trust
4.68%, 11/25/35†	6,407,670	6,407,652
4.64%, 01/30/40†	2,500,000	2,500,000
Master Reperforming Loan Trust
7.00%, 08/25/34 144A	1,561,540	1,612,442
MLCC Mortgage Investors, Inc.
4.45%, 09/25/27 STEP†	2,011,683	2,008,665
Nomura Asset Acceptance Corporation
5.05%, 06/25/10†	3,544,153	3,517,123
Nomura Asset Securities Corporation
7.07%, 04/13/36	83,660	83,903
7.12%, 04/13/36	2,000,000	2,009,022
Opteum Mortgage Acceptance Corporation
4.55%, 08/25/35 STEP†	3,579,734	3,579,657
Residential Asset Mortgage Products, Inc.
4.56%, 07/25/41	1,699,445	1,703,526
Residential Asset Securitization Trust
4.83%, 04/25/33†	146,143	146,209
Sequoia Mortgage Trust
4.18%, 07/20/33†	967,544	969,669
4.38%, 11/20/34 STEP†	1,104,682	1,104,314
Structured Adjustable Rate Mortgage Loan Trust
4.72%, 08/25/35†	3,420,171	3,411,955
Structured Asset Mortgage Investments, Inc.
4.69%, 12/25/35 STEP†	3,553,458	3,550,257
Structured Asset Securities Corporation
7.50%, 07/25/16	15,112	15,069
Washington Mutual, Inc.
11.53%, 01/25/08 IOΩ†@	932,401	14,265
11.12%, 05/25/08 IOΩ@	1,973,965	10,267
11.19%, 06/25/08 IOΩ†@	3,139,349	42,197
4.65%, 12/25/27 STEP†	4,354,953	4,351,745
4.68%, 02/25/33†	189,943	188,210
4.73%, 06/25/42†	255,826	254,227

See Notes to Financial Statements

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.67%, 07/25/45 STEP†	$3,706,261	$3,698,491
4.70%, 07/25/45†	3,932,540	3,929,525
4.70%, 08/25/45†	10,771,882	10,771,882
4.67%, 10/25/45 STEP†	8,563,296	8,546,947
4.64%, 11/25/45†	2,967,489	2,965,982
4.64%, 12/25/45†	2,500,000	2,500,000
4.66%, 12/25/45†	5,300,000	5,298,938
12.40%, 01/01/49IOΩ†@	2,414,682	15,132
Wells Fargo Mortgage-Backed Securities Trust
3.54%, 09/25/34†	2,440,000	2,342,467
4.98%, 10/25/35†	2,735,971	2,724,162

TOTAL MORTGAGE-BACKED SECURITIES (Cost $645,490,823)		644,901,219

MUNICIPAL BONDS — 1.1%
Las Vegas Valley, Nevada Water District, Series A General Obligation Bond (FGIC Insured)
5.00%, 06/01/32	1,000,000	1,034,150
Liberty Development Corporation
5.25%, 10/01/35	320,000	363,693
Massachusetts State Special Obligation, Series A Revenue Bond, Pre-refunded 06/01/12 @ 100 (FGIC Insured)
5.00%, 06/01/12	2,945,000	3,152,799
Massachusetts State Water Resources Authority, Series J Revenue Bond (FSA Insured)
5.00%, 08/01/32	1,250,000	1,289,487
Minnesota State General Obligation Bond
5.00%, 10/01/20	200,000	211,836
New York City, New York Industrial Development Agency, American Airlines - JFK International Airport, Revenue Bond (Guaranty Agreement - AMR Corporation)
7.63%, 08/01/25†	230,000	236,445
New York State Urban Development Corporation, Series A Revenue Bond, Pre-refunded 03/15/12 @ 100
5.13%, 03/15/12	1,500,000	1,633,740
South Carolina Transportation Infrastructure Bank, Series A Revenue Bond (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,817,369
Virginia State Housing Development Authority, Commonwealth Mortgage, Series H Revenue Bond (MBIA Insured)
5.38%, 07/01/36	1,000,000	1,034,270

TOTAL MUNICIPAL BONDS (Cost $11,055,295)		11,773,789

	Number of Contracts
PURCHASED OPTIONS — 0.1%
Call Options — 0.0%
90-Day Eurodollar Futures, Strike Price $94.50, Expires 03/13/06	23	1,668
90-Day Eurodollar Futures, Strike Price $95.25, Expires 03/13/06	156	22,425
90-Day Eurodollar Futures, Strike Price $95.25, Expires 06/19/06	165	41,250

		65,343

Call Swaptions — 0.1%
3-Month LIBOR, Strike Price $4.25, Expires 10/12/06	1,030	14,729
3-Month LIBOR, Strike Price $4.25, Expires 10/19/06	910	13,568
3-Month LIBOR, Strike Price $4.25, Expires 10/24/06	920	14,113
3-Month LIBOR, Strike Price $4.50, Expires 10/18/06	2,250	62,370
3-Month LIBOR, Strike Price $4.75, Expires 08/10/06	450	16,744
3-Month LIBOR, Strike Price $5.75, Expires 04/27/09	280	363,342

		484,866

Put Options — 0.0%
5-Year U.S. Treasury Note Futures, Strike Price $101.50, Expires 02/24/06	154	240
90-Day Eurodollar Futures, Strike Price $91.75, Expires 12/18/06	199	1,244

		1,484

Put Swaptions — 0.0%
30-Year Federal National Mortgage Association, Strike Price $92.25, Expires 01/05/06	2,090	684
30-Year Federal National Mortgage Association, Strike Price $94.38, Expires 01/05/06	4,300	5,388
3-Month LIBOR, Strike Price $6.25, Expires 04/27/09	280	83,798

		89,870

TOTAL PURCHASED OPTIONS (Cost $680,564)		641,563

	Shares
PREFERRED STOCK — 0.1%
CORTS Trust for Ford Motor Co.	9,100	145,782
Fannie Mae†Δ	15,290	833,305
General Motors Corporation CONV	51,150	762,135

TOTAL PREFERRED STOCK (Cost $1,834,341)		1,741,222

See Notes to Financial Statements.

	Shares	Value
RIGHTS/WARRANTS — 0.0%
United Mexican States Recovery Rights Series D,
06/30/06	1,100,000	$22,605
United Mexican States Recovery Rights Series E,
06/30/07*	1,100,000	28,875
United Mexican States
Warrants, 09/01/06@*	170,000	5,950

TOTAL RIGHTS/WARRANTS (Cost $5,950)		57,430

MONEY MARKET FUNDS — 29.0%
GuideStone Funds Money Market Fund (GS4 Class)¥	85,737,738	85,737,738
Northern Institutional Liquid Assets Portfolio§	233,776,896	233,776,896

TOTAL MONEY MARKET FUNDS (Cost $319,514,634)		319,514,634

	Par
U.S. TREASURY OBLIGATIONS — 20.9%
U.S. Treasury Bills
3.81%, 03/16/06‡‡	$80,000	79,376
3.83%, 03/16/06‡‡	370,000	367,113

		446,489

U.S. Treasury Bonds
9.00%, 11/15/18Δ	7,500,000	10,725,000
8.50%, 02/15/20Δ	2,300,000	3,227,187
6.25%, 08/15/23Δ	2,400,000	2,866,690
6.25%, 05/15/30Δ	850,000	1,055,926

		17,874,803

U.S. Treasury Inflationary Index
Bonds
3.38%, 01/15/07Δ	170,000	215,349
4.25%, 01/15/10Δ	640,000	821,579
0.88%, 04/15/10Δ	3,110,000	3,109,438
1.88%, 07/15/13Δ	1,150,000	1,230,457
2.00%, 07/15/14Δ	1,800,000	1,891,941
1.63%, 01/15/15Δ	1,050,000	1,055,509
1.88%, 07/15/15Δ	15,800,000	15,915,993
2.38%, 01/15/25Δ	1,790,000	1,988,487
3.88%, 04/15/29	4,928,000	8,058,470
3.38%, 04/15/32Δ	60,000	72,389

		34,359,612

U.S. Treasury Notes
2.50%, 09/30/06Δ	27,700,000	27,318,045
3.00%, 02/15/08Δ	5,360,000	5,210,719
3.38%, 02/15/08Δ	850,000	832,768
3.75%, 05/15/08Δ	8,900,000	8,776,236
4.38%, 11/15/08Δ	16,000,000	16,007,504
2.63%, 03/15/09Δ	480,000	455,157
4.00%, 06/15/09Δ	3,240,000	3,201,655
3.63%, 07/15/09Δ	200,000	195,172
3.38%, 10/15/09Δ	1,400,000	1,352,368
3.50%, 12/15/09Δ	8,000,000	7,753,440
3.63%, 01/15/10Δ	1,300,000	1,264,758
3.50%, 02/15/10Δ	10,500,000	10,159,579
4.00%, 04/15/10Δ	1,980,000	1,951,848
3.88%, 05/15/10	6,500,000	6,378,892
4.25%, 10/15/10Δ	25,360,000	25,235,203
4.50%, 11/15/10Δ	10,470,000	10,529,721

	Par
4.38%, 12/15/10Δ	$600,000	600,656
3.88%, 02/15/13Δ	10,220,000	9,909,016
4.25%, 08/15/13Δ	200,000	198,274
4.00%, 02/15/14Δ	3,900,000	3,795,496
4.25%, 08/15/14	1,700,000	1,681,939
4.25%, 11/15/14	7,000,000	6,920,704
4.50%, 11/15/15Δ	80,000	80,681

		149,809,831

U.S. Treasury STRIPS
4.57%, 11/15/16Ω	900,000	550,733
4.67%, 08/15/21ΩΔ	1,800,000	875,241
4.67%, 11/15/21ΩΔ	25,380,000	12,180,395
4.68%, 11/15/22ΩΔ	1,550,000	710,249
4.69%, 08/15/24ΩΔ	19,700,000	8,309,913
4.67%, 11/15/24ΩΔ	5,500,000	2,306,013
4.68%, 05/15/26ΩΔ	1,500,000	584,591
4.67%, 11/15/26ΩΔ	3,600,000	1,373,738
4.63%, 08/15/27ΩΔ	1,050,000	390,324

		27,281,197

TOTAL U.S. TREASURY OBLIGATIONS (Cost $228,507,841)		229,771,932

Total Investments — 145.1% (Cost $1,594,163,853)		1,597,934,514

	Number of Contracts
WRITTEN OPTIONS — 0.0%
Call Options — 0.0%
1-Year Eurodollar Mid-CRV Futures, Strike Price $95.50, Expires 03/10/06	(156)	(24,375)
90-Day Eurodollar Futures, Strike Price $95.50, Expires 06/19/06	(330)	(33,000)

		(57,375)

Call Swaptions — 0.0%
3-Month LIBOR, Strike Price
$4.00, Expires 07/03/06	(1,380)	(10,405)
3-Month LIBOR, Strike Price
$4.30, Expires 10/12/06	(440)	(17,640)
3-Month LIBOR, Strike Price
$4.31, Expires 10/19/06	(390)	(16,544)
3-Month LIBOR, Strike Price
$4.31, Expires 10/24/06	(400)	(17,344)
3-Month LIBOR, Strike Price
$4.56, Expires 10/18/06	(970)	(72,575)
3-Month LIBOR, Strike Price
$4.78, Expires 08/10/06	(190)	(18,069)

		(152,577)

Put Swaptions — 0.0%
3-Month LIBOR, Strike Price
$6.00, Expires 07/03/06	(1,380)	(14,159)

TOTAL WRITTEN OPTIONS (Premiums received $(1,021,660))		(224,111)

Liabilities in Excess of Other
Assets — (45.1)%		(496,648,618)

Net Assets — 100.0%		$1,101,061,785

See Notes to Financial Statements.

Medium-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2005:

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
British Pounds
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/10	4,100,000	$139,356
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(d)	09/15/10	2,500,000	84,973
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR floating rate(f)	09/15/15	2,500,000	181,928
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(d)	06/18/34	(3,000,000)	(472,855)
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.00%(i)	06/18/34	(100,000)	(15,762)

			(82,360)

Euros
Receive fixed rate payments of 2.1455% and pay variable rate payments on the France CPI Ex Tobacco(b)	10/15/10	300,000	2,365
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 4.00(i)	12/15/14	(5,500,000)	(298,779)
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR floating rate(c)	12/15/14	5,500,000	274,178
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 5.50%(e)	12/15/31	(1,900,000)	(645,424)

			(667,660)

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Japanese Yen
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 1.50%(h)	06/15/15	(210,000,000)	$20,758
Receive variable rate payments on the six month LIBOR floating rate and pay fixed rate payments of 1.50%(d)	06/15/15	(80,000,000)	7,908

			28,666

U.S. Dollars
Receive fixed rate payments of 0.58% and pay floating par in the event of default on Russian Federation, 5.00% due 3/31/2030(c)	06/20/06	$100,000	136
Receive fixed rate payments of 0.61% and pay floating par in the event of default on Russian Federation, 5.00% due 3/31/2030(h)	03/20/07	1,300,000	3,774
Receive fixed rate payments of 0.77% and pay floating par in the event of default on Russian Federation, 5.00% due 3/31/2030(g)	05/20/07	100,000	532
Receive floating par in the event of default on Republic of Philippines, 8.25% due 1/15/2014 and pay fixed rate of 2.47%(e)	09/20/08	(1,000,000)	(26,050)
Receive floating par in the event of default on Radioshack Corporation, 7.375% due 5/15/2011 and pay fixed rate payments of ..37%(b)	12/20/08	(300,000)	3,426
Receive floating par in event of default on Emerson Electric Co., 4.625% due 10/15/2012 and pay fixed rate payments of .22%(c)	12/20/08	(300,000)	(566)
Receive floating par in event of default on Devon Financing Corporation, 6.875% due 9/30/2011 and pay fixed rate payments of ..35%(h)	12/20/08	(500,000)	(2,530)

72 See Notes to Financial Statements.

Description	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive floating par in event of default on Anadarko Petroleum Corporation, 5.000% due 10/01/2012 and pay fixed rate payments of ..27%(h)	12/20/08	$(300,000)	$(680)
Receive floating par in event of default on Carnival Corporation, 6.150% due 4/15/2008 and pay fixed rate payments of .44%(b)	12/20/08	(300,000)	(2,609)
Receive floating par in event of default on Countrywide Home Loan, 6.250% due 4/15/2009 and pay fixed rate payments of .42%(c)	12/20/08	(300,000)	(1,647)
Receive floating par in event of default on Occidental Petroleum, 6.750% due 1/15/2012 and pay fixed rate payments of .28%(h)	12/20/08	(300,000)	(1,000)
Receive floating par in event of default on Kroger Co. 6.750% due 4/15/2012 and pay fixed rate payments of .53%(c)	12/20/08	(300,000)	(1,989)
Receive floating par in the event of default on Republic of Turkey, 11.875 due 1/15/2030 and pay fixed rate of 2.70%(c)	09/20/10	(800,000)	(42,481)
Receive floating par in the event of default on Republic of Turkey, 11.875 due 1/15/2030 and pay fixed rate of 2.25%(c)	09/20/10	(1,000,000)	(34,448)
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(d)	06/21/11	14,500,000	66,305
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR floating rate(g)	06/21/16	4,600,000	14,388

			(25,439)

PORTFOLIO SUMMARY+

	%
Mortgage-Backed Securities	58.6
Money Market Funds	29.0
Futures Contracts	26.6
U.S. Treasury Obligations	20.9
Agency Obligations	11.2
Corporate Bonds	10.4
Foreign Bonds	9.5
Asset-Backed Securities	3.2
Municipal Bonds	1.1
Commercial Paper	1.0
Purchased Options	0.1
Preferred Stock	0.1
Rights/Warrants	—	*
Written Options	—	*
Swap Agreements	(0.1)
Forward Foreign Currency Contracts	(4.2)

	167.4

+	Based on net assets.

*	Rounds to less than 0.005%.

See Notes to Financial Statements.

Extended-Duration Bond Fund

The Fund is primarily comprised of investment grade fixed income securities with longer maturities. The Fund posted a positive return but slightly underperformed its composite benchmark index, 50% Lehman Brothers Long-Term Government Index and 50% Lehman Brothers Long-Term Credit Index, during the period. The Fund’s benchmark-relative performance was positively impacted by its shorter-than-benchmark duration position as well as an overweight to the Treasury/agency sector. A modest exposure to municipal bonds also benefited relative performance. The Fund’s benchmark-relative performance was negatively impacted by security selection within the credit and non-U.S. dollar sectors. At the sub-adviser level, STW delivered the strongest excess return versus the composite benchmark index primarily due to its overweight to Treasuries and its exposure to municipal bonds.

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	5.65%	5.54%	5.19%	5.18%	4.81%	5.18%
Since Inception	8.70%	8.64%	8.27%	8.08%	5.92%	6.35%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Represents a weighted composite benchmark index consisting of the Lehman Brothers Long-Term Government Bond Index and the Lehman Brothers Long-Term Credit Bond Index.

The Lehman Brothers Long-Term Government Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities of 10 years or greater.

The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Extended-Duration Bond Fund
SCHEDULE OF INVESTMENTS	December 31, 2005

	Par	Value
AGENCY OBLIGATIONS — 1.7%
Federal National Mortgage Association
5.25%, 01/15/09Δ	$250,000	$253,992
2.29%, 02/19/09(G)	2,500,000	1,465,266
5.50%, 03/15/11Δ	6,000,000	6,208,860

TOTAL AGENCY OBLIGATIONS (Cost $7,742,347)		7,928,118

ASSET-BACKED SECURITIES — 0.4%
Community Program Loan Trust
4.50%, 04/01/29 (Cost $1,665,435)	1,950,000	1,797,857

CORPORATE BONDS — 15.4%
Agilysys, Inc.
9.50%, 08/01/06	500,000	509,735
AK Steel Corporation
7.75%, 06/15/12Δ	250,000	226,875
Alberton’s, Inc.
6.63%, 06/01/28	105,000	89,814
7.45%, 08/01/29	985,000	915,598
8.00%, 05/01/31Δ	110,000	108,513
American Airlines, Inc.
6.98%, 04/01/11	50,068	51,649
8.61%, 10/01/11Δ	850,000	845,101
Arrow Electronics, Inc.
6.88%, 07/01/13	250,000	267,387
ASIF Global Financing XXVII
2.38%, 02/26/09 144A(G)	6,700,000	3,922,719
Atlas Air, Inc.
7.20%, 01/02/19Δ	392,078	388,444
Avnet, Inc.
6.00%, 09/01/15Δ	610,000	594,476
Barclays Financial LLC
4.16%, 02/22/10 144A(T)	25,000,000	570,993
4.10%, 03/22/10 144A(T)	30,000,000	682,633
4.06%, 09/16/10 144A(W)	730,000,000	691,400
Bausch & Lomb, Inc.
7.13%, 08/01/28	1,500,000	1,627,882
Borden, Inc.
7.88%, 02/15/23	1,200,000	966,000
Bristol-Myers Squibb Co.
3.99%, 09/15/23 CONV†Δ	1,060,000	1,049,453
Chesapeake Energy Corporation
6.88%, 01/15/16	610,000	628,300
6.50%, 08/15/17 144AΔ	45,000	45,450
6.88%, 11/15/20 144A	320,000	325,600
CIT Group, Inc.
5.50%, 12/01/14(U)	600,000	1,066,214
Comcast Corporation
5.50%, 03/15/11Δ	500,000	503,274
Commonwealth Edison Co.
4.75%, 12/01/11@	470,000	455,584
Constellation Energy Group, Inc.
4.55%, 06/15/15Δ	750,000	704,830
Continental Airlines, Inc.
6.95%, 02/02/11	382,529	342,810
8.31%, 04/02/18	498,351	439,653
6.65%, 09/15/19	2,258,410	2,208,324
6.70%, 06/15/21	371,953	362,801
Corning, Inc.
6.20%, 03/15/16	230,000	235,648
Cox Communications, Inc.
6.75%, 03/15/11Δ	250,000	261,712
Cummins, Inc.
7.13%, 03/01/28	425,000	425,000
Delphi Corporation
0.00%, 05/01/29#Δ	1,810,000	927,625
Devon Energy Corporation
4.95%, 08/15/08 CONV	963,000	1,113,469
Dillard’s, Inc.
7.75%, 07/15/26	890,000	867,750
7.00%, 12/01/28	500,000	466,250
El Paso Corporation
7.00%, 05/15/11Δ	400,000	399,000
EOP Operating LP
7.25%, 06/15/28	500,000	554,378
First Industrial LP
7.60%, 07/15/28	1,000,000	1,146,592
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,062,500
Ford Motor Co.
6.63%, 10/01/28	680,000	442,000
6.38%, 02/01/29	1,255,000	796,925
Ford Motor Credit Co.
5.70%, 01/15/10Δ	135,000	114,857
7.00%, 10/01/13Δ	315,000	269,536
General Motors Acceptance Corporation
6.88%, 08/28/12	250,000	225,624
Georgia-Pacific Corporation
7.38%, 12/01/25	50,000	45,250
7.25%, 06/01/28Δ	105,000	93,581
7.75%, 11/15/29Δ	3,640,000	3,339,700
HCA, Inc.
6.30%, 10/01/12Δ	1,500,000	1,514,990
7.58%, 09/15/25Δ	1,000,000	1,023,763
7.05%, 12/01/27Δ	500,000	481,220
Health Care Property Investors, Inc.
6.00%, 03/01/15	1,500,000	1,524,500
Highwoods Properties, Inc.
7.50%, 04/15/18	1,500,000	1,648,496
HSBC Bank USA NA
3.31%, 08/25/10 144A	700,000	693,350
IMC Global, Inc.
7.38%, 08/01/18	500,000	507,500
7.30%, 01/15/28	690,000	690,000
International Paper Co.
6.88%, 11/01/23	300,000	309,010
iStar Financial, Inc.
5.70%, 03/01/14	1,171,000	1,160,001
Kinder Morgan, Inc.
7.25%, 03/01/28Δ	500,000	561,360
Lennar Corporation
5.60%, 05/31/15	410,000	396,576
MidAmerican Energy Holdings Co.
5.88%, 10/01/12Δ	1,000,000	1,033,793
Motorola, Inc.
7.63%, 11/15/10Δ	80,000	89,022
6.50%, 11/15/28Δ	500,000	550,645
NiSource Finance Corporation
6.15%, 03/01/13	1,000,000	1,048,774
Northern Telecom Capital
7.88%, 06/15/26	450,000	437,625

See Notes to Financial Statements.

	Par	Value
Pemex Project Funding Master Trust
8.63%, 02/01/22	$1,000,000	$1,235,000
8.63%, 12/01/23 144A	1,000,000	1,234,000
Pioneer Natural Resources Co.
7.20%, 01/15/28	2,500,000	2,695,680
Preston Corporation
7.00%, 05/01/11 CONV	250,000	233,750
Pulte Homes, Inc.
7.88%, 06/15/32	1,500,000	1,681,894
6.38%, 05/15/33	1,000,000	935,705
Qwest Corporation
7.25%, 09/15/25Δ	1,000,000	1,000,000
6.88%, 09/15/33	2,250,000	2,126,250
Raytheon Co.
6.40%, 12/15/18	2,600,000	2,821,372
7.20%, 08/15/27	250,000	296,328
7.00%, 11/01/28	750,000	874,068
Southern Natural Gas Co.
7.35%, 02/15/31Δ	1,750,000	1,804,084
Sprint Capital Corporation
6.88%, 11/15/28	3,450,000	3,781,059
Swift Energy Co.
7.63%, 07/15/11	150,000	153,750
Tennessee Gas Pipeline Co.
7.00%, 10/15/28Δ	750,000	743,066
Toll Brothers Finance Corporation
5.15%, 05/15/15 144A	360,000	334,275
Union Pacific Resources Group
7.15%, 05/15/28	250,000	290,054
Weyerhaeuser Co.
7.13%, 07/15/23	500,000	529,964
7.38%, 03/15/32Δ	250,000	278,779
Williams COS Inc 7.5%
7.50%, 01/15/31	1,250,000	1,300,000
Xerox Capital Trust I
8.00%, 02/01/27Δ	1,500,000	1,552,500

TOTAL CORPORATE BONDS (Cost $68,509,423)		72,951,112

FOREIGN BONDS — 11.8%
Argentina — 0.1%
Republic of Argentina
4.01%, 08/03/12†	385,000	303,380

Brazil — 1.1%
Federal Republic of Brazil
8.25%, 01/20/34Δ	4,750,000	5,054,000

Canada — 4.6%
British Columbia Generic Residual
4.64%, 06/09/14 STRIP(C)Ω	10,230,000	6,147,065
Canada Generic Residual
4.18%, 06/01/25 STRIP(C)Ω	4,110,000	1,588,031
Canadian Government
4.50%, 09/01/07(C)	4,575,000	3,977,017
Macmillan Bloedel, Ltd.
7.70%, 02/15/26	500,000	574,702
Ontario Generic Residual
4.78%, 07/13/22 STRIP(C)Ω	3,900,000	1,578,127
4.70%, 03/08/29 STRIP(C)Ω	7,000,000	2,069,078
Saskatchewan Residual
4.73%, 04/10/14 STRIP(C)Ω	7,500,000	4,506,646
4.73%, 02/04/22 STRIP(C)Ω	3,000,000	1,241,344

		21,682,010

Cayman Islands — 0.2%
Enersis SA
7.40%, 12/01/16	625,000	680,857

Vale Overseas, Ltd.
8.25%, 01/17/34	100,000	115,625

		796,482

Egypt — 2.3%
Egypt Government AID Bonds
4.45%, 09/15/15	10,915,000	10,716,314

Malaysia — 0.0%
Telekom Malaysia BHD
7.88%, 08/01/25 144A	225,000	284,565

Mexico — 0.6%
Mexican Bonos
9.00%, 12/20/12(M)	23,000,000	2,259,267
8.00%, 12/07/23(M)	7,000,000	621,108

		2,880,375

Philippines — 0.2%
Philippine Long Distance Telephone Co.
8.35%, 03/06/17	500,000	530,000
Quezon Power (Philippines), Ltd.
8.86%, 06/15/17	446,250	435,094

		965,094

Supranational — 2.1%
Inter-American Development Bank
15.25%, 05/11/09(B)Ω	7,500,000	1,955,908
6.00%, 12/15/17(Z)	12,250,000	8,184,055

		10,139,963

Sweden — 0.4%
Swedish Government
6.50%, 05/05/08(K)	14,640,000	1,994,630

Venezuela — 0.2%
Cerro Negro Finance, Ltd.
7.90%, 12/01/20 144A	500,000	475,000
Petrozuata Finance, Inc.
8.37%, 10/01/22 144A	450,000	416,250

		891,250

TOTAL FOREIGN BONDS (Cost $ 46,250,080)		55,708,063

MORTGAGE-BACKED SECURITIES — 0.3%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31	234,318	227,345
Federal National Mortgage Association
5.00%, 07/25/23	1,122,077	1,119,335

TOTAL MORTGAGE-BACKED SECURITIES (Cost $ 1,219,309)		1,346,680

See Notes to Financial Statements.

Extended-Duration Bond Fund

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
MUNICIPAL BONDS — 12.7%
Chicago, Illinois Board of Education, General Obligation Bond (FGIC Insured)
4.68%, 12/01/22Ω	$10,700,000	$4,943,614
4.72%, 12/01/23Ω	5,130,000	2,248,530
Chicago, Illinois Wastewater Transmission, Series A Revenue Bond (MBIA Insured)
4.64%, 01/01/22Ω	5,000,000	2,408,850
Clark County, Washington School District, Series C General Obligation Bond (FGIC SCH BD GTY Insured)
4.56%, 12/01/19Ω	3,600,000	1,928,376
Clovis, California Unified School District, Series A General Obligation Bond (FGIC Insured)
4.78%, 08/01/25Ω	9,775,000	3,885,269
Cook County, Illinois Community Consolidated School District, General Obligation Bond (FGIC Insured)
4.56%, 12/01/19Ω	3,890,000	2,095,076
Coppell, Texas Independent School District, General Obligation Bond (PSF-GTD Insured)
4.71%, 08/15/23Ω	2,195,000	975,239
De Soto, Texas Independent School District, General Obligation Bond (PSF-GTD Insured)
4.50%, 08/15/18Ω	2,275,000	1,297,933
4.55%, 08/15/19Ω	2,590,000	1,403,961
Galveston County, Texas, General Obligation Bond (FGIC Insured)
4.79%, 02/01/26Ω	2,500,000	972,425
Granbury, Texas Independent School District, General Obligation Bond (PSF-GTD Insured)
4.58%, 08/01/20Ω	1,000,000	516,180
Houston, Texas Water & Sewer System, Series JR-A Revenue Bond (FSA Insured)
4.61%, 12/01/24Ω	7,190,000	2,943,586
4.76%, 12/01/24Ω	2,810,000	1,178,374
Indianapolis, Indiana Local Public Improvement Bond Bank, Series E Revenue Bond (AMBAC Insured)
4.64%, 02/01/22Ω	2,550,000	1,233,512
Massachusetts Bay Transportation Authority, Massachusetts, Series A Revenue Bond
4.19%, 07/01/25Ω	6,000,000	6,558,780
McKeesport, Pennsylvania Area School District, Series C General Obligation Bond (AMBAC Insured)
4.81%, 10/01/26Ω	1,000,000	373,920
Metropolitan Pier & Exposition Authority, Illinois Dedicated State Tax, Series A Revenue Bond (MBIA Insured)
4.68%, 12/15/22Ω	16,225,000	7,607,902
Rocklin, California Unified School District, General Obligation Bond (FGIC Insured)
4.74%, 08/01/24Ω	2,375,000	994,959
San Jose, California Unified School District, Santa Clara County, Series A General Obligation Bond (FGIC Insured)
4.50%, 08/01/18Ω	2,055,000	1,180,228
San Mateo, California Unified High School District, Series C General Obligation Bond (FGIC Insured)
4.87%, 09/01/28Ω	4,000,000	1,341,760
Union Elementary School District, California, Series A General Obligation Bond (FGIC Insured)
4.55%, 09/01/19Ω	1,750,000	944,195
Washington State Capital Appreciation, Series F General Obligation Bond (MBIA Insured)
4.85%, 12/01/27Ω	1,340,000	469,040
Washington State, Motor Vehicle Fuel Tax, Series 03-C General Obligation Bond (MBIA Insured)
4.70%, 06/01/23Ω	10,000,000	4,439,700
Will County, Illinois Community United School District No. 365, General Obligation Bond (FSA Insured)
4.71%, 11/01/23Ω	17,825,000	7,843,000

TOTAL MUNICIPAL BONDS (Cost $54,511,928)		59,784,409
	Shares
PREFERRED STOCK — 0.2%
Travelers Property Casualty Corporation 4.50%,
04/15/32 CONV
(Cost $989,021)	44,125	1,092,535

MONEY MARKET FUNDS — 31.8%
GuideStone Funds Money Market Fund (GS4 Class)¥	6,476,802	6,476,802
Northern Institutional Liquid Assets Portfolio§	143,436,096	143,436,096

TOTAL MONEY MARKET FUNDS (Cost $149,912,898)		149,912,898

See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 54.9%
U.S. Treasury Bonds
8.13%, 08/15/19Δ	$16,650,000	$22,593,284
8.00%, 11/15/21Δ	99,812,000	137,541,735
6.38%, 08/15/27	21,500,000	26,640,693
5.50%, 08/15/28Δ	55,555,000	62,484,209

		249,259,921

U.S. Treasury Notes
3.63%, 04/30/07Δ	4,250,000	4,206,837
3.63%, 06/30/07Δ	3,000,000	2,966,721
4.25%, 10/31/07Δ	1,500,000	1,496,075
3.00%, 02/15/08Δ	505,000	490,935
2.63%, 05/15/08Δ	495,000	475,664

		9,636,232

TOTAL U.S. TREASURY OBLIGATIONS (Cost $253,838,941)		258,896,153

Total Investments — 129.2% (Cost $584,639,382)		609,417,825

Liabilities in Excess of Other Assets — (29.2)%		(137,757,003)

Net Assets — 100.0%		$471,660,822

PORTFOLIO SUMMARY+

%
U.S. Treasury Obligations	54.9
Money Market Funds	31.8
Corporate Bonds	15.4
Municipal Bonds	12.7
Foreign Bonds	11.8
Agency Obligations	1.7
Asset-Backed Securities	0.4
Mortgage-Backed Securities	0.3
Preferred Stock	0.2

129.2

+	Based on net assets.

See Notes to Financial Statements.

Equity Index Fund

The Fund is passively managed and is comprised of domestic, large-cap equity stocks with both value and growth style orientations. The Fund performed in-line with its benchmark, the S&P 500® Index, during the quarter. The performance differential between the benchmark and the Fund is primarily a result of expenses and social restrictions within the Fund.

Equity Index Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark*	GS8 Class*	GS8 Class Benchmark**
One Year	4.80%	4.61%	4.54%	4.93%	4.09%	4.93%
Since Inception	2.56%	2.59%	2.47%	2.97%	7.27%	8.09%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Equity Index Fund

SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
COMMON STOCKS — 97.7%
Auto & Transportation — 2.4%
Burlington Northern Santa Fe Corporation	16,700	$1,182,694
Cooper Tire & Rubber Co.Δ	3,100	47,492
CSX Corporation	9,200	467,084
Dana CorporationΔ	6,200	44,516
FedEx Corporation	12,800	1,323,392
Ford Motor Co.Δ	78,827	608,545
General Motors CorporationΔ	24,400	473,848
Genuine Parts Co.	7,300	320,616
Goodyear Tire & Rubber Co. (The)Δ*	7,500	130,350
Harley-Davidson, Inc.Δ	12,200	628,178
Navistar International CorporationΔ*	2,900	82,998
Norfolk Southern Corporation	17,000	762,110
PACCAR, Inc.	7,375	510,571
Southwest Airlines Co.	31,200	512,616
Union Pacific Corporation	11,700	941,967
United Parcel Service, Inc.
Class B	48,000	3,607,200

		11,644,177

Consumer Discretionary — 11.0%
Alberto-Culver Co.Δ	3,750	171,562
Allied Waste Industries, Inc.Δ	11,200	97,888
Amazon.com, Inc.Δ	11,884	560,331
Apollo Group, Inc. Class A	6,521	394,260
AutoNation, Inc.Δ	8,900	193,397
AutoZone, Inc.	2,400	220,200
Avon Products, Inc.	20,600	588,130
Bed Bath & Beyond, Inc.	12,600	455,490
Best Buy Co., Inc.Δ	17,425	757,639
Big Lots, Inc.Δ*	4,800	57,648
Black & Decker Corporation	3,300	286,968
Carnival Corporation	18,900	1,010,583
Cendant Corporation	44,400	765,900
Cintas Corporation	6,400	263,552
Circuit City Stores, Inc.Δ	8,300	187,497
Clear Channel Communications, Inc.Δ	22,800	717,060
Coach, Inc.	16,000	533,440
Convergys Corporation	6,000	95,100
Costco Wholesale Corporation	20,600	1,019,082
Darden Restaurants, Inc.	6,250	243,000
Dillard’s, Inc. Class AΔ	3,500	86,870
Dollar General CorporationΔ	13,600	259,352
Donnelley (R.R.) & Sons Co.	9,100	311,311
Eastman Kodak Co.Δ	13,000	304,200
eBay, Inc.	49,200	2,127,900
Electronic Arts, Inc.	13,100	685,261
Family Dollar Stores, Inc.Δ	7,000	173,530
Federated Department Stores, Inc.	11,456	759,876
Gannett Co., Inc.	10,600	642,042
Gap, Inc. (The)	25,100	442,764
Hasbro, Inc.	7,400	149,332
Hilton Hotels Corporation	14,200	342,362
Home Depot, Inc. (The)	92,250	3,734,280
International Flavors & Fragrances, Inc.	3,900	130,650
Interpublic Group Cos., Inc.Δ*	17,500	168,875
Jones Apparel Group, Inc.Δ	5,100	156,672
Kimberly-Clark Corporation	20,600	1,228,790
Knight-Ridder, Inc.Δ	3,000	189,900
Kohl’s Corporation	14,600	709,560
Leggett & Platt, Inc.	8,000	183,680
Limited Brands	15,000	335,250
Liz Claiborne, Inc.Δ	4,608	165,059
Lowe’s Cos., Inc.	33,500	2,233,110
Marriott International, Inc.
Class A	7,400	495,578
Mattel, Inc.	17,400	275,268
Maytag Corporation	3,300	62,106
McDonald’s Corporation	54,100	1,824,252
McGraw-Hill Co., Inc. (The)	15,800	815,754
Meredith CorporationΔ	1,900	99,446
Monster Worldwide, Inc.	5,200	212,264
New York Times Co. Class AΔ	6,000	158,700
Newell Rubbermaid, Inc.	11,500	273,470
Nike, Inc. Class B	8,200	711,678
Nordstrom, Inc.	9,600	359,040
Office Depot, Inc.	13,400	420,760
OfficeMax, Inc.Δ	3,000	76,080
Omnicom Group, Inc.	7,800	664,014
Penney (JC) Co., Inc.	10,900	606,040
RadioShack CorporationΔ	5,800	121,974
Reebok International, Ltd.Δ	2,300	133,929
Robert Half International, Inc.	6,800	257,652
Sabre Holdings Corporation	5,800	139,838
Scripps Co. (E.W.) Class A	3,700	177,674
Sears Holdings CorporationΔ	4,289	495,508
Snap-On, Inc.Δ	2,400	90,144
Stanley Works (The)	3,200	153,728
Staples, Inc.	31,200	708,552
Starbucks Corporation	33,000	990,330
Starwood Hotels & Resorts Worldwide, Inc.	9,400	600,284
Target Corporation	37,900	2,083,363
Tiffany & Co.Δ	6,100	233,569
Time Warner, Inc.	201,900	3,521,136
TJX Cos., Inc.	20,000	464,600
Tribune Co.	11,900	360,094
Univision Communications, Inc. Class AΔ	9,900	290,961
VF CorporationΔ	4,100	226,894
Wal-Mart Stores, Inc.	107,600	5,035,680
Walt Disney Co. (The)	82,800	1,984,716
Waste Management, Inc.	24,300	737,505
Wendy’s International, Inc.	4,800	265,248
Whirlpool Corporation	2,900	242,904
Yahoo!, Inc.	54,700	2,143,146
Yum! Brands, Inc.	12,100	567,248

		53,220,480

Consumer Staples — 5.9%
Albertson’s, Inc.Δ	16,200	345,870
Campbell Soup Co.Δ	9,100	270,907
Clorox Co.	6,400	364,096
Coca-Cola Co. (The)	89,500	3,607,745
Coca-Cola Enterprises, Inc.	14,100	270,297
Colgate-Palmolive Co.	22,100	1,212,185
ConAgra Foods, Inc.	22,000	446,160
CVS Corporation	34,500	911,490
General Mills, Inc.	15,200	749,664
Heinz (H.J.) Co.	14,700	495,684
Hershey Co. (The)	8,400	464,100
Kellogg Co.	11,100	479,742
Kroger Co.*	31,000	585,280
McCormick & Co., Inc.	5,700	176,244

See Notes to Financial Statements.

	Shares	Value
Pepsi Bottling Group, Inc.	7,000	$200,270
PepsiCo, Inc.	71,740	4,238,399
Procter & Gamble Co.	144,317	8,353,068
Safeway, Inc.Δ	18,700	442,442
Sara Lee Corporation	33,000	623,700
SUPERVALU, Inc.Δ	5,600	181,888
SYSCO Corporation	26,700	829,035
Tyson Foods, Inc. Class AΔ	10,700	182,970
Walgreen Co.	43,700	1,934,162
Whole Foods Market, Inc.	5,900	456,601
Wrigley (W.M.), Jr. Co.	7,800	518,622

		28,340,621

Financial Services — 22.3%
AFLAC, Inc.	21,100	979,462
Allstate Corporation (The)	28,952	1,565,435
AMBAC Financial Group, Inc.	4,500	346,770
American Express Co.	53,200	2,737,672
American International Group, Inc.	111,792	7,627,568
Ameriprise Financial, Inc.	10,640	436,240
AmSouth Bancorporation	14,700	385,287
AON Corporation	13,700	492,515
Apartment Investment & Management Co. Class A REITΔ	4,100	155,267
Archstone-Smith Trust REIT	8,400	351,876
Automatic Data Processing, Inc.	24,500	1,124,305
Bank of America Corporation	173,640	8,013,486
Bank of New York Co., Inc. (The)	32,500	1,035,125
BB&T Corporation	23,700	993,267
Bear Stearns Cos., Inc. (The)	4,710	544,146
Block (H&R), Inc.	13,800	338,790
Capital One Financial Corporation	12,300	1,062,720
Chubb Corporation	8,200	800,730
CIGNA Corporation	5,700	636,690
Cincinnati Financial Corporation	7,386	330,007
CIT Group, Inc.	8,900	460,842
Citigroup, Inc.	217,830	10,571,290
Comerica, Inc.Δ	7,200	408,672
Compass Bancshares, Inc.Δ	4,700	226,963
Countrywide Financial Corporation	25,408	868,700
Dow Jones & Co., Inc.Δ	2,954	104,837
E*TRADE Financial CorporationΔ	15,300	319,158
Equifax, Inc.Δ	5,700	216,714
Equity Office Properties Trust REIT	17,800	539,874
Equity Residential Properties Trust REIT	11,900	465,528
Fannie Mac	41,700	2,035,377
Federated Investors, Inc. Class B	4,500	166,680
Fifth Third BancorpΔ	23,294	878,650
First Data Corporation	33,817	1,454,469
First Horizon National CorporationΔ	5,200	199,888
Fiserv, Inc.	8,200	354,814
Franklin Resources, Inc.	6,600	620,466
Freddie Mac	30,200	1,973,570
Genworth Financial, Inc. Class A	16,200	560,196
Golden West Financial Corporation	11,300	745,800
Goldman Sachs Group, Inc.	19,412	2,479,107
Hartford Financial Services Group, Inc.	13,300	1,142,337
Homestore, Inc.	3	15
Huntington Bancshares, Inc.	9,600	228,000
Janus Capital Group, Inc.	10,000	186,300
Jefferson-Pilot CorporationΔ	5,700	324,501
JPMorgan Chase & Co.	152,530	6,053,916
KeyCorp	17,200	566,396
Lehman Brothers Holdings, Inc.	11,500	1,473,955
Lincoln National CorporationΔ	7,300	387,119
Loews Corporation	5,900	559,615
M & T Bank CorporationΔ	3,900	425,295
Marsh & McLennan Cos., Inc.	23,200	736,832
Marshall & Ilsley CorporationΔ	9,300	400,272
MBIA, Inc.Δ	5,900	354,944
MBNA CorporationΔ	54,150	1,470,173
Mellon Financial Corporation	17,800	609,650
Merrill Lynch & Co., Inc.	39,880	2,701,072
MetLife, Inc.	32,300	1,582,700
MGIC Investment Corporation	4,100	269,862
Moody’s Corporation	11,000	675,620
Morgan Stanley	46,700	2,649,758
National City Corporation	25,800	866,106
North Fork Bancorporation, Inc.	20,350	556,776
Northern Trust Corporation	8,100	419,742
Paychex, Inc.	14,900	567,988
Plum Creek Timber Co., Inc. REIT	7,700	277,585
PNC Financial Services Group, Inc.Δ	12,000	741,960
Principal Financial Group	12,600	597,618
Progressive Corporation (The)	8,399	980,835
Prologis Trust REIT	10,500	490,560
Prudential Financial, Inc.	22,100	1,617,499
Public Storage, Inc. REITΔ	4,200	284,424
Regions Financial Corporation	20,308	693,721
Ryder System, Inc.Δ	2,700	110,754
Safeco Corporation	5,600	316,400
Schwab (Charles) Corporation (The)	44,750	656,482
Simon Property Group, Inc. REIT	8,400	643,692
SLM Corporation	17,900	986,111
Sovereign Bancorp, Inc.	14,900	322,138
St. Paul Travelers Cos., Inc.	29,856	1,333,668
State Street Corporation	14,000	776,160
SunTrust Banks, Inc.	15,300	1,113,228
Synovus Financial Corporation	12,700	343,027
T Rowe Price Group, Inc.Δ	5,300	381,759
Torchmark CorporationΔ	4,600	255,760
UnumProvident CorporationΔ	12,400	282,100
US Bancorp	78,100	2,334,409
Vornado Realty Trust REIT	5,000	417,350
Wachovia Corporation	68,782	3,635,817
Washington Mutual, Inc.	43,046	1,872,501
Wells Fargo & Co.	72,730	4,569,626
XL Capital, Ltd. Class A	7,500	505,350
Zions Bancorporation	3,700	279,572

		107,638,003

Healthcare — 13.3%
Abbott Laboratories	67,700	2,669,411
ACE, Ltd.	11,800	630,592

See Notes to Financial Statements.

Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Aetna, Inc.	12,500	$1,178,875
Allergan, Inc.	5,500	593,780
AmerisourceBergen Corporation	8,944	370,282
Amgen, Inc.*	53,228	4,197,560
Bard (C.R.), Inc.	4,400	290,048
Bausch & Lomb, Inc.	2,200	149,380
Baxter International, Inc.	26,400	993,960
Becton Dickinson & Co.	10,600	636,848
Biogen Idec, Inc.	14,730	667,711
Biomet, Inc.Δ	11,300	413,241
Boston Scientific Corporation	26,100	639,189
Bristol-Myers Squibb Co.	85,800	1,971,684
Cardinal Health, Inc.	18,200	1,251,250
Caremark Rx, Inc.	19,400	1,004,726
Chiron CorporationΔ	5,200	231,192
Conventry Health Care, Inc.	6,630	377,645
Eli Lilly & Co.	49,100	2,778,569
Express Scripts, Inc.	6,400	536,320
Fisher Scientific International, Inc.Δ*	5,000	309,300
Forest Laboratories, Inc.Δ	15,000	610,200
Genzyme Corporation	11,300	799,814
Gilead Sciences, Inc.	19,400	1,021,022
Guidant Corporation	14,200	919,450
HCA, Inc.Δ	15,600	787,800
Health Management Associates, Inc. Class A	10,200	223,992
Hospira, Inc	6,550	280,209
Humana, Inc.*	7,300	396,609
IMS Health, Inc.	9,800	244,216
Johnson & Johnson	128,190	7,704,219
King Pharmaceuticals, Inc.	10,100	170,892
Laboratory Corporation of America HoldingsΔ	5,900	317,715
Manor Care, Inc.Δ	3,700	147,149
McKesson Corporation	12,900	665,511
Medco Health Solutions, Inc.	13,476	751,961
Medimmune, Inc.Δ	10,400	364,208
Medtronic, Inc.	52,400	3,016,668
Merck & Co., Inc.	95,300	3,031,493
Millipore Corporation*	2,100	138,684
Mylan Laboratories, Inc.Δ	9,300	185,628
Patterson Cos., Inc.Δ	6,000	200,400
Pfizer, Inc.	317,583	7,406,035
Quest Diagnostics, Inc.	7,200	370,656
Schering-Plough Corporation	63,100	1,315,635
St. Jude Medical, Inc.*	16,000	803,200
Stryker Corporation	13,000	577,590
Tenet Healthcare Corporation*	19,450	148,987
UnitedHealth Group, Inc.	58,900	3,660,046
Watson Pharmaceuticals, Inc.	4,600	149,546
WellPoint, Inc.	28,500	2,274,015
Wyeth	57,600	2,653,632
Zimmer Holdings, Inc.	10,720	722,957

		63,951,702

Integrated Oils — 5.6%
Amerada Hess Corporation	3,600	456,552
Chevron Corporation	97,041	5,509,029
ConocoPhillips	60,200	3,502,436
ExxonMobil Corporation	267,944	15,050,415
Marathon Oil Corporation	15,992	975,032
Murphy Oil Corporation	7,000	377,930
Occidental Petroleum Corporation	16,900	1,349,972

		27,221,366

Materials & Processing — 3.5%
Air Products & Chemicals, Inc.	9,500	562,305
Alcoa, Inc.	37,000	1,094,090
Allegheny Technologies, Inc.	3,900	140,712
American Standard Cos., Inc.	7,900	315,605
Archer-Daniels-Midland Co.	27,427	676,350
Ashland, Inc.Δ	2,900	167,910
Avery Dennison Corporation	4,600	254,242
Ball CorporationΔ	4,592	182,394
Bemis Co.Δ	4,500	125,415
Dow Chemical Co. (The)	41,300	1,809,766
duPont (E.I.) de Nemours & Co.	39,555	1,681,087
Eastman Chemical Co.Δ	3,800	196,042
Ecolab, Inc.	9,100	330,057
Engelhard Corporation	5,200	156,780
Fluor CorporationΔ	3,500	270,410
Freeport-McMoRan Copper & Gold, Inc. Class BΔ	8,100	435,780
Hercules, Inc.*	4,600	51,980
International Paper Co.	21,100	709,171
Louisiana-Pacific Corporation	4,500	123,615
Masco Corporation	18,600	561,534
MeadWestvaco Corporation	8,045	225,501
Monsanto Co.	11,360	880,741
Newmont Mining CorporationΔ	19,200	1,025,280
Nucor CorporationΔ	6,800	453,696
Pactiv CorporationΔ	6,400	140,800
Phelps Dodge Corporation	4,200	604,254
PPG Industries, Inc.	7,200	416,880
Praxair, Inc.	13,580	719,197
Rohm & Haas Co.	6,700	324,414
Sealed Air CorporationΔ	3,500	196,595
Sherwin-Williams Co. (The)Δ	5,600	254,352
Sigma-Aldrich CorporationΔ	2,900	183,541
Temple-Inland, Inc.	5,000	224,250
United States Steel Corporation	5,200	249,964
Vulcan Materials Co.	4,300	291,325
Weyerhaeuser Co.Δ	10,700	709,838

		16,745,873

Other — 4.5%
3M Co.	32,700	2,534,250
Brunswick Corporation	4,000	162,640
Eaton Corporation	6,300	422,667
General Electric Co.	456,800	16,010,840
Honeywell International, Inc.	36,300	1,352,175
ITT Industries, Inc.	3,900	400,998
Johnson Controls, Inc.Δ	7,992	582,697
Textron, Inc.	5,800	446,484

		21,912,751

Other Energy — 3.6%
Anadarko Petroleum Corporation	10,000	947,500
Apache Corporation	14,148	969,421
Baker Hughes, Inc.	14,200	863,076
BJ Services Co.	13,600	498,712
Burlington Resources, Inc.Δ	16,400	1,413,680
Devon Energy Corporation	19,500	1,219,530
Dynegy, Inc. Class AΔ*	14,500	70,180
El Paso CorporationΔ	27,400	333,184
EOG Resources, Inc.	10,100	741,037

See Notes to Financial Statements.

	Shares	Value
Halliburton Co.	21,800	$1,350,728
Kerr-McGee CorporationΔ	4,965	451,120
Nabors Industries, Ltd.	6,500	492,375
National Oilwell Varco, Inc.Δ	7,300	457,710
Noble CorporationΔ	5,600	395,024
Rowan Cos., Inc.Δ	5,200	185,328
Schlumberger, Ltd.	25,800	2,506,470
Sunoco, Inc.	5,900	462,442
TransOcean, Inc.*	14,300	996,567
Valero Energy Corporation	26,200	1,351,920
Weatherford International, Ltd.	14,198	513,967
Williams Cos., Inc.	24,200	560,714
XTO Energy, Inc.Δ	15,566	683,970

		17,464,655

Producer Durables — 4.9%
Agilent Technologies, Inc.	17,700	589,233
American Power Conversion Corporation	7,400	162,800
Andrew CorporationΔ	6,700	71,891
Applied Materials, Inc.	71,500	1,282,710
Boeing Co. (The)	35,300	2,479,472
Caterpillar, Inc.	29,000	1,675,330
Centex Corporation	5,800	414,642
Cooper Industries, Ltd. Class A	3,900	284,700
Cummins, Inc.Δ	1,800	161,514
Danaher CorporationΔ	10,600	591,268
Deere & Co.Δ	10,400	708,344
Dover Corporation	8,500	344,165
DR Horton, Inc.	12,200	435,906
Emerson Electric Co.	17,500	1,307,250
Goodrich Corporation	5,500	226,050
Grainger (W.W.), Inc.Δ	3,700	263,070
Illinois Tool Works, Inc.	9,200	809,508
Ingersoll-Rand Co., Ltd. Class A	14,600	589,402
KB HOME	3,500	254,310
KLA-Tencor Corporation	8,700	429,171
Lennar Corporation Class A	5,800	353,916
Lexmark International, Inc.Δ	5,100	228,633
Lockheed Martin Corporation	16,300	1,037,169
Molex, Inc.	6,950	180,353
Northrop Grumman Corporation	15,556	935,071
Novellus Systems, Inc.	5,900	142,308
Pall CorporationΔ	5,200	139,672
Parker Hannifin Corporation	5,000	329,800
Pitney Bowes, Inc.Δ	9,700	409,825
Pulte Homes, Inc.	9,308	366,363
Rockwell Collins, Inc.	8,100	376,407
Tektronix, Inc.Δ	3,500	98,735
Teradyne, Inc.	8,100	118,017
Thermo Electron Corporation*	6,710	202,172
Tyco International, Ltd.Δ	87,684	2,530,560
United Technologies Corporation	43,800	2,448,858
Waters CorporationΔ	5,000	189,000
Xerox Corporation*	41,800	612,370

		23,779,965

Technology — 13.7%
ADC Telecommunications, Inc.Δ	4,828	107,858
Adobe Systems, Inc.	25,700	949,872
Advanced Micro Devices, Inc.*	17,400	532,440
Affiliated Computer Services, Inc. Class A	5,400	319,572
Altera Corporation	15,500	287,215
Analog Devices, Inc.	15,700	563,159
Apple Computer, Inc.*	35,700	2,566,473
Applera Corporation-Applied Biosystems Group	8,400	223,104
Applied Micro Circuits CorporationΔ	13,000	33,410
Autodesk, Inc.	10,160	436,372
Avaya, Inc.Δ	19,248	205,376
BMC Software, Inc.	9,300	190,557
Broadcom Corporation Class A	12,300	579,945
CIENA CorporationΔ	23,700	70,389
Cisco Systems, Inc.	264,500	4,528,240
Citrix Systems, Inc.Δ	7,100	204,338
Computer Associates International, Inc.	20,770	585,506
Computer Sciences Corporation*	8,000	405,120
Compuware Corporation	16,100	144,417
Comverse Technology, Inc.	8,400	223,356
Corning, Inc.*	63,200	1,242,512
Dell, Inc.	103,300	3,097,967
Electronic Data Systems Corporation	21,900	526,476
EMC Corporation*	103,200	1,405,584
Freescale Semiconductor, Inc. Series B	17,011	428,167
Gateway, Inc.Δ	12,700	31,877
General Dynamics Corporation	8,400	958,020
Hewlett-Packard Co.	123,402	3,532,999
Intel Corporation	263,800	6,584,448
International Business Machines Corporation	68,800	5,655,360
Intuit, Inc.	7,800	415,740
Jabil Circuit, Inc.	8,000	296,720
JDS Uniphase CorporationΔ	71,000	167,560
L-3 Communications Holdings, Inc.Δ	4,900	364,315
Linear Technology Corporation	12,800	461,696
LSI Logic CorporationΔ	16,000	128,000
Lucent Technologies, Inc.Δ*	191,976	510,656
Maxim Integrated Products, Inc.	13,800	500,112
Mercury Interactive CorporationΔ	3,500	97,265
Micron Technology, Inc.Δ*	26,600	354,046
Microsoft Corporation	397,000	10,381,550
Motorola, Inc.	106,400	2,403,576
National Semiconductor CorporationΔ	15,000	389,700
NCR Corporation	7,800	264,732
Network Appliance, Inc.	16,000	432,000
Novell, Inc.Δ	15,900	140,397
Nvidia Corporation	7,700	281,512
Oracle Corporation	162,500	1,984,125
Parametric Technology CorporationΔ	11,200	68,320
PerkinElmer, Inc.Δ	5,300	124,868
PMC-Sierra, Inc.Δ	7,500	57,825
QLogic Corporation	3,800	123,538
Qualcomm, Inc.	70,100	3,019,908
Raytheon Co.	18,700	750,805
Rockwell Automation, Inc.	7,500	443,700
Sanmina-SCI Corporation	21,800	92,868
Scientific-Atlanta, Inc.	6,400	275,648
See Notes to Financial Statements.

Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Siebel Systems, Inc.	22,500	$238,050
Solectron Corporation	40,200	147,132
Sun Microsystems, Inc.Δ	146,900	615,511
Symantec Corporation	46,570	814,975
Symbol Technologies, Inc.	10,457	134,059
Tellabs, Inc.	19,600	213,640
Texas Instruments, Inc.	70,700	2,267,349
Unisys CorporationΔ*	13,900	81,037
Xilinx, Inc.	14,500	365,545

		66,028,609

Utilities — 7.0%
AES Corporation (The)*	27,500	435,325
Allegheny Energy, Inc.Δ*	6,600	208,890
Alltel Corporation	16,200	1,022,220
Ameren CorporationΔ	9,200	471,408
American Electric Power Co., Inc.	17,800	660,202
AT&T, Inc.	168,500	4,126,564
BellSouth Corporation	79,000	2,140,900
Centerpoint Energy, Inc.Δ	12,800	164,480
CenturyTel, Inc.	5,600	185,696
Cinergy CorporationΔ	7,800	331,188
Citizens Communications Co.	14,500	177,335
CMS Energy CorporationΔ*	8,600	124,786
Comcast Corporation Class A*	94,615	2,456,205
Consolidated Edison, Inc.Δ	10,100	467,933
Constellation Energy Group, Inc.	7,300	420,480
Dominion Resources, Inc.	14,700	1,134,840
DTE Energy Co.Δ	7,300	315,287
Duke Energy CorporationΔ	39,900	1,095,255
Edison InternationalΔ	14,500	632,345
Entergy Corporation	9,352	642,015
Exelon Corporation	29,124	1,547,649
FirstEnergy Corporation	13,784	675,278
FPL Group, Inc.Δ	16,500	685,740
KeySpan CorporationΔ	7,900	281,951
Kinder Morgan, Inc.	4,500	413,775
Nicor, Inc.Δ	1,800	70,758
NiSource, Inc.Δ	11,000	229,460
Peoples Energy CorporationΔ	1,600	56,112
PG&E CorporationΔ	14,700	545,664
Pinnacle West Capital CorporationΔ	3,800	157,130
PPL Corporation	15,600	458,640
Progress Energy, Inc.Δ	11,200	491,904
Public Service Enterprise Group, Inc.Δ	10,600	688,682
Qwest Communications International, Inc.Δ*	68,700	388,155
Sempra Energy	10,900	488,756
Southern Co. (The)	32,300	1,115,319
Sprint Nextel Corporation	126,193	2,947,869
TECO Energy, Inc.Δ	10,000	171,800
TXU Corporation	21,200	1,064,028
Verizon Communications, Inc.	119,134	3,588,316
Xcel Energy, Inc.Δ	16,700	308,282

		33,588,622

TOTAL COMMON STOCKS (Cost $390,723,774)		471,536,824

MONEY MARKET FUNDS — 10.1%
GuideStone Funds Money Market Fund (GS4 Class)¥	9,259,159	9,259,159
Northern Institutional Liquid Assets Portfolio§	39,296,287	39,296,287

TOTAL MONEY MARKET FUNDS (Cost $48,555,446)		48,555,446

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 3.94%, 04/06/06‡‡ (Cost $697,675)	$705,000	697,743

Total Investments — 107.9% (Cost $439,976,895)		520,790,013
Liabilities in Excess of Other Assets — (7.9)%		(38,271,193)

Net Assets — 100.0%		$482,518,820

PORTFOLIO SUMMARY+

%
Financial Services	22.3
Technology	13.7
Healthcare	13.3
Consumer Discretionary	11.0
Money Market Funds	10.1
Utilities	7.0
Consumer Staples	5.9
Integrated Oils	5.6
Producer Durables	4.9
Other	4.5
Other Energy	3.6
Materials & Processing	3.5
Auto & Transportation	2.4
Futures Contracts	1.4
U.S. Treasury Obligations	0.1

109.3

+	Based on net assets.

See Notes to Financial Statements.

Value Equity Fund

The Fund is comprised of domestic, large-cap value oriented stocks. The Fund generated a positive return while slightly underperforming its benchmark, the Russell 1000® Value Index, during the fourth quarter. Security selection in the autos & transportation and technology sectors benefited benchmark-relative performance during the quarter. Underweight exposure in the financial services sector and security selection in the consumer staples sector detracted from benchmark-relative performance. The Fund’s holdings in ConocoPhillips, ExxonMobil and Chevron detracted from performance, while outperforming holdings included JPMorgan Chase, Bank of America and Citigroup. At the sub-adviser level, Equinox delivered the strongest benchmark-relative performance largely due to its security selection in the financial services and materials & processing sectors.

Value Equity Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	7.40%	7.13%	6.78%	7.05%	6.39%	7.05%
Since Inception	6.85%	6.44%	6.32%	6.71%	10.41%	11.01%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings-ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Value Equity Fund

SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
COMMON STOCKS — 95.6%
Auto & Transportation — 2.0%
Alexander & Baldwin, Inc.Δ	2,400	$130,176
Autoliv, Inc.	5,400	245,268
BorgWarner, Inc.	2,500	151,575
Burlington Northern Santa Fe CorporationΔ	179,800	12,733,436
Dana CorporationΔ	8,800	63,184
EGL, Inc.	3,900	146,523
Ford Motor Co.Δ	110,795	855,337
General Motors Corporation	28,600	555,412
Genuine Parts Co.	10,300	452,376
Goodyear Tire & Rubber Co. (The)Δ*	6,000	104,280
Laidlaw International, Inc.Δ	5,800	134,734
Lear CorporationΔ	4,300	122,378
Norfolk Southern CorporationΔ	21,600	968,328
Overseas Shipholding Group, Inc.	1,900	95,741
PACCAR, Inc.Δ	1,750	121,153
Southwest Airlines Co.	24,550	403,356
Swift Transportation Co., Inc.	2,300	46,690
Tidewater, Inc.Δ	3,100	137,826
TRW Automotive Holdings CorporationΔ	20,500	540,175
Union Pacific Corporation	130,800	10,530,708
Yellow Roadway CorporationΔ	3,500	156,135

		28,694,791

Consumer Discretionary — 9.8%
Adesa, Inc,Δ	5,200	126,984
Alberto-Culver Co.Δ	2,850	130,388
Allied Waste Industries, Inc.Δ	9,500	83,030
American Greetings
Corporation Class A	3,900	85,683
AnnTaylor Stores CorporationΔ	2,200	75,944
AutoNation, Inc.	10,500	228,165
Barnes & Noble, Inc.Δ	2,900	123,743
Belo Corporation Class AΔ	4,700	100,627
BJ’s Wholesale Club, Inc.Δ	4,100	121,196
Black & Decker Corporation	4,000	347,840
Borders Group, Inc.Δ	4,600	99,682
Brink’s Co. (The)Δ	1,400	67,074
Career Education Corporation	31,800	1,072,296
Carnival CorporationΔ	76,900	4,111,843
CBRL Group, Inc.Δ	1,500	52,725
CCE Spinco, Inc.	2,878	37,703
Cendant CorporationΔ	693,730	11,966,843
Circuit City Stores, Inc.Δ	199,300	4,502,187
Claire’s Stores, Inc.	400	11,688
Clear Channel Communications, Inc.Δ	23,025	724,136
Coach, Inc.	60,300	2,010,402
Columbia Sportswear Co.Δ	900	42,957
Convergys CorporationΔ	8,500	134,725
Costco Wholesale Corporation	18,500	915,195
Dillard’s, Inc. Class A	4,900	121,618
DIRECTV Group, Inc. (The)Δ*	4,232	59,756
Discovery Holding Co. Class AΔ	11,110	168,317
Dollar Tree Stores, Inc.	3,000	71,820
Donnelley (R.R.) & Sons Co.	13,500	461,835
Eastman Kodak Co.Δ	388,400	9,088,560
Education Management Corporation	9,700	325,047
Expedia, Inc.	5,580	133,697
Family Dollar Stores, Inc.Δ	3,300	81,807
Federated Department Stores, Inc.	16,107	1,068,377
Foot Locker, Inc.Δ	5,000	117,950
Gannett Co., Inc.Δ	179,500	10,872,315
Hasbro, Inc.	9,325	188,178
Hearst-Argyle Television, Inc.	1,800	42,930
Hewitt Associates, Inc. Class AΔ	1,700	47,617
Home Depot, Inc. (The)	77,900	3,153,392
IAC InterActiveCorpΔ	5,580	157,970
International Speedway Corporation Class AΔ	1,500	71,850
Interpublic Group Cos., Inc.Δ*	5,000	48,250
Jones Apparel Group, Inc.	7,500	230,400
Kimberly-Clark Corporation	17,100	1,020,015
Knight-Ridder, Inc.Δ	4,500	284,850
Lamar Advertising Co.	1,300	59,982
Laureate Education, Inc.Δ	700	36,757
Lee Enterprises, Inc.	2,700	99,657
Leggett & Platt, Inc.	7,700	176,792
Liberty Global, Inc.Δ	5,600	118,720
Liberty Global, Inc. Class AΔ	11,457	257,782
Liberty Media Corporation Class A	362,400	2,852,088
Liz Claiborne, Inc.	6,600	236,412
Manpower, Inc.Δ	3,800	176,700
Mattel, Inc.Δ	351,200	5,555,984
McClatchy Co. Class A	1,100	65,010
McDonald’s CorporationΔ	590,100	19,898,172
Mohawk Industries, Inc.Δ	2,300	200,054
New York Times Co. Class AΔ	9,900	261,855
Newell Rubbermaid, Inc.Δ	326,400	7,761,792
Office Depot, Inc.Δ	170,800	5,363,120
OfficeMax, Inc.Δ	5,300	134,408
Omnicom Group, Inc.	54,600	4,648,098
Outback Steakhouse, Inc.Δ	300	12,483
Penney (JC) Co., Inc.	8,600	478,160
Polo Ralph Lauren CorporationΔ	2,500	140,350
Reebok International, Ltd.Δ	2,500	145,575
Rent-A-Center, Inc.Δ	2,500	47,150
Republic Services, Inc.Δ	31,500	1,182,825
Sabre Holdings Corporation	9,300	224,223
Saks, Inc.Δ*	6,700	112,962
Sears Holdings CorporationΔ	3,297	380,902
Service Corporation InternationalΔ	18,100	148,058
ServiceMaster Co.	7,100	84,845
Snap-On, Inc.Δ	3,400	127,704
Stanley Works (The)Δ	205,000	9,848,200
Starwood Hotels & Resorts Worldwide, Inc.	5,200	332,072

See Notes to Financial Statements.

Value Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Take-Two Interactive Software, Inc.Δ	1,300	$23,010
Tech Data Corporation	11,000	436,480
Telewest Global, Inc.Δ	16,300	388,266
Tiffany & Co.	5,100	195,279
Time Warner, Inc.	272,800	4,757,632
Tribune Co.	15,800	478,108
Univision Communications, Inc. Class A	7,095	208,522
VF Corporation	67,500	3,735,450
Wal-Mart Stores, Inc.Δ	86,300	4,038,840
Walt Disney Co. (The)	92,300	2,212,431
Warner Music Group CorporationΔ	2,000	38,540
Waste Management, Inc.Δ	298,157	9,049,065
Wendy’s International, Inc.Δ	3,700	204,462
Westwood One, Inc.	3,400	55,420
Whirlpool Corporation	4,100	343,416
Yum! Brands, Inc.	9,000	421,920

		142,745,340

Consumer Staples — 2.4%
Albertson’s, Inc.Δ	106,700	2,278,045
Campbell Soup Co.Δ	6,800	202,436
Clorox Co.	9,241	525,720
Coca-Cola Co. (The)	49,700	2,003,407
Coca-Cola Enterprises, Inc.	18,000	345,060
Colgate-Palmolive Co.	9,200	504,620
ConAgra Foods, Inc.Δ	492,900	9,996,012
Dean Foods Co.	8,950	337,057
Del Monte Foods Co.Δ	11,200	116,816
General Mills, Inc.	17,200	848,304
Heinz (H.J.) Co.Δ	191,800	6,467,496
Hershey Co. (The)	1,400	77,350
Hormel Foods Corporation	43,600	1,424,848
J.M. Smucker Co. (The)	3,400	149,600
Kellogg Co.	6,100	263,642
Kraft Foods, Inc. Class A	17,100	481,194
Kroger Co.*	46,600	879,808
McCormick & Co., Inc.	2,000	61,840
Pepsi Bottling Group, Inc.	5,600	160,216
PepsiAmericas, Inc.	4,200	97,692
Pilgrim’s Pride CorporationΔ	1,400	46,424
Rite Aid CorporationΔ*	30,700	106,836
Safeway, Inc.Δ	128,900	3,049,774
Sara Lee CorporationΔ	155,215	2,933,564
Smithfield Foods, Inc.	6,100	186,660
SUPERVALU, Inc.	53,013	1,721,862
TreeHouse Foods, Inc.Δ	2,790	52,229
Tyson Foods, Inc. Class A	13,781	235,655

		35,554,167

Financial Services — 32.0%
A.G. Edwards, Inc.	4,700	220,242
AFLAC, Inc.	6,500	301,730
Alleghany CorporationΔ*	312	88,608
Allied Capital CorporationΔ	7,600	223,212
Allstate Corporation (The)Δ	353,200	19,097,524
AMB Property Corporation REIT	4,900	240,933
AMBAC Financial Group, Inc.	5,750	443,095
American Capital Strategies, Ltd.Δ	7,000	253,470
American Financial Group, Inc. TBA	2,200	84,282
American Financial Realty Trust REITΔ	6,000	72,000
American International Group, Inc.	101,433	6,920,774
American National Insurance Co.	500	58,495
AmeriCredit CorporationΔ	5,800	148,654
Ameritrade Holding Corporation	9,400	225,600
AmerUs Group Co.Δ	3,100	175,677
AmSouth Bancorporation	20,900	547,789
Annaly Mortgage Management, Inc. REITΔ	9,300	101,742
AON Corporation	19,500	701,025
Apartment Investment & Management Co. Class A REITΔ	5,600	212,072
Archstone-Smith Trust Reit	13,500	565,515
Arden Realty, Inc. REIT	5,200	233,116
Arthur J. Gallagher & Co.Δ	2,000	61,760
Associated Banc-CorpΔ	42,700	1,389,885
Assurant, Inc.	6,600	287,034
Astoria Financial Corporation	6,900	202,860
AvalonBay Communities, Inc. REITΔ	4,200	374,850
Bank of America CorporationΔ	929,284	42,886,457
Bank of Hawaii CorporationΔ	3,200	164,928
Bank of New York Co., Inc. (The)	48,700	1,551,095
BB&T Corporation	34,729	1,455,492
Bear Stearns Cos., Inc. (The)	7,000	808,710
BISYS Group, Inc. (The)Δ	3,000	42,030
BOK Financial CorporationΔ	1,057	48,020
Boston Properties, Inc. REITΔ	6,400	474,432
BRE Properties, Inc. Class A REIT	3,900	177,372
Camden Property Trust REIT	3,800	220,096
Capital One Financial Corporation	12,700	1,097,280
CapitalSource, Inc.Δ	1,900	42,560
Capitol Federal FinancialΔ	1,300	42,822
CarrAmerica Realty Corporation REITΔ	4,500	155,835
CBL & Associates Properties, Inc. REITΔ	22,000	869,220
Centerpoint Properties Corporation REIT	2,800	138,544
Checkfree CorporationΔ	800	36,720
Chubb Corporation	124,600	12,167,190
CIGNA CorporationΔ	80,700	9,014,190
Cincinnati Financial Corporation	10,255	458,193
CIT Group, Inc.	88,300	4,572,174
Citigroup, Inc.	918,567	44,578,057
City National Corporation	2,400	173,856
CNA Financial CorporationΔ	1,500	49,095
Colonial BancGroup, Inc.Δ	26,300	626,466
Comerica, Inc.Δ	139,700	7,929,372
Commerce Bancorp, Inc.Δ	400	13,764
Commerce Bancshares, Inc.Δ	3,787	197,378
Commerce Group, Inc.	1,200	68,736

See Notes to Financial Statements.

	Shares	Value
Compass Bancshares, Inc.Δ	8,600	$415,294
Conseco, Inc.Δ	10,600	245,602
Countrywide Financial Corporation	33,500	1,145,365
Crescent Real Estate Equities Co. REITΔ	262,000	5,192,840
Cullen/Frost Bankers, Inc.Δ	3,000	161,040
Deluxe CorporationΔ	3,700	111,518
Developers Diversified Realty Corporation REIT	6,100	286,822
Downey Financial CorporationΔ	1,600	109,424
Duke Realty Corporation REITΔ	8,400	280,560
E*trade Financial CorporationΔ	23,100	481,866
Equifax, Inc.	2,600	98,852
Equity Office Properties Trust REIT	25,885	785,092
Equity Residential Properties Trust Reit	19,200	751,104
Erie Indemnity Co. Class AΔ	1,700	90,440
Essex Property Trust, Inc. REITΔ	1,800	165,960
Fair Isaac & Co., Inc.	600	26,502
Fannie Mae	174,300	8,507,583
Federal Realty Investors Trust REIT	2,700	163,755
Federated Investors, Inc. Class B	500	18,520
Fidelity National Financial, Inc.	9,879	363,448
Fidelity National Title Group, Inc.Δ	1,728	42,077
Fifth Third BancorpΔ	28,800	1,086,336
First American CorporationΔ	5,700	258,210
First Horizon National CorporationΔ	8,800	338,272
FirstMerit CorporationΔ	5,000	129,550
Freddie Mac	164,900	10,776,215
Friedman, Billings, Ramsey Group, Inc. Class A REITΔ	9,900	98,010
Fulton Financial CorporationΔ	9,050	159,280
General Growth Properties, Inc. REIT	86,000	4,041,140
Genworth Financial, Inc. Class A	13,400	463,372
Global Payments, Inc.	3,700	172,457
Golden West Financial Corporation	9,300	613,800
Goldman Sachs Group, Inc.	21,276	2,717,158
Hanover Insurance Group, Inc.	3,200	133,664
Hartford Financial Services Group, Inc.	245,400	21,077,406
HCC Insurance Holdings, Inc.	4,200	124,656
Health Care Property Investors, Inc. REITΔ	7,800	199,368
Health Care REIT, Inc.Δ	3,000	101,700
Healthcare Realty Trust, Inc. REITΔ	2,000	66,540
Hospitality Properites Trust REITΔ	4,000	160,400
Host Marriott Corporation REITΔ	26,600	504,070
HRPT Properties Trust REITΔ	10,500	108,675
Huntington Bancshares, Inc.	15,700	372,875
Independence Community Bank Corporation	4,900	194,677
IndyMac Bancorp, Inc.	2,400	93,648
International Bancshares CorporationΔ	2,625	77,070
iStar Financial, Inc. REITΔ	6,500	231,725
Janus Capital Group, Inc.	15,400	286,902
Jefferies Group, Inc.Δ	3,400	152,932
Jefferson-Pilot Corporation	8,400	478,212
JPMorgan Chase & Co.Δ	833,538	33,083,123
KeyCorpΔ	245,550	8,085,962
Kimco Realty Corporation REITΔ	11,600	372,128
Lehman Brothers Holdings, Inc.	17,242	2,209,907
Leucadia National CorporationΔ	4,750	225,435
Liberty Property Trust REITΔ	5,000	214,250
Lincoln National Corporation	83,700	4,438,611
Loews Corporation	9,100	863,135
M & T Bank CorporationΔ	4,500	490,725
Macerich Co. (The) REITΔ	3,200	214,848
Mack-Cali Realty Corporation REITΔ	4,900	211,680
Markel Corporation	300	95,115
Marsh & McLennan Cos., Inc.	34,100	1,083,016
Marshall & Ilsley CorporationΔ	14,800	636,992
MBIA, Inc.Δ	8,250	496,320
MBNA Corporation	483,300	13,121,595
Mellon Financial Corporation	24,400	835,700
Mercantile Bankshares CorporationΔ	4,700	265,268
Mercury General CorporationΔ	1,500	87,330
Merrill Lynch & Co., Inc.Δ	145,967	9,886,345
MetLife, Inc.	26,100	1,278,900
MGIC Investment Corporation	94,700	6,233,154
Mills Corporation (The) REITΔ	21,700	910,098
Morgan StanleyΔ	309,000	17,532,660
National City Corporation	36,937	1,239,975
Nationwide Financial Services Class AΔ	52,800	2,323,200
New Century Financial Corporation REITΔ	1,900	68,533
New Plan Excel Realty Trust REITΔ	5,900	136,762
New York Community Bancorp, Inc.Δ	17,954	296,600
North Fork Bancorporation, Inc.	173,208	4,738,971
Northern Trust CorporationΔ	5,300	274,646
Old Republic International Corporation	51,550	1,353,703
Pan Pacific Retail Properties, Inc. REIT	2,400	160,536
Philadelphia Consolidated Holding Corporation	500	48,345

See Notes to Financial Statements.

Value Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Plum Creek Timber Co., Inc. REIT	10,862	$391,575
PMI Group, Inc. (The)Δ	6,700	275,169
PNC Financial Services Group, Inc.	18,600	1,150,038
Popular, Inc.	16,400	346,860
Principal Financial Group	18,700	886,941
Progressive Corporation (The)	1,200	140,136
Prologis Trust REIT	15,031	702,248
Protective Life Corporation	11,300	494,601
Prudential Financial, Inc.Δ	30,500	2,232,295
Public Storage, Inc. Reit	1,900	128,668
Radian Group, Inc.Δ	4,900	287,091
Raymond James Financial, Inc.Δ	3,600	135,612
Rayonier, Inc. REITΔ	5,310	211,604
Realty Income Corporation REITΔ	3,500	75,670
Reckson Associates Realty Corporation REITΔ	4,000	143,920
Regency Centers Corporation REITΔ	3,400	200,430
Regions Financial Corporation	30,249	1,033,306
Reinsurance Group of America, Inc.Δ	1,700	81,192
RenaissanceRe Holdings, Ltd.Δ	39,700	1,751,167
Ryder System, Inc.Δ	3,100	127,162
Safeco Corporation	8,500	480,250
Shurgard Storage Centers, Inc. Class A REIT	2,700	153,117
Simon Property Group, Inc. Reit	6,857	525,452
Sky Financial Group, Inc.	6,100	169,702
SL Green Realty Corporation REITΔ	2,300	175,697
SLM CorporationΔ	179,500	9,888,655
South Financial Group, Inc.Δ	3,500	96,390
Sovereign Bancorp, Inc.	21,900	473,478
St. Paul Travelers Cos., Inc.	175,191	7,825,782
Stancorp Financial Group, Inc.	4,200	209,790
State Street CorporationΔ	14,000	776,160
Suntrust Banks, Inc.	81,774	5,949,876
Synovus Financial Corporation	24,000	648,240
TCF Financial CorporationΔ	1,200	32,568
TD Banknorth, Inc.Δ	4,998	145,192
Thornburg Mortgage, Inc. REITΔ	7,600	199,120
Torchmark CorporationΔ	7,100	394,760
Transatlantic Holdings, Inc.Δ	1,375	92,400
Trizec Properties, Inc. REITΔ	7,000	160,440
UnionBanCal Corporation	55,500	3,813,960
United Dominion Realty Trust, Inc. REITΔ	6,900	161,736
Unitrin, Inc.Δ	1,600	72,080
UnumProvident CorporationΔ	395,400	8,995,350
US BancorpΔ	117,125	3,500,866
Valley National BancorpΔ	5,812	140,069
Vornado Realty Trust REIT	8,000	667,760
W.R. Berkley Corporation	5,812	276,767
Wachovia Corporation	360,028	19,031,080
Washington Federal, Inc.Δ	5,097	117,180
Washington Mutual, Inc.Δ	584,221	25,413,614
Webster Financial CorporationΔ	3,100	145,390
Weingarten Realty Investors REITΔ	4,100	155,021
Wells Fargo & Co.Δ	195,872	12,306,638
Westcorp	1,100	73,271
WFS Financial, Inc.Δ	200	15,230
Whitney Holding CorporationΔ	4,200	115,752
Wilmington Trust CorporationΔ	3,900	151,749
XL Capital, Ltd. Class AΔ	145,600	9,810,528
Zions Bancorporation	6,200	468,472

		466,092,847

Healthcare — 11.2%
Abbott Laboratories	11,800	465,274
ACE, Ltd.Δ	188,300	10,062,752
Aetna, Inc.	3,600	339,516
Amerisourcebergen Corporation	24,492	1,013,969
Bausch & Lomb, Inc.Δ	500	33,950
Baxter International, Inc.	317,700	11,961,405
Becton Dickinson & Co.	61,600	3,700,928
Biogen Idec, Inc.	11,700	530,361
Bristol-Myers Squibb Co.Δ	379,900	8,730,102
Cardinal Health, Inc.Δ	91,700	6,304,375
Caremark Rx, Inc.	3,000	155,370
Charles River Laboratories International, Inc.Δ	2,000	84,740
Chiron CorporationΔ	1,000	44,460
Community Health Systems, Inc.Δ	154,000	5,904,360
Cooper Cos., Inc.Δ	800	41,040
Eli Lilly & Co.	4,600	260,314
Emdeon CorporationΔ	6,100	51,606
Endo Pharmaceuticals Holdings, Inc.Δ	47,300	1,431,298
Fisher Scientif ic International, Inc.Δ*	3,200	197,952
Gilead Sciences, Inc.	79,000	4,157,770
Health Management Associates, Inc. Class AΔ	1,600	35,136
Health Net, Inc.Δ	146,100	7,531,455
Hospira, Inc	5,700	243,846
Humana, Inc.*	2,600	141,258
Invitrogen CorporationΔ	1,700	113,288
IVAX CorporationΔ*	207,750	6,508,807
Kindred Healthcare, Inc.Δ	180,389	4,646,821
King Pharmaceuticals, Inc.	14,300	241,956
McKesson Corporation	71,200	3,673,208
Medco Health Solutions, Inc.Δ	43,417	2,422,669
Merck & Co., Inc.	251,600	8,003,396
Millennium Pharmeceuticals, Inc.	9,600	93,120
Mylan Laboratories, Inc.Δ	10,900	217,564
Omnicare, Inc.	4,300	246,046
Pediatrix Medical Group, Inc.Δ	4,900	433,993
Pf izer, Inc.	1,499,800	34,975,336
Schering-Plough CorporationΔ	430,500	8,975,925
Sierra Health Services, Inc.Δ	300	23,988

See Notes to Financial Statements.

	Shares	Value
Tenet Healthcare Corporation*	26,600	$203,756
Triad Hospitals, Inc.Δ	99,914	3,919,626
UnitedHealth Group, Inc.	2,420	150,379
Universal Health Services, Inc. Class BΔ	1,000	46,740
Watson Pharmaceuticals, Inc.Δ	142,600	4,635,926
WellPoint, Inc.	124,525	9,935,879
WyethΔ	217,800	10,034,046

		162,925,706

Integrated Oils — 7.0%
Amerada Hess Corporation	4,900	621,418
BP PLC ADRΔ	170,468	10,947,455
Chevron CorporationΔ	570,837	32,406,416
ConocoPhillipsΔ	510,164	29,681,342
Marathon Oil CorporationΔ	151,292	9,224,273
Occidental Petroleum CorporationΔ	244,100	19,498,708

		102,379,612

Materials & Processing — 3.9%
Air Products & Chemicals, Inc.	13,400	793,146
Airgas, Inc.Δ	3,000	98,700
Albemarle CorporationΔ	1,600	61,360
Alcoa, Inc.	333,200	9,852,724
AptarGroup, Inc.	1,700	88,740
Archer-Daniels-Midland Co.	41,089	1,013,255
Ashland, Inc.Δ	4,200	243,180
Avery Dennison Corporation	1,700	93,959
Ball Corporation	6,500	258,180
Bemis Co.Δ	6,300	175,581
Cabot CorporationΔ	4,100	146,780
Celanese Corporation Series AΔ	4,400	84,128
Chemtura CorporationΔ	8,300	105,410
CSX Corporation	83,900	4,259,603
Cytec Industries, Inc.Δ	3,000	142,890
Dow Chemical Co. (The)	86,944	3,809,886
duPont (E.I.) de Nemours & Co.	48,400	2,057,000
Eastman Chemical Co.Δ	9,800	505,582
Energizer Holdings, Inc.	1,200	59,748
Engelhard CorporationΔ	7,400	223,110
FMC Corporation*	2,000	106,340
Harsco CorporationΔ	800	54,008
Huntsman Corporation	4,700	80,934
International Paper Co.	30,500	1,025,105
Jacobs Engineering Group, Inc.*	700	47,509
Lafarge North America, Inc.	2,000	110,040
Louisiana-Pacific Corporation	7,900	217,013
Lubrizol Corporation	4,500	195,435
Lyondell Chemical Co.Δ	157,600	3,754,032
Martin Marietta Materials, Inc.	900	69,048
Masco Corporation	5,500	166,045
MeadWestvaco CorporationΔ	363,552	10,190,362
Monsanto Co.	3,600	279,108
Mosaic Co. (The)Δ	7,100	103,873
Newmont Mining Corporation	26,400	1,409,760
Nucor CorporationΔ	10,000	667,200
Owens-Illinois, Inc.Δ	9,200	193,568
Packaging Corporation of AmericaΔ	4,400	100,980
Pactiv CorporationΔ	382,100	8,406,200
Phelps Dodge Corporation	2,800	402,836
PPG Industries, Inc.	10,300	596,370
Praxair, Inc.	3,200	169,472
Precision Castparts Corporation	5,200	269,412
Rohm & Haas Co.	9,500	459,990
RPM International, Inc.Δ	6,900	119,853
Scotts Miracle-Gro Co. (The) Class AΔ	2,000	90,480
Sealed Air CorporationΔ	3,000	168,510
Sigma-Aldrich Corporation	4,500	284,805
Smurf it-Stone Container CorporationΔ	17,500	247,975
Sonoco Products Co.	5,800	170,520
Temple-Inland, Inc.	6,600	296,010
Timken Co.Δ	3,300	105,666
United States Steel CorporationΔ	7,200	346,104
USG CorporationΔ*	2,500	162,500
Valspar CorporationΔ	7,400	182,558
Vulcan Materials Co.	2,500	169,375
Weyerhaeuser Co.	14,800	981,832

		56,473,790

Other — 1.2%
3M Co.	61,800	4,789,500
Brunswick Corporation	2,200	89,452
Carlisle Cos., Inc.Δ	1,400	96,810
Eaton Corporation	6,700	449,503
General Electric Co.	240,500	8,429,525
Hillenbrand Industries, Inc.Δ	2,500	123,525
Honeywell International, Inc.	53,400	1,989,150
ITT Industries, Inc.	500	51,410
Johnson Controls, Inc.	9,400	685,354
SPX CorporationΔ	4,300	196,811
Teleflex, Inc.Δ	2,100	136,458
Textron, Inc.	5,900	454,182
Wesco Financial CorporationΔ	100	38,500

		17,530,180

Other Energy — 5.2%
Anadarko Petroleum Corporation	104,800	9,929,800
Apache Corporation	20,282	1,389,723
Arch Coal, Inc.Δ	2,600	206,700
Burlington Resources, Inc.	24,000	2,068,800
Chesapeake Energy CorporationΔ	12,700	402,971
Consol Energy, Inc.Δ	1,700	110,806
Cooper Cameron Corporation	2,200	91,080
Devon Energy Corporation	117,538	7,350,826
Dynegy, Inc. Class AΔ*	18,900	91,476
El Paso CorporationΔ	39,172	476,331
ENSCO International, Inc.	2,900	128,615
Equitable Resources, Inc.	1,800	66,042
ExxonMobil Corporation	636,300	35,740,971
Forest Oil Corporation*	3,800	173,166
Helmerich & Payne, Inc.Δ	700	43,337
Kerr-McGee Corporation	7,091	644,288

See Notes to Financial Statements.

Value Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
National Oilwell Varco, Inc.	4,481	$280,959
Newf ield Exploration Co.Δ	2,700	135,189
Noble Energy, Inc.	9,800	394,940
NRG Energy, Inc.Δ	5,500	259,160
Pioneer Natural Resouces Co.	7,703	394,933
Pogo Producing Co.Δ	4,300	214,183
Pride International, Inc.Δ	3,900	119,925
Reliant Energy, Inc.Δ	19,775	204,078
Rowan Cos., Inc.Δ	2,800	99,792
Sunoco, Inc.	31,800	2,492,484
Tesoro Corporation	25,800	1,587,990
Unit CorporationΔ*	700	38,521
Valero Energy Corporation	37,326	1,926,022
Vintage Petroleum, Inc.Δ	3,400	181,322
Williams Cos., Inc.	385,500	8,932,035

		76,176,465

Producer Durables — 6.2%
Agilent Technologies, Inc.Δ	4,600	153,134
Alliant Techsystems, Inc.Δ	1,000	76,170
American Power Conversion CorporationΔ	270,100	5,942,200
American Tower Corporation Class A*	1,600	43,360
Andrew Corporation	8,600	92,278
Beazer Homes USA, Inc.Δ	1,600	116,544
Centex Corporation	3,700	264,513
Crown Castle International Corporation	5,600	150,696
Cummins, Inc.Δ	1,300	116,649
Deere & Co.Δ	13,700	933,107
Diebold, Inc.Δ	1,000	38,000
Dover CorporationΔ	3,400	137,666
DR Horton, Inc.	4,633	165,537
Emerson Electric Co.Δ	156,200	11,668,140
Grainger (W.W.), Inc.	4,000	284,400
Hubbell, Inc. Class BΔ	3,600	162,432
Illinois Tool Works, Inc.Δ	51,600	4,540,284
Ingersoll-Rand Co., Ltd. Class A	43,800	1,768,206
JLG Industries, Inc.Δ	18,600	849,276
Kb Home	800	58,128
LAM Research Corporation	51,800	1,848,224
Lennar Corporation Class A	3,500	213,570
Lexmark International, Inc.Δ	81,100	3,635,713
MDC Holdings, Inc.Δ	810	50,204
Meritage Homes Corporation*	1,300	81,796
Mettler Toledo International, Inc.	1,100	60,720
Molex, Inc.	3,500	90,825
Nokia Corporation ADRΔ	742,900	13,595,070
Northrop Grumman Corporation	287,970	17,309,877
Novellus Systems, Inc.Δ	4,700	113,364
Pall CorporationΔ	7,200	193,392
Parker Hannif in Corporation	11,500	758,540
Pentair, Inc.	1,600	55,232
Pitney Bowes, Inc.	6,400	270,400
Pulte Homes, Inc.	13,100	515,616
Roper Industries, Inc.Δ	600	23,706
Ryland Group, Inc.Δ	600	43,278
Standard-Pacific Corporation	3,800	139,840
Steelcase, Inc. Class AΔ	2,900	45,907
Tektronix, Inc.	4,300	121,303
Teradyne, Inc.Δ	2,900	42,253
Terex CorporationΔ*	3,400	201,960
Thermo Electron CorporationΔ*	6,100	183,793
Thomas & Betts CorporationΔ*	2,100	88,116
Tyco International, Ltd.Δ	310,800	8,969,688
United Technologies Corporation	232,700	13,010,257
Xerox Corporation*	60,200	881,930

		90,105,294

Technology — 4.3%
ADC Telecommunications, Inc.Δ	7,842	175,190
Advanced Micro Devices, Inc.Δ*	11,200	342,720
Affiliated Computer Services, Inc. Class AΔ	3,100	183,458
Applera Corporation- Applied Biosystems Group	12,000	318,720
Arrow Electronics, Inc.*	7,900	253,037
Avaya, Inc.Δ	7,700	82,159
Avid Technology, Inc.Δ	400	21,904
Avnet, Inc.Δ*	6,200	148,428
AVX CorporationΔ	1,900	27,512
BEA Systems, Inc.Δ	20,400	191,760
BMC Software, Inc.	7,800	159,822
Cadence Design Systems, Inc.Δ	8,300	140,436
Ceridian CorporationΔ	4,000	99,400
Computer Associates International, Inc.Δ	7,300	205,787
Computer Sciences Corporation*	35,200	1,782,528
Compuware Corporation	14,300	128,271
Comverse Technology, Inc.	2,100	55,839
Electronic Data Systems CorporationΔ	460,000	11,058,400
Freescale Semiconductor, Inc. Series B	21,500	541,155
General Dynamics Corporation	22,100	2,520,505
Harris Corporation	1,800	77,418
Hewlett-Packard Co.	537,850	15,398,646
Ingram Micro, Inc. Class A	5,300	105,629
International Business Machines Corporation	15,300	1,257,660
International Rectifier CorporationΔ	1,200	38,280
Intersil Corporation Class A	5,900	146,792
Jds Uniphase CorporationΔ	49,200	116,112
Juniper Networks, Inc.	8,800	196,240
L-3 Communications Holdings, Inc.	3,100	230,485
LSI Logic CorporationΔ	15,300	122,400
Lucent Technologies, Inc.Δ*	275,300	732,298
Micron Technology, Inc.*	18,200	242,242
Microsoft Corporation	212,700	5,562,105
Motorola, Inc.	402,900	9,101,511
NCR Corporation	8,300	281,702
Novell, Inc.Δ	25,400	224,282
PerkinElmer, Inc.	17,100	402,876
Raytheon Co.Δ	108,400	4,352,260
Reynolds & Reynolds Co. (The) Class AΔ	2,600	72,982

See Notes to Financial Statements.

	Shares	Value
Sandisk CorporationΔ	2,600	$163,332
Sanmina-SCI CorporationΔ	18,076	77,004
Scientific-Atlanta, Inc.	1,400	60,298
Seagate TechnologyΔ	107,000	2,138,930
Seagate Technology, Inc.+	4,600	—
Siebel Systems, Inc.	27,800	294,124
Solectron Corporation	32,700	119,682
Sun Microsystems, Inc.Δ	87,500	366,625
Sybase, Inc.Δ	6,400	139,904
Symantec Corporation	24,282	424,935
Symbol Technologies, Inc.	2,325	29,807
Synopsys, Inc.	20,800	417,248
Tellabs, Inc.	28,366	309,189
Unisys Corporation*	19,400	113,102
Vishay Intertechnology, Inc.Δ	7,500	103,200

		61,856,331

Utilities — 10.4%
AGL Resources, Inc.Δ	4,400	153,164
Allegheny Energy, Inc.Δ*	9,600	303,840
Alliant Energy Corporation	55,600	1,559,024
Alltel Corporation	20,600	1,299,860
Ameren Corporation	12,800	655,872
American Electric Power Co., Inc.Δ	331,700	12,302,753
Aqua America, Inc.Δ	7,366	201,092
AT&T, Inc.	680,337	16,661,453
Atmos Energy CorporationΔ	3,800	99,408
BellSouth Corporation	116,200	3,149,020
Centerpoint Energy, Inc.Δ	21,500	276,275
CenturyTel, Inc.	8,900	295,124
Cinergy CorporationΔ	13,200	560,472
Citizens Communications Co.	19,700	240,931
CMS Energy CorporationΔ*	13,800	200,238
Comcast Corporation Class AΔ*	357,363	9,277,144
Consolidated Edison, Inc.Δ	16,200	750,546
Constellation Energy Group, Inc.	10,700	616,320
Dominion Resources, Inc.Δ	21,919	1,692,147
DPL, Inc.Δ	9,100	236,691
DTE Energy Co.	95,300	4,116,007
Duke Energy CorporationΔ	278,300	7,639,335
Edison InternationalΔ	20,100	876,561
Energen Corporation	34,900	1,267,568
Energy East Corporation	67,900	1,548,120
Entergy Corporation	188,700	12,954,255
Exelon CorporationΔ	145,274	7,719,860
FirstEnergy Corporation	20,712	1,014,681
FPL Group, Inc.	24,800	1,030,688
Great Plains Energy, Inc.Δ	4,100	114,636
Hawaiian Electric Industries, Inc.Δ	4,800	124,320
KeySpan CorporationΔ	100,800	3,597,552
Kinder Morgan, Inc.	800	73,560
MCI, Inc.Δ	17,000	335,410
MDU Resources Group, Inc.Δ	6,950	227,543
National Fuel Gas Co.Δ	4,300	134,117
Nisource, Inc.Δ	15,700	327,502
Nortel Networks CorporationΔ*	1,288,500	3,942,810
Northeast UtilitiesΔ	9,500	187,055
NSTARΔ	6,200	177,940
NTL, Inc.Δ	4,900	333,592
OGE Energy CorporationΔ	5,200	139,308
Oneok, Inc.Δ	6,100	162,443
Pepco Holdings, Inc.	10,398	232,603
PG&E CorporationΔ	23,200	861,184
Piedmont Natural Gas Co., Inc.Δ	3,100	74,896
Pinnacle West Capital CorporationΔ	5,400	223,290
PNM Resources, Inc.Δ	4,900	120,001
PPL CorporationΔ	270,700	7,958,580
Progress Energy, Inc.Δ	16,300	715,896
Progress Energy, Inc. Contingent Value Obligation+	3,100	1,209
Public Service Enterprise Group, Inc.Δ	14,600	948,562
Puget Energy, Inc.Δ	5,900	120,478
Questar CorporationΔ	4,400	333,080
Qwest Communications International, Inc.Δ*	91,700	518,105
SCANA Corporation	6,600	259,908
Sempra Energy	17,000	762,280
Southern Co. (The)Δ	48,200	1,664,346
Southern Union Co.Δ*	4,935	116,614
Sprint Nextel Corporation	144,684	3,379,818
TECO Energy, Inc.Δ	11,600	199,288
Telephone & Data Systems, Inc.Δ	5,600	201,768
TXU Corporation	96,800	4,858,392
UGI Corporation	7,600	156,560
US Cellular CorporationΔ	500	24,700
Vectren CorporationΔ	4,500	122,220
Verizon Communications, Inc.Δ	935,124	28,165,935
Westar Energy, Inc.	5,100	109,650
Western Gas Resources, Inc.Δ	700	32,963
Wisconsin Energy Corporation	7,000	273,420
WPS Resources CorporationΔ	2,200	121,682
Xcel Energy, Inc.Δ	26,540	489,928

		151,623,593

TOTAL COMMON STOCKS (Cost $1,158,632,878)		1,392,158,116

MONEY MARKET FUNDS — 20.7%
GuideStone Funds Money Market Fund (GS4 Class) ¥	61,632,845	61,632,845
Northern Institutional Liquid Assets Portfolio§	239,770,675	239,770,675

TOTAL MONEY MARKET FUNDS (Cost $301,403,520)		301,403,520

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill 3.94%, 04/06/06‡‡ (Cost $4,799,605)	$4,850,000	4,800,074

See Notes to Financial Statements.

Value Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
PREFERRED STOCK — 0.0%
Simon Property Group, L.P. REIT 6.00% (Cost $30,524)	570	$36,651

Total Investments — 116.6% (Cost $1,464,866,527)		1,698,398,361
Liabilities in Excess of Other Assets — (16.6)%		(241,572,358)

Net Assets — 100.0%		$1,456,826,003

PORTFOLIO SUMMARY+

	%
Financial Services	32.0
Money Market Funds	20.7
Healthcare	11.2
Utilities	10.4
Consumer Discretionary	9.8
Integrated Oils	7.0
Producer Durables	6.2
Other Energy	5.2
Technology	4.3
Materials & Processing	3.9
Futures Contracts	3.8
Consumer Staples	2.4
Auto & Transportation	2.0
Other	1.2
U.S. Treasury Obligations	0.3
Preferred Stock	—	*

	120.4

+	Based on net assets.

*	Rounds to less than 0.005%.

See Notes to Financial Statements.

Growth Equity Fund

The Fund is comprised of domestic, large-cap growth oriented stocks. The Fund posted a solid positive return and outperformed its benchmark, the Russell 1000® Growth Index, during the fourth quarter. Security selection in the consumer discretionary and health care sectors added value to benchmark-relative performance. Some of the Fund’s better performing holdings included Google, Genentech and Starbucks, while positions in Dell, XM Satellite Radio and Apollo Group detracted from overall fund performance. At the sub-adviser level, Sands delivered the strongest performance returns as a result of its security selection in the health care and consumer discretionary sectors.

Growth Equity Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	8.65%	8.45%	8.06%	5.26%	7.78%	5.26%
Since Inception	2.60%	2.47%	2.19%	0.66%	12.28%	8.63%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Growth Equity Fund SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
COMMON STOCKS — 97.3%
Auto & Transportation — 2.1%
Burlington Northern Santa Fe Corporation	90,765	$6,427,977
FedEx Corporation	160,058	16,548,397
Toyota Motor Corporation ADRΔ	35,596	3,724,054
Union Pacific Corporation	73,291	5,900,658

		32,601,086

Consumer Discretionary — 26.4%
Amazon.com, Inc.Δ	406,600	19,171,190
Apollo Group, Inc. Class AΔ	453,100	27,394,430
Bed Bath & Beyond, Inc.Δ	206,400	7,461,360
Carnival Corporation	109,875	5,875,016
Coach, Inc.	146,000	4,867,640
eBay, Inc.	1,172,075	50,692,244
Electronic Arts, Inc.	178,900	9,358,259
Google, Inc.Δ	173,740	72,077,776
Home Depot, Inc. (The)	136,057	5,507,587
Iron Mountain, Inc.Δ	110,500	4,665,310
Lowe’s Cos., Inc.	483,057	32,200,580
Marriott International, Inc. Class AΔ	130,900	8,766,373
Nike, Inc. Class B	83,325	7,231,777
Penney (JC) Co., Inc.Δ	135,050	7,508,780
Pixar, Inc.Δ	312,500	16,475,000
Starbucks Corporation	1,345,634	40,382,476
Target Corporation	337,325	18,542,755
Univision Communications, Inc. Class AΔ	160,000	4,702,400
XM Satellite Radio Holdings, Inc. Class AΔ	330,005	9,002,536
Yahoo!, Inc.Δ	1,292,475	50,639,171
Yum! Brands, Inc.	166,235	7,793,097

		410,315,757

Consumer Staples — 4.3%
CVS Corporation	166,527	4,399,643
Procter & Gamble Co.	535,771	31,010,425
Walgreen Co.	648,452	28,700,485
Wrigley (W.M.), Jr. Co.Δ	49,650	3,301,229

		67,411,782

Financial Services — 14.5%
AFLAC, Inc.Δ	204,700	9,502,174
American International Group, Inc.	173,600	11,844,728
Capital One Financial Corporation	109,900	9,495,360
Chicago Mercantile Exchange Holdings, Inc.Δ	63,056	23,172,449
Citigroup, Inc.	168,700	8,187,011
Commerce Bancorp, Inc.Δ	272,545	9,378,273
Countrywide Financial CorporationΔ	420,782	14,386,537
Franklin Resources, Inc.Δ	107,000	10,059,070
Genworth Financial, Inc. Class AΔ	140,500	4,858,490
Goldman Sachs Group, Inc.	33,512	4,279,818
Homestore, Inc.	200	1,020
Lehman Brothers Holdings, Inc.	93,585	11,994,789
Merrill Lynch & Co., Inc.	130,000	8,804,900
Moody’s CorporationΔ	213,700	13,125,454
PepsiCo, Inc.	278,613	16,460,456
Progressive Corporation (The)	302,646	$35,343,000
SLM Corporation	218,855	12,056,722
UBS AGΔ	113,673	10,815,986
UCBH Holdings, Inc.Δ	81,344	1,454,431
Zions BancorporationΔ	125,000	9,445,000

		224,665,668

Healthcare — 24.7%
Abbott Laboratories	113,725	4,484,177
Aetna, Inc.	99,700	9,402,707
Allergan, Inc.Δ	135,800	14,660,968
American Pharmaceutical Partners, Inc.Δ	149,800	5,810,742
Amgen, Inc.*	394,410	31,103,172
Amylin Pharmaceuticals, Inc.Δ	80,819	3,226,294
Genentech, Inc.	939,838	86,935,015
Genzyme Corporation	267,524	18,935,349
Gilead Sciences, Inc.	148,000	7,789,240
Health Net, Inc.	92,275	4,756,776
Intuitive Surgical, Inc.Δ	48,300	5,664,141
IVAX Corporation*	169,400	5,307,302
Johnson & Johnson	178,100	10,703,810
Medtronic, Inc.	621,055	35,754,136
Novartis AG ADRΔ	130,225	6,834,208
Patterson Cos., Inc.Δ	133,500	4,458,900
Pfizer, Inc.	168,900	3,938,748
Quest Diagnostics, Inc.Δ	121,370	6,248,128
Shire PLC ADRΔ	115,200	4,468,608
Stryker CorporationΔ	192,400	8,548,332
Teva Pharmaceutical Industries, Ltd. ADRΔ	539,750	23,214,647
UnitedHealth Group, Inc.	704,547	43,780,551
Varian Medical Systems, Inc.Δ*	149,200	7,510,728
Wyeth	223,925	10,316,225
Zimmer Holdings, Inc.	276,079	18,618,768

		382,471,672

Materials & Processing — 0.2%
St. Joe Co. (The)Δ	49,943	3,357,168

Other — 2.2%
General Electric Co.	950,607	33,318,775

Other Energy — 2.6%
Baker Hughes, Inc.	120,850	7,345,263
Canadian Natural Resources, Ltd.Δ	178,625	8,863,373
Halliburton Co.	71,080	4,404,117
Noble CorporationΔ	79,975	5,641,436
Schlumberger, Ltd.	51,600	5,012,940
Valero Energy Corporation	107,550	5,549,580
Weatherford International, Ltd.Δ	92,300	3,341,260

		40,157,969

Producer Durables — 3.5%
Boeing Co. (The)	125,000	8,780,000
Caterpillar, Inc.	222,799	12,871,098
KB HOMEΔ	80,758	5,867,876
Lennar Corporation Class A	107,713	6,572,647
Lockheed Martin Corporation	88,708	5,644,490
MDC Holdings, Inc.Δ	52,834	3,274,652
Toll Brothers, Inc.Δ	54,390	1,884,070

See Notes to Financial Statements.

Growth Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
United Technologies Corporation	175,000	$9,784,250

		54,679,083

Technology — 16.7%
Adobe Systems, Inc.	296,720	10,966,771
Apple Computer, Inc.*	399,590	28,726,525
Autodesk, Inc.	163,600	7,026,620
Avaya, Inc.Δ	548,025	5,847,427
Cisco Systems, Inc.	265,900	4,552,208
Cognizant Technology
Solutions Corporation
Class AΔ	94,925	4,779,474
Corning, Inc.*	267,200	5,253,152
Dell, Inc.	743,900	22,309,561
EMC Corporation*	494,325	6,732,706
General Dynamics Corporation	67,284	7,673,740
Hewlett-Packard Co.	366,650	10,497,190
Marvell Technology Group, Ltd.Δ	188,500	10,572,965
Maxim Integrated Products, Inc.Δ	164,880	5,975,251
Microsoft Corporation	380,500	9,950,075
Motorola, Inc.	914,139	20,650,400
Network Appliance, Inc.Δ	472,225	12,750,075
Oracle Corporation	362,550	4,426,736
Qualcomm, Inc.	959,813	41,348,744
Red Hat, Inc.Δ	357,600	9,741,024
Salesforce.com, Inc.Δ	179,000	5,736,950
Sandisk CorporationΔ	132,525	8,325,220
Seagate Technology, Inc.+	5,600	—
Symbol Technologies, Inc.	380	4,872
Texas Instruments, Inc.	215,400	6,907,878
Xilinx, Inc.	345,300	8,705,013

		259,460,577

Utilities — 0.1%
America Movil SA de CV ADR Series L	34,470	1,008,592

TOTAL COMMON STOCKS (Cost $1,155,442,229)		1,509,448,129

MONEY MARKET FUNDS — 16.1%
GuideStone Funds Money Market Fund (GS4 Class) ¥	39,952,766	39,952,766
Northern Institutional Liquid Assets Portfolio§	210,318,844	210,318,844

TOTAL MONEY MARKET FUNDS (Cost $250,271,610)		250,271,610

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill 3.94%, 04/06/06‡‡ (Cost $4,156,359)	$4,200,000	4,156,765

Total Investments — 113.7% (Cost $1,409,870,198)		1,763,876,504
Liabilities in Excess of Other Assets — (13.7)%		(212,045,444)

Net Assets — 100.0%		$1,551,831,060

PORTFOLIO SUMMARY+

%
Consumer Discretionary	26.4
Healthcare	24.7
Technology	16.7
Money Market Funds	16.1
Financial Services	14.5
Consumer Staples	4.3
Producer Durables	3.5
Other Energy	2.6
Other	2.2
Auto & Transportation	2.1
Futures Contracts	1.8
U.S. Treasury Obligations	0.3
Materials & Processing	0.2
Utilities	0.1

115.5

+	Based on net assets.

See Notes to Financial Statements.

Small Cap Equity Fund

The Fund is comprised of domestic, small-cap stocks with both value and growth style orientations. The Fund generated a positive return while outperforming its benchmark, the Russell 2000® Index, during the fourth quarter. Security selection within the consumer discretionary, financial services and health care sectors benefited benchmark-relative performance. The Fund’s holdings in Select Comfort, Medarex and Actuant were the largest contributors to performance, while Massey Energy, William Lyon Homes and Kensey Nash were the largest detractors from fund performance for the period. At the sub-adviser level, Lord Abbett delivered the strongest benchmark-relative returns and was rewarded for its security selection in the consumer discretionary and producer durables sectors.

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	6.48%	6.37%	6.00%	4.55%	5.61%	4.55%
Since Inception	8.24%	8.08%	7.81%	9.42%	11.96%	11.57%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
COMMON STOCKS — 95.8%
Auto & Transportation — 3.8%
Accuride Corporation	15,000	$193,500
Arkansas Best CorporationΔ	30,600	1,336,608
Autoliv, Inc.	37,400	1,698,708
CNF, Inc.	19,400	1,084,266
Dana CorporationΔ	23,700	170,166
Excel Maritime Carriers, Ltd.Δ*	25,920	296,784
ExpressJet Holdings, Inc.Δ	77,600	627,784
Genesee & Wyoming, Inc. Class AΔ	20,800	781,040
Greenbrier Co., Inc.	20,200	573,680
Noble International, Ltd.Δ	13,800	287,592
Old Dominion Freight Line, Inc.Δ	17,212	464,380
OMI CorporationΔ	93,700	1,700,655
Pacer International, Inc.	31,000	807,860
Republic Airways Holdings, Inc.Δ	22,748	345,769
Sea Containers, Ltd. Class AΔ	54,100	678,414
Teekay Shipping CorporationΔ	32,400	1,292,760
Tenneco Automotive, Inc.Δ*	40,700	798,127
Thor Industries, Inc.Δ	12,500	500,875
Titan International, Inc.Δ	19,700	339,825
TRW Automotive Holdings Corporation	30,900	814,215
Tsakos Energy Navigation, Ltd.Δ	16,000	586,720
UTI Worldwide, Inc.Δ	21,850	2,028,554
Vitran Corporation, Inc.*	51,061	1,005,902
Wabash National CorporationΔ	111,792	2,129,638
Winnebago Industries, Inc.Δ	10,100	336,128

		20,879,950

Consumer Discretionary — 17.5%
Aaron Rents, Inc.Δ	38,650	814,742
Advance Auto Parts, Inc.	12,050	523,693
Advisory Board Co. (The)Δ	17,500	834,225
Advo, Inc.	4,600	129,628
American Woodmark CorporationΔ	6,500	161,135
America’s Car-Mart, Inc.Δ	8,100	133,812
aQuantive, Inc.Δ	8,500	214,540
Bj’s Wholesale Club, Inc.	43,400	1,282,904
Brinker International, Inc.	15,100	583,766
Brown Shoe Co., Inc.Δ	16,000	678,880
Carmike Cinemas, Inc.Δ	17,500	443,800
Central Garden & Pet Co.Δ	32,000	1,470,080
Charlotte Russe Holding, Inc.Δ	33,300	693,639
Chemed Corporation	12,400	616,032
Citadel Broadcasting CorporationΔ	16,200	217,728
Coinstar, Inc.Δ	17,700	404,091
Computer Learning Centers	24,439	2
Convergys Corporation	64,100	1,015,985
Copart, Inc.	10,500	242,130
Corporate Executive Board Co.	21,000	1,883,700
CoStar Group, Inc.Δ	29,450	1,271,357
CRA International, Inc.	12,000	572,280
Ctrip.com International, Ltd. ADRΔ	8,800	508,200
Darden Restaurants, Inc.	20,600	800,928
Dave & Buster’s, Inc.Δ	52,100	917,481
Deckers Outdoor CorporationΔ	31,100	858,982
Dex Media, Inc.	5,500	148,995
Dillard’s, Inc. Class A	26,500	657,730
Domino’s Pizza, Inc.Δ	26,600	643,720
DTS, Inc.Δ	13,450	199,060
EarthLink, Inc.Δ	103,100	1,145,441
Educate, Inc.Δ	39,300	463,740
Education Management Corporation	127,200	4,262,472
Entercom Communications Corporation	19,100	566,697
Entravision Communications Corporation Class AΔ	228,758	1,628,757
Furniture Brands International, Inc.Δ	57,100	1,275,043
GameStop Corporation Class AΔ	11,900	378,658
Gaylord Entertainment Co.*	18,200	793,338
Global Imaging Systems, Inc.Δ	40,459	1,401,095
Guitar Center, Inc.Δ	8,300	415,083
Handleman Co.Δ	22,700	281,934
Harris Interactive, Inc.Δ	206,644	890,636
Heidrick & Struggles International, Inc.Δ	31,500	1,009,575
Helen of Troy, Ltd.Δ	36,300	584,793
Herbalife, Ltd.	34,400	1,118,688
Hibbett Sporting Goods, Inc.	12,900	367,392
Hudson Highland Group, Inc.Δ	22,400	388,864
Insight Enterprises, Inc.	73,900	1,449,179
Inter Parfums, Inc.Δ	35,100	630,396
Jack in the Box, Inc.Δ	18,600	649,698
Jackson Hewitt Tax Service, Inc.	28,500	789,735
Jakks Pacific, Inc.Δ	20,700	433,458
K-Swiss, Inc. Class AΔ	26,700	866,148
Life Time Fitness, Inc.Δ	18,800	716,092
Lithia Motors, Inc.Δ	5,300	166,632
Marchex, Inc. Class BΔ	24,400	548,756
MarineMax, Inc.Δ	10,800	340,956
Marvel Entertainment, Inc.Δ	35,400	579,852
Monro Muffler Brake, Inc.Δ	21,500	651,880
MPS Group, Inc.	65,700	898,119
MSC Industrial Direct Co., Inc. Class A	10,600	426,332
MWI Veterinary Supply, Inc.Δ	22,200	572,982
Navigant Consulting, Inc.Δ	26,600	584,668
Netflix, Inc.Δ	27,400	741,444
Novatel, Inc.Δ	21,700	599,137
Orient-Express Hotels, Ltd. Class A	15,900	501,168
Outdoor Channel Holdings, Inc.Δ	35,900	484,650
Oxford Industries, Inc.Δ	22,900	1,252,630
Pantry, Inc.Δ	23,300	1,094,867
Papa John’s International, Inc.Δ	12,800	759,168
Parlux Fragrance, Inc.Δ	26,700	815,151
Perry Ellis International, Inc.Δ	32,300	613,700
Providence Service Corporation	9,200	264,868

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Quicksilver, Inc.Δ	29,800	$412,432
Radio One, Inc. Class D	62,700	648,945
Rare Hospitality International, Inc.	11,150	338,849
Red Robin Gourmet Burgers, Inc.Δ	13,000	662,480
Regent Communications, Inc.	196,497	911,746
Resources Connection, Inc.Δ	86,400	2,251,584
Rocky Shoes and Boots, Inc.Δ	15,200	370,272
Rush Enterprises, Inc. Class AΔ	51,681	769,013
Russell CorporationΔ	19,000	255,740
SCP Pool CorporationΔ	85,725	3,190,684
Select Comfort CorporationΔ	182,557	4,992,934
Shaw Communications, Inc. Class B	56,900	1,233,592
SM&AΔ	131,283	1,080,459
Source Interlink Cos., Inc.Δ	51,200	569,344
The Sports Authority, Inc.Δ	25,300	787,589
Sportsman’s Guide, Inc.Δ	6,500	155,025
Stamps.com, Inc.Δ*	14,300	328,328
Stanley Furniture Co., Inc.Δ	36,000	834,480
Steiner Leisure, Ltd.	21,700	771,652
Strayer Education, Inc.Δ	20,300	1,902,110
Tech Data Corporation	36,000	1,428,480
Texas Roadhouse, Inc. Class A	28,400	441,620
THQ, Inc.Δ	36,800	877,680
Too, Inc.Δ	46,900	1,323,049
Toro Co.	59,400	2,599,938
Tractor Supply Co.	11,900	629,986
TRX, Inc.Δ	56,400	441,612
Tuesday Morning CorporationΔ	63,800	1,334,696
UniFirst Corporation	13,600	422,960
United Natural Foods, Inc.Δ	39,900	1,053,360
United Online, Inc.Δ	71,700	1,019,574
Universal Electronics, Inc.Δ	72,585	1,250,640
Universal Technical Institute, Inc.Δ	10,600	327,964
USANA Health Sciences, Inc.Δ	4,100	157,276
Vail Resorts, Inc.Δ	28,800	951,264
ValueClick, Inc.Δ	31,600	572,276
Ventiv Health, Inc.	15,900	375,558
Warnaco Group, Inc. (The)	65,520	1,750,694
WESCO International, Inc.	30,700	1,311,811
West Corporation	38,200	1,610,130

		95,674,943

Consumer Staples — 1.6%
Casey’s General Stores, Inc.	53,400	1,324,320
J & J Snack Foods CorporationΔ	35,176	2,089,806
John B. Sanfillippo & SonΔ*	34,900	451,257
Long’s Drug Stores CorporationΔ	14,500	527,655
Nash Finch Co.Δ	11,400	290,472
Pilgrim’s Pride CorporationΔ	45,000	1,492,200
Ruddick CorporationΔ	27,300	580,944
Sanderson Farms, Inc.Δ	19,700	601,441
SUPERVALU, Inc.	47,600	1,546,048

		8,904,143

Financial Services — 22.1%
Accredited Home Lenders Holding Co.Δ	46,500	2,305,470
Affiliated Managers Group, Inc.Δ	16,200	1,300,050
Alliance Data Systems Corporation	100,300	3,570,680
American Equity Investment Life Holding Co.Δ	26,800	349,740
American Financial Group, Inc.	25,000	957,750
American Home Mortgage Investment Corporation REITΔ	29,500	960,815
American Safety Insurance Holdings, Ltd.*	7,200	120,456
Arch Capital Group, Ltd.	13,800	755,550
Argonaut Group, Inc.Δ*	33,000	1,081,410
Assurant, Inc.	23,900	1,039,411
Assured Guaranty, Ltd.	30,100	764,239
Asta Funding, Inc.Δ	80,000	2,187,200
Axis Capital Holdings, Ltd.Δ	46,300	1,448,264
Banco Latinoamericano de Exportaciones SAΔ	53,400	977,220
Bank of Hawaii Corporation	27,800	1,432,812
Brookline Bancorp, Inc.Δ	77,323	1,095,667
Cardinal Financial CorporationΔ	36,500	401,500
CB Richard Ellis Group, Inc. Class A	25,600	1,506,560
City National Corporation	15,700	1,137,308
Cohen & Steers, Inc.Δ	33,300	620,379
Colonial Bancgroup, Inc.	27,900	664,578
Commerce Bancshares, Inc.Δ	22,811	1,188,909
Commerce Group, Inc.	10,800	618,624
CompuCredit CorporationΔ	38,300	1,473,784
Corus Bankshares, Inc.Δ	20,100	1,131,027
CVB Financial CorporationΔ	35,746	726,001
DealerTrack Holdings, Inc.Δ	42,300	887,454
Digital Insight CorporationΔ	33,300	1,066,266
Direct General CorporationΔ	42,900	725,010
Donegal Group, Inc. Class A	6,133	142,531
Doral Financial CorporationΔ	75,100	796,060
Downey Financial CorporationΔ	24,900	1,702,911
DST Systems, Inc.Δ	22,000	1,318,020
Dun & Bradstreet Corporation	10,700	716,472
Eaton Vance CorporationΔ	48,200	1,318,752
Endurance Specialty Holdings, Ltd.	9,800	351,330
Euronet Worldwide, Inc.Δ	28,300	786,740
Fair Isaac & Co., Inc.	29,000	1,280,930
Fieldstone Investment Corporation REITΔ	20,200	239,572
First Acceptance CorporationΔ*	31,611	325,277
First American Corporation	38,700	1,753,110
First Bancorp Puerto RicoΔ	108,300	1,344,003
First Cash Financial Services, Inc.	35,300	1,029,348
FirstFed Financial CorporationΔ*	47,000	2,562,440
Franklin Bank CorporationΔ	11,900	214,081
Fremont General CorporationΔ	109,600	2,546,008

See Notes to Financial Statements.

	Shares	Value
Global Payments, Inc.	52,000	$2,423,720
Greenhill & Co., Inc.Δ	20,400	1,145,664
Hanmi Financial Corporation	28,559	510,064
HCC Insurance Holdings, Inc.	120,035	3,562,639
HealthExtras, Inc.Δ	28,200	707,820
Henry (Jack) & Associates, Inc.Δ	95,200	1,816,416
Hilb, Rogal & Hobbs Co.Δ	80,282	3,091,660
Huron Consulting Group, Inc.	25,500	611,745
Independence Community Bank Corporation	16,000	635,680
IndyMac Bancorp, Inc.	36,900	1,439,838
Infinity Property & Casualty CorporationΔ	30,300	1,127,463
Investment Technology Group, Inc.*	39,800	1,410,512
Investors Financial Services CorporationΔ	55,100	2,029,333
iPayment, Inc.	10,800	448,416
ITLA Capital CorporationΔ	4,200	205,170
Jefferies Group, Inc.Δ	19,500	877,110
Jones Lang LaSalle, Inc.Δ	26,900	1,354,415
Kingsway Financial Services, Inc.Δ	12,000	241,560
Knight Capital Group, Inc. Class AΔ	112,700	1,114,603
LandAmerica Financial Group, Inc.Δ	22,100	1,379,040
Markel Corporation	4,700	1,490,135
Max Re Capital, Ltd.	41,500	1,077,755
Meadowbrook Insurance Group, Inc.Δ*	25,600	149,504
Midwest Banc Holdings, Inc.Δ	26,200	582,950
Municipal Mortgage & Equity LLCΔ	42,500	1,097,775
National Financial Partners Corporation	10,800	567,540
National Interstate CorporationΔ	14,900	284,143
New Century Financial Corporation REITΔ	15,400	555,478
North Pointe Holdings CorporationΔ	45,100	693,187
Nuveen Investments, Inc. Class AΔ	17,400	741,588
Ohio Casualty CorporationΔ	106,871	3,026,586
optionsXpress Holdings, Inc.Δ	39,900	979,545
Philadelphia Consolidated Holding Corporation	4,100	396,429
Phoenix Cos., Inc.Δ	22,700	309,628
Piper Jaffray Cos., Inc.Δ	33,400	1,349,360
Platinum Underwriters Holdings, Ltd.	22,900	711,503
PMI Group, Inc. (The)Δ	44,500	1,827,615
Portfolio Recovery Associates, Inc.Δ	20,600	956,664
Primus Guaranty, Ltd.Δ	64,500	841,725
PrivateBancorp, Inc.Δ	31,861	1,133,296
Provident Financial Holdings, Inc.Δ	4,300	113,090
Quanta Capital Holdings, Ltd.Δ	65,400	333,540
R&G Financial Corporation Class BΔ	68,200	900,240
Radian Group, Inc.	57,400	3,363,066
Raymond James Financial, Inc.Δ	33,300	1,254,411
Republic First Bancorp, Inc.	20,892	274,730
Ryder System, Inc.	25,400	1,041,908
Saxon Capital, Inc. REITΔ	74,500	844,085
Selective Insurance GroupΔ	2,600	138,060
Stancorp Financial Group, Inc.	32,200	1,608,390
Stewart Information Services CorporationΔ	24,100	1,172,947
Texas Capital Bancshares, Inc.Δ	45,500	1,019,655
Texas United Bancshares, Inc.Δ	9,037	164,112
TierOne CorporationΔ	39,900	1,173,459
UCBH Holdings, Inc.Δ	39,200	700,896
UICIΔ	37,400	1,328,074
United America Indemnity, Ltd. Class AΔ	14,100	258,876
USI Holdings CorporationΔ	180,187	2,481,175
W Holding Co., Inc.	12,500	102,875
W.R. Berkley Corporation	13,500	642,870
Webster Financial Corporation	19,500	914,550
Williams Scotsman International, Inc.Δ	27,600	477,756
Wilmington Trust Corporation	16,900	657,579
Wintrust Financial CorporationΔ	14,500	796,050
World Acceptance CorporationΔ	40,800	1,162,800
Wright Express CorporationΔ	45,700	1,005,400
Zenith National Insurance Corporation	28,350	1,307,502

		121,065,089

Healthcare — 12.5%
Adeza Biomedical Corporation	30,400	639,920
Alpharma, Inc. Class A	50,300	1,434,053
Amedisys, Inc.Δ	68,100	2,876,544
American Dental Partners, Inc.Δ	33,000	596,640
American Healthways, Inc.Δ	17,100	773,775
Andrx CorporationΔ	26,300	433,161
Angiotech Pharmaceuticals, Inc.Δ	22,500	295,875
Arqule, Inc.Δ	39,400	241,128
Arthrocare CorporationΔ	9,350	394,009
Aspect Medical Systems, Inc.Δ	11,200	384,720
Aspreva Pharmaceuticals CorporationΔ	20,000	314,400
AtriCure, Inc.	38,200	406,830
Axcan Pharma, Inc.Δ	30,600	463,284
BioMarin Pharmaceuticals, Inc.	61,400	661,892
Bio-Rad Laboratories, Inc. Class A	14,900	975,056
Biosite, Inc.Δ	8,700	489,723
Biovail CorporationΔ	29,700	704,781

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Cantel Medical CorporationΔ	5,100	$91,494
Cell Genesys, Inc.Δ	24,200	143,506
Charles River Laboratories International, Inc.Δ	11,600	491,492
Chattem, Inc.Δ*	18,100	658,659
Connetics CorporationΔ	33,700	486,965
Curis, Inc.Δ	99,600	354,576
CV Therapeutics, Inc.Δ	23,300	576,209
Dade Behring Holdings, Inc.	39,000	1,594,710
DaVita, Inc.	24,000	1,215,360
Digene CorporationΔ	18,600	542,562
Discovery Partners International, Inc.	30,200	80,030
DJ Orthopedics, Inc.	30,000	827,400
Eclipsys CorporationΔ	41,800	791,274
Enzon Pharmaceuticals, Inc.	16,700	123,580
ev3, Inc.Δ	29,000	427,460
Five Star Quality Care, Inc.+	2,086	—
Genesis HealthCare CorporationΔ	17,400	635,448
Genitope CorporationΔ	28,700	228,165
Haemonetics CorporationΔ	11,400	557,004
Icon PLC ADR	48,675	2,002,490
ICU Medical, Inc.Δ	22,000	862,620
Illumina, Inc.Δ	9,700	136,770
Immucor, Inc.Δ	9,700	226,592
Integra LifeSciences Holdings CorporationΔ	16,300	577,998
Intuitive Surgical, Inc.	7,300	856,071
IRIS International, Inc.Δ	21,200	463,432
Kensey Nash CorporationΔ	38,200	841,546
King Pharmaceuticals, Inc.	107,600	1,820,592
Kyphon, Inc.	42,700	1,743,441
LCA-Vision, Inc.Δ	68,510	3,254,910
Ligand Pharmaceuticals, Inc. Class BΔ	11,100	123,765
Magellan Health Services, Inc.	40,600	1,276,870
Medarex, Inc.Δ	187,400	2,595,490
Medicines Co.Δ	45,850	800,083
MGI Pharma, Inc.Δ	28,480	488,717
Nektar TherapeuticsΔ	52,700	867,442
Neurometrix, Inc.Δ	9,100	248,248
OCA, Inc.Δ	93,800	37,520
Odyssey HealthCare, Inc.Δ	24,900	464,136
On Assignment, Inc.	30,000	327,300
Onyx Pharmaceuticals, Inc.Δ	14,400	414,144
Option Care, Inc.Δ	116,491	1,556,320
Orthofix International NV	27,600	1,100,964
Owens & Minor, Inc.	22,600	622,178
Panacos Pharmaceuticals, Inc.	67,000	464,310
Par Pharmaceutical Cos., Inc.Δ*	53,722	1,683,647
Pediatrix Medical Group, Inc.	23,900	2,116,823
Pharmacyclics, Inc.Δ	16,800	59,640
Pharmion CorporationΔ	31,300	556,201
PolyMedica CorporationΔ	27,705	927,286
Protein Design Labs, Inc.Δ	14,500	412,090
Psychiatric Solutions, Inc.Δ*	10,100	593,274
QLT, Inc.Δ	74,200	471,912
Radiation Therapy Services, Inc.Δ	24,500	865,095
RehabCare Group, Inc.	5,700	115,140
Respironics, Inc.	35,600	1,319,692
Savient Pharmaceuticals, Inc.Δ	96,500	360,910
Sierra Health Services, Inc.	10,300	823,588
Stereotaxis, Inc.Δ	76,500	658,665
Stericycle, Inc.Δ	23,800	1,401,344
Steris Corporation	4,200	105,084
SuperGen, Inc.Δ	33,000	166,650
SurModics, Inc.Δ	20,900	773,091
Symmetry Medical, Inc.Δ	109,300	2,119,327
Syneron Medical, Ltd.Δ	7,700	244,475
Tanox, Inc.Δ	19,500	319,215
Techne CorporationΔ	14,300	802,945
TriPath Imaging, Inc.Δ	119,889	724,130
United Surgical Partners International, Inc.Δ	17,750	570,662
VCA Antech, Inc.	68,200	1,923,240
Ventana Medical SystemsΔ	26,400	1,118,040
WellCare Health Plans, Inc.Δ	18,400	751,640

		68,069,440

Integrated Oils — 0.3%
Giant Industries, Inc.Δ*	22,400	1,163,904
KCS Energy, Inc.*	12,000	290,640
Petrocorp, Inc. Escrow Shares+	500	—

		1,454,544

Materials & Processing — 9.3%
Agrium, Inc.Δ	56,700	1,246,833
Aleris International, Inc.Δ*	37,500	1,209,000
AptarGroup, Inc.	29,100	1,519,020
Armor Holdings, Inc.Δ	12,300	524,595
Beacon Roofing Supply, Inc.Δ	88,478	2,541,973
Building Materials Holding CorporationΔ	13,600	927,656
Carpenter Technology CorporationΔ	19,500	1,374,165
Century Aluminum Co.Δ*	37,700	988,117
Chaparral Steel, Co.Δ	15,600	471,900
Chicago Bridge & Iron Co. NV	7,500	189,075
Cleveland-Cliffs, Inc.Δ	25,601	2,267,480
Commercial Metals Co.Δ	91,836	3,447,523
DHB Industries, Inc.Δ	34,200	152,874
Eagle Materials, Inc.Δ	13,200	1,615,152
Eastman Chemical Co.	14,500	748,055
ElkCorp	56,462	1,900,511
Energy Conversion Devices, Inc.Δ	4,800	195,600
Forest City Enterprises, Inc. Class AΔ	26,600	1,008,938
Gibraltar Industries, Inc.	40,772	935,310
Gold Kist, Inc.Δ	15,300	228,735
Granite Construction, Inc.	10,300	369,873
Griffon Corporation	35,200	838,112
H.B. Fuller Co.Δ	36,200	1,160,934
Hexcel CorporationΔ*	148,672	2,683,530
Hughes Supply, Inc.	56,700	2,032,695
Infrasource Services, Inc.Δ	40,900	534,972
Interline Brands, Inc.	14,600	332,150
IPSCO, Inc.Δ	19,900	1,651,302
Lone Star Technologies, Inc.Δ	19,700	1,017,702

See Notes to Financial Statements.

	Shares	Value
Martin Marietta Materials, Inc.	12,900	$989,688
Maverick Tube CorporationΔ	27,600	1,100,136
Methanex Corporation	96,300	1,804,662
Minerals Technologies, Inc.	3,000	167,670
Mobile Mini, Inc.Δ	30,900	1,464,660
Quanex CorporationΔ	22,300	1,114,331
RBC Bearings, Inc.Δ	36,200	588,250
Reliance Steel & Aluminum Co.Δ	22,500	1,375,200
Ryerson Tull, Inc.Δ	7,300	177,536
Silgan Holdings, Inc.Δ	13,800	498,456
Steel Dynamics, Inc.Δ	42,400	1,505,624
Symyx TechnologiesΔ	24,200	660,418
Texas Industries, Inc.Δ	14,800	737,632
Timken Co.	32,600	1,043,852
Trammell Crow Co.Δ	82,800	2,123,820
Valspar CorporationΔ	26,000	641,420
Wellman, Inc.Δ	82,400	558,672

		50,665,809

Other — 0.2%
Ritchie Bros. Auctioneers, Inc.Δ	13,200	557,700
Walter Industries, Inc.Δ	14,900	740,828

		1,298,528

Other Energy — 5.9%
Alon USA Energy, Inc.Δ	20,200	396,930
Arch Coal, Inc.Δ	10,400	826,800
ATP Oil & Gas CorporationΔ	23,800	880,838
Brigham Exploration Co.Δ	68,200	808,852
CARBO Ceramics, Inc.	1,200	67,824
Carrizo Oil & Gas, Inc.Δ	14,400	355,824
Denbury Resources, Inc.	59,200	1,348,576
Encore Acquisition Co.	26,250	841,050
Energy Partners, Ltd.Δ	36,700	799,693
Foundation Coal Holdings, Inc.Δ	21,400	813,200
Grey Wolf, Inc.Δ	33,892	261,985
Hydril Co.	11,900	744,940
Key Energy Services, Inc.	39,303	529,411
KFX, Inc.Δ	25,100	429,461
Massey Energy Co.Δ	84,626	3,204,787
NRG Energy, Inc.Δ	30,400	1,432,448
Oil States International, Inc.Δ	17,100	541,728
Petroquest Energy, Inc.Δ	72,082	596,839
Pioneer Drilling Co.Δ	28,600	512,798
Pride International, Inc.	116,396	3,579,177
Quicksilver Resources, Inc.Δ	20,400	857,004
Remington Oil & Gas Corporation	15,200	554,800
St. Mary Land & Exploration Co.Δ	31,800	1,170,558
Tesoro Corporation	12,400	763,220
TODCO Class A	34,200	1,301,652
Toreador Resources CorporationΔ	15,800	332,906
Unit Corporation*	64,550	3,552,187
Universal Compression Holdings, Inc.Δ	33,800	1,389,856
Veritas DGC, Inc.Δ	43,400	1,540,266
Warren Resources, Inc.Δ	24,900	393,918
W-H Energy Services, Inc.	22,100	731,068
Whiting Petroleum CorporationΔ	13,900	556,000

		32,116,596

Producer Durables — 8.1%
A.O. Smith Corporation	24,400	856,440
Actuant Corporation Class AΔ	81,134	4,527,277
Advanced Energy Industries, Inc.Δ	49,800	589,134
AGCO CorporationΔ’	56,600	937,862
Alamo Group, Inc.Δ	24,700	506,350
Allied Defense Group, Inc. (The)Δ	16,400	373,428
Argon ST, Inc.Δ*	19,000	588,620
Arris Group, Inc.Δ	72,000	681,840
Astec Industries, Inc.Δ	11,750	383,755
ASV, Inc.Δ	19,600	489,608
ATMI, Inc.Δ	25,100	702,047
Beazer Homes USA, Inc.Δ	40,300	2,935,452
Centex Corporation	24,848	1,776,384
Cognex CorporationΔ	28,900	869,601
Cummins, Inc.Δ	17,500	1,570,275
Cymer, Inc.	19,600	695,996
Dionex CorporationΔ	16,000	785,280
ESCO Technologies, Inc.*	9,000	400,410
General Cable CorporationΔ*	8,600	169,420
Genlyte Group, Inc.Δ	29,976	1,605,814
Headwaters, Inc.Δ	27,200	963,968
Hovnanian Enterprises, Inc. Class AΔ	10,700	531,148
Itron, Inc.	13,650	546,546
Joy Global, Inc.	12,000	480,000
KB HOME	18,200	1,322,412
LAM Research Corporation	17,400	620,832
M/I Homes, Inc.Δ	28,200	1,145,484
Magnetek, Inc.Δ	33,800	109,850
Manitowoc Co., Inc.Δ	13,200	662,904
Measurement Specialties, Inc.Δ	95,300	2,320,555
Meritage Homes Corporation*	6,300	396,396
MTC Technologies, Inc.Δ	21,100	577,718
Orbital Sciences CorporationΔ	62,400	801,216
Orleans Homebuilders, Inc.Δ	32,300	592,705
Polycom, Inc.	25,000	382,500
Rofin-Sinar Technologies, Inc.	7,000	304,290
Roper Industries, Inc.	18,500	730,935
Rudolph Technologies, Inc.Δ	30,800	396,704
Ryland Group, Inc.	50,632	3,652,086
Sonic SolutionsΔ	10,800	163,188
Spectralink CorporationΔ	47,500	563,825
Standard-Pacific Corporation	20,800	765,440
Technical Olympic USA, Inc.Δ	44,600	940,614
United Industrial CorporationΔ	22,900	947,373
Varian Semiconductor Equipment Associates, Inc.Δ	21,000	922,530
VistaPrint, Ltd.	19,000	432,326
William Lyon Homes, Inc.Δ	9,000	908,100

See Notes to Financial Statements.

Small Cap Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
X-Rite, Inc.Δ	88,155	$881,550

		44,508,188

Technology — 11.0%
Aeroflex, Inc.	57,100	613,825
Alliance Semiconductor CorporationΔ	63,900	166,140
Alvarion, Ltd.Δ	64,500	562,440
American Reprographics Co.	34,900	886,809
Anaren, Inc.	45,000	703,350
Ansys, Inc.	17,200	734,268
Anteon International CorporationΔ	29,500	1,603,325
Atheros Communications, Inc.Δ	41,900	544,700
Avid Technology, Inc.Δ	41,200	2,256,112
Avocent Corporation	17,000	462,230
CACI International, Inc. Class AΔ	32,057	1,839,431
CallWave, Inc.Δ	27,400	136,726
Catapult Communications CorporationΔ	20,900	309,111
Coherent, Inc.Δ	12,100	359,128
CommScope, Inc.Δ	32,700	658,251
CSG Systems International, Inc.Δ	36,000	803,520
Cypress Semiconductor CorporationΔ	13,400	190,950
Emageon, Inc.Δ	44,900	713,910
Embarcadero Technologies, Inc.	63,800	464,464
Epicor Software CorporationΔ	53,600	757,368
EPIQ Systems, Inc.Δ	20,200	374,508
Equinix, Inc.Δ	24,250	988,430
F5 Networks, Inc.	12,100	691,999
Filenet Corporation	15,000	387,750
FLIR Systems, Inc.Δ	26,600	593,978
Genesis Microchip, Inc.Δ	46,700	844,803
Herley Industries, Inc.Δ	49,800	822,198
Hutchinson Technology, Inc.Δ	26,500	753,925
Imation Corporation	15,000	691,050
Informatica Corporation	97,300	1,167,600
Ingram Micro, Inc. Class A	74,400	1,482,792
Innovative Solutions & Support, Inc.Δ	14,250	182,115
InPhonic, Inc.Δ	7,100	61,699
Integrated Device Technology, Inc.	75,130	990,213
Intergraph CorporationΔ	40,200	2,002,362
IxiaΔ	24,400	360,632
j2 Global Communications, Inc.Δ	20,100	859,074
Kanbay International, Inc.Δ	38,800	616,532
Komag, Inc.Δ	27,700	960,082
LSI Logic CorporationΔ	67,700	541,600
Mantech International Corporation Class AΔ	14,500	403,970
Mercury Computer Systems, Inc.Δ	24,300	501,309
Merge Technologies, Inc.Δ	50,400	1,262,016
Micros Systems, Inc.	13,600	657,152
Microsemi CorporationΔ*	62,300	1,723,218
MicroStrategy, Inc. Class AΔ	12,000	992,880
Multi-Fineline Electronix, Inc.Δ	12,600	606,942
NAM TAI Electronics, Inc.Δ	26,100	587,250
Neoware Systems, Inc.Δ	20,600	479,980
Netgear, Inc.Δ	38,000	731,500
New Skies Satellites Holdings, Ltd.Δ	20,400	444,108
Novatel Wireless, Inc.Δ	28,900	349,979
Omnivision Technologies, Inc.Δ	44,300	884,228
Openwave Systems, Inc.Δ	18,800	328,436
Park Electrochemical Corporation	27,200	706,656
Plexus CorporationΔ	55,900	1,271,166
Portalplayer, Inc.Δ	19,600	555,072
Progress Software Corporation	9,100	258,258
Rackable Systems, Inc.	6,600	187,968
Radisys CorporationΔ	52,477	909,951
RADVision, Ltd.Δ	29,500	489,190
SafeNet, Inc.Δ	31,100	1,002,042
Sapient CorporationΔ	91,900	522,911
Semtech Corporation	24,500	447,370
Serena Software, Inc.	40,100	939,944
SI International, Inc.Δ	19,900	608,343
Sigmatel, Inc.Δ	22,700	297,370
Stratasys, Inc.Δ	62,096	1,553,021
Synaptics, Inc.Δ	17,400	430,128
Talx CorporationΔ	17,600	804,496
Tessera Technologies, Inc.Δ	14,700	379,995
Trident Microsystems, Inc.Δ	26,800	482,400
Trimble Navigation, Ltd.	20,700	734,643
Vasco Data Security InternationalΔ	14,750	145,435
Viasat, Inc.Δ	26,100	697,653
Volterra Semiconductor CorporationΔ	18,400	276,000
WebEx Communications, Inc.	36,300	785,169
Websense, Inc.Δ	43,301	2,842,277
Wind River Systems, Inc.Δ	100,500	1,484,385
Witness Systems, Inc.Δ	42,000	826,140
Xyratex, Ltd.Δ	7,200	127,296

		59,857,647

Utilities — 3.5%
Alliant Energy Corporation	49,800	1,396,392
Avista Corporation	34,600	612,766
CenturyTel, Inc.	54,400	1,803,904
CMS Energy CorporationΔ*	39,000	565,890
El Paso Electric Co.Δ	28,500	599,640
Energen Corporation	40,200	1,460,064
Energy East Corporation	37,900	864,120
Golden Telecom, Inc.Δ	29,600	768,416
IDT CorporationΔ	43,200	499,392
MDU Resources Group, Inc.	21,100	690,814
NeuStar, Inc. Class AΔ	19,900	606,751
Northeast Utilities	68,600	1,350,734
Oneok, Inc.Δ	51,100	1,360,793
Premiere Global Services, Inc.Δ	83,300	677,229
Sierra Pacific Resources*	174,900	2,280,696
Ubiquitel, Inc.	55,000	543,950
UGI Corporation	56,600	1,165,960
See Notes to Financial Statements.

	Shares	Value
Wisconsin Energy CorporationΔ	48,800	$1,906,128

		19,153,639

TOTAL COMMON STOCKS (Cost $458,657,665)		523,648,516

MUTUAL FUNDS — 0.1%
iShares Russell 2000
(Cost $524,308)	7,950	530,186

MONEY MARKET FUNDS — 48.7%
GuideStone Funds Money Market Fund (GS4 Class) ¥	19,118,712	19,118,712
Northern Institutional Liquid Assets Portfolio§	247,201,966	247,201,966

TOTAL MONEY MARKET FUNDS (Cost $266,320,678)		266,320,678

	Par
CORPORATE BOND — 0.0%
TIMCO Aviation Services, Inc. PIK 8.00%, 01/01/07+ (Cost $(37))	$1,214	—

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill 3.94%, 04/06/06‡‡ (Cost $1,543,791)	1,560,000	1,543,941

Total Investments — 144.9% (Cost $727,046,405)		792,043,321
Liabilities in Excess of Other Assets — (44.9)%		(245,397,372)

Net Assets — 100.0%		$546,645,949

PORTFOLIO SUMMARY+

	%
Money Market Funds	48.7
Financial Services	22.1
Consumer Discretionary	17.5
Healthcare	12.5
Technology	11.0
Materials & Processing	9.3
Producer Durables	8.1
Other Energy	5.9
Auto & Transportation	3.8
Utilities	3.5
Futures Contracts	2.7
Consumer Staples	1.6
Integrated Oils	0.3
U.S. Treasury Obligations	0.3
Other	0.2
Mutual Funds	0.1
Coporate Bond	—	*

	147.6

+	Based on net assets.

*	Rounds to less than 0.005%.

See Notes to Financial Statements.

International Equity Fund

The Fund is primarily comprised of international stocks located in developed countries, and to a much lesser extent, in international stocks located in emerging markets (economies not deemed to be developed). The Fund posted a strong positive return while outperforming its benchmark, the MSCI ACWI ex-U.S., during the fourth quarter. Security selection in the information technology and financials sectors benefited benchmark-relative performance. The Fund’s holdings in Mitsubishi Estate, Softbank and Orix were among the largest contributors to performance, while Vodafone Group, Takeda Pharmaceutical and Total were among the largest detractors from Fund performance for the quarter. At the sub-adviser level, Capital Guardian delivered the strongest benchmark-relative performance largely due to its security selection in the information technology and financials sectors.

International Equity Fund

Average Annual Total Returns as of 12/31/05

	GS2 Class*	GS4 Class*	GS6 Class*	Benchmark**	GS8 Class*	GS8 Class Benchmark**
One Year	17.66%	17.39%	17.15%	16.62%	16.67%	16.62%
Since Inception	11.45%	11.27%	10.81%	11.30%	21.31%	21.91%
Inception Date	08/27/01	08/27/01	08/27/01	08/27/01	11/08/04	11/08/04

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStone.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI® Ex-U.S.

*	These returns reflect expense waivers by the Fund’s investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The MSCI ACWI® Ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/ Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

International Equity Fund

SCHEDULE OF INVESTMENTS	December 31, 2005

	Shares	Value
FOREIGN COMMON STOCKS — 96.3%
Australia — 3.5%
Amcor, Ltd.Δ	774,792	$4,242,960
Brambles Industries, Ltd.Δ	42,740	317,087
Coles Myer, Ltd.Δ	718,919	5,381,073
Goodman Fielder, Ltd.	293,000	448,928
Insurance Australia Group, Ltd.Δ	70,878	281,627
John Fairfax Holdings, Ltd.Δ	495,000	1,455,167
Lend Lease Corporation, Ltd.Δ	414,209	4,396,948
Macquarie Bank, Ltd.	8,445	421,919
National Australia Bank, Ltd.Δ	261,912	6,221,049
Promina Group, Ltd.	78,500	278,534
QBE Insurance Group, Ltd.Δ	38,781	557,235
Quantas Airways, Ltd.	836,256	2,476,759
Rinker Group, Ltd.	109,318	1,318,320
Telstra Corporation, Ltd.	1,415,414	4,077,925
Wesfarmers, Ltd.Δ	77,857	2,110,135
Woodside Petroleum, Ltd.Δ	411,000	11,808,108
Woolworths, Ltd.Δ	74,358	918,525

		46,712,299

Austria — 0.1%
Erste Bank Der Oesterreichischen Sparkassen AG	11,600	644,753
Raiffeisen International Bank Holding AGΔ	3,400	222,467
Telekom Austria AGΔ	22,328	501,031

		1,368,251

Belgium — 1.3%
Colruyt SAΔ	40,100	5,535,487
Fortis	163,291	5,198,356
Suez SA	27,836	866,054
UCB SAΔ	124,400	5,843,930

		17,443,827

Brazil — 1.0%
All America Latina Logistica SA	5,100	217,562
All America Latina Logistica SA GDR	500	21,355
Aracruz Celulose SA ADR	5,700	228,057
Arcelor Brasil SA	37,473	448,721
Brasil Telecom Participacoes SA ADRΔ	32,600	1,217,610
Centrais Eletricas Brasileiras SA	12,435,400	202,089
Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	29,800	980,420
Companhia Vale do Rio Doce ADR	103,000	3,733,750
Cosan SA Industria e Comercio	1,500	43,705
CPFL Energia SA ADRΔ	7,500	261,375
Gol Linhas Aereas Inteligentes SA ADRΔ	4,800	135,408
Localiza Rent A Car SA	10,000	122,440
Lojas Renner SA	14,000	448,984
Natura Cosmeticos SA	3,800	167,354
Petroleo Brasileiro SA ADR ADR	37,200	2,394,564
Tele Norte Leste Participacoes SA ADRΔ	39,900	715,008
Tim Participacoes SA ADRΔ	19,600	495,488
Tractebel Energia SA	12,400	79,810
Unibanco ADRΔ	12,300	781,911

		12,695,611

Canada — 2.4%
Abitibi-Consolidated, Inc.	76,300	305,871
Alcan, Inc.	133,900	5,501,367
Barrick Gold CorporationΔ	15,300	426,411
Cameco Corporation	24,400	1,548,863
Canadian Natural Resources, Ltd.	22,000	1,090,679
Canadian Tire Corporation, Ltd. Class A	1,600	95,715
CGI Group, Inc.	107,400	859,237
Falconbridge, Ltd.	25,333	751,850
First Quantum Minerals, Ltd.	50,900	1,631,059
Inco, Ltd.Δ	35,100	1,529,307
Manulife Financial Corporation	10,200	599,040
Methanex Corporation	28,600	537,826
Potash Corporation of Saskatchewan	22,600	1,810,022
Rogers Communications, Inc. Class B	8,400	355,525
Suncor Energy, Inc.	142,400	8,981,692
Talisman Energy, Inc.	50,700	2,686,670
TELUS Corporation	19,000	782,262
TELUS Corporation (Non-Voting)	29,200	1,172,321
Toronto-Dominion Bank	11,600	610,012

		31,275,729

Cayman Islands — 0.0%
Sina CorporationΔ	18,400	444,544

Chile — 0.2%
AFP Provida SA ADRΔ	15,300	434,520
Banco de Credito e Inversiones	23,100	576,220
Banco Santander Chile SA ADRΔ	12,400	553,040
Centros Comerciales Sudamericanos SA	4,000	7,894
Embotelladora Andina SA ADR Class AΔ	30,100	392,805
Embotelladora Andina SA ADR Class BΔ	36,500	508,810
Empresas CMPC SA	4,300	106,183
Enersis SA ADRΔ	25,100	275,849
Masisa SA ADRΔ	11,000	104,060

		2,959,381

China — 0.4%
China Construction Bank Class H	7,081,000	2,465,768
China Petroleum & Chemical Corporation Class H	1,602,000	795,458
Jiangsu Expressway Co., Ltd. Class H	1,174,600	662,768
PetroChina Co., Ltd. Class H	890,000	728,882

		4,652,876

Colombia — 0.1%
BanColombia SA	73,000	489,753
BanColombia SA ADR	16,800	484,344

		974,097

Denmark — 1.0%
Danske Bank A/SΔ	60,694	2,138,062

See Notes to Financial Statements.

	Shares	Value
Novo-Nordisk AS Class B	200,699	$11,289,717

		13,427,779

Ecuador — 0.1%
Holcim Ecuador SA GDR GDR	26,250	876,750

Egypt — 0.5%
Commercial International Bank, Ltd. GDR	3,100	31,698
Commercial International Bank, Ltd. GDRΔ	7,900	80,779
MobiNil - Egyptian Mobile Services	62,495	2,181,812
Orascom Construction Industries GDR	83,672	3,188,248
Orascom Constructtion Industries GDR	4,800	365,799
Orascom Telecom Holding	3,650	383,563
Vodafone Egypt Telecommunications SAE	20,660	363,537

		6,595,436

Estonia — 0.0%
Tallink Group, Ltd.	30,000	175,808

Finland — 0.5%
Nokia OYJ	142,200	2,601,004
Stora Enso OYJ Class R	34,100	461,842
UPM-Kymmene OYJ	204,100	4,001,440

		7,064,286

France — 7.0%
Accor SA	21,200	1,166,079
Air France-KLMΔ	22,000	471,166
Air LiquideΔ	13,676	2,631,028
Assurances Generales de FranceΔ	27,100	2,685,392
AXA SA	111,700	3,604,890
BNP Paribas SA	62,600	5,065,540
Bouygues SAΔ	82,300	4,024,045
Carrefour SAΔ	58,083	2,721,684
Compagnie de Saint-Gobain	99,057	5,892,969
Dassault Systemes SA	9,500	536,369
Eiffage SA	18,104	1,956,853
Essilor International SA Compagnie Generale D’Optique	6,400	516,746
France Telecom SA	142,565	3,542,732
Groupe DanoneΔ	8,700	908,965
Lafarge SA	38,500	3,464,075
L’Oreal SAΔ	69,200	5,144,921
PPR SAΔ	6,537	736,377
Safran SA	10,600	253,495
Sanofi-Aventis	90,249	7,906,551
Schneider Electric SAΔ	27,100	2,417,494
Societe BIC SA	14,600	868,564
Societe Generale Class A	53,526	6,584,052
Societe Television Francaise 1Δ	166,400	4,617,680
Total SAΔ	78,582	19,741,556
Veolia Environnement	112,817	5,107,465
Vivendi Universal SAΔ	19,500	610,854

		93,177,542

Germany — 5.6%
Adidas-Salomon AG	28,086	5,320,137
Allianz AGΔ	36,000	5,452,828
BASF AG	29,393	2,251,792
Bayer AG	204,302	$8,535,662
Bayerische Motoren Werke AG	58,600	2,570,388
Commerzbank AG	21,000	646,903
Continental AGΔ	27,000	2,396,747
DaimlerChrysler AG	20,900	1,067,430
Deutsche Bank AGΔ	42,625	4,132,960
Deutsche Boerse AGΔ	4,125	422,721
Deutsche Post AGΔ	32,000	775,877
E.ON AG	44,200	4,572,955
Hannover Rueckversicherung AGΔ	47,600	1,686,656
Infineon Technologies AGΔ*	57,300	524,381
Metro AG	27,700	1,337,990
RWE AGΔ	111,112	8,228,131
SAP AG	11,800	2,139,638
SAP AG ADR	4,500	202,815
Schering AG	61,378	4,112,843
Siemens AG	149,449	12,809,864
Volkswagen AGΔ	92,672	4,894,335

		74,083,053

Ghana — 0.1%
AngloGold Ashanti, Ltd. ADRΔ	26,389	1,301,769

Greece — 0.3%
Altana AG	10,800	588,159
National Bank of Greece SA	26,239	1,118,311
Public Power Corporation	102,000	2,229,178

		3,935,648

Hong Kong — 4.5%
China Mengniu Dairy Co., Ltd.	669,000	569,461
China Mobile (Hong Kong), Ltd.Δ	963,500	4,560,491
China Resources Power Holdings Co.	1,314,900	741,933
China Shenhua Energy Co., Ltd. Class HΔ	2,608,500	2,876,410
China Telecom Corporation, Ltd. Class H	5,442,000	2,000,309
CLP Holdings, Ltd.	1,150,000	6,674,276
CNOOC, Ltd.Δ	9,265,000	6,273,336
Denway Motors, Ltd.	4,816,000	1,599,402
Global Bio-Chem Technology Group Co., Ltd.	1,155,000	506,471
Hang Lung Group, Ltd.	200,000	424,316
Hang Lung Properties, Ltd.Δ	1,695,000	2,645,141
Hong Kong & China Gas	231,000	493,064
Hong Kong & China Gas Co., Ltd.	3,453,000	7,370,355
Hong Kong Electric Holdings, Ltd.	636,000	3,149,794
Hutchison Whampoa, Ltd.Δ	556,000	5,295,648
Jardine Matheson Holdings, Ltd.	124,000	2,132,800
Johnson Electric Holdings, Ltd.Δ	446,500	423,255
Li & Fung, Ltd.	516,000	994,912
Solomon Systech International, Ltd.Δ	1,464,400	609,092
Sun Hung Kai Properties, Ltd.Δ	258,000	2,512,236
Swire Pacific, Ltd. Class AΔ	363,500	3,262,928
Techtronic Industries Co.Δ	659,000	1,568,107
Wharf Holdings, Ltd.Δ	682,000	2,410,065

		59,093,802

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Hungary — 0.1%
Mol Magyar Olaj-es Gazipari Rt.	2,424	$226,767
Mol Magyar Olaj-es Gazipari Rt. GDR	11,481	1,064,289
OTP Bank Rt.	17,587	574,570

		1,865,626

India — 1.2%
Andhra Bank, Ltd.	883,684	1,812,736
Asian Paints, Ltd.	65,600	841,814
Bharat Heavy Electricals, Ltd.	9,611	296,276
Bharti Televentures, Ltd.	108,775	835,727
Container Corporation of India, Ltd.	40,000	1,288,499
GAIL India, Ltd. GDR	32,800	1,169,320
Gujarat Ambuja Cements, Ltd.	999,000	1,767,316
Hero Honda Motors, Ltd.	30,200	577,018
Hindustan Petroleum Corporation, Ltd.	21,728	158,753
ICICI Bank, Ltd. ADRΔ	30,900	889,920
Industrial Development Bank of India, Ltd.	152,768	329,846
Infosys Technologies, Ltd. ADR	17,622	1,173,658
Infosys Technologies, Ltd. ADRΔ	13,234	1,070,101
Jet Airways India, Ltd.	17,668	449,485
Ranbaxy Laboratories, Ltd. GDRΔ	167,000	1,334,330
Reliance Industries, Ltd.	17,570	347,397
Sesa GOA, Ltd.	11,720	263,677
Steel Authority of India	125,789	150,964
Sun Pharmaceuticals Industries, Ltd.	56,000	848,992
Tata Motors, Ltd.	30,858	447,834
Tata Steel, Ltd.	45,028	380,579

		16,434,242

Indonesia — 0.7%
Bank Rakyat Indonesia	7,582,500	2,321,980
PT Bank Mandiri Persero TBK	7,258,723	1,205,559
PT Bumi Resources TBK	3,211,500	247,658
PT Panin Life TBK	28,581,000	392,516
PT Ramayana Lestari Sentosa TBK	6,813,500	559,442
PT Telekomunikasi Indonesia TBK	6,652,700	3,968,589
PT Unilever Indonesia TBK	743,300	323,256

		9,019,000

Ireland — 0.5%
Allied Irish Banks PLC	120,500	2,590,692
CRH PLC	128,462	3,778,286
Irish Life & Permanent PLC	35,300	721,321

		7,090,299

Israel — 0.3%
Bank Hapoalim, Ltd.	119,700	555,620
Bank Leumi Le-Israel BM	49,800	190,832
Check Point Software Technologies, Ltd.Δ	66,300	1,332,630
Lipman Electronic Engineering, Ltd.Δ*	7,800	181,506
Teva Pharmaceutical Industries, Ltd. ADRΔ	27,600	1,187,076

		3,447,664

Italy — 2.0%
Banca Intesa SpA	2,220,406	$11,763,549
Ente Nazionale Idrocarburi SpA	179,949	4,991,541
Mediaset SpA	399,019	4,227,947
UniCredito Italiano SpA	746,810	5,128,036

		26,111,073

Japan — 26.2%
Acom Co., Ltd.	39,000	2,506,635
Advantest CorporationΔ	47,300	4,768,703
Aeon Co., Ltd.	100,800	2,564,124
Aiful Corporation	6,900	576,292
Ajinomoto Co., Inc.	182,000	1,862,670
Asahi Glass Co., Ltd.	216,000	2,789,401
Astellas Pharma, Inc.	158,400	6,178,319
Bridgestone Corporation	152,000	3,164,116
Canon, Inc.	214,800	12,567,262
Chubu Electric Power Co., Inc.Δ	20,100	478,916
Credit Saison Co., Ltd.	40,500	2,022,682
Daiichi Sankyo Co., Ltd.	62,800	1,211,430
Daikin Industries, Ltd.	176,000	5,148,599
Daiwa House Industry Co., Ltd.	47,000	734,879
Denso Corporation	325,500	11,233,179
East Japan Railway Co.	399	2,743,791
Eisai Co., Ltd.	140,100	5,880,315
FamilyMart Co., Ltd.	68,000	2,300,589
Fanuc, Ltd.	136,100	11,551,796
Fast Retailing Co., Ltd.	28,900	2,825,429
Hankyu Holdings, Inc.	54,000	351,193
Hirose Electric Co., Ltd.	41,000	5,468,521
Hitachi, Ltd.	425,000	2,864,926
Honda Motor Co., Ltd.	97,600	5,569,576
Hoya Corporation	22,000	790,944
JS Group Corporation	127,000	2,541,400
JSR CorporationΔ	85,000	2,234,282
Kansai Electric Power Co., Inc. (The)	59,800	1,285,395
Kao Corporation	215,000	5,760,800
KDDI Corporation	848	4,889,473
Keyence Corporation	29,200	8,306,779
Kuraray Co., Ltd.	263,000	2,725,111
Matsushita Electric Industrial Co., Ltd.	198,686	3,832,710
Millea Holdings, Inc.	772	13,288,337
Mitsubishi CorporationΔ	78,300	1,732,844
Mitsubishi Electric Corporaiton	234,700	1,661,716
Mitsubishi Estate Co., Ltd.Δ	942,100	19,571,332
Mitsubishi Heavy Industries, Ltd.	646,000	2,848,349
Mitsubishi Tokyo Financial Group, Inc.	1,362	18,477,975
Mitsui & Co., Ltd.Δ	56,000	719,379
Mitsui Fudosan Co., Ltd.	31,000	629,542
Mitsui Sumitomo Insurance Co., Ltd.	42,000	513,893
Mizuho Financial Group, Inc.	204	1,619,061
Murata Manufacturing Co., Ltd.	7,200	461,542
NGK Spark Plug Co., Ltd.Δ	38,000	821,639
Nidec Corporation	8,600	731,403
Nikko Cordial Corporation	235,000	3,722,220
Nintendo Co., Ltd.	20,000	2,416,585
Nippon Electric Glass Co., Ltd.	65,000	1,419,214
Nippon Steel Corporation	154,000	548,438
Nippon Telegraph & Telephone Corporation	807	3,667,715

See Notes to Financial Statements.

	Shares	Value
Nissan Motor Co., Ltd.	158,900	$1,610,086
Nitto Denko CorporationΔ	49,900	3,888,422
NTT Data CorporationΔ	765	3,807,648
NTT DoCoMo, Inc.	2,440	3,724,085
Obayashi Corporation	63,000	464,213
Omron Corporation	20,000	461,271
ORIX Corporation	35,200	8,969,008
Osaka Gas Co., Ltd.	461,000	1,590,936
Pioneer CorporationΔ	110,300	1,530,087
Ricoh Co., Ltd.	48,000	840,463
Rohm Co., Ltd.	61,200	6,657,871
Secom Co., Ltd.	116,000	6,068,767
Sekisui Chemical Co., Ltd.	156,000	1,055,565
Sekisui House, Ltd.	24,000	301,997
Sharp Corporation	119,000	1,810,201
Shimamura Co., Ltd.Δ	16,400	2,269,454
Shin-Etsu Chemical Co., Ltd.	139,000	7,389,918
SMC Corporation	16,400	2,343,155
Softbank CorporationΔ	193,200	8,158,189
Sompo Japan Insurance, Inc.	82,900	1,121,173
Sony Corporation	120,000	4,904,397
Sumco Corporation	4,800	251,935
Sumitomo Chemical Co., Ltd.	312,000	2,142,875
Sumitomo Corporation	183,000	2,366,346
Sumitomo Mitsui Financial Group, Inc.	659	6,984,780
Sumitomo Realty & Development Co., Ltd.	32,000	695,977
Sumitomo Trust & Banking Co., Ltd.	310,000	3,167,423
Suzuki Motor Corporation	121,300	2,247,344
T&D Holdings, Inc.	59,150	3,922,101
Takeda Pharmaceutical Co., Ltd.	291,100	15,747,810
Takefuji Corporation	28,800	1,956,061
TDK Corporation	27,100	1,868,173
TIS, Inc.Δ	22,900	706,796
Tokyo Electric Power Company, Inc.	22,100	536,876
Tokyo Electron, Ltd.	38,400	2,412,719
Tokyo Gas Co., Ltd.Δ	617,000	2,741,408
Tokyu CorporationΔ	529,000	3,740,925
Toyota Motor Corporation	218,900	11,359,376
Trend Micro, Inc.	26,500	1,002,162
Uni-Charm CorporationΔ	9,000	404,460
Ushio, Inc.Δ	26,000	607,368
West Japan Railway Co.	483	2,014,974
Yahoo! Japan Corporation	1,201	1,822,860
Yamada Denki Co., Ltd.	15,700	1,964,913
Yamato Transport Co., Ltd.	98,500	1,633,663

		345,847,652

Luxembourg — 0.1%
SES Global	48,900	839,440

Malaysia — 0.3%
AirAsia BHD	1,208,000	508,194
Astro All Asia Networks PLC	100,400	139,463
Commerce Asset Holdings BHD	347,900	524,681
IOI Corporation BHD	274,500	900,595
MK Land Holdings BHD	841,300	113,524
O.Y.L. Industries BHD	840,300	755,925
Telekom Malaysia BHD	160,300	405,044
Tenaga Nasional BHD	157,500	412,555
Titan Chemicals Corporation BHD	455,800	172,455

		3,932,436

Mexico — 0.9%
America Movil SA de CV ADR Series L	130,883	3,829,637
Cemex SA de CV	259,234	1,537,728
Coca-Cola Femsa SA de CV ADRΔ	7,500	202,575
Corporacion GEO SA de CV Class B	28,000	98,754
Grupo Mexico SA de CV Series B	54,000	125,953
Grupo Televisa SA ADR	27,542	2,217,131
Kimberly-Clark de Mexico SAde CV Class A	55,000	196,567
Telefonos de Mexico SA de CV ADR Class LΔ	56,500	1,394,420
Urbi Desarrollos Urbanos SA	45,700	315,913
Wal-Mart de Mexico SA de CV Series V	336,498	1,867,236

		11,785,914

Netherlands — 4.2%
ABN AMRO Holding NV	86,698	2,267,346
Aegon NV	110,570	1,799,919
Akzo Nobel NV	41,000	1,900,328
ING Groep NV	345,214	11,974,819
Koninklijke Numico NV	63,715	2,638,605
Reed Elsevier NV	544,638	7,608,567
Royal Dutch Shell PLC Class A	562,934	17,181,193
Royal KPN NV	433,600	4,347,961
TNT NV	93,600	2,925,450
Unilever NV	33,000	2,260,113

		54,904,301

New Zealand — 0.3%
Telecom Corporation of New Zealand, Ltd.	955,696	3,922,108

Norway — 0.5%
DNB NOR ASA	66,000	704,073
Norsk Hydro ASA	28,000	2,874,965
Norske Skogindustrier ASAΔ	27,284	433,557
Tandberg ASAΔ	92,300	564,798
Telenor ASA	228,325	2,241,200
Yara International ASA	28,000	407,598

		7,226,191

Panama — 0.0%
Copa Holdings SA Class A	2,100	57,330

Peru — 0.0%
Credicorp, Ltd.Δ	18,700	426,173

Philippines — 0.1%
Globe Telecom, Inc.	24,800	342,949
SM Prime Holdings, Inc.	9,390,000	1,394,168

		1,737,117

Poland — 0.1%
Powszechna Kasa Oszczednosci Bank Polski SA	120,441	1,075,250

Portugal — 0.5%
Banco Comercial Portugues SA Series RΔ	1,072,558	2,958,623

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Portugal Telecom SGPS SAΔ	333,861	$3,379,440

		6,338,063

Romania — 0.0%
SNP Petrom SA*	1,991,000	303,735

Russia — 0.5%
LUKOIL ADR	55,791	3,319,565
Mechel OAO ADRΔ	8,500	205,445
Mining and Metallurgical Co. Norilsk Nickel ADR	4,003	376,682
Mobile Telesystems ADR	42,300	1,480,500
Uralsvyazinform ADR	21,300	154,638
Vimpel-Communications ADRΔ	10,800	477,684
Wimm-Bill-Dann Foods OJSC ADRΔ	49,800	1,196,694

		7,211,208

Singapore — 0.6%
DBS Group Holdings, Ltd.	54,000	535,891
Neptune Orient Lines, Ltd.	273,000	551,698
Oversea-Chinese Banking Corporation	628,800	2,533,883
Singapore Telecommunications, Ltd.Δ	2,819,571	4,426,115
United Overseas Bank, Ltd.	47,000	412,715

		8,460,302

South Africa — 1.6%
ABSA Group, Ltd.	41,600	664,022
African Bank Investments, Ltd.	321,300	1,244,069
Alexander Forbes, Ltd.	400,000	916,634
Anglo American PLCΔ	111,440	3,763,687
Aspen Pharmacare Holdings, Ltd.	32,847	173,384
Edgars Consolidated Stores, Ltd.	46,450	258,108
FirstRand, Ltd.	237,438	692,332
Impala Platinum Holdings, Ltd.	2,649	390,181
Imperial Holdings, Ltd.	3,943	87,615
JD Group, Ltd.	16,985	205,753
Liberty Group, Ltd.Δ	6,758	80,637
Massmart Holdings, Ltd.	53,419	436,048
Mittal Steel South Africa, Ltd.	48,802	472,402
MTN Group, Ltd.	363,344	3,568,839
Naspers, Ltd.Δ	39,718	703,092
Pick’n Pay Stores, Ltd.	49,700	225,427
Sanlam, Ltd.	247,743	594,740
Sasol, Ltd.	79,971	2,862,652
Standard Bank Group, Ltd.	303,612	3,637,586
Telkom SA, Ltd.	22,016	468,851

		21,446,059

South Korea — 3.7%
Amorepacific Corporation	980	305,588
Daelim Industrial Co., Ltd.	4,690	331,636
Hankook Tire Co., Ltd.	85,295	1,190,516
Honam Petrochemical Corporation	17,000	833,140
Hyundai Mobis	21,980	1,992,613
Hyundai Motor Co.	14,530	1,382,269
Kookmin Bank ADR	91,241	6,876,533
Kookmin Bank ADRΔ	60,321	4,506,582
Korea Electric Power Corporation	62,010	2,317,670
Korea Electric Power Corporation ADRΔ	1,900	37,031
KT Corporation ADR	30,870	1,244,481
KT Freetel	9,810	237,372
Kumho Tire Co., Inc.	18,640	288,608
LG Philips LCD Co., Ltd.	27,840	1,165,589
LG.Philips LCD Co., Ltd. ADRΔ	6,300	135,198
NCSoft Corporation*	12,140	913,193
Samsung Electronics Co., Ltd.	14,023	8,413,444
Samsung Electronics Co., Ltd. (Non-Voting Shares) GDR 144AΔ	10,309	2,503,694
Samsung Electronics Co., Ltd. GDR	1,200	395,400
Samsung Electronics Co., Ltd. GDR 144A	9,859	3,213,672
Samsung Fire & Marine Insurance Co., Ltd.	14,100	1,771,979
Samsung Securities Co., Ltd.	46,450	2,799,526
Shinsegae Co., Ltd.	7,310	3,185,789
SK Telecom Co., Ltd.	6,400	1,145,198
S-Oil Corporation	5,220	364,342
STX Pan Ocean Co., Ltd.	768,000	408,793
Tae Young Corporation	10,000	702,379

		48,662,235

Spain — 3.4%
Acerinox SA	61,756	898,553
Banco Bilbao Vizcaya Argentaria SA	130,600	2,331,618
Banco Santander Central Hispano SA	721,784	9,527,853
Endesa SA	60,800	1,599,413
Iberdrola SAΔ	234,085	6,398,975
Inditex SAΔ	154,690	5,045,414
Repsol YPF SA	229,937	6,715,695
Telefonica SA	869,996	13,091,088

		45,608,609

Sweden — 1.0%
Assa Abloy AB Class B	68,000	1,069,923
Atlas Copco AB Class A	40,200	895,638
Hennes & Mauritz AB Class B	93,400	3,174,272
Nordea Bank AB	250,000	2,628,134
Telefonaktiebolaget LM Ericsson ADRΔ	14,600	502,240
Telefonaktiebolaget LM Ericsson Class BΔ	1,251,500	4,300,579

		12,570,786

Switzerland — 3.9%
Adecco SA	8,276	381,664
Ciba Specialty Chemicals, Inc.Δ	26,600	1,720,635
Compagnie Financiere Richemont AG Class A	74,974	3,263,584
Credit Suisse Group	33,185	1,692,017
Geberit AG	680	538,184
Givaudan SA	750	508,257
Holcim, Ltd.	47,817	3,256,818
Nestle SA	38,660	11,562,254
Nobel Biocare Holding AG	9,269	2,038,538
Novartis AG	194,269	10,208,344
Roche Holding AG	56,337	8,458,803
Swiss Reinsurance	37,922	2,776,223
Swisscom AG	3,101	978,760
UBS AG	12,165	1,158,131

See Notes to Financial Statements.

	Shares	Value
Zurich Financial Services AG	11,900	$2,535,672

		51,077,884

Taiwan — 1.6%
Advantech Co., Ltd.	151,544	429,336
AU Optronics Corporation	1,506,380	2,248,568
Basso Industry Corporation	216,060	489,692
Cathay Financial Holding Co., Ltd.	813,510	1,474,536
Chi Mei Optoelectronics Corporation	396,409	586,888
Chinatrust Financial Holding Co., Ltd.	838,173	663,869
Chunghwa Telecom Co., Ltd.	347,000	600,417
Faraday Technology Corporation	292,934	517,575
Foxconn Technology Co., Ltd.	83,700	416,887
High Tech Computer Corporation	90,000	1,688,879
HON HAI Precision Industry Co., Ltd.	117,961	646,824
Lite-On Technology Corporation	120,000	163,587
MediaTek, Inc.	110,171	1,298,834
Phoenixtec Power Co., Ltd.	419,605	457,614
Quanta Computer, Inc.	147,715	207,444
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,183,035	7,964,288
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	35,700	353,787
Vanguard International Semiconductor Corporation	1,090,395	830,423

		21,039,448

Thailand — 0.5%
Airports of Thailand Public Co., Ltd.	681,100	871,609
Kasikornbank Public Co., Ltd.	730,300	1,335,101
PTT Exploration and Production Public Co., Ltd.	157,800	1,815,517
PTT Public Co., Ltd.Δ	350,500	1,930,847
Siam City Cement Public Co., Ltd.	26,500	217,038
Siam Commercial Bank Public Co., Ltd.	104,700	133,985
Thai Oil Public Co., Ltd.	137,500	212,828

		6,516,925

Turkey — 0.3%
Arcelik AS	35,990	250,504
Migros Turk TAS	113,425	1,100,235
Turkcell Iletisim Hizmet AS ADRΔ	12,000	184,320
Türkiye Garanti Bankasi AS*	185,912	674,543
Türkiye Is Bankasi	97,783	847,137
Yapi ve Kredi Bankasi*	89,000	415,180

		3,471,919

United Kingdom — 12.6%
ARM Holdings PLC	110,000	228,997
AstraZeneca PLC	98,051	4,793,159
Aviva PLC	376,563	4,567,501
BG Group PLC	1,700,208	16,805,212
BHP Billiton PLC	66,164	1,082,908
BOC Group PLC	231,887	4,779,529
Boots Group PLCΔ	396,683	4,129,057
BP PLC	850,704	9,059,850
Brambles Industries PLC	594,564	4,265,663
Cadbury Schweppes PLC	50,083	473,489
Capita Group PLC	185,880	1,332,785
Carnival PLC	66,851	3,795,542
Cattles PLC	237,000	1,342,536
Centrica PLC	409,500	1,794,816
Compass Group PLC	352,168	1,336,012
GKN PLC	479,201	2,374,445
GlaxoSmithKline PLC	365,437	9,236,049
HBOS PLC	608,474	10,395,447
HSBC Holdings PLC	65,300	1,048,206
Johnston Press PLC	42,300	338,775
Kesa Electricals PLC	185,000	827,555
Kingfisher PLC	1,457,293	5,948,466
Lloyds TSB Group PLC	685,281	5,759,505
Misys PLC	564,300	2,317,957
Northern Rock PLC	31,400	509,440
Pearson PLC	57,000	674,217
Prudential PLC	295,000	2,791,493
Reckitt Benckiser PLC	150,720	4,978,792
Reed Elsevier PLC	218,400	2,051,621
Rio Tinto PLC	260,235	11,887,270
Rolls-Royce Group PLC	82,300	605,324
Rolls-Royce Group PLC Class B	2,748,820	4,848
Royal Bank of Scotland Group PLC	290,000	8,756,429
Royal Dutch Shell PLC Class A ADR	8,000	491,920
Royal Dutch Shell PLC Class B	196,334	6,276,147
Scottish & Southern Energy PLC	51,000	889,734
Smith & Nephew PLC	319,360	2,942,334
Standard Chartered PLC	84,200	1,876,004
Tesco PLC	81,300	463,688
Travis Perkins PLC	32,000	770,779
Unilever PLC	761,162	7,549,676
Vodafone Group PLC	4,750,450	10,257,237
Wm Morrison Supermarkets PLC	980,000	3,262,563
Wolseley PLC	30,000	632,280
Xstrata PLC	22,300	521,790
Yell Group PLC	51,600	476,290

		166,703,337

TOTAL FOREIGN COMMON STOCKS (Cost $901,846,755)		1,273,390,814

FOREIGN PREFERRED STOCKS — 0.4%
Belgium — 0.0%
Suez SA STRIP	27,836	330

Brazil — 0.2%
Caemi Mineracao e Metalurgica SA	163,700	238,728
Centrais Eletricas Brasileiras SA Class B	49,600,300	840,000
Companhia de Tecidos do Nortede Minas - Coteminas	2,595,260	237,517
Investimentos Itau SA	431,966	1,367,039
Universo Online SA	7,800	65,714

		2,748,998

See Notes to Financial Statements.

International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Germany — 0.2%
Henkel KGaA	23,800	$2,395,018

TOTAL FOREIGN PREFERRED STOCKS (Cost $3,956,553)		5,144,346

RIGHTS — 0.0%
Romania — 0.0%
SNP Petrom SA, Expires 02/09/06 (Cost $ )	1,991,000	—

MONEY MARKET FUNDS — 16.1%
GuideStone Funds Money Market Fund (GS4 Class)¥	41,653,430	41,653,430
Northern Institutional Liquid Assets Portfolio§	170,860,247	170,860,247

TOTAL MONEY MARKET FUNDS (Cost $212,513,678)		212,513,677

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
1-Year Euro, Strike Price $1.19, Expires 07/05/06 (Cost $933,648)	29,360,000	742,808

Total Investments — 112.8% (Cost $1,119,250,634)		1,491,791,645
Liabilities in Excess of Other Assets — (12.8)%		(169,372,762)

Net Assets — 100.0%		$1,322,418,883

PORTFOLIO SUMMARY+

	%
Japan	26.2
Money Market Funds	16.1
United Kingdom	12.6
France	7.0
Germany	5.8
Hong Kong	4.5
Netherlands	4.2
Switzerland	3.9
South Korea	3.7
Australia	3.5
Spain	3.4
Canada	2.4
Italy	2.0
South Africa	1.6
Taiwan	1.6
Belgium	1.3
Brazil	1.2
India	1.2
Denmark	1.0
Sweden	1.0
Mexico	0.9
Indonesia	0.7
Singapore	0.6
Egypt	0.5
Finland	0.5
Ireland	0.5
Norway	0.5
Portugal	0.5
Russia	0.5
Thailand	0.5
China	0.4
Greece	0.3
Israel	0.3
Malaysia	0.3
New Zealand	0.3
Turkey	0.3
Chile	0.2
Austria	0.1
Colombia	0.1
Ecuador	0.1
Ghana	0.1
Hungary	0.1
Luxembourg	0.1
Philippines	0.1
Poland	0.1
Cayman Islands	—	*
Estonia	—	*
Options	—	*
Panama	—	*
Peru	—	*
Romania	—	*
Rights	—
Forward Foreign Currency Contracts	(1.1)

	111.7

+	Based on net assets.

*	Rounds to less than 0.005%.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS – ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
CONV	—	Convertible
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
PIK	—	Payment-in-Kind Bonds
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
STEP	—	Stepped Coupon Bonds (1)
STRIP	—	Stripped Security
TBA	—	To be announced.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral for open futures, options and/or swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
+	—	Security is valued at fair value.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security (1).
Ω	—	Interest rates shown reflect the effective yields as of December 31, 2005.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars.
(B)	—	Par is denominated in Brazilian Reals.
(C)	—	Par is denominated in Canadian Dollars.
(E)	—	Par is denominated in Euros.
(G)	—	Par is denominated in Singapore Dollars.
(H)	—	Par is denominated in Hungarian Fornits.
(J)	—	Par is denominated in Japanese Yen.
(K)	—	Par is denominated in Swedish Kronas.
(M)	—	Par is denominated in Mexican Pesos.
(R)	—	Par is denominated in Argentinian Pesos.
(T)	—	Par is denominated in Thailand Bahts.
(U)	—	Par is denominated in British Pounds.
(W)	—	Par is denominated in South Korean Won.
(Z)	—	Par is denominated in New Zealand Dollars.

SWAP AGREEMENT FOOTNOTES:

(a)	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
(b)	—	Counterparty to contract is UBS AG.
(c)	—	Counterparty to contract is Morgan Stanley Capital Services.
(d)	—	Counterparty to contract is Barclays Capital.
(e)	—	Counterparty to contract is Lehman Brothers Special Financing, Inc.
(f)	—	Counterparty to contract is Citibank NA London.
(g)	—	Counterparty to contract is JPMorgan Chase Bank.
(h)	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
(i)	—	Counterparty to contract is Credit HSBC Bank USA, N.A.
(j)	—	Counterparty to contract is BNP Paribas.

(1)	Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$870,013,073	$933,264,054	$1,512,196,776
Investments in securities of affiliated issuers, at value	—	38,676,484	85,737,738

Total investments (1)(2)	870,013,073	971,940,538	1,597,934,514
Cash	207	41,518,153	27,392,659
Cash collateral for futures	—	—	205,600
Foreign currency (3)	—	2,665,767	15,150,739
Receivables:
Dividends and reclaims	—	115,312	343,759
Interest	1,448,411	4,377,083	7,193,546
Interest on swaps	—	28,581	22,192
Investment securities sold	—	948,907	71,405,803
Maturities	—	480,470	708,614
Fund shares sold	5,450,467	3,893	281,396
Variation margin	—	1,860	27,670
Securities lending	—	10,014	47,543
Unrealized appreciation on foreign currency exchange contracts	—	126,216	251,181
Unrealized appreciation on swap agreements	—	401,969	800,027
Prepaid expenses and other assets	28,858	28,622	29,319

Total Assets	876,941,016	1,022,647,385	1,721,794,562

Liabilities
Cash overdraft	—	—	—
Securities sold short, at value (proceeds $ 948,906)	—	954,688	—
Options written at value (4)	—	245,520	224,111
Unrealized depreciation on foreign currency exchange contracts	—	244,951	898,649
Unrealized depreciation on swap agreements	—	1,098,632	1,546,820
Collateral held for securities on loan at value Payables:	—	67,991,017	233,776,896
Investment securities purchased	—	40,327,914	382,091,923
Fund shares redeemed	6,099,647	977,433	1,415,337
Interest on swaps	—	5,706	22,597
Variation margin	—	111,168	106,490
Distributions	1,323,532	—	—
Securities lending	—	3,371	14,226
Deferred foreign capital gains taxes	—	—	—
Accrued expenses
Advisory fees	104,900	106,207	106,438
Distribution (12b-1) fees	1,691	2,244	2,411
Shareholder servicing fees	131,927	131,367	161,389
Other expenses	121,898	270,163	365,490

Total Liabilities	7,783,595	112,470,381	620,732,777

Net Assets	$869,157,421	$910,177,004	$1,101,061,785

Net Assets Consist of:
Paid-in-capital	$869,165,795	$931,043,624	$1,103,696,714
Undistributed (distributions in excess of) net investment income	—	92,980	(312,037)
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency transactions and derivative transactions	(8,374)	(11,994,669)	(5,544,334)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(8,964,931)	3,221,442

Net Assets	$869,157,421	$910,177,004	$1,101,061,785

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$93,102,763	$104,680,519	$100,800,323

GS2 shares outstanding	93,103,614	11,556,990	11,569,637

Net asset value, offering and redemption price per GS2 share	$1.00	$9.06	$8.71

Net assets applicable to the GS4 Class	$766,322,282	$789,077,044	$981,934,515

GS4 shares outstanding	766,293,068	62,330,339	73,252,848

Net asset value, offering and redemption price per GS4 share	$1.00	$12.66	$13.40

Net assets applicable to the GS6 class	$4,587,103	$11,379,571	$13,194,526

GS6 shares outstanding	4,589,298	1,251,143	1,503,307

Net asset value, offering and redemption price per GS6 share	$1.00	$9.09	$8.78

Net assets applicable to the GS8 class	$5,145,273	$5,039,870	$5,132,421

GS8 shares outstanding	5,145,309	553,905	584,439

Net asset value, offering and redemption price per GS8 share	$1.00	$9.10	$8.78

__________
(1) Investments in securities of unaffiliated issuers, at cost	$870,013,073	$942,013,937	$1,508,426,115
Investments in securities of affiliated issuers, at cost	—	38,676,484	85,737,738

Total investments at cost	$870,013,073	$980,690,421	$1,594,163,853

(2) Includes securities loaned of:	$—	$74,394,539	$237,222,695

(3) Foreign currency at cost	$—	$2,680,026	$15,219,928

(4) Premiums received on options written	$—	$(379,043)	$(1,021,660)

(5) Net of ($ 129,328) accrued foreign capital gains taxes on appreciated securities

See Notes to Financial Statements.

Extended-Duration Bond Fund	Equity Index Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$602,941,023	$511,530,854	$1,636,765,516	$1,723,923,738	$772,924,609	$1,450,138,215
6,476,802	9,259,159	61,632,845	39,952,766	19,118,712	41,653,430

609,417,825	520,790,013	1,698,398,361	1,763,876,504	792,043,321	1,491,791,645
169,958	—	—	—	5,591	—
—	—	—	—	—	—
194,437	—	—	—	—	1,430,969

36,002	588,264	1,958,230	796,008	381,812	1,548,107
5,569,831	—	—	—	48	—
—		—	—	—	—
—	547,583	9,260,247	—	1,529,907	770,572
—	—	—	—	—	—
30,072	1,001,812	435,765	72,027	1,525,277	303,500
—	—	—	—	—	—
24,334	3,602	14,328	15,983	48,710	26,017
—	—	—	—	—	697,387
—	—	—	—	—	—
23,217	23,040	35,097	35,657	25,143	32,399

615,465,676	522,954,314	1,710,102,028	1,764,796,179	795,559,809	1,496,600,596

—	—	—	—	—	7,824
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	238,027
—	—	—	—	—	—
143,436,096	39,296,287	239,770,675	210,318,844	247,201,966	170,860,247
—	632,595	12,037,175	775,155	966,021	253,221
40,427	294,657	81,999	395,650	35,082	1,120,434
—	—	—	—	—	—
—	22,891	232,100	116,600	51,375	—
—	—	—	—	—	—
7,270	1,050	4,217	4,753	14,282	7,750
—	—	—	—	—	129,328

97,750	43,926	501,332	546,123	111,481	362,587
2,604	2,428	2,707	2,467	2,783	3,159
68,114	70,714	213,574	230,399	80,999	185,337
152,593	70,946	432,246	575,128	449,871	1,013,799

143,804,854	40,435,494	253,276,025	212,965,119	248,913,860	174,181,713

$471,660,822	$482,518,820	$1,456,826,003	$1,551,831,060	$546,645,949	$1,322,418,883

$447,824,381	$404,508,927	$1,218,403,016	$1,438,932,594	$476,617,858	$946,382,607
147,830	49,002	107,290	—	—	(7,227,733)
(1,084,911)	(2,773,360)	5,472,305	(240,730,693)	5,236,210	10,410,636
24,773,522	80,734,251	232,843,392	353,629,159	64,791,881	372,853,373	(5)

$471,660,822	$482,518,820	$1,456,826,003	$1,551,831,060	$546,645,949	$1,322,418,883

$57,371,517	$62,214,058	$156,279,088	$172,117,948	$62,008,837	$176,818,612

6,794,339	6,245,404	14,540,070	15,399,301	5,440,497	12,018,231

$8.44	$9.96	$10.75	$11.18	$11.40	$14.71

$393,850,954	$402,865,382	$1,279,940,174	$1,362,598,617	$463,366,657	$1,120,234,233

	23,736,741	73,123,862	76,948,220	29,687,223	64,483,393

$14.82	$16.97	$17.50	$17.71	$15.61	$17.37

$15,099,788	$12,018,691	$15,003,359	$11,406,269	$15,576,802	$19,123,325

1,788,993	1,199,603	1,403,377	1,037,875	1,395,974	1,313,741

$8.44	$10.02	$10.69	$10.99	$11.16	$14.56

$5,338,563	$5,420,689	$5,603,382	$5,708,226	$5,693,653	$6,242,713

632,799	540,864	524,681	521,475	512,682	429,412

$8.44	$10.02	$10.68	$10.95	$11.11	$14.54

$578,162,580	$430,717,736	$1,403,233,682	$1,369,917,432	$707,927,693	$1,077,597,204
6,476,802	9,259,159	61,632,845	39,952,766	19,118,712	41,653,430

$584,639,382	$439,976,895	$1,464,866,527	$1,409,870,198	$727,046,405	$1,119,250,634

$234,740,368	$38,145,959	$234,145,535	$208,442,988	$243,954,062	$162,793,281

$199,668	$—	$—	$—	$—	$1,420,480

$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

	Money Market Fund	Low-Duration Bond Fund	Medium- Duration Bond Fund
Investment Income
Dividends	$—	$5,022	$128,832
Income distributions received from affiliated funds	—	770,867	3,450,340
Interest	29,659,548	31,701,902	39,724,972
Securities Lending	13	124,816	404,167
Less foreign taxes withheld	—	—	(533)

Total Investment Income	29,659,561	32,602,607	43,707,778

Expenses
Investment advisory fees	1,844,192	3,555,916	4,357,214
Transfer agent fees:
GS2 shares	4,863	4,066	4,056
GS4 shares	46,064	31,343	34,879
GS6 shares	6,177	7,086	6,930
GS8 shares	6,416	6,949	6,786
Custodian fees	22,563	92,770	209,566
Distribution fees:
GS6 shares	4,533	12,740	14,157
GS8 shares	15,134	14,986	15,243
Shareholder servicing fees:
GS4 shares	1,518,532	1,439,989	1,708,326
GS6 shares	13,558	38,213	42,463
GS8 shares	20,191	20,032	20,349
Accounting and administration fees	342,835	398,630	531,634
Professional fees	59,765	62,383	67,220
Blue sky fees:
GS2 shares	983	983	933
GS4 shares	3,821	2,939	2,659
GS6 shares	29,428	16,150	17,112
GS8 shares	8,268	9,353	8,572
Shareholder reporting fees:
GS2 shares	636	518	543
GS4 shares	16,916	7,287	11,472
GS6 shares	(801)	(349)	(619)
GS8 shares	42	42	43
Trustee fees	10,125	10,125	11,666
Line of credit facility fees	4,419	4,386	4,938
Other expenses	28,120	39,962	69,844

Total expenses	4,006,780	5,776,499	7,145,986
Expenses waived net of amount recaptured (See Footnote 3c)	(26,048)	(516,540)	(895,592)
Fees paid indirectly	(13,158)	(147,209)	(117,909)

Net expenses	3,967,574	5,112,750	6,132,485

Net Investment Income (Loss)	25,691,987	27,489,857	37,575,293

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $24,149 for International Equity)	(5,430)	(7,466,501)	5,150,460
Futures transactions	—	(4,294,340)	(3,788,600)
Swap agreements	—	321,073	(4,898,984)
Option contracts written	—	283,022	500,262
Option contracts purchased	—	(3,493)	(399,912)
Foreign currency transactions	—	500,905	2,338,848

Net realized gain (loss)	(5,430)	(10,659,334)	(1,097,926)

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated deferred capital gains taxes of $37,578 for International Equity)	—	(4,015,793)	(15,841,835)
Futures transactions	—	409,715	(163,167)
Swap agreements	—	(567,759)	4,449,348
Option contracts written	—	889	168,727
Option contracts purchased	—	(148,246)	(84,257)
Foreign currency translations	—	(85,595)	(310,953)

Net change in unrealized appreciation (depreciation)	—	(4,406,789)	(11,782,137)

Net Realized and Unrealized Gain (Loss)	(5,430)	(15,066,123)	(12,880,063)

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,686,557	$12,423,734	$24,695,230

See Notes to Financial Statements.

Extended-Duration Bond Fund	Equity Index Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$31,683	$8,329,447	$32,404,051	$9,633,071	$3,875,406	$31,685,880
294,108	251,135	1,424,519	1,512,390	862,200	1,105,008
25,050,955	27,030	143,035	130,208	298,749	36,568
164,737	41,737	165,102	167,846	311,974	334,062
—	—	(39,601)	(147,270)	(13,690)	(2,329,016)

25,541,483	8,649,349	34,097,106	11,296,245	5,334,639	30,832,502

2,274,283	728,562	9,460,323	12,345,551	5,126,960	11,653,525

4,045	3,976	4,029	3,964	4,022	4,086
35,721	36,231	41,121	37,890	41,768	38,796
6,962	6,659	6,657	6,514	6,093	6,987
6,818	6,596	6,603	6,471	6,231	6,788
40,678	31,527	103,472	75,815	116,232	1,086,476

17,518	11,541	15,551	11,485	15,614	18,118
15,638	15,654	16,063	15,856	16,101	16,594

742,784	743,496	2,351,736	2,486,386	842,787	1,956,045
52,536	34,625	46,653	34,450	46,843	54,284
20,944	20,853	21,452	21,167	21,483	22,177
195,408	195,140	561,409	572,369	228,383	625,858
61,096	58,032	58,321	58,032	60,482	62,933

983	983	983	983	983	983
3,023	3,183	2,522	3,395	3,232	3,260
18,346	16,005	15,723	16,251	16,070	15,937
9,234	7,127	8,141	9,111	10,254	9,553

478	603	669	601	642	644
12,341	14,188	19,791	16,201	20,956	16,082
(524)	(723)	(888)	(814)	(1,077)	(416)
44	44	72	44	71	74
5,423	5,382	16,253	17,143	6,034	13,949
2,298	2,280	6,882	7,254	2,556	5,904
23,475	36,687	39,495	35,352	29,039	45,855

3,549,552	1,978,651	12,803,033	15,781,471	6,621,759	15,664,492
(119,298)	(167,286)	(309,889)	(1,192,559)	(213,295)	(1,940,476)
(2,178)	(1,493)	(122,612)	(134,001)	(76,596)	(231,596)

3,428,076	1,809,872	12,370,532	14,454,911	6,331,868	13,492,420

22,113,407	6,839,477	21,726,574	(3,158,666)	(997,229)	17,340,082

3,986,890	4,638,321	101,981,529	63,361,418	61,494,457	94,192,982
—	496,641	1,707,343	2,524,262	(2,761,491)	—
—	—	—	—	—	—
—	—	—	9,036	—	—
—	—	—	—	—	—
1,532,197	—	—	(1,123)	—	(376,432)

5,519,087	5,134,962	103,688,872	65,893,593	58,732,966	93,816,550

(1,851,833)	9,567,638	(26,095,472)	61,035,731	(19,691,301)	87,152,168
—	(181,640)	(1,030,395)	(642,218)	(3,406,744)	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	(190,840)
(31,412)	—	—	—	—	1,545,503

(1,883,245)	9,385,998	(27,125,867)	60,393,513	(23,098,045)	88,506,831

3,635,842	14,520,960	76,563,005	126,287,106	35,634,921	182,323,381

$25,749,249	$21,360,437	$98,289,579	$123,128,440	$34,637,692	$199,663,463

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund For the Year Ended
	12/31/05	12/31/04
Increase (Decrease) in Net Assets
Operations:
Net investment income	$25,691,987	$8,848,910
Net realized gain (loss) on investment securities, foreign currency transactions and futures transactions	(5,430)	6,557
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations, and futures contracts	—	—

Net increase in net assets resulting from operations	25,686,557	8,855,467

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(2,748,269)	(721,686)
GS4 shares	(22,725,193)	(8,060,700)
GS6 shares	(111,774)	(59,113)
GS8 shares	(107,373)	(6,789)
Distributions from net realized capital gains
GS2 shares	—	—
GS4 shares	—	—
GS6 shares	—	—
GS8 shares	—	—

Total dividends and distributions	(25,692,609)	(8,848,288)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	97,579,053	45,386,512
GS4 shares	2,495,446,536	2,724,683,826
GS6 shares	43,984	11,500,547
GS8 shares	54,568	5,004,598
Reinvestment of dividends and distributions
GS2 shares	2,495,133	680,196
GS4 shares	11,467,878	4,564,114
GS6 shares	111,760	56,965
GS8 shares	107,373	6,789

Total proceeds from shares sold and reinvested	2,607,306,285	2,791,883,547

Value of shares redeemed
GS2 shares	(68,344,589)	(48,066,537)
GS4 shares	(2,578,673,372)	(2,744,229,998)
GS6 shares	(44,371)	(15,116,865)
GS8 shares	(23,730)	(4,288)

Total value of shares redeemed	(2,647,086,062)	(2,807,417,688)

Net increase (decrease) from capital share transactions (See Footnote 6)	(39,779,777)	(15,534,141)

Total increase (decrease) in net assets	(39,785,829)	(15,526,962)

Net Assets:
Beginning of Year	908,943,250	924,470,212

End of Year*	$869,157,421	$908,943,250

* Including undistributed (distributions in excess of) net investment income	$—	$622

See Notes to Financial Statements.

Low-Duration Bond Fund For the Year Ended		Medium-Duration Bond Fund For the Year Ended		Extended-Duration Bond Fund For the Year Ended
12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04

$27,489,857	$16,837,497	$37,575,293	$23,809,769	$22,113,407	$22,539,211
(10,659,334)	2,982,121	(1,097,926)	18,293,400	5,519,087	11,848,351
(4,406,789)	(9,010,994)	(11,782,137)	499,348	(1,883,245)	2,010,009

12,423,734	10,808,624	24,695,230	42,602,517	25,749,249	36,397,571

(4,479,831)	(1,696,636)	(5,612,463)	(2,382,746)	(4,268,161)	(2,557,161)
(22,992,157)	(14,809,918)	(34,648,385)	(24,210,880)	(17,074,698)	(19,518,971)
(466,469)	(500,018)	(721,610)	(869,129)	(1,179,267)	(2,123,786)
(177,594)	(51,135)	(253,597)	(103,998)	(357,326)	(109,063)

(1,147)	(306,325)	(645,746)	(1,226,859)	(1,712,320)	(1,098,229)
(6,206)	(2,934,690)	(4,143,819)	(13,258,347)	(6,850,285)	(8,199,186)
(124)	(81,975)	(84,242)	(380,448)	(452,529)	(820,490)
(55)	(25,524)	(32,762)	(116,137)	(160,140)	(173,104)

(28,123,583)	(20,406,221)	(46,142,624)	(42,548,544)	(32,054,726)	(34,599,990)

48,785,555	14,462,701	49,692,680	18,782,002	29,365,042	14,752,906
106,691,749	147,272,390	194,463,337	198,015,923	83,231,124	127,568,248
474,994	13,279,997	565,914	16,453,300	915,722	19,302,731
1,242	5,000,000	642	5,000,000	597	5,000,000

4,405,558	2,002,962	6,068,879	3,609,605	5,855,155	3,655,389
22,996,558	17,743,865	38,787,840	37,465,253	24,555,600	27,717,147
466,593	580,489	805,854	1,246,004	1,631,795	2,941,873
177,649	76,659	286,358	220,135	517,466	282,167

183,999,898	200,419,063	290,671,504	280,792,222	146,072,501	201,220,461

(5,405,010)	(9,242,437)	(4,002,381)	(14,975,756)	(7,220,381)	(13,937,947)
(118,147,765)	(94,413,598)	(87,788,179)	(125,341,747)	(111,075,009)	(144,941,440)
(5,304,186)	(19,874,523)	(4,180,127)	(23,624,543)	(10,716,919)	(25,324,478)
(57)	—	—	—	—	—

(128,857,018)	(123,530,558)	(95,970,687)	(163,942,046)	(129,012,309)	(184,203,865)

55,142,880	76,888,505	194,700,817	116,850,176	17,060,192	17,016,596

39,443,031	67,290,908	173,253,423	116,904,149	10,754,715	18,814,177

870,733,973	803,443,065	927,808,362	810,904,213	460,906,107	442,091,930

$910,177,004	$870,733,973	$1,101,061,785	$927,808,362	$471,660,822	$460,906,107

$92,980	$423,201	$(312,037)	$(668,717)	$147,830	$9,888

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund For the Year Ended
	12/31/05	12/31/04
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,839,477	$7,069,327
Net realized gain on investment securities, foreign currency transactions and futures transactions	5,134,962	2,065,197
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations, and futures contracts	9,385,998	35,671,490

Net increase (decrease) in net assets resulting from operations	21,360,437	44,806,014

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(1,447,323)	(971,702)
GS4 shares	(5,001,471)	(6,152,025)
GS6 shares	(247,026)	(402,551)
GS8 shares	(93,751)	(53,662)
Distributions from net realized capital gains
GS2 shares	(264,015)	—
GS4 shares	(1,007,668)	—
GS6 shares	(50,704)	—
GS8 shares	(22,896)	—
Excess distribution
GS2 shares	—	(1,484)
GS4 shares	—	(10,239)
GS6 shares	—	(470)
GS8 shares	—	(213)

Total dividends and distributions	(8,134,854)	(7,592,346)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	28,530,125	5,857,548
GS4 shares	42,657,409	49,660,836
GS6 shares	—	12,679,856
GS8 shares	1,205	5,053,874
Reinvestment of dividends and distributions
GS2 shares	1,693,048	973,186
GS4 shares	6,008,602	6,161,862
GS6 shares	297,730	402,479
GS8 shares	116,700	53,874

Total proceeds from shares sold and reinvested	79,304,819	80,843,515

Value of shares redeemed
GS2 shares	(5,429,955)	(6,187,119)
GS4 shares	(75,399,007)	(53,362,551)
GS6 shares	—	(20,107,543)
GS8 shares	—	(53,874)

Total value of shares redeemed	(80,828,962)	(79,711,087)

Net increase (decrease) from capital share transactions (See Footnote 6)	(1,524,143)	1,132,428

Total increase (decrease) in net assets	11,701,440	38,346,096

Net Assets:
Beginning of Year	470,817,380	432,471,284

End of Year*	$482,518,820	$470,817,380

* Including undistributed (distributions in excess of) net investment income	$49,002	$—

See Notes to Financial Statements.

Value Equity Fund For the Year Ended		Growth Equity Fund For the Year Ended		Small Cap Equity Fund For the Year Ended		International Equity Fund For the Year Ended
12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04

$21,726,574	$19,503,341	$(3,158,666)	$(1,471,520)	$(997,229)	$(762,269)	$17,340,082	$13,088,489
103,688,872	89,662,443	65,893,593	20,737,950	58,732,966	46,964,658	93,816,550	49,035,542
(27,125,867)	108,014,932	60,393,513	147,012,085	(23,098,045)	15,042,600	88,506,831	124,495,429

98,289,579	217,180,716	123,128,440	166,278,515	34,637,692	61,244,989	199,663,463	186,619,460

(3,776,410)	(1,737,298)	—	—	—	—	(3,522,540)	(1,448,031)
(17,465,290)	(17,360,065)	—	—	—	—	(17,131,295)	(13,270,677)
(286,556)	(426,787)	—	—	—	—	(298,613)	(295,546)
(91,028)	(34,324)	—	—	—	—	(80,453)	(35,394)

(16,300,818)	(272)	—	—	(9,061,949)	(1,605,087)	(2,372,854)	—
(85,737,706)	(3,056)	—	—	(51,308,587)	(18,720,278)	(12,803,717)	—
(1,574,230)	(65)	—	—	(2,313,815)	(1,012,977)	(260,237)	—
(589,222)	(19)	—	—	(848,678)	(305,972)	(85,266)	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(125,821,260)	(19,561,886)	—	—	(63,533,029)	(21,644,314)	(36,554,975)	(15,049,648)

82,260,741	15,591,871	87,716,607	15,216,823	36,479,492	8,281,035	77,135,236	36,872,679
69,243,699	93,964,007	56,539,195	89,698,969	92,602,096	108,621,813	92,232,819	74,761,876
659,974	18,542,472	325,805	13,128,810	414,999	20,070,031	1,580,532	18,807,962
3,181	5,034,343	1,057	5,000,000	5,651	5,000,000	5,310	5,035,394
19,689,834	1,725,924	—	—	8,955,618	1,605,087	5,807,372	1,448,031
103,197,880	17,362,675	—	—	51,300,141	18,717,791	29,934,318	13,270,599
1,860,786	425,791	—	—	2,313,815	1,012,977	558,850	295,478
680,250	34,343	—	—	848,679	305,972	165,719	35,394

277,596,345	152,681,426	144,582,664	123,044,602	192,920,491	163,614,706	207,420,156	150,527,413

(12,032,159)	(22,174,278)	(14,078,107)	(19,855,335)	(7,311,452)	(8,746,342)	(14,569,008)	(12,936,001)
(180,802,337)	(142,217,090)	(207,536,437)	(124,051,039)	(91,442,536)	(88,070,288)	(213,587,734)	(92,618,667)
(4,427,418)	(23,638,653)	(3,275,639)	(19,276,237)	(3,287,987)	(27,373,199)	(4,705,492)	(23,242,796)
(4)	(34,343)	—	—	(3)	—	(1)	(35,394)

(197,261,918)	(188,064,364)	(224,890,183)	(163,182,611)	(102,041,978)	(124,189,829)	(232,862,235)	(128,832,858)

80,334,427	(35,382,938)	(80,307,519)	(40,138,009)	90,878,513	39,424,877	(25,442,079)	21,694,555

52,802,746	162,235,892	42,820,921	126,140,506	61,983,176	79,025,552	137,666,409	193,264,367

1,404,023,257	1,241,787,365	1,509,010,139	1,382,869,633	484,662,773	405,637,221	1,184,752,474	991,488,107

$1,456,826,003	$1,404,023,257	$1,551,831,060	$1,509,010,139	$546,645,949	$484,662,773	$1,322,418,883	$1,184,752,474

$107,290	$—	$—	$(833)	$—	$—	$(7,227,733)	$(3,534,280)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return (2)	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Money Market Fund
GS2 Class
2005	$1.00	$—	†	$—	†	$— †	$—	$1.00	3.07%	$93,103	0.27%	0.27%	0.26%	3.03%	3.04%	N/A
2004	1.00	0.01		—	†	(0.01)	—	1.00	1.19	61,374	0.27	0.27	0.27	1.17	1.17	N/A
2003	1.00	0.01		—	†	(0.01)	— †	1.00	1.04	63,373	0.27	0.27	0.28	0.91	0.90	N/A
2002	1.00	0.02		—		(0.02)	— †	1.00	1.80	5,493	0.25	0.25	0.55	1.75	1.45	N/A
2001(3)	1.00	0.01		—		(0.01)	—	1.00	0.66	25	0.25	0.25	90.37	2.60	(87.52)	N/A
GS4 Class
2005	$1.00	$—	†	$—	†	$— †	$—	$1.00	2.88%	$766,322	0.46%	0.46%	0.46%	2.84%	2.84%	N/A
2004	1.00	0.01		—	†	(0.01)	—	1.00	0.99	838,087	0.46	0.46	0.45	0.98	0.99	N/A
2003	1.00	0.01		—	†	(0.01)	— †	1.00	0.85	853,062	0.45	0.45	0.45	0.84	0.84	N/A
2002	1.00	0.02		—		(0.02)	— †	1.00	1.60	906,302	0.45	0.44	0.50	1.58	1.52	N/A
2001(3)	1.00	0.01		—		(0.01)	—	1.00	0.94	996,380	0.44	0.44	0.49	2.72	2.67	N/A
GS6 Class
2005	$1.00	$—	†	$—	†	$— †	$—	$1.00	2.50%	$4,587	0.83%	0.83%	1.43%	2.47%	1.87%	N/A
2004	1.00	0.01		—	†	(0.01)	—	1.00	0.73	4,476	0.72	0.72	1.09	0.68	0.31	N/A
2003	1.00	0.01		—	†	(0.01)	— †	1.00	0.57	8,035	0.73	0.73	0.91	0.61	0.43	N/A
2002	1.00	0.01		—		(0.01)	— †	1.00	1.38	16,538	0.65	0.65	0.77	1.35	1.23	N/A
2001(3)	1.00	0.01		—		(0.01)	—	1.00	0.81	788	0.75	0.75	16.37	1.98	(13.64)	N/A
GS8 Class
2005	$1.00	$—	†	$—	†	$— †	$—	$1.00	2.15%	$5,145	1.17%	1.17%	1.25%	2.13%	2.05%	N/A
2004(4)	1.00	—	†	—	†	— †	—	1.00	0.14	5,007	1.17	1.17	1.31	0.94	0.80	N/A
Low-Duration Bond Fund
GS2 Class
2005	$9.32	$0.30	#	$(0.15)		$(0.41)	$— †	$9.06	1.60%	$104,681	0.45%	0.45%	0.48%	3.30%	3.27%	196%
2004	9.51	0.21	#	(0.07)		(0.28)	(0.05)	9.32	1.47	59,777	0.45	0.45	0.49	2.22	2.18	289
2003	9.76	0.22	#	0.03		(0.37)	(0.13)	9.51	2.61	53,726	0.45	0.45	0.50	2.30	2.25	179
2002	9.85	0.37	#	0.19		(0.50)	(0.15)	9.76	5.89	6,320	0.46	0.45	0.78	3.71	3.38	182
2001(3)	10.00	0.15		—		(0.22)	(0.08)	9.85	1.54	25	0.45	0.45	57.60	4.73	(52.42)	80
GS4 Class
2005	$12.87	$0.40	#	$(0.22)		$(0.39)	$— †	$12.66	1.39%	$789,077	0.61%	0.61%	0.67%	3.13%	3.07%	196%
2004	13.00	0.27	#	(0.09)		(0.26)	(0.05)	12.87	1.38	789,866	0.61	0.61	0.67	2.06	2.00	289
2003	13.16	0.32	#	—		(0.35)	(0.13)	13.00	2.45	727,265	0.61	0.61	0.67	2.43	2.37	179
2002	13.06	0.46	#	0.27		(0.48)	(0.15)	13.16	5.71	763,987	0.62	0.61	0.72	3.50	3.39	182
2001(3)	13.10	0.21		0.05		(0.22)	(0.08)	13.06	1.96	812,387	0.61	0.61	0.72	4.47	4.36	80
GS6 Class
2005	$9.36	$0.25	#	$(0.16)		$(0.36)	$— †	$9.09	0.96%	$11,380	0.94%	0.94%	1.05%	2.74%	2.63%	196%
2004	9.54	0.17	#	(0.06)		(0.24)	(0.05)	9.36	1.17	16,087	0.85	0.85	0.90	1.82	1.77	289
2003	9.79	0.21	#	—		(0.33)	(0.13)	9.54	2.20	22,452	0.85	0.84	0.87	2.18	2.15	179
2002	9.86	0.33	#	0.22		(0.47)	(0.15)	9.79	5.70	20,985	0.79	0.79	0.93	3.35	3.21	182
2001(3)	10.00	0.22		(0.06)		(0.22)	(0.08)	9.86	1.54	3,458	0.85	0.85	74.57	4.18	(69.54)	80
GS8 Class
2005	$9.36	$0.23	#	$(0.16)		$(0.33)	$— †	$9.10	0.73%	$5,040	1.30%	1.30%	1.50%	2.44%	2.24%	196%
2004(4)	9.50	0.02	#	(0.01)		(0.10)	(0.05)	9.36	0.05	5,004	1.30	1.30	1.53	1.35	1.12	289

†	Amount represents less than $0.005 per share.

#	Calculated using the average shares outstanding method.

(1)	Annualized.

(2)	Not annualized.

(3)	Inception date was August 27, 2001.

(4)	Inception date was November 8, 2004.

See Notes to Financial Statements.

												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Year	Total Return (2)	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Medium-Duration Bond Fund
GS2 Class
2005	$9.06	$0.34	#	$(0.10)	$(0.53)	$(0.06)	$—		$8.71	2.62%	$100,800	0.50%	0.50%	0.53%	3.84%	3.81%	465%
2004	9.24	0.28	#	0.21	(0.45)	(0.22)	—		9.06	5.34	52,865	0.50	0.50	0.53	2.97	2.94	372
2003	9.47	0.28	#	0.36	(0.58)	(0.29)	—		9.24	6.80	46,521	0.50	0.50	0.55	2.96	2.91	458
2002	9.65	0.46	#	0.40	(0.67)	(0.37)	—		9.47	9.25	7,218	0.51	0.50	0.82	4.77	4.45	543
2001(3)	10.00	0.16		(0.08)	(0.23)	(0.20)	—	†	9.65	0.89	25	0.52	0.50	92.28	4.99	(86.79)	247
GS4 Class
2005	$13.63	$0.50	#	$(0.16)	$(0.51)	$(0.06)	$—		$13.40	2.50%	$981,935	0.62%	0.62%	0.71%	3.71%	3.62%	465%
2004	13.58	0.39	#	0.31	(0.43)	(0.22)	—		13.63	5.20	853,377	0.62	0.62	0.72	2.85	2.75	372
2003	13.54	0.46	#	0.43	(0.56)	(0.29)	—		13.58	6.62	741,743	0.62	0.62	0.71	3.37	3.28	458
2002	13.37	0.62	#	0.57	(0.65)	(0.37)	—		13.54	9.15	767,926	0.63	0.62	0.77	4.62	4.47	543
2001(3)	13.60	0.22		(0.02)	(0.23)	(0.20)	—	†	13.37	1.49	827,774	0.64	0.62	0.77	4.62	4.47	247
GS6 Class
2005	$9.12	$0.29	#	$(0.09)	$(0.48)	$(0.06)	$—		$8.78	2.18%	$13,195	1.00%	1.00%	1.06%	3.29%	3.21%	465%
2004	9.30	0.24	#	0.21	(0.41)	(0.22)	—		9.12	4.88	16,524	0.90	0.90	0.95	2.61	2.56	372
2003	9.53	0.29	#	0.31	(0.54)	(0.29)	—		9.30	6.33	22,640	0.90	0.90	0.96	3.03	2.97	458
2002	9.70	0.42	#	0.41	(0.63)	(0.37)	—		9.53	8.90	19,289	0.90	0.90	1.03	4.37	4.24	543
2001(3)	10.00	0.17		(0.04)	(0.23)	(0.20)	—	†	9.70	1.30	123	0.92	0.90	58.64	4.49	(53.25)	247
GS8 Class
2005	$9.13	$0.27	#	$(0.11)	$(0.45)	$(0.06)	$—		$8.78	1.73%	$5,132	1.35%	1.35%	1.52%	2.96%	2.81%	465%
2004(4)	9.46	0.02	#	0.07	(0.20)	(0.22)	—		9.13	0.87	5,043	1.35	1.35	1.59	1.41	1.17	372
Extended-Duration Bond Fund
GS2 Class
2005	$8.90	$0.44	#	$0.04	$(0.68)	$(0.26)	$—		$8.44	5.65%	$57,372	0.56%	0.56%	0.57%	4.90%	4.89%	38%
2004	9.23	0.47	#	0.27	(0.76)	(0.31)	—		8.90	8.49	32,309	0.57	0.57	0.57	5.17	5.17	66
2003	9.64	0.54	#	0.51	(0.79)	(0.67)	—		9.23	11.32	29,004	0.59	0.59	0.60	5.49	5.48	121
2002	9.84	0.65		0.29	(0.90)	(0.24)	—		9.64	10.27	6,506	0.64	0.64	0.88	6.47	6.23	45
2001(3)	10.00	0.24		(0.03)	(0.33)	(0.04)	—		9.84	2.13	26	0.66	0.65	90.75	6.62	(83.48)	22
GS4 Class
2005	$14.93	$0.71	#	$0.10	$(0.66)	$(0.26)	$—		$14.82	5.54%	$393,851	0.73%	0.73%	0.76%	4.72%	4.69%	38%
2004	14.78	0.75	#	0.45	(0.74)	(0.31)	—		14.93	8.37	399,459	0.73	0.73	0.75	5.01	4.99	66
2003	14.62	0.83	#	0.77	(0.77)	(0.67)	—		14.78	11.19	385,110	0.73	0.73	0.75	5.46	5.44	121
2002	14.37	0.90		0.47	(0.88)	(0.24)	—		14.62	10.03	401,198	0.73	0.73	0.82	6.29	6.20	45
2001(3)	14.38	0.32		0.03	(0.32)	(0.04)	—		14.37	2.48	404,278	0.74	0.73	0.84	6.32	6.21	22
GS6 Class
2005	$8.89	$0.39	#	$0.05	$(0.63)	$(0.26)	$—		$8.44	5.19%	$15,100	1.09%	1.09%	1.09%	4.37%	4.37%	38%
2004	9.22	0.44	#	0.27	(0.73)	(0.31)	—		8.89	8.05	24,043	0.98	0.98	0.96	4.76	4.78	66
2003	9.63	0.52	#	0.50	(0.76)	(0.67)	—		9.22	10.95	27,978	0.93	0.93	0.94	5.25	5.24	121
2002	9.83	0.62		0.29	(0.87)	(0.24)	—		9.63	9.93	24,812	0.91	0.91	1.03	6.18	6.06	45
2001(3)	10.00	0.32		(0.13)	(0.32)	(0.04)	—		9.83	1.91	8,553	1.06	1.05	28.96	6.14	(21.77)	22
GS8 Class
2005	$8.89	$0.35	#	$0.06	$(0.60)	$(0.26)	$—		$8.44	4.81%	$5,339	1.50%	1.50%	1.56%	3.95%	3.89%	38%
2004(4)	9.23	0.06	#	0.11	(0.20)	(0.31)	—		8.89	1.91	5,096	1.50	1.50	1.61	4.31	4.20	66

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding Throughout the Year Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return (2)	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income, Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Equity Index Fund
GS2 Class
2005	$9.78	$0.16	#	$0.30	$(0.24)	$(0.04)	$—		$9.96	4.80%	$62,214	0.23%	0.23%	0.24%	1.63%	1.62%	6%
2004	9.08	0.16	#	0.81	(0.27)	—	—	†	9.78	10.77	36,148	0.25	0.25	0.23	1.75	1.77	2
2003	7.22	0.12	#	1.91	(0.17)	—	—		9.08	28.19	33,009	0.25	0.25	0.28	1.46	1.43	2
2002	9.58	0.14		(2.29)	(0.18)	(0.03)	—		7.22	(22.57)	4,737	0.25	0.25	0.60	1.40	1.05	3
2001(3)	10.00	0.03		(0.34)	(0.06)	(0.05)	—		9.58	(3.14)	28	0.25	0.25	86.25	1.19	(84.81)	3
GS4 Class
2005	$16.47	$0.24	#	$0.51	$(0.21)	$(0.04)	$—		$16.97	4.61%	$402,865	0.40%	0.40%	0.43%	1.46%	1.43%	6%
2004	15.12	0.25	#	1.35	(0.25)	—	—		16.47	10.60	417,962	0.40	0.40	0.41	1.60	1.59	2
2003	11.93	0.18	#	3.16	(0.15)	—	—		15.12	28.03	382,067	0.40	0.40	0.44	1.33	1.29	2
2002	15.64	0.17		(3.69)	(0.16)	(0.03)	—		11.93	(22.59)	295,261	0.40	0.40	0.51	1.21	1.10	3
2001(3)	16.15	0.05		(0.46)	(0.05)	(0.05)	—		15.64	(2.55)	401,471	0.40	0.40	0.53	0.98	0.85	3
GS6 Class
2005	$9.83	$0.13	#	$0.31	$(0.21)	$(0.04)	$—		$10.02	4.54%	$12,019	0.56%	0.56%	0.82%	1.30%	1.04%	6%
2004	9.14	0.13	#	0.81	(0.25)	—	—		9.83	10.37	11,502	0.45	0.45	0.72	1.41	1.14	2
2003	7.26	0.10	#	1.93	(0.15)	—	—		9.14	28.09	17,395	0.45	0.45	0.73	1.28	1.00	2
2002	9.63	0.13		(2.31)	(0.16)	(0.03)	—		7.26	(22.71)	12,890	0.45	0.45	0.81	1.21	0.85	3
2001(3)	10.00	0.02		(0.28)	(0.06)	(0.05)	—		9.63	(2.65)	367	0.45	0.45	28.52	0.95	(27.12)	3
GS8 Class
2005	$9.84	$0.09	#	$0.31	$(0.18)	$(0.04)	$—		$10.02	4.09%	$5,421	0.90%	0.90%	1.19%	0.96%	0.67%	6%
2004(4)	9.55	0.04	#	0.35	(0.10)	—	—		9.84	4.11	5,205	0.90	0.90	1.27	3.18	2.81	2
Value Equity Fund
GS2 Class
2005	$11.44	$0.20	#	$0.65	$(0.28)	$(1.26)	$—		$10.75	7.40%	$156,279	0.73%	0.72%	0.73%	1.72%	1.71%	54%
2004	9.94	0.17	#	1.59	(0.26)	— †	—		11.44	17.83	75,123	0.75	0.74	0.74	1.64	1.64	56
2003	7.77	0.14	#	2.26	(0.23)	—	—		9.94	31.09	69,991	0.76	0.75	0.78	1.62	1.59	54
2002	9.64	0.16		(1.80)	(0.23)	—	—	†	7.77	(17.22)	5,265	0.76	0.72	1.06	1.77	1.43	70
2001(3)	10.00	0.06		(0.35)	(0.07)	—	—		9.64	(2.88)	77	0.76	0.76	81.37	1.60	(79.01)	21
GS4 Class
2005	$17.74	$0.28	#	$0.99	$(0.25)	$(1.26)	$—		$17.50	7.13%	$1,279,940	0.90%	0.89%	0.93%	1.53%	1.49%	54%
2004	15.28	0.24	#	2.45	(0.23)	—	—		17.74	17.71	1,305,669	0.90	0.89	0.92	1.49	1.46	56
2003	11.85	0.21	#	3.43	(0.21)	—	—		15.28	30.84	1,152,116	0.90	0.88	0.94	1.59	1.53	54
2002	14.57	0.21		(2.73)	(0.20)	—	—	†	11.85	(17.37)	938,583	0.90	0.87	0.98	1.57	1.46	70
2001(3)	15.21	0.06		(0.64)	(0.06)	—	—		14.57	(3.79)	1,159,209	0.90	0.90	1.00	1.29	1.19	21
GS6 Class
2005	$11.39	$0.14	#	$0.64	$(0.22)	$(1.26)	$—		$10.69	6.78%	$15,003	1.25%	1.24%	1.27%	1.17%	1.14%	54%
2004	9.90	0.12	#	1.59	(0.22)	—	—		11.39	17.35	17,968	1.15	1.14	1.22	1.20	1.12	56
2003	7.75	0.11	#	2.23	(0.19)	—	—		9.90	30.46	19,680	1.15	1.13	1.20	1.33	1.26	54
2002	9.61	0.15		(1.82)	(0.19)	—	—	†	7.75	(17.48)	13,987	1.15	1.11	1.29	1.38	1.20	70
2001(3)	10.00	0.03		(0.35)	(0.07)	—	—		9.61	(3.23)	168	1.15	1.15	65.50	1.12	(63.23)	21
GS8 Class
2005	$11.39	$0.10	#	$0.63	$(0.18)	$(1.26)	$—		$10.68	6.39%	$5,603	1.60%	1.59%	1.71%	0.83%	0.71%	54%
2004(4)	10.89	0.03	#	0.54	(0.07)	—	—		11.39	5.28	5,262	1.60	1.59	1.79	1.71	1.51	56

†	Amount represents less than $0.005 per share.

#	Calculated using the average shares outstanding method.

(1)	Annualized.

(2)	Not annualized.

(3)	Inception date was August 27, 2001.

(4)	Inception date was November 8, 2004.

See Notes to Financial Statements.

								Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)	Realized and Unrealized Gain (Loss) on Investments	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return (2)	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
Growth Equity Fund
GS2 Class
2005	$10.29	$(0.03)	$0.92	$—	$11.18	8.65%	$172,118	0.87%	0.86%	0.89%	(0.10)%	(0.13)%	49%
2004	9.16	—	1.13	—	10.29	12.34	84,177	0.87	0.86	0.89	0.01	(0.02)	56
2003	7.07	(0.01)	2.10	—	9.16	29.56	79,547	0.81	0.79	0.85	(0.03)	(0.09)	77
2002	9.83	0.01	(2.77)	—	7.07	(28.08)	4,553	0.78	0.75	1.14	0.09	(0.30)	41
2001(3)	10.00	— †	(0.17)	—	9.83	(1.70)	29	0.78	0.78	83.19	0.02	(82.39)	9
GS4 Class
2005	$16.33	$(0.04)	$1.42	$—	$17.71	8.45%	$1,362,599	0.99%	0.98%	1.08%	(0.22)%	(0.32)%	49%
2004	14.55	(0.02)	1.80	—	16.33	12.23	1,405,754	0.99	0.98	1.08	(0.11)	(0.21)	56
2003	11.23	(0.01)	3.33	—	14.55	29.56	1,285,223	0.92	0.90	1.01	(0.07)	(0.18)	77
2002	15.63	(0.01)	(4.39)	—	11.23	(28.15)	1,049,709	0.90	0.88	1.02	(0.05)	(0.19)	41
2001(3)	15.93	(0.01)	(0.29)	—	15.63	(1.88)	1,354,301	0.90	0.90	1.05	(0.11)	(0.26)	9
GS6 Class
2005	$10.17	$(0.09)	$0.91	$—	$10.99	8.06%	$11,406	1.34%	1.33%	1.47%	(0.57)%	(0.71)%	49%
2004	9.08	(0.07)	1.16	—	10.17	12.00	13,780	1.24	1.23	1.44	(0.42)	(0.63)	56
2003	7.03	(0.02)	2.07	—	9.08	29.16	18,099	1.17	1.15	1.33	(0.33)	(0.51)	77
2002	9.81	(0.02)	(2.76)	—	7.03	(28.34)	12,503	1.15	1.12	1.36	(0.28)	(0.52)	41
2001(3)	10.00	— †	(0.19)	—	9.81	(1.90)	309	1.15	1.15	47.77	(0.32)	(46.94)	9
GS8 Class
2005	$10.16	$(0.09)	$0.88	$—	$10.95	7.78%	$5,708	1.69%	1.68%	1.88%	(0.92)%	(1.12)%	49%
2004(4)	9.59	— †	0.57	—	10.16	5.94	5,299	1.69	1.67	1.97	0.30	—	56
Small Cap Equity Fund
GS2 Class
2005	$12.51	$(0.01)#	$0.84	$(1.94)	$11.40	6.48%	$62,009	1.10%	1.09%	1.07%	(0.06)%	-0.04%	97%
2004	11.52	(0.01)	1.74	(0.74)	12.51	15.04	28,639	1.18	1.15	1.20	(0.10)	(0.15)	148
2003	7.88	(0.03)	3.67	—	11.52	46.19	25,415	1.18	1.12	1.27	(0.26)	(0.41)	131
2002	10.12	(0.01)	(2.23)	—	7.88	(22.13)	4,869	1.18	1.11	1.60	(0.12)	(0.61)	160
2001(3)	10.00	— †	0.12	—	10.12	1.20	81	1.18	1.18	76.30	0.12	(75.00)	92
GS4 Class
2005	$16.48	$(0.03)#	$1.10	$(1.94)	$15.61	6.37%	$463,367	1.22%	1.21%	1.27%	(0.19)%	(0.26)%	97%
2004	14.99	(0.02)	2.25	(0.74)	16.48	14.89	432,763	1.25	1.22	1.37	(0.16)	(0.31)	148
2003	10.25	(0.04)	4.78	—	14.99	46.24	357,703	1.25	1.19	1.43	(0.34)	(0.58)	131
2002	13.18	(0.02)	(2.91)	—	10.25	(22.23)	232,992	1.25	1.19	1.51	(0.19)	(0.51)	160
2001(3)	13.07	(0.01)	0.12	—	13.18	0.84	321,743	1.25	1.25	1.52	(0.13)	(0.40)	92
GS6 Class
2005	$12.34	$(0.06)#	$0.82	$(1.94)	$11.16	6.00%	$15,577	1.57%	1.56%	1.59%	(0.53)%	(0.56)%	97%
2004	11.41	(0.08)	1.75	(0.74)	12.34	14.66	17,875	1.50	1.47	1.69	(0.43)	(0.65)	148
2003	7.83	(0.04)	3.62	—	11.41	45.72	22,520	1.50	1.44	1.70	(0.59)	(0.85)	131
2002	10.09	(0.04)	(2.22)	—	7.83	(22.40)	12,878	1.50	1.43	1.82	(0.44)	(0.83)	160
2001(3)	10.00	— †	0.09	—	10.09	0.90	115	1.50	1.50	123.38	(0.28)	(122.16)	92
GS8 Class
2005	$12.34	$(0.11)#	$0.82	$(1.94)	$11.11	5.61%	$5,694	1.92%	1.91%	2.07%	(0.88)%	(1.04)%	97%
2004(4)	12.14	(0.01)	0.95	(0.74)	12.34	7.77	5,386	1.95	1.91	2.19	(0.68)	(0.96)	148

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding Throughout the Year Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets (1)
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Year	Total Return (2)	Net Assets, End of Year (000)	Expenses, Net	Expenses, Including Expense Reduction	Expenses, Before Waivers and Expense Reduction	Investment Income/ (Loss), Net	Investment Income/ (Loss), Excluding Waivers and Expense Reduction	Portfolio Turnover Rate (2)
International Equity Fund
GS2 Class
2005	$12.93	$0.29		$1.99	$(0.30)	$(0.20)	$—		$14.71	17.66%	$176,819	0.97%	0.95%	1.12%	1.59%	1.43%	30%
2004	11.06	0.16		1.93	(0.22)	—	—		12.93	18.93	87,300	0.97	0.95	1.13	1.32	1.14	33
2003	8.26	0.08	#	2.90	(0.18)	—	—		11.06	36.06	50,390	0.97	0.95	1.14	0.86	0.67	33
2002	9.50	0.11		(1.22)	(0.13)	—	—	†	8.26	(11.72)	5,416	0.96	0.93	1.43	1.29	0.79	30
2001(3)	10.00	—	†	(0.47)	(0.03)	—	—		9.50	(4.69)	27	0.96	0.96	88.97	0.11	(87.90)	20
GS4 Class
2005	$15.20	$0.23		$2.41	$(0.27)	$(0.20)	$—		$17.37	17.39%	$1,120,234	1.15%	1.13%	1.31%	1.42%	1.24%	30%
2004	12.96	0.17		2.26	(0.19)	—	—		15.20	18.80	1,072,556	1.15	1.13	1.31	1.22	1.04	33
2003	9.66	0.15	#	3.31	(0.16)	—	—		12.96	35.81	920,664	1.15	1.13	1.31	1.39	1.21	33
2002	11.09	0.11		(1.43)	(0.11)	—	—	†	9.66	(11.94)	698,704	1.15	1.12	1.35	1.00	0.77	30
2001(3)	11.66	0.01		(0.55)	(0.03)	—	—		11.09	(4.61)	795,363	1.15	1.15	1.37	0.28	0.06	20
GS6 Class
2005	$12.80	$0.13		$2.06	$(0.23)	$(0.20)	$—		$14.56	17.15%	$19,123	1.45%	1.43%	1.64%	1.11%	0.91%	30%
2004	10.95	0.12		1.90	(0.17)	—	—		12.80	18.52	19,551	1.35	1.33	1.58	1.06	0.81	33
2003	8.19	0.10	#	2.80	(0.14)	—	—		10.95	35.47	20,434	1.36	1.34	1.50	1.14	0.98	33
2002	9.43	0.06		(1.21)	(0.09)	—	—	†	8.19	(12.18)	14,078	1.37	1.34	1.64	0.88	0.58	30
2001(3)	10.00	(0.01	)#	(0.53)	(0.03)	—	—		9.43	(5.40)	51	1.45	1.45	256.83	(0.32)	(255.70)	20
GS8 Class
2005	$12.80	$0.11		$2.02	$(0.19)	$(0.20)	$—		$14.54	16.67%	$6,243	1.80%	1.78%	2.11%	0.76%	0.43%	30%
2004(4)	12.05	—	†	0.84	(0.09)	—	—		12.80	6.93	5,346	1.80	1.78	2.16	(0.37)	(0.75)	33

†	Amount represents less than $0.005 per share.

#	Calculated using the average shares outstanding method.

(1)	Annualized.

(2)	Not annualized.

(3)	Inception date was August 27, 2001.

(4)	Inception date was November 8, 2004.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established seventeen series (each a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company and registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I are each referred to as a “Blended Fund” and together are referred to as the “Blended Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund and Extended-Duration Bond Fund are together referred to as the “Bond Funds.” The Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund are together referred to as the “Equity Funds.” The Money Market Fund is referred to as the “Money Market Fund.”

There are four classes of shares issued by the Funds — the GS2 Class, the GS4 Class, the GS6 Class and the GS8 Class. All classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed income obligations, stocks and other investments. The Blended Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Blended Funds are commonly referred to as “Fund of Funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale, or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price. Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and asked prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price. Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and asked prices; those maturing in 60 days or less are valued at amortized cost. Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded. Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market. Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Certain fixed income securities are valued by the sub-adviser using various methodologies. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Valuation Committee meeting may be called. The Trust uses FT-Interactive Data (“FT”) as a third party fair valuation vendor. FT provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

The Money Market Fund uses the amortized cost method, which approximates market value, to determine the value of its portfolio securities.

The Blended Funds value their investments in the underlying Select Funds daily at the closing net asset value of each respective Select Fund.

b. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

c. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, the intended purchase of securities or to gain market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and this party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. The Funds bear the market risk arising from any change in index values or interest rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Options and Futures — The International Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

TBAs — The Bond Funds may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities” above.

Dollar Rolls — During the year ended December 31, 2005, GuideStone Funds entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

Swap Agreements — Each Select Fund may enter into swap agreements. The Equity Funds may enter into equity swap contracts, the Bond Funds may enter into interest rate and credit default swaps, the International Equity and Bond Funds may enter into currency swaps and each Select Fund may enter into total return swaps.

Swap agreements are the exchange of one security or asset for another. A swap may be entered into in order to, among other things, change the maturity of a fund’s portfolio, to protect a fund’s value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities may be set aside as collateral by the Fund’s custodian.

d. Foreign Currency Translations

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

e. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Equity Index Fund, Growth Equity Fund and Value Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund and the Blended Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are identified on an identified cost basis.

g. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds of the Trust are generally allocated to each Fund in proportion to their relative net assets. Each class of shares bears its pro-rata portion of expenses attributable to its class, except that each class separately bears expenses related specifically to that class, such as printing, transfer agent, service and distribution fees.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Investment Advisor”) acts as the Investment Advisor to the Funds. As Investment Advisor it supervises the investments of the Funds and for such services is paid a fee.

GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds and for such services each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory and sub-advisory fees accrued during the year ended December 31, 2005, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
Flexible Income	0.10%	—
Growth & Income	0.10%	—
Capital Opportunities	0.10%	—
Global Equity	0.10%	—
Flexible Income I	0.10%	—
Growth & Income I	0.10%	—
Capital Opportunities I	0.10%	—
Global Equity I	0.10%	—
Money Market	0.14%	0.07%
Low-Duration Bond	0.20%	0.21%
Medium-Duration Bond	0.23%	0.20%
Extended-Duration Bond	0.27%	0.22%
Equity Index	0.14%	0.02%
Value Equity	0.43%	0.24%
Growth Equity	0.48%	0.35%
Small Cap Equity	0.30%	0.68%
International Equity	0.47%	0.49%

For the year ended December 31, 2005, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waivers	Net Advisory Fee (Reimbursement)
Flexible Income	$270,346	$(156,185)	$114,161
Growth & Income	1,224,320	(77,821)	1,146,499
Capital Opportunities	1,002,217	(83,384)	918,833
Global Equity	899,404	(94,588)	804,816
Flexible Income I	52,016	(67,274)	(15,258)
Growth & Income I	222,435	(24,235)	198,200
Capital Opportunities I	146,851	(49,406)	97,445
Global Equity I	113,691	(51,008)	62,683
Money Market	1,259,455	(26,048)	1,233,407
Low-Duration Bond	1,751,941	(516,540)	1,235,401

	Gross Advisory Fee	Waivers	Net Advisory Fee (Reimbursement)
Medium-Duration Bond	$2,326,559	$(895,592)	$1,430,967
Extended-Duration Bond	1,264,239	(119,298)	1,144,941
Equity Index	652,271	(167,286)	484,985
Value Equity	6,047,255	(309,889)	5,737,366
Growth Equity	7,128,997	(1,192,559)	5,936,438
Small Cap Equity	1,566,909	(213,295)	1,353,614
International Equity	5,685,936	(1,940,476)	3,745,460

b. Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted Shareholder Service Plans for the GS4, GS6 and GS8 Class of each Select Fund and the GS6 and GS8 Class of each Blended Fund (“Service Plans”) and a separate Plan of Distribution for the GS6 and GS8 Class of each Select Fund and Blended Fund pursuant to Rule 12b-1 under the 1940 Act (“ 12b-1 Plan”).

Under the Service Plans, the GS4, GS6 and GS8 Class of each Select Fund and the GS6 and GS8 Class of each applicable Blended Fund are authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4, GS6 and GS8 Class of each Select Fund are authorized to pay service fees of 0.19%, 0.30% and 0.40% of average daily net assets, respectively. The GS6 and GS8 Class of each applicable Blended Fund are authorized to pay service fees of 0.11% and 0.21% of average daily net assets, respectively.

Under the 12b-1 Plan, the assets of each Select Fund and Blended Fund may be used to compensate GuideStone Financial Resources, the Distributor or others for certain expenses relating to the distribution of shares of the Funds to investors. Under the 12b-1 Plan, the maximum amount payable as a percentage of average daily net assets on an annual basis is 0.10% by the GS6 Class of each Select Fund and applicable Blended Fund and 0.30% by the GS8 Class of each Select Fund and applicable Blended Fund.

c. Expense Limitation

GSCM has agreed, through April 30, 2006, to waive fees and reimburse expenses of the GS2 Class, GS4 Class, GS6 Class and the GS8 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class	GS6 Class	GS8 Class
Flexible Income	—	0.13%	0.50%	0.80%
Growth & Income	—	0.13%	0.60%	0.90%
Capital Opportunities	—	0.13%	0.70%	1.00%
Global Equity	—	0.13%	0.57%	0.87%
Flexible Income I	0.17%	—	—	—
Growth & Income I	0.17%	—	—	—
Capital Opportunities I	0.17%	—	—	—
Global Equity I	0.17%	—	—	—
Money Market	0.27%	0.46%	0.87%	1.17%
Low-Duration Bond	0.45%	0.61%	1.00%	1.30%
Medium-Duration Bond	0.50%	0.62%	1.05%	1.35%
Extended-Duration Bond	0.65%	0.73%	1.20%	1.50%
Equity Index	0.25%	0.40%	0.60%	0.90%
Value Equity	0.76%	0.90%	1.30%	1.60%
Growth Equity	0.87%	0.99%	1.39%	1.69%
Small Cap Equity	1.14%	1.21%	1.61%	1.91%
International Equity	0.97%	1.15%	1.50%	1.80%

During the period January 1, 2005 through April 18, 2005, GSCM agreed to waive fees and reimburse expenses of the GS6 Class of the Select Funds (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceeded, in the aggregate, the annual percentage rate of each class’s average daily net assets for the following Funds:

Fund	GS6 Class
Money Market	0.72%
Low-Duration Bond	0.85%
Medium-Duration Bond	0.90%
Extended-Duration Bond	1.05%
Equity Index	0.45%
Value Equity	1.15%
Growth Equity	1.24%
Small Cap Equity	1.50%
International Equity	1.35%

During the period April 19, 2005 through April 30, 2005, the expense cap for the Small Cap Equity Fund GS6 Class was 1.65%. During the period January 1, 2005 through April 30, 2005, the expense caps for the Small Cap Equity Fund GS2 Class, GS4 Class and GS8 Class were 1.18%, 1.25% and 1.95%, respectively.

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class	GS4 Class	GS6 Class	GS8 Class
Flexible Income	NA	$336,684	$38,506	$12,977
Growth & Income	NA	74,349	31,248	4,950
Capital Opportunities	NA	148,403	18,400	398
Global Equity	NA	185,371	19,856	3,884
Flexible Income I	$167,155	NA	NA	NA
Growth & Income I	113,368	NA	NA	NA
Capital Opportunities I	150,598	NA	NA	NA
Global Equity I	155,327	NA	NA	NA
Money Market	—	—	77,677	5,021
Low-Duration Bond	58,594	1,218,033	27,410	11,371
Medium-Duration Bond	17,080	1,763,445	23,288	9,164
Extended-Duration Bond	—	239,411	—	3,765
Equity Index	—	237,094	114,599	17,658
Value Equity	—	784,017	21,979	6,625
Growth Equity	39,546	3,076,420	71,246	11,567
Small Cap Equity	—	1,036,424	72,025	8,976
International Equity	358,271	4,179,558	103,308	19,445

During the year ended December 31, 2005, GSCM recaptured the following amounts:

	GS2 Class	GS6 Class	GS8 Class
Growth & Income	—	$390	—
Capital Opportunities	—	22	$6
Money Market	$5,116	—	—
Small Cap Equity	22,666	—	—

d. Brokerage Service and Other Arrangements

The Investment Advisor directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Equity Funds. The amount of expenses paid through Brokerage Service Arrangements for the year ended December 31, 2005 were as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$119,591
Growth Equity	131,415
Small Cap Equity	70,478
International Equity	227,131

In addition, the Funds have entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Fund’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the year ended December 31, 2005, expenses reduced were as follows:

Fund	Reduction to Expenses
Flexible Income	$766
Growth & Income	883
Capital Opportunities	783
Global Equity	716
Flexible Income I	683
Growth & Income I	762
Capital Opportunities I	756
Global Equity I	785
Money Market	13,158
Low-Duration Bond	147,209
Medium-Duration Bond	117,909
Extended-Duration Bond	2,178
Equity Index	1,493
Value Equity	3,021
Growth Equity	2,586
Small Cap Equity	6,118
International Equity	4,465

e. Administrator, Transfer Agent and Distributor

Certain employees of PFPC Inc. (“PFPC”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), are officers of the Funds. PFPC serves as Administrator and Transfer agent of the Funds.

For its services as Administrator, PFPC is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between .008% and .0375% of average daily net assets. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2005,

PFPC received $5,280,374 in aggregate fees and expenses for services rendered under the various agreements described above.

PFPC Distributors, Inc. (“PDI”), also an indirect, wholly owned subsidiary of PNC, serves as the Distributor for the Funds. The Funds do not pay any fees to PDI in its capacity as Distributor.

4. SECURITIES LENDING

Through an agreement with Northern Trust (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash, letters of credit or U.S. Government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned Securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust. At December 31, 2005, the market values of loaned securities and collateral received were as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral
Low-Duration Bond	$74,394,539	$76,055,884
Medium-Duration Bond	237,222,695	241,912,239
Extended-Duration Bond	234,740,368	240,029,062
Equity Index	38,145,959	39,384,471
Value Equity	234,145,535	240,911,665
Growth Equity	208,442,988	214,748,197
Small Cap Equity	243,954,062	251,909,169
International Equity	162,793,281	172,547,355

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and proceeds from sales and maturities (other than short-term and U.S. Government obligations) for each Fund were as follows:

	Purchases	Sale and Maturity Proceeds
Flexible Income	$27,250,000	$27,609,000
Growth & Income	72,950,000	158,683,000
Capital Opportunities	38,800,000	113,874,000
Global Equity	31,500,000	109,505,000
Flexible Income I	24,854,000	4,365,000
Growth & Income I	113,291,000	13,295,000
Capital Opportunities I	81,734,000	7,412,000
Global Equity I	83,258,000	5,161,000
Low-Duration Bond	610,936,617	366,783,200
Medium-Duration Bond	621,312,248	401,652,433
Extended-Duration Bond	42,588,181	26,213,574
Equity Index	27,818,455	32,088,363
Value Equity	726,206,525	757,086,152
Growth Equity	708,361,798	770,715,695
Small Cap Equity	592,320,587	463,474,653
International Equity	352,174,951	406,631,643

For the year ended December 31, 2005, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government obligations for each Fund were as follows:

	Purchases	Sale and Maturity Proceeds
Flexible Income	$26,834,652	$26,503,618
Growth & Income	48,926,352	47,315,813
Capital Opportunities	13,346,176	13,049,875
Flexible Income I	4,055,698	3,878,329
Growth & Income I	11,663,000	10,776,384
Capital Opportunities I	4,376,394	3,874,265
Low-Duration Bond	981,535,710	1,113,835,006
Medium-Duration Bond	4,413,711,174	4,122,586,203
Extended-Duration Bond	134,427,344	147,342,740

Futures Contracts

Investments in securities as of December 31, 2005 included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

	Market Value of Collateral	Open Purchase (Sale) Contracts	Notional Market Value on Futures	Net Unrealized Gain (Loss) on Futures
Flexible Income Fund
March 2006 S&P 500®	$133,610	3	$941,100	$(10,329)

Growth & Income Fund
March 2006 S&P 500®	796,713	41	12,861,700	$(165,325)

Capital Opportunities Fund
March 2006 S&P 500®	900,632	45	14,116,500	$(190,623)

Global Equity Fund
March 2006 S&P 500®	1,281,669	41	12,861,700	$(166,487)

Flexible Income Fund I
March 2006 S&P 500® E-Mini	19,794	2	125,480	$(1,689)

Growth & Income Fund I
March 2006 S&P 500® E-Mini	128,662	34	2,133,160	$(25,099)

Capital Opportunities Fund I
March 2006 S&P 500® E-Mini	128,662	39	2,446,860	$(32,495)

Global Equity Fund I
March 2006 S&P 500® E-Mini	138,559	40	2,509,600	$(34,885)

Low-Duration Bond Fund
June 2006 90-Day Euro	305,985	489	116,326,988	$34,900
December 2006 90-Day Euro	171,375	301	74,973,938	(109,910)
March 2006 2-Year U.S. Treasury Note	1,836,506	1,033	211,958,688	208,064
March 2006 5-Year U.S. Treasury Note	296,275	(439)	46,684,906	(139,449)
March 2006 10-Year U.S. Treasury Note	45,501	(48)	5,251,500	(54,540)
September 2006 90-Day Euro	300,488	590	140,361,000	(29,338)
March 2006 Euro-Bobl	94,973	(82)	10,961,227	1,416
March 2006 Euro Bund	618	2	288,491	2,391
March 2007 90-Day Euro	29,567	58	13,811,250	12,325

				$(74,141)

Medium-Duration Bond Fund
December 2006 90-Day Euro	115,072	72	17,136,900	$(75,960)
June 2006 90-Day Euro	126,179	297	70,652,587	38,238
March 2006 90-Day Euro	48,468	114	27,139,125	(14,825)
March 2006 Euro Bund	28,852	(112)	16,155,516	(78,232)
March 2006 5-Year U.S. Treasury Note	86,502	180	19,141,875	47,972
March 2006 10-Year U.S. Treasury Note	204,373	162	37,854,562	106,630
March 2006 10-Year Swap	97,113	134	14,492,938	103,265
September 2006 90-Day Euro	147,666	262	62,329,800	23,520
March 2007 90-Day Euro	30,943	70	16,668,750	15,008
March 2006 U.S. Long Treasury Bond	22,741	(95)	10,847,813	(232,322)

				$(66,706)

	Market Value of Collateral	Open Purchase (Sale) Contracts	Notional Market Value on Futures	Net Unrealized Gain (Loss) on Futures
Equity Index Fund
March 2006 S&P 500®	$697,743	21	$6,587,700	$(78,867)

Value Equity Fund
March 2006 Russell 2000®	262,272	9	3,073,725	$(25,829)
March 2006 S&P 500®	4,537,802	166	52,074,200	(662,613)

				$(688,442)

Growth Equity Fund
March 2006 S&P 500®	4,156,765	88	27,605,600	$(377,147)

Small Cap Equity Fund
March 2006 Russell 2000®	784,920	22	7,461,300	$(121,696)
March 2006 S&P 500®	759,021	23	7,215,100	(83,339)

				$(205,035)

Forward Foreign Currency Contracts

As of December 31, 2005, the following Funds have forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
1/10/2006	US Dollars	275,086	Japanese Yen	32,634,000	$2,017
1/12/2006	US Dollars	322,824	British Pounds	188,000	609
1/18/2006	Euros	26,617,000	US Dollars	31,326,037	(219,596)
1/18/2006	US Dollars	10,423,977	Euros	8,794,000	(1,604)
1/20/2006	Euros	2,916,076	US Dollars	3,533,972	77,539
1/20/2006	US Dollars	240,782	Euros	200,000	(3,722)
1/27/2006	New Zealand Dollars	2,185,401	US Dollars	1,518,854	30,498
2/28/2006	Euros	2,200,000	US Dollars	2,593,217	(20,029)

					$(134,288)

Medium-Duration Bond Fund
1/10/2006	US Dollars	6,891,476	Japanese Yen	817,551,000	$50,518
1/12/2006	British Pounds	3,671,000	US Dollars	6,306,694	(8,848)
1/12/2006	US Dollars	6,506,192	British Pounds	3,665,000	(200,973)
1/13/2006	US Dollars	2,296,571	Mexican Pesos	24,458,647	(442)
1/18/2006	Euros	41,126,000	US Dollars	48,336,825	(404,418)
1/18/2006	US Dollars	9,387,980	Euros	7,920,000	(1,445)
1/18/2006	Mexican Pesos	63,260,404	US Dollars	5,749,639	(185,216)
1/26/2006	US Dollars	934,913	Israeli Shekels	4,309,875	549
1/26/2006	Israeli Shekels	4,890,585	US Dollars	1,053,438	(8,068)
1/27/2006	Euros	1,450,805	US Dollars	1,741,148	20,822
1/31/2006	Euros	900,000	US Dollars	1,063,175	(4,259)
2/8/2006	Australian Dollars	2,406,065	US Dollars	1,799,736	38,157
2/8/2006	Canadian Dollars	2,362,022	US Dollars	1,994,951	(39,410)
2/8/2006	US Dollars	995,935	Canadian Dollars	1,175,203	16,244

Fund/Expiration Date	Currency to be Delivered	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
2/8/2006	Euros	6,691,828	US Dollars	8,044,399	$104,196
2/8/2006	US Dollars	7,919,508	Euros	6,691,828	20,695
3/14/2006	Hungarian Forints	485,453,100	US Dollars	2,223,381	(45,570)

					$(647,468)

International Equity
1/10/2006	Japanese Yen	151,810,960	US Dollars	1,384,000	$94,942
1/10/2006	US Dollars	1,404,864	Japanese Yen	151,810,960	(115,806)
1/12/2006	Swiss Francs	620,883	British Pounds	278,186	5,444
1/24/2006	Canadian Dollars	2,449,002	British Pounds	1,170,036	(95,550)
1/31/2006	British Pounds	8,530,000	US Dollars	15,250,872	577,102
3/14/2006	Swiss Francs	1,496,703	British Pounds	663,785	(5,337)
4/7/2006	US Dollars	1,247,069	Euros	1,035,909	(13,893)
4/7/2006	Euros	1,035,909	US Dollars	1,252,000	18,824
6/14/2006	Swiss Francs	1,486,916	British Pounds	663,861	(6,977)

					$458,749

Options Written

Transactions in options written during the year ended December 31, 2005 were as follows:

Low-Duration Bond Fund	Number of Contracts	Premiums Received
Options written, 12/31/04	1,280	$184,960

Options written	1,424	477,106
Options expired	(1,600)	(273,760)
Options closed	(30)	(9,263)

Options written, 12/31/05	1,074	$379,043

Medium-Duration Bond Fund	Number of Contracts	Premiums Received
Options written, 12/31/04	6,892	$1,714,774

Options written	3,408	432,672
Options expired	(3,629)	(841,253)
Options closed	(1,035)	(284,533)

Options written, 12/31/05	5,636	$1,021,660

Growth Equity Fund	Number of Contracts	Premiums Received
Options written, 12/31/04	—	$—

Options written	54	9,036
Options expired	(54)	(9,036)
Options closed	—	—

Options written, 12/31/05	—	$—

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2005			Year Ended December 31, 2004
	GS4	GS6	GS8	GS4	GS6	GS8
Flexible Income Fund
Shares sold	3,824,308	—	8,453	3,644,007	1,668,753	539,068
Shares reinvested	1,073,334	89,168	37,286	657,290	69,167	14,409
Shares redeemed	(3,795,558)	—	—	(3,266,256)	(2,574,088)	(14,409)

Net increase (decrease)	1,102,084	89,168	45,739	1,035,041	(836,168)	539,068

Growth & Income Fund
Shares sold	7,705,632	—	37,621	11,023,584	1,990,264	532,427
Shares reinvested	5,682,960	133,984	54,000	3,025,333	77,679	19,080
Shares redeemed	(13,663,368)	—	(9)	(7,586,229)	(3,159,144)	(19,080)

Net increase (decrease)	(274,776)	133,984	91,612	6,462,688	(1,091,201)	532,427

Capital Opportunities Fund
Shares sold	3,308,317	—	46,234	6,104,598	1,021,152	497,277
Shares reinvested	3,318,258	46,828	36,627	1,500,625	22,673	10,462
Shares redeemed	(8,321,585)	—	(3)	(4,253,158)	(1,782,715)	(12,311)

Net increase (decrease)	(1,695,010)	46,828	82,858	3,352,065	(738,890)	495,428

Global Equity Fund
Shares sold	3,985,734	—	12,413	5,337,749	1,360,945	463,434
Shares reinvested	2,666,766	74,409	29,063	765,384	19,329	5,003
Shares redeemed	(9,133,897)	—	—	(4,618,460)	(2,013,639)	(1,753)

Net increase (decrease)	(2,481,397)	74,409	41,476	1,484,673	(633,365)	466,684

	GS2			GS2
Flexible Income Fund I
Shares sold	2,547,905			607,864
Shares reinvested	258,626			138,826
Shares redeemed	(515,007)			(474,127)

Net increase	2,291,524			272,563

Growth & Income Fund I
Shares sold	10,263,212			4,579,968
Shares reinvested	1,112,570			443,757
Shares redeemed	(1,110,745)			(921,092)

Net increase	10,265,037			4,102,633

Capital Opportunities Fund I
Shares sold	7,039,835			1,014,142
Shares reinvested	526,433			170,884
Shares redeemed	(704,572)			(557,933)

Net increase	6,861,696			627,093

Global Equity Fund I
Shares sold	6,666,685			648,062
Shares reinvested	287,774			49,042
Shares redeemed	(523,621)			(358,584)

Net increase	6,430,838			338,520

	Year Ended December 31, 2005				Year Ended December 31, 2004
	GS2	GS4	GS6	GS8	GS2	GS4	GS6	GS8
Money Market Fund
Shares sold	97,579,053	2,495,446,536	43,983	54,568	45,386,513	2,724,683,827	11,500,548	5,004,597
Shares reinvested	2,495,133	11,467,878	111,760	107,373	680,196	4,564,114	56,965	6,789
Shares redeemed	(68,344,589)	(2,578,673,372)	(44,371)	(23,730)	(48,066,537)	(2,744,229,998)	(15,116,865)	(4,288)

Net increase (decrease)	31,729,597	(71,758,958)	111,372	138,211	(1,999,828)	(14,982,057)	(3,559,352)	5,007,098

Low-Duration Bond Fund
Shares sold	5,248,419	8,353,061	51,030	135	1,522,844	11,341,798	1,397,602	526,316
Shares reinvested	480,713	1,805,474	50,668	19,301	212,603	1,370,322	61,346	8,159
Shares redeemed	(585,221)	(9,214,663)	(569,745)	(6)	(972,228)	(7,254,656)	(2,092,389)	—

Net increase (decrease)	5,143,911	943,872	(468,047)	19,430	763,219	5,457,464	(633,441)	534,475

Medium-Duration Bond Fund
Shares sold	5,497,788	14,239,642	62,271	73	2,017,679	14,384,711	1,738,376	528,541
Shares reinvested	682,179	2,861,364	89,901	31,950	392,757	2,735,238	134,574	23,875
Shares redeemed	(444,179)	(6,447,573)	(459,868)	—	(1,610,530)	(9,138,068)	(2,496,490)	—

Net increase (decrease)	5,735,788	10,653,433	(307,696)	32,023	799,906	7,981,881	(623,540)	552,416

Exended-Duration Bond Fund
Shares sold	3,301,097	5,503,394	102,426	68	1,592,764	8,519,523	2,077,487	541,712
Shares reinvested	672,556	1,637,275	187,340	59,570	404,013	1,861,952	325,052	31,449
Shares redeemed	(810,810)	(7,325,967)	(1,204,900)	—	(1,508,800)	(9,670,332)	(2,731,351)	—

Net increase (decrease)	3,162,843	(185,298)	(915,134)	59,638	487,977	711,143	(328,812)	573,161

Equity Index Fund
Shares sold	2,936,130	2,592,192	—	120	626,229	3,188,876	1,315,085	529,030
Shares reinvested	171,170	357,906	29,955	11,720	101,674	383,028	41,965	5,469
Shares redeemed	(558,730)	(4,595,480)	—	—	(664,944)	(3,452,012)	(2,091,566)	(5,475)

Net increase (decrease)	2,548,570	(1,645,382)	29,955	11,840	62,959	119,892	(734,516)	529,024

Value Equity Fund
Shares sold	7,236,109	3,861,126	58,317	273	1,498,441	5,785,172	1,704,070	462,149
Shares reinvested	1,782,966	5,787,541	169,839	62,261	158,475	1,028,686	39,281	3,013
Shares redeemed	(1,044,581)	(10,142,136)	(402,264)	—	(2,131,621)	(8,581,255)	(2,153,589)	(3,015)

Net increase (decrease)	7,974,494	(493,469)	(174,108)	62,534	(474,705)	(1,767,397)	(410,238)	462,147

	Year Ended December 31, 2005				Year Ended December 31, 2004
	GS2	GS4	GS6	GS8	GS2	GS4	GS6	GS8
Growth Equity Fund
Shares sold	8,581,238	3,451,460	33,645	99	1,613,851	5,944,000	1,354,099	521,376
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	(1,360,673)	(12,607,943)	(350,859)	—	(2,119,626)	(8,189,207)	(1,991,736)	—

Net increase (decrease)	7,220,565	(9,156,483)	(317,214)	99	(505,775)	(2,245,207)	(637,637)	521,376

Small Cap Equity Fund
Shares sold	2,961,871	5,734,325	34,416	453	688,611	6,941,965	1,629,128	411,862
Shares reinvested	776,723	3,248,901	204,944	75,572	128,304	1,135,100	82,022	24,795
Shares redeemed	(587,859)	(5,552,728)	(291,639)	—	(732,845)	(5,684,710)	(2,235,825)	—

Net increase (decrease)	3,150,735	3,430,498	(52,279)	76,025	84,070	2,392,355	(524,675)	436,657

International Equity Fund
Shares sold	5,946,070	5,799,684	123,176	371	3,185,332	5,416,943	1,543,393	417,709
Shares reinvested	391,556	1,711,897	38,117	11,325	115,700	900,425	23,826	2,772
Shares redeemed	(1,070,163)	(13,605,130)	(374,414)	—	(1,107,875)	(6,777,507)	(1,906,068)	(2,765)

Net increase (decrease)	5,267,463	(6,093,549)	(213,121)	11,696	2,193,157	(460,139)	(338,849)	417,716

7. BANK BORROWINGS

The Trust, on behalf of and for the benefit of the Funds, has a credit agreement with Bank of America, N.A., dated December 1, 2005, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement permits borrowings up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank prime rate minus two percent or the Wall Street Journal LIBOR One Month Floating Rate plus 0.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.12% per annum. None of the Funds had any outstanding borrowings during the year ended December 31, 2005.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, investments in Passive Foreign Investment Companies (“PFIC’s”) and excise tax regulations. Distributions during the years ending December 31, 2005 and 2004 were characterized as follows for tax purposes:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distribution
Flexible Income
2005	$7,202,701	$8,060,505	$15,263,206
2004	6,674,001	2,803,393	9,477,394
Growth & Income
2005	32,658,116	51,454,905	84,113,021
2004	26,687,405	17,336,809	44,024,214
Capital Opportunities
2005	21,044,662	32,067,303	53,111,965
2004	14,526,079	8,194,511	22,720,590
Global Equity
2005	14,036,479	31,500,364	45,536,843
2004	7,152,360	4,844,621	11,996,981
Flexible Income I
2005	1,960,483	695,422	2,655,905
2004	1,154,594	284,575	1,439,169
Growth & Income I
2005	9,387,903	3,409,006	12,796,909
2004	3,927,779	1,049,665	4,977,444
Capital Opportunities I
2005	4,868,226	1,871,844	6,740,070
2004	1,611,896	450,563	2,062,459
Global Equity I
2005	2,761,080	1,331,740	4,092,820
2004	531,130	105,262	636,392
Money Market
2005	25,692,609	—	25,692,609
2004	8,848,288	—	8,848,288
Low-Duration Bond
2005	28,121,329	2,254	28,123,583
2004	17,308,846	3,097,375	20,406,221
Medium-Duration Bond
2005	44,837,310	1,305,314	46,142,624
2004	37,814,520	4,734,024	42,548,544
Extended-Duration Bond
2005	25,266,825	6,787,901	32,054,726
2004	25,006,677	9,593,313	34,599,990
Equity Index
2005	6,790,475	1,344,379	8,134,854
2004	7,592,346	—	7,592,346
Value Equity
2005	43,128,602	82,692,658	125,821,260
2004	19,558,474	3,412	19,561,886
Small Cap Equity
2005	18,650,756	44,882,273	63,533,029
2004	—	21,644,314	21,644,314
International Equity
2005	21,032,901	15,522,074	36,554,975
2004	15,049,648	—	15,049,648

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Unrealized Appreciation (Depreciation) on Investments
Flexible Income	$1,857	$1,809,484	$43,656,519
Growth & Income	4,573	20,451,669	213,993,265
Capital Opportunities	35,519	24,716,023	208,197,650
Global Equity	138,197	26,715,186	223,317,391
Flexible Income I	—	693,802	(666,974)
Growth & Income I	—	5,741,188	5,462,925
Capital Opportunities I	1,428	5,130,709	11,877,677
Global Equity I	22,930	4,721,121	10,230,498
Money Market	—	(7,398)	—
Low-Duration Bond	—	(9,988,046)	(8,911,875)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Unrealized Appreciation (Depreciation) on Investments
Medium-Duration Bond	$166,538	$(1,264,463)	$2,321,719
Extended-Duration Bond	260,756	390,996	23,184,690
Equity Index	49,002	—	78,122,888
Value Equity	4,520,903	12,707,825	221,194,258
Growth Equity	—	(235,809,401)	348,707,867
Small Cap Equity	1,736,793	4,374,939	63,916,359
International Equity	6,264,885	15,465,877	355,008,365

Post-October loss deferrals have been included in undistributed ordinary income and undistributed long-term capital gains, depending upon the character of the loss deferral.

For federal income tax purposes, capital loss carryovers and their expiration dates, were as follows as of December 31, 2005:

	Expiring 12/31/2010	Expiring 12/31/2011	Expiring 12/31/2013	Total
Money Market	—	$2,028	$5,370	$7,398
Low-Duration Bond	—	—	9,988,046	9,988,046
Medium-Duration Bond	—	—	1,264,463	1,264,463
Growth Equity	$112,512,894	123,296,507	—	235,809,401

For federal income tax purposes, post-October loss deferrals, which will reverse in 2006, were as follows as of December 31, 2005:

	Capital	FX and PFIC	Total
Money Market	$976	—	$976
Low-Duration Bond	1,966,698	—	1,966,698
Medium-Duration Bond	3,338,183	$520,541	3,858,724
Equity Index	161,998	—	161,998
International Equity	—	702,852	702,852

At December 31, 2005, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

Fund	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Flexible Income	$43,656,519	$45,572,866	$(1,916,347)
Growth & Income	213,993,264	220,858,805	(6,865,541)
Capital Opportunities	208,197,650	212,595,331	(4,397,681)
Global Equity	223,317,390	225,448,562	(2,131,172)
Flexible Income I	(666,975)	1,689,258	(2,356,233)
Growth & Income I	5,462,925	14,540,114	(9,077,189)
Capital Opportunities I	11,877,677	15,959,879	(4,082,202)
Global Equity I	10,230,498	12,256,265	(2,025,767)
Low-Duration Bond	(8,900,264)	393,327	(9,293,591)
Medium-Duration Bond	2,202,919	12,981,686	(10,778,767)
Extended-Duration Bond	23,189,611	25,910,648	(2,621,037)
Equity Index	78,122,887	139,500,815	(61,377,928)
Value Equity	221,194,258	293,265,370	(72,071,112)
Growth Equity	348,707,867	380,410,268	(31,702,401)
Small Cap Equity	63,916,359	85,648,005	(21,731,646)
International Equity	354,963,465	377,881,322	(22,917,857)

The differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in PFIC’s.

At December 31, 2005, the aggregate cost of investment securities for federal income tax purposes was as follows (excluding foreign currency and derivative related items):

Fund	Federal Tax Cost
Flexible Income	$253,991,327
Growth & Income	1,079,622,360
Capital Opportunities	851,700,500
Global Equity	738,251,325
Flexible Income I	54,877,926
Growth & Income I	233,779,091
Capital Opportunities I	148,021,959
Global Equity I	115,723,599
Money Market	870,013,073
Low-Duration Bond	980,840,802
Medium-Duration Bond	1,595,731,595
Extended-Duration Bond	586,228,214
Equity Index	442,667,126
Value Equity	1,477,204,103
Growth Equity	1,415,168,637
Small Cap Equity	728,126,962
International Equity	1,136,828,180

At December 31, 2005, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydown gains, net operating losses and foreign currency transactions.

The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Flexible Income	—	$485,761	$(485,761)
Growth & Income	—	5,692,454	(5,692,454)
Capital Opportunities	—	5,897,468	(5,897,468)
Global Equity	—	6,177,724	(6,177,724)
Flexible Income I	—	130,492	(130,492)
Growth & Income I	—	1,615,641	(1,615,641)
Capital Opportunities I	—	1,291,156	(1,291,156)
Global Equity I	—	1,179,503	(1,179,503)
Low-Duration Bond	$(112,051)	295,973	(183,922)
Medium-Duration Bond	—	4,017,442	(4,017,442)
Extended-Duration Bond	—	903,987	(903,987)
Equity Index	—	(904)	904
Growth Equity	(3,160,622)	3,159,499	1,123
Small Cap Equity	—	997,229	(997,229)
International Equity	—	(634)	634

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund, Global Equity Fund, Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I, Global Equity Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2006

FUND MANAGEMENT

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE.

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES

Michael R. Buster (11/18/57) 3656 Bridle Road Prosper, TX 75078 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - Present.	17	None

William Craig George (7/8/58) 617 Glen Eden Drive Raleigh, NC 27612 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	17	None

Joseph A. Mack (11/22/39) 186 Preserve Lane Columbia, SC 29209 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - Present; Deputy Director, SC Retirement Systems.	17	None

Kevin P. Mahoney (7/26/57) First Baptist Church 1101 South Flagler Drive West Palm Beach, FL 33401 Trustee	Since 2004	Executive Pastor, FBC West Palm Beach, FL, July 2000 - present; Administrative Pastor, FBC Merritt Island, FL, June 1995 - June 2000.	17	None

Franklin Raymond Morgan (6/1/43) 23914 Seven Winds San Antonio, TX 78258 Trustee	Since 2005	Retired - Senior Vice President, Director of International Adminis- tration, Prudential Securities, Inc., January 1962 - May 2003.	17	None

James Ray Taylor (10/19/33) 3009 Tanglewood Park West Fort Worth, Texas 76109 Trustee	Since 2002	Retired since 1994.	17	None

INTERESTED TRUSTEES[2]

Barry Hartis (10/6/45) 12 Waxwing Cove Greensboro, NC 27455-1373 Trustee	Since 2005	Certified Public Accountant 1976 - Present, Vice President for Business and Finance, Greensboro College, January 1998 - June 30, 2005.	17

Gerald B. Jones (5/24/32) Jones Motorcars, Inc. 3535 N. College Avenue Fayetteville, AR 72703-5108 Trustee	Since 2000	Owner Jones Motorcars, Inc. 1957 - Present.	17	Bank of Arkansas — Director

OFFICERS WHO ARE NOT TRUSTEES

Jeffrey P. Billinger (12/5/46) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - Present.	N/A	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee

Rodric E. Cummins (6/28/57) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998-Present.	N/A	N/A

John R. Jones (12/6/53) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - Present.	N/A	N/A

Rodney R. Miller (5/23/53) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - Present.	N/A	N/A

Patricia A. Weiland (8/25/59) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Chief Compliance Officer	Since 2000	Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - Present.	N/A	N/A

[1]	Each Trustee and officer serves for an indefinite term, until his/her successor is elected.

[2]	Messrs. Jones and Hartis serve as trustees and are to be “interested persons” of the Trust as the term is defined in the Investment Company Act of 1940, as amended.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE, by visiting our website at www.GuideStone.org or by visiting the SEC’s website at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to our website, www.GuideStone.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

INVESTMENT SUB-ADVISERS (Assets under management as of 12/31/05)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in their investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Institutional Management Corporation	1988	$453.0B
Low-Duration Bond	BlackRock Advisors, Inc.	1988	453.0B
	Payden & Rygel Investment Counsel	1983	55.7B
	PIMCO (Pacific Investment Management Company LLC)	1971	594.0B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	496.0B
	PIMCO (Pacific Investment Management Company LLC)	1971	594.0B
	Western Asset Management Company	1971	249.0B
Extended-Duration Bond	Loomis, Sayles & Company, L. P.	1926	74.5B
	STW Fixed Income Management Ltd.	1977	11.6B
Equity Index	Northern Trust Investments, Inc.	1889	618.0B
Value Equity	Barrow, Hanley Mewhinney & Straus, Inc.	1979	55.3B
	Equinox Capital Management LLC	1989	6.5B
	Northern Trust Investments, Inc.	1889	618.0B
	Numeric Investors L. P.	1989	12.2B
Growth Equity	Marsico Capital Management LLC	1997	62.5B
	RCM Capital Management LLC	1970	120.0B
	Sands Capital Management, Inc.	1992	19.3B
	TCW Investment Management Company	1971	123.0B
Small Cap Equity	Aronson+Johnson+Ortiz, LP	1984	23.5B
	Lord Abbett & Company LLC	1929	102.0B
	Lotsoff Capital Management	1981	5.5B
	Provident Investment Council, Inc.	1951	4.4B
	TimesSquare Capital Management LLC	2000	6.2B
International Equity	Alliance Capital Management, L.P.	1962	579.0B
	Capital Guardian Trust Company	1968	157.0B
	Genesis Asset Managers Limited	1990	15.0B
	Mondrian Investment Partners Limited	1990	43.8B
	Oechsle International Advisors LLC	1998	15.2B
	Philadelphia International Advisors, L.P.	1956	6.6B
	Walter Scott & Partners Limited	1983	24.0B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	2.9Tr

You should consider the investment objectives, risks, charges and expenses of each investment fund carefully before investing. To obtain a prospectus with this and other information about GuideStone Funds call 1-888-98-GUIDE, visit www.GuideStone.org or write to GuideStone Funds, 2401 Cedar Springs, Dallas, TX 75201-1498. Read it carefully before you invest. Shares of GuideStone Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

2401 Cedar Springs Road, Dallas, TX 75201-1498	Funds distributed by PFPC Distributors, Inc.
1.888.98.GUIDE • www.GuideStone.org	760 Moore Road, King of Prussia, PA 19406

Serving Those Who Serve the Lord “...with the integrity of our hearts and the skillfulness of our hands.” Psalm 78:72

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kevin Mahoney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $250,550 and $265,000 for 2004 and 2005, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $23,000 and $23,000 for 2004 and 2005, respectively. These fees are for Rule 17f-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $56,950 and $60,400 for 2004 and 2005, respectively. Tax fees are for excise calculation review and review of US Income Tax Return.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and 2005, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0% (zero).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $79,950 and $83,400 for 2004 and 2005, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the registrant’s Form N-CSR as filed with the SEC on March 4, 2005 (SEC Accession No. 0000893220-05-000465).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	February 21, 2006

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	February 21, 2006

*	Print the name and title of each signing officer under his or her signature.